UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number                      811-08495

GARTMORE MUTUAL FUNDS

(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices) (Zip code)
Eric Miller
1200 River Road
Suite 1000
Conshohocken, PA 19428
(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: 10/31/2005

Date of reporting period: 04/30/2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SemiannualReport April 30, 2005 (unaudited) Core Equity Series Gartmore Growth Fund Gartmore Large Cap Value Fund Gartmore Nationwide Fund Gartmore Mid Cap Growth Fund Gartmore Small Cap Fund Core Asset Allocations Series Gartmore Investor Destinations Aggressive Fund Gartmore Investor Destinations Moderately Aggressive Fund Gartmore Investor Destinations Moderate Fund Gartmore Investor Destinations Moderately Conservative Fund Gartmore Investor Destinations Conservative Fund Core Fixed Income Series Gartmore Bond Fund Gartmore Government Bond Fund Gartmore Tax-Free Income Fund Gartmore Money Market Fund Gartmore Morley Enhanced Income Fund Gartmore Short Duration Bond Fund (formerly “Gartmore Morley Capital Accumulation Fund”)

Solutions.

UNITED STATES | UNITED KINGDOM | JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $77 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC3, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1. As of April 30, 2005.

2. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.

3. These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $40.6 billion as of April 30, 2005.

4. Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

SemiannualReport

April 30, 2005 (unaudited)
SARBANES-OXLEY ACT SECTION 302 CERTIFICATIONS
SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

Contents

2	Market Perspectives

Core Equity Series

5	Gartmore Growth Fund
11	Gartmore Large Cap Value Fund
18	Gartmore Nationwide Fund
26	Gartmore Mid Cap Growth Fund
32	Gartmore Small Cap Fund

Core Asset Allocations Series

49	Gartmore Investor Destinations Aggressive Fund
54	Gartmore Investor Destinations Moderately Aggressive Fund
59	Gartmore Investor Destinations Moderate Fund
64	Gartmore Investor Destinations Moderately Conservative Fund
69	Gartmore Investor Destinations Conservative Fund

Core Fixed Income Series

83	Gartmore Bond Fund
90	Gartmore Government Bond Fund
95	Gartmore Tax-Free Income Fund
103	Gartmore Money Market Fund
111	Gartmore Morley Enhanced Income Fund
119	Gartmore Short Duration Bond Fund (formerly Gartmore Morley Capital Accumulation Fund)

137	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Market Perspectives October 31, 2004—April 30, 2005

Commentary by Young Chin
Co-Global Chief Investment Officer
President of the U.S. Individual Investor Group

The six-month period under review exhibited considerable volatility, with an early technology-led rally giving way to declining share prices at the beginning of 2005. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index finished with a return of 8.95% versus 3.28% for the S&P 500® Index.

The final two months of 2004 witnessed a broad rally in global equity markets. As noted above, international stocks—represented by the MSCI EAFE Index—outperformed their U.S. counterparts, primarily due to a depreciating U.S. dollar. The MSCI EAFE Index advanced 11.55% during this period, while the S&P 500 Index—a broad measure of the U.S. equity market—gained 7.59%.

Factors contributing to the rally included a decrease in the price of crude oil, which had spiked to a record high in October. The resolution of a close U.S. presidential race also helped investor psychology, as did favorable reports on a number of economic indicators, including retail sales. Information technology was a leading sector, while energy, which had outperformed for most of 2004, lagged the market during the final two months of the year; it has been an outperformer so far in 2005.

The new year brought a less favorable environment for stocks, as concerns about slowing economic growth, rising inflation and higher interest rates kept most markets on the defensive. The price of crude oil, as measured by West Texas Intermediate Crude Oil, was once again on the rise, climbing to a new peak of $56 per barrel in April before retreating to near the $50 level at the end of the period.

Adding to the negative impact of high oil prices were several reports that indicated accelerating U.S. inflation at the producer and consumer levels. Around the same time, the growth of the U.S. economy during the first quarter of 2005 was estimated at an annual rate of 3.1%, down from the previous quarter’s 3.8% pace. Concurrently, the Federal Reserve Board raised short-term interest rates in February and March, for a total of four 0.25% hikes during the six-month period.

Despite a rally by the U.S. dollar in the first four months of 2005, international markets held up better than those in the United States, with the MSCI EAFE Index posting a return of -2.33%, compared with -4.00% for the S&P 500 Index. Reversing the trends in evidence during the final two months of 2004, value outperformed growth, while large caps held up considerably better than small caps. Energy was one of the strongest-performing sectors, while information technology struggled during this four-month stretch.

Looking Ahead

We anticipate a continuation of the recent moderate-growth environment. Recent World Bank estimates for 2005 put real gross domestic product (GDP) growth in developed countries at 2.4%, while the pace in developing countries was expected to be considerably higher at 5.6%. In the United States, the rate of growth was pegged between those two figures at 4.0%.

We believe China will continue to be an important driver of worldwide economic expansion, especially with respect to its consumption of energy and industrial materials, such as metals and chemicals. One cautionary note out of China has been talk of a possible revaluation of China’s currency—the yuan. While such a move could help reduce the massive U.S. trade deficit, a sudden, large appreciation in the yuan might also drive U.S. interest rates significantly higher than they are at present. This rate reversal might occur due to the fact that China is currently a major investor in U.S. Treasury securities, which could change in the face of a sudden weakening in the U.S. dollar versus the Chinese yuan.

Energy prices represent another factor that could have an impact on the financial markets in the near term. The World Bank’s GDP estimates assume that the price of crude oil will fall in the second half of the year and average around $42 per barrel for all of 2005. Conversely, expectations on both the demand and supply sides of oil have been extremely volatile and difficult to predict with a high degree of confidence.

If oil prices fail to decline as expected, money that might have been spent elsewhere will be diverted to pay for gasoline, heating oil and other petroleum products. Consequently, we would expect to see slower growth in most global economies.

The monetary policy of central banks also should figure prominently in the near-term outlook. In the United States, the Federal Reserve Board appears intent on continuing to hike short-term interest rates in order to head off inflation, despite softness in long-term rates that many observers

2 Semiannual Report 2005

have interpreted as signaling an imminent slowdown. We believe the U.S. economy is stronger than many investors think and—with short-term interest rates still low by historical standards—the Fed has room to tighten a bit more without jeopardizing the economic expansion.

Likewise, we believe it is unlikely that energy costs could actually derail worldwide economic growth, although these costs are clearly a limiting factor. Against this backdrop, we anticipate pockets of strong growth amid generally modest demand in many industries for the balance of 2005.

Strengthening Our Commitment

In March 2005, I was appointed to the position of President of the U.S. Individual Investor Group. The decision to create this new role at Gartmore reflects our strong commitment to effectively overseeing the investment interests of our U.S.-based investors. At Gartmore, we seek to provide you with a broad range of choices in terms of asset classes and styles—offering equity and fixed-income, growth and value, core and sector, actively managed and indexed, and long-only and long-short funds. We also attempt to design investments that provide you with enhanced, risk-adjusted returns. My new role entails greater involvement in the risk management dimension of our investment operation with the goal of delivering risk-adjusted returns.

The new position also provides me with the opportunity to serve as a bridge between Gartmore’s investment managers and you, the Gartmore investor. We value the trust that you have placed in us as investment stewards. The optimal solution in meeting this ongoing objective is to dedicate our best human resources to the shareholder’s interests. Ultimately, this position consolidates our efforts in designing and delivering high-quality investments to each of our U.S. investors.
Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved, or that a diversified portfolio will produce better returns than a nondiversified portfolio. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. Although information has been obtained from, and is based on sources Gartmore Global Investments believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Important Information

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable

2005 Semiannual Report 3

Market Perspectives Continued

fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established and have significant short-term price volatility.

There is no assurance that a diversified portfolio will better results than a nondiversified portfolio.

While the Gartmore Government Bond Fund invests primarily in securities of the U.S. government and its agencies, Fund’s value is not guaranteed by these entities.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

For some investors, income from the Gartmore Tax-Free Income Fund may be subject to state and local taxes, the Federal Alternative Minimum Tax.

Index performance is provided for comparison purposes only; the indexes are unmanaged and do not reflect fees or expenses. Individuals cannot invest directly in market indexes.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

4 Semiannual Report 2005

Core Series

Gartmore Growth Fund

For the semiannual period ended April 30, 2005, the Gartmore Growth Fund returned 2.80% (Class A at NAV) versus 1.14% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds was 0.95%.

During the reporting period, the U.S. economy and equity markets experienced considerable volatility. In the fiscal fourth quarter of 2004, expectations were high for continued strong economic growth and benign inflation. These hopes began to fade in early 2005 as the Federal Reserve continued incrementally increasing the federal funds rate, sparking renewed fears about inflation and a slowdown in domestic and global economic growth. These fears came to a head in April, when domestic equity markets pulled back, with investors sitting on the sidelines awaiting more consistently positive news on the economy.

The portfolio benefited most from effective stock selection during the period, rather than sector allocations. In fact, the allocation effect on portfolio returns was negative, whereas the stock selection effect was positive.

Of the more notable contributors to Fund performance, UnitedHealth Group Inc. and Aetna Inc. performed very well, owing to a generally positive environment for HMOs, along with a favorable pricing and cost-control environment that generated positive earnings revisions for these companies. Another strong performer for the Fund was Peabody Energy Corp., one of the nation’s largest coal producers, which benefited from a favorable pricing environment for energy-related sectors.

Among the significant detractors to Fund performance, Biogen Idec Inc. was hurt greatly when trials of its multiple-sclerosis drug, Tysabri, revealed fatal side effects among a small group of trial participants. Elsewhere, The First Marblehead Corp., a classic high-growth financial company, slowed its growth rate and underperformed our expectations; consequently, we sold this stock from the Fund’s portfolio. In addition, the stock of Monster Worldwide, Inc., the Internet employment business, declined due to problems with the company’s new direct-marketing business.

At present, the equity markets are beset by inconsistent economic news, with the main questions involving how quickly inflation might grow and how many more times the Fed will raise interest rates to contain it. Associated with these concerns is the question of how high rates will have to go before a significant impact on gross domestic product growth is seen. Assuming that no major geopolitical events or other disruptive developments occur, we are maintaining a positive view on continued growth for the U.S. and global economies. Even so, we remain cautious in today’s choppy marketplace, preferring to avoid large sector positions in favor of smaller moves. For example, in the information technology sector, we have a narrow overweight, and in the health-care sector, we are increasing our positions due to the sector’s general immunity from the state of the economy. In addition, we are selling down our energy positions, because we feel that the price of energy has risen to unsustainable levels.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

Class A: NMFAX

Class B: NMFBX
Class C: GCGRX
Class D: MUIGX
Class R: GGFRX
Institutional Service Class: GWISX
Institutional Class: GGFIX

2005 Semiannual Report 5

Core Series

Gartmore Growth Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five	Ten
		month*	year	years	years

Class A1	without sales charge[2]	2.80%	3.65%	-12.29%	1.59%
	with sales charge[3]	-3.10%	-2.34%	-13.32%	0.99%

Class B1	without sales charge[2]	2.50%	3.05%	-13.36%	0.84%
	with sales charge[4]	-2.50%	-1.95%	-13.62%	0.84%

Class C1	without sales charge[2]	2.49%	3.04%	-12.89%	1.27%
	with sales charge[5]	1.49%	2.04%	-12.89%	1.27%

Class D6	without sales charge[2]	3.10%	4.11%	-12.01%	1.78%
	with sales charge[7]	-1.53%	-0.61%	-12.82%	1.31%

Class R [1,8]		2.79%	3.80%	-12.13%	1.71%

Institutional Class[1,8]		2.94%	3.95%	-12.04%	1.76%

Institutional Service Class[1,8]		2.93%	4.11%	-11.98%	1.79%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2005

Gartmore Growth Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid	Annualized
Growth Fund		11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$1,028.00	$6.34	1.26%
	Hypothetical [1]	$1,000.00	$1,018.75	$6.33	1.26%

Class B	Actual	$1,000.00	$1,025.00	$9.59	1.91%
	Hypothetical [1]	$1,000.00	$1,015.53	$9.59	1.91%

Class C	Actual	$1,000.00	$1,024.90	$9.54	1.90%
	Hypothetical [1]	$1,000.00	$1,015.58	$9.54	1.90%

Class D	Actual	$1,000.00	$1,031.00	$4.63	0.92%
	Hypothetical [1]	$1,000.00	$1,020.44	$4.62	0.92%

Class R	Actual	$1,000.00	$1,027.90	$5.98	1.19%
	Hypothetical [1]	$1,000.00	$1,019.10	$5.97	1.19%

Institutional Service Class	Actual	$1,000.00	$1,029.30	$4.83	0.96%
	Hypothetical [1]	$1,000.00	$1,020.24	$4.82	0.96%

Institutional Class	Actual	$1,000.00	$1,029.40	$4.78	0.95%
	Hypothetical [1]	$1,000.00	$1,020.29	$4.77	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 7

Gartmore Growth Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	99.1%
Commercial Paper	0.6%
Other Investments*	3.2%
Liabilities in excess of other assets**	-2.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	15.7%
Healthcare	14.3%
Retail	9.2%
Financial Services	8.1%
Pharmaceuticals	6.9%
Computer Equipment	5.9%
Semiconductors	5.1%
Manufacturing	5.0%
Food & Beverage	5.0%
Telecommunications	3.7%
Other Industries	21.1%

100.0%

Top Holdings

Johnson & Johnson	4.4%
Pfizer, Inc.	4.0%
Intel Corp.	3.3%
Microsoft Corp.	3.3%
PepsiCo, Inc.	3.3%
Cisco Systems, Inc.	2.8%
Wal-Mart Stores, Inc.	1.9%
Maxim Integrated Products, Inc.	1.8%
VeriSign, Inc.	1.8%
Dell, Inc.	1.8%
Other Holdings	71.6%

100.0%

8 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Growth Fund

Common Stocks (99.1%)

	Shares or
	Principal Amount	Value

Aerospace/Defense (1.3%)
Boeing Co. (The)	21,100	$1,255,872
United Technologies Corp.	17,960	1,826,891

		3,082,763

Coal (0.8%)
Peabody Energy Corp.	42,200	1,847,094

Computer Equipment (5.9%)
Cisco Systems, Inc. (b)	397,550	6,869,664
Dell, Inc. (b)	123,661	4,307,113
EMC Corp. (b)	233,250	3,060,240

		14,237,017

Computer Software & Services (15.7%)
Anteon International Corp. (b)	30,950	1,293,710
Autodesk, Inc.	83,720	2,664,808
Cognizant Technology Solutions Corp., Class A (b)	43,250	1,816,933
Cognos, Inc. ADR-CA (b)	29,840	1,129,146
Google, Inc. (b)	14,080	3,097,600
Hyperion Solutions Corp. (b)	28,610	1,163,569
Intel Corp.	350,000	8,231,999
Microsoft Corp.	317,580	8,034,773
Quest Software, Inc. (b)	92,540	1,097,524
Symantec Corp. (b)	131,100	2,462,058
VeriSign, Inc. (b)	166,190	4,397,387
Yahoo!, Inc. (b)	79,354	2,738,507

		38,128,014

Consumer Products (1.9%)
Colgate-Palmolive Corp.	28,110	1,399,597
Estee Lauder Cos., Class A	22,400	860,384
Gillette Co. (The)	42,500	2,194,700

		4,454,681

Entertainment (0.8%)
Carnival Corp.	39,950	1,952,756

Financial Services (8.1%)
American Express Corp.	68,110	3,589,397
Capital One Financial Corp.	58,280	4,131,470
First Marblehead Corp. (The) (b)	14,080	542,502
Franklin Resources, Inc.	55,300	3,798,004
Goldman Sachs Group, Inc.	32,300	3,449,317
Investors Financial Services Corp.	63,540	2,665,503
Nuveen Investments, Inc., Class A	36,690	1,247,093

		19,423,286

Food & Beverage (4.4%)
Coca Cola Co. (The)	58,800	2,554,272
PepsiCo, Inc.	142,810	7,945,948

		10,500,220

Healthcare (14.3%)
Abbott Laboratories, Inc.	86,000	4,227,759
Amgen, Inc. (b)	53,358	3,105,969
Caremark Rx, Inc. (b)	59,410	2,379,371
Genentech, Inc. (b)	37,440	2,655,994
Johnson & Johnson, Inc.	155,110	10,645,198
Medco Health Solutions, Inc. (b)	19,100	973,527
St. Jude Medical, Inc. (b)	69,800	2,724,294
Triad Hospitals, Inc. (b)	36,630	1,877,288
UnitedHealth Group, Inc.	39,280	3,712,353
WellPoint, Inc. (b)	16,340	2,087,435

		34,389,188

Hotels & Casinos (2.8%)
Marriott International, Inc.	55,220	3,465,055
MGM Mirage, Inc. (b)	30,900	2,157,129
Station Casinos, Inc.	18,650	1,203,485

		6,825,669

Hotels/Motels (1.3%)
Starwood Hotels & Resorts Worldwide, Inc.	56,090	3,047,931

Instruments — Scientific (0.9%)
Fisher Scientific International, Inc. (b)	37,370	2,219,031

Insurance (1.0%)
American International Group, Inc.	48,830	2,483,006

Machinery (1.1%)
Deere & Co.	41,860	2,617,924

Manufacturing (5.0%)
American Standard Cos., Inc.	58,160	2,600,334
Danaher Corp.	53,002	2,683,491
General Electric Corp.	110,000	3,982,000
Textron, Inc.	37,280	2,809,048

		12,074,873

Medical Products (2.3%)
Genzyme Corp. (b)	14,460	847,501
Invitrogen Corp. (b)	42,940	3,146,213
Stryker Corp.	32,600	1,582,730

		5,576,444

2005 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Growth Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Multimedia (2.4%)
Monster Worldwide, Inc. (b)	70,640	$1,625,426
News Corp.	117,540	1,796,011
Walt Disney Co. (The)	88,030	2,323,993

		5,745,430

Oil & Gas (2.6%)
ENSCO International, Inc.	54,190	1,766,594
Nabors Industries Ltd. (b)	26,100	1,406,007
Praxair, Inc.	65,070	3,047,228

		6,219,829

Pharmaceuticals (6.9%)
Eli Lilly & Co.	56,239	3,288,294
Pfizer, Inc.	354,470	9,630,950
Teva Pharmaceutical Industries Ltd. ADR-IL	36,900	1,152,756
Wyeth	54,850	2,464,959

		16,536,959

Retail (9.2%)
Abercrombie & Fitch Corp	29,550	1,594,223
CVS Corp.	48,880	2,521,230
Dollar General Corp.	91,300	1,857,955
Home Depot, Inc.	32,865	1,162,435
Lowe’s Cos., Inc.	69,410	3,616,955
Nordstrom, Inc.	47,920	2,435,774
Pacific Sunwear of California, Inc. (b)	57,000	1,288,770
Target Corp.	64,885	3,010,664
Wal-Mart Stores, Inc.	96,668	4,556,929

		22,044,935

Semiconductors (5.1%)
Broadcom Corp. (b)	60,850	1,820,024
Maxim Integrated Products, Inc.	121,400	4,540,360
QLogic Corp. (b)	70,250	2,335,110
Texas Instruments, Inc.	73,650	1,838,304
Xilinx, Inc.	67,300	1,813,062

		12,346,860

Telecommunications (3.7%)
Alamosa Holdings, Inc. (b)	94,600	1,228,854
Comverse Technology, Inc. (b)	54,320	1,237,953
Juniper Networks, Inc. (b)	132,700	2,997,692
Motorola, Inc.	115,890	1,777,753
Sprint Corp.	74,800	1,665,048

		8,907,300

Transportation (1.6%)
C.H. Robinson Worldwide, Inc.	36,040	1,859,664
Canadian National Railway Co. ADR-CA	33,050	1,890,791

		3,750,455

Total Common Stocks		238,411,665

Commercial Paper (0.6%)
Food & Beverage (0.6%)
Pepsi Americas, Inc., 2.96%, 05/02/05	$1,482,000	1,481,878

Total Commercial Paper		1,481,878

Short-Term Securities Held as Collateral for Securities Lending (3.2%)
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	7,664,543	7,664,543

Total Short-Term Securities Held as Collateral for Securities Lending		7,664,543

Total Investments (Cost $243,353,966) (a) — 102.9%		247,558,086
Liabilities in excess of other assets — (2.9)%		(6,940,297)

NET ASSETS — 100.0%		$240,617,789

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

IL       Israel

See notes to financial statements.

10 Semiannual Report 2005

Core Series

Gartmore Large Cap Value Fund

For the semiannual period ended April 30, 2005, the Gartmore Large Cap Value Fund returned 6.57% (Class A at NAV) versus 6.72% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Value Funds was 4.63%.

During the reporting period, poor stock selection in information technology and consumer staples detracted from Fund performance. Lucent Technologies Inc., a leader in the global communications networking industry, found its share price under pressure as the market continued to worry about the company’s wireline business spending.

Stock selection was strongest in the materials, utilities and energy sectors. Monsanto Co., a leading provider of agricultural biotechnology and seeds, returned nearly 38%, in part due to increased revenue from Roundup and other herbicides. Valero Energy Corp., one of the largest independent petroleum refining and marketing firms, benefited from the rising price of oil and gained 60% for the period.

The Fund’s strategy continues to be focused on delivering competitive large-cap value performance through the consistent use of quantitative stock selection and portfolio construction techniques. Because large-cap companies are highly visible and well followed by analysts, it is difficult to add value through traditional methods alone. Our approach is to use a dynamic model, with factor weightings adjusted to reflect current market conditions. Once a company has passed our rigorous quantitative process, we overlay a fundamental review, during which we reaffirm our conviction about a company’s prospects. Then, on an ongoing basis, we utilize our quantitative discipline in constructing and managing the portfolio to eliminate unwanted risk.

The Fund remains positioned to perform in a stock market that rewards investing in undervalued companies that are experiencing improving financial fundamentals. For the past several years, the market has seemed to waffle between a speculative and a value-sensitive orientation. The volatility of the price of oil, the Federal Reserve’s interest-rate policy, and economic and geopolitical uncertainty all seem to warrant business news headlines. The balance of 2005 is likely to see a continuation in the underlying trend of individual company earnings serving as the dominant theme of the market.

Portfolio Manager: Peter Cahill

Class A: NPVAX

Class B: NLVBX
Class C: NLVAX
Class R: GLVRX
Institutional Service Class: NLVAX

2005 Semiannual Report 11

Core Series

Gartmore Large Cap Value Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charge[2]	6.57%	12.56%	6.37%	5.21%
	with sales charge[3]	0.44%	6.12%	5.12%	4.25%

Class B	without sales charge[2]	6.18%	11.80%	5.65%	4.40%
	with sales charge[4]	1.18%	6.80%	5.33%	4.40%

Class C5	without sales charge[2]	6.21%	11.86%	5.70%	4.44%
	with sales charge[6]	5.21%	10.86%	5.70%	4.44%

Class R [7,8]		6.53%	12.52%	5.83%	4.54%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russell 1000 Value Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 Semiannual Report 2005

Gartmore Large Cap Value Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid	Annualized
Large Cap Value Fund		11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$1,065.70	$7.32	1.43%
	Hypothetical [1]	$1,000.00	$1,017.91	$7.18	1.43%

Class B	Actual	$1,000.00	$1,061.80	$10.48	2.05%
	Hypothetical [1]	$1,000.00	$1,014.83	$10.29	2.05%

Class C	Actual	$1,000.00	$1,062.10	$10.58	2.07%
	Hypothetical [1]	$1,000.00	$1,014.74	$10.39	2.07%

Class R	Actual	$1,000.00	$1,065.30	$6.76	1.32%
	Hypothetical [1]	$1,000.00	$1,018.45	$6.63	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% annual return before expenses.

2005 Semiannual Report 13

Gartmore Large Cap Value Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.7%
Cash Equivalents	1.4%
Other Investments*	4.3%
Liabilities in excess of other assets**	-5.4%

100.0%

Top Industries

Oil & Gas	13.6%
Diversified Financials	12.3%
Banks	10.6%
Electric Utilities	6.9%
Multi-Sector Companies	5.5%
Diversified Telecommunication Services	5.0%
Media	4.9%
Insurance	4.9%
Retail	3.5%
Chemicals	2.8%
Other Industries	30.0%

100.0%

Top Holdings***

Exxon Mobil Corp.	5.2%
General Electric Co.	4.8%
Bank of America Corp.	4.7%
Citigroup, Inc.	4.7%
J.P. Morgan Chase & Co.	2.9%
Verizon Communications, Inc.	2.4%
ConocoPhillips	2.4%
Time Warner, Inc.	2.3%
Altria Group, Inc.	2.1%
Wachovia Corp.	2.0%
Other Holdings	66.5%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

14 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Large Cap Value Fund

Common Stocks (99.7%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.2%)
Northrop Grumman Corp.	7,400	$405,816

Air Freight & Logistics (0.9%)
FedEx Corp.	3,300	280,335

Automobiles (0.6%)
Ford Motor Co.	22,400	204,064

Banks (10.6%)
Bank of America Corp.	34,518	1,554,691
North Fork BanCorp, Inc.	14,400	405,360
U.S. BanCorp	19,500	544,050
Wachovia Corp.	12,800	655,104
Wells Fargo Co.	5,200	311,688

		3,470,893

Capital Goods (0.7%)
Parker-Hannifin Corp.	4,100	245,754

Chemicals (2.8%)
Dow Chemical Co.	3,700	169,941
Lyondell Chemical Co	10,800	270,972
Monsanto Co	8,000	468,960

		909,873

Commercial Services & Supplies (0.9%)
H&R Block, Inc.	5,900	293,879

Communications Equipment (0.6%)
Lucent Technologies, Inc. (b)	78,200	190,026

Computers & Peripherals (2.3%)
Apple Computer, Inc. (b)	7,800	281,268
Hewlett-Packard Co.	10,600	216,982
International Business Machines Corp.	3,300	252,054

		750,304

Consumer Finance (0.5%)
MBNA Corp.	7,700	152,075

Data Processing/ Management (0.6%)
Automatic Data Processing, Inc.	4,900	212,856

Diversified Financials (12.3%)
Citigroup, Inc.	32,660	1,533,713
Countrywide Credit Industries, Inc.	12,898	466,779
Goldman Sachs Group, Inc.	3,800	405,802
J.P. Morgan Chase & Co.	26,828	952,126
Merrill Lynch & Co., Inc.	8,000	431,440
Morgan Stanley Dean Witter & Co.	4,100	215,742

		4,005,602

Diversified Telecommunication Services (5.0%)
Bellsouth Corp.	4,800	127,152
Nextel Communications, Inc. (b)	4,800	134,352
SBC Communications, Inc.	25,600	609,280
Verizon Communications, Inc.	21,900	784,020

		1,654,804

Electric Utilities (6.9%)
Duke Power Co.	13,400	391,146
Edison International	11,900	431,970
Emerson Electric Co.	2,600	162,942
Entergy Corp.	3,600	263,880
Exelon Corp.	12,700	628,650
TXU Corp.	4,700	403,213

		2,281,801

Electronics - Military (1.2%)
L-3 Communications Holdings, Inc.	5,700	404,529

Financial - Investment Banker/ Broker (1.9%)
Lehman Brothers Holdings, Inc.	4,900	449,428
New Century Financial Corp.	3,600	163,620

		613,048

Food & Beverages (2.0%)
Archer-Daniels-Midland Co.	16,400	295,036
Constellation Brands, Inc. (b)	3,900	205,569
Sara Lee Corp.	7,100	151,869

		652,474

Gas Utilities (0.8%)
Sempra Energy	6,700	270,546

Health Care Providers & Services (1.8%)
Aetna, Inc.	4,800	352,176
PacifiCare Health Systems, Inc. (b)	4,100	245,016

		597,192

Hotels/ Motels (1.1%)
Marriott International, Inc., Class A	5,800	363,950

Household Durables (1.4%)
Clorox Co. (The)	2,900	183,570
Whirlpool Corp.	4,500	279,270

		462,840

2005 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Large Cap Value Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Household Products (0.4%)
Procter & Gamble Co.	2,500	$135,375

Instruments - Scientific (0.4%)
Waters Corp. (b)	3,700	146,631

Insurance (4.9%)
ACE Ltd.	10,300	442,488
Allstate Corp. (The)	6,500	365,040
American International Group, Inc.	5,050	256,793
Hartford Financial Services Group, Inc.	3,800	275,006
St. Paul Travelers Cos., Inc. (The)	7,500	268,500

		1,607,827

Machinery (0.8%)
Paccar, Inc.	3,950	268,205

Media (4.9%)
Gannett Co., Inc.	4,300	331,100
Time Warner, Inc. (b)	45,400	763,174
Walt Disney Co. (The)	19,900	525,360

		1,619,634

Metals & Mining (0.6%)
United States Steel Corp.	4,800	205,248

Multi-Sector Companies (5.5%)
General Electric Co.	43,700	1,581,940
Textron, Inc.	3,100	233,585

		1,815,525

Oil & Gas (13.6%)
Amerada Hess Corp.	4,500	421,425
Anadarko Petroleum Corp.	3,400	248,336
ChevronTexaco Corp.	10,500	546,000
ConocoPhillips	7,400	775,890
Devon Energy Corp.	4,300	194,231
Exxon Mobil Corp.	30,200	1,722,305
Tesoro Petroleum Corp.(b)	4,700	178,318
Valero Energy Corp.	5,200	356,356

		4,442,861

Packaging & Containers (0.4%)
Sonoco Products Co.	5,000	135,450

Paper & Forest Products (1.1%)
Georgia Pacific Corp.	10,300	352,981

Pharmaceuticals (1.8%)
Bristol-Myers Squibb Co.	11,900	309,400
Wyeth	6,000	269,640

		579,040

Railroads (0.8%)
Norfolk Southern Corp.	8,000	251,200

Real Estate (1.5%)
General Growth Properties, Inc.	8,800	344,168
HRPT Properties Trust	14,000	164,500

		508,668

Retail (3.5%)
AutoZone, Inc. (b)	3,800	315,400
Costco Wholesale Corp.	9,000	365,220
Federated Department Stores, Inc.	4,800	276,000
V.F. Corp.	3,700	209,383

		1,166,003

Software (1.3%)
Microsoft Corp.	17,517	443,180

Tobacco (2.1%)
Altria Group, Inc.	10,700	695,393

Total Common Stocks		32,795,882

Cash Equivalents (1.4%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $454,749)	$454,639	454,639

Total Cash Equivalents		454,639

16 Semiannual Report 2005

Short-Term Securities Held as Collateral for Securities Lending (4.3%)

	Shares or
	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$1,398,229	$1,398,229

Total Short-Term Securities Held as Collateral for Securities Lending		1,398,229

Total Investments (Cost $30,331,167) (a) — 105.4%		34,648,750
Liabilities in excess of other assets — (5.4)%		(1,764,059)

NET ASSETS — 100.0%		$32,884,691

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

2005 Semiannual Report 17

Core Series

Gartmore Nationwide Fund

For the semiannual period ended April 30, 2005, the Gartmore Nationwide Fund returned 4.37% (Class A at NAV) versus 3.28% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds was 2.50%.

During the reporting period, the U.S. equity markets seesawed sharply in reaction to inconsistent economic news, the prospect of renewed growth in inflation and the reality of rising interest rates. Thus far, 2005 has seen the markets decline, with investors taking profits early in the year and, in our view, overreacting negatively to the Federal Reserve’s multiple increases in the federal funds rate and the associated possibility that a recession might occur in late 2005 or early 2006.

Stock selection was the most instrumental factor in aiding performance, rather than sector allocations, although both contributed positively.

The health-care sector benefited from its defensive, non-economically sensitive qualities during a time when concerns were growing about slowing economic growth. Although the energy sector significantly underperformed in April, energy did well for most of the reporting period on the back of much higher energy-related pricing. The financials sector slightly underperformed during the period due to rising interest rates, and the portfolio benefited by underweighting this sector.

The portfolio’s underperformance in the materials sector was due in large part to two paper companies, MeadWestvaco Corp. and International Paper Co., whose product pricing and earnings came in under expectations. Information technology detracted as large tech firms underperformed as a group, although the Fund benefited by not owning or having only minimal positions in many of the affected companies.

On a stock-specific basis, the best Fund performance came from positions in UnitedHealth Group Inc., which benefited from a controlled pricing environment, and Altria Group, Inc., which gained on its exceptionally strong cash flow and good dividend yield, along with diminishing prospects for the government’s current tobacco litigation. Investments in Biogen Idec Inc. and Wal-Mart Stores, Inc. were the two largest detractors from Fund performance. Biogen Idec declined significantly on reports that the company’s prospective new multiple sclerosis drug caused fatalities in a small group of trial participants. Wal-Mart, a cyclically sensitive stock, declined when comparable store sales came in below expectations.

At present, the stock markets are reacting to what many investors believe is the increasing likelihood that a recession will ensue later this year or early in 2006. We see little convincing evidence that this will be the case. With this in mind, we have been trimming our very successful defensive holdings in the consumer staples, utilities and health-care sectors. We are reinvesting the proceeds in currently depressed energy stocks and are adding to positions in certain cyclical stocks, such as commodity copper producer Phelps Dodge Corp., along with coal companies and others that should benefit from continued economic growth and increasing demand for energy.

Portfolio Managers: Gary Haubold, CFA and William Miller

Class A: NWFAX

Class B: NWFBX
Class C: GTRCX
Class D: MUIFX
Class R: GNWRX
Institutional Service Class: GTISX
Institutional Class: GNLIX

18 Semiannual Report 2005

Gartmore Nationwide Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2005)

		Six	One	Five	Ten
		month*	year	years	years

Class A1	without sales charge[2]	4.37%	6.14%	-1.32%	9.99%
	with sales charge[3]	-1.65%	0.03%	-2.48%	9.34%

Class B1	without sales charge[2]	3.93%	5.42%	-2.07%	9.39%
	with sales charge[4]	-1.07%	0.42%	-2.35%	9.39%

Class C1	without sales charge[2]	3.93%	5.41%	-1.87%	9.71%
	with sales charge[5]	2.93%	4.41%	-1.87%	9.71%

Class D6	without sales charge[2]	4.43%	6.40%	-1.09%	10.14%
	with sales charge[7]	-0.29%	1.63%	-2.00%	9.64%

Class R [1,8]		4.36%	6.11%	-1.21%	10.08%

Institutional Class[1,8]		4.47%	6.45%	-1.08%	10.15%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 19

Gartmore Nationwide Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid		Annualized
Nationwide Fund		11/1/04	4/30/05	During Period*		Expense Ratio*

Class A	Actual	$1,000.00	$1,043.70	$5.78		1.14%
	Hypothetical [1]	$1,000.00	$1,019.35	$5.72		1.14%

Class B	Actual	$1,000.00	$1,039.30	$8.95		1.77%
	Hypothetical [1]	$1,000.00	$1,016.22	$8.89		1.77%

Class C	Actual	$1,000.00	$1,039.30	$8.95		1.77%
	Hypothetical [1]	$1,000.00	$1,016.22	$8.89		1.77%

Class D	Actual	$1,000.00	$1,044.30	$4.26		0.84%
	Hypothetical [1]	$1,000.00	$1,020.83	$4.22		0.84%

Class R	Actual	$1,000.00	$1,043.60	$4.76		0.94%
	Hypothetical [1]	$1,000.00	$1,020.34	$4.72		0.94%

Institutional Service Class (a)	Actual	$1,000.00	$1,086.90	$2.09	(b)	0.71%
	Hypothetical [1]	$1,000.00	$1,012.10	$2.02	(b)	0.71%

Institutional Class	Actual	$1,000.00	$1,044.70	$3.95		0.78%
	Hypothetical [1]	$1,000.00	$1,021.13	$3.92		0.78%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% annual return before expenses.

(a)	On February 11, 2005, the Institutional Service Class Shares were liquidated in their entirety.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 103/365 (to reflect the period).

20 Semiannual Report 2005

Gartmore Nationwide Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	95.3%
Commercial Paper	2.4%
Other Investments*	4.4%
Liabilities in excess of other assets**	-2.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries

Oil & Gas	11.6%
Financial Services	9.4%
Healthcare	8.8%
Retail	8.7%
Computer Software & Services	6.0%
Insurance	4.5%
Banks	4.2%
Manufacturing	3.9%
Food & Beverage	3.7%
Computer Equipment	3.5%
Other Industries	35.7%

100.0%

Top Holdings

ChevronTexaco Corp.	3.2%
Johnson & Johnson	2.8%
Exxon Mobil Corp.	2.8%
General Electric Corp.	2.4%
Pepsi Americas, Inc.	2.4%
Wachovia Corp.	2.2%
Bank of America Corp.	2.0%
UnitedHealth Group, Inc.	2.0%
Altria Group, Inc.	1.7%
Intel Corp.	1.6%
Other Holdings	76.9%

100.0%

2005 Semiannual Report 21

Core Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Nationwide Fund

Common Stocks (95.3%)

	Shares or
	Principal Amount	Value

Aerospace/Defense (0.8%)
Northrop Grumman Corp.	188,108	$10,315,843

Apparel (0.1%)
Nike, Inc., Class B	3,000	230,430
Reebok International Ltd.	34,100	1,384,801
V.F. Corp.	835	47,253

		1,662,484

Banks (4.2%)
AmSouth Bancorp	40,400	1,063,328
Bank of America Corp.	568,464	25,603,619
Bank of New York Co., Inc. (The)	192,344	5,374,091
Bear Stearns Cos., Inc. (The)	98,700	9,342,942
Comerica, Inc.	28,000	1,603,280
J.P. Morgan Chase & Co.	241,980	8,587,870
KeyCorp	7,300	242,068
Suntrust Banks, Inc.	22,476	1,636,927

		53,454,125

Broadcast Media/ Cable Television (0.9%)
Comcast Corp., Class A (b)	223,876	7,188,658
Viacom, Inc., Class B	144,511	5,002,971

		12,191,629

Cable Television (0.3%)
EchoStar Communications Corp.	148,881	4,310,105

Capital Goods (0.4%)
Eaton Corp.	26,700	1,567,290
PACCAR, Inc.	55,125	3,742,988

		5,310,278

Chemicals (1.6%)
Air Products & Chemicals, Inc.	33,600	1,973,328
Celanese Corp. (b)	91,142	1,326,116
Dow Chemical Co.	268,831	12,347,408
Lubrizol Corp.	116,721	4,525,273
Olin Corp.	36,400	645,736

		20,817,861

Coal (0.4%)
Arch Coal, Inc.	12,900	571,986
Massey Energy Co.	25,410	917,555
Peabody Energy Corp.	94,104	4,118,932

		5,608,473

Communication Equipment (0.1%)
Harris Corp.	43,870	1,237,134

Computer Equipment (3.5%)
Cisco Systems, Inc. (b)	391,986	6,773,518
Dell, Inc. (b)	428,372	14,920,197
EMC Corp. (b)	501,928	6,585,295
Hewlett-Packard Co.	363,000	7,430,610
International Business Machines Corp.	69,211	5,286,336
Seagate Technology	245,400	4,314,132

		45,310,088

Computer Software & Services (6.0%)
Affiliated Computer Services, Inc., Class A (b)	100,629	4,796,984
Autodesk, Inc.	142,619	4,539,563
Business Objects SA ADR - FR (b)	335,504	8,659,358
Cognizant Technology Solutions Corp., Class A (b)	112,221	4,714,404
Computer Sciences Corp. (b)	96,350	4,189,298
eBay, Inc. (b)	48,000	1,523,040
Intel Corp.	932,505	21,932,518
Mercury Interactive Corp. (b)	20,000	826,600
Microsoft Corp.	490,500	12,409,650
RadioShack Corp.	197,624	4,934,671
VeriSign, Inc. (b)	186,295	4,929,366
Yahoo!, Inc. (b)	92,661	3,197,731

		76,653,183

Consumer Products (1.3%)
Black & Decker Corp.	43,300	3,621,179
Estee Lauder Cos., Class A	204,678	7,861,681
Procter & Gamble Co.	98,030	5,308,325

		16,791,185

Containers (0.0%)
Owens-Illinois, Inc. (b)	15,240	373,685

Distribution/Wholesale (0.7%)
Hughes Supply, Inc.	169,700	4,429,170
W.W. Grainger, Inc.	88,150	4,873,814

		9,302,984

Drugs (1.6%)
Eli Lilly & Co.	22,997	1,344,635
Pfizer, Inc.	721,375	19,599,758

		20,944,393

Electric - Integrated (0.6%)
AES Corp. (b)	109,219	1,756,242
Constellation Energy Group	108,050	5,679,108

		7,435,350

Electronics (1.1%)
Agilent Technologies, Inc. (b)	35,100	728,325
Arrow Electronics, Inc. (b)	266,450	6,485,393

22 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronics (continued)
Microchip Technology, Inc.	210,373	$5,991,423
Rockwell Collins, Inc.	17,500	802,900

		14,008,041

Financial Services (9.4%)
A.G. Edwards, Inc.	9,000	357,390
Capital One Financial Corp.	147,075	10,426,147
Cit Group, Inc.	53,380	2,150,146
Citigroup, Inc.	167,477	7,864,720
Compass Bancshares, Inc.	10,000	430,200
Countrywide Financial Corp.	72,900	2,638,251
E*TRADE Group, Inc. (b)	177,468	1,971,669
First American Financial Corp.	111,700	3,998,860
Goldman Sachs Group, Inc.	80,057	8,549,287
Lehman Brothers Holdings, Inc.	89,250	8,186,010
Marshall & Ilsley Corp.	10,400	443,456
MBNA Corp.	68,607	1,354,988
Merrill Lynch & Co., Inc.	137,975	7,440,992
Morgan Stanley	232,132	12,214,786
Prudential Financial, Inc.	198,600	11,349,990
Wachovia Corp.	542,211	27,750,359
Zions Bancorp	179,797	12,591,184

		119,718,435

Food & Beverage (1.3%)
Archer-Daniels-Midland Co.	383,950	6,907,261
Brown-Forman Corp., Class B	15,000	832,500
Campbell Soup Co.	208,661	6,205,578
ConAgra, Inc.	10,100	270,175
PepsiCo, Inc.	55,558	3,091,247

		17,306,761

Furniture (0.5%)
Leggett & Platt, Inc.	235,640	6,352,854

Healthcare (8.8%)
Aetna, Inc.	126,740	9,298,914
Alcon, Inc. (b)	2,400	232,800
Amgen, Inc. (b)	139,340	8,110,981
Bausch & Lomb, Inc.	61,250	4,593,750
Becton Dickinson & Co.	70,350	4,116,882
Bristol-Myers Squibb Co.	158,845	4,129,970
HCA, Inc.	10,000	558,400
Johnson & Johnson, Inc.	526,123	36,107,821
St. Jude Medical, Inc. (b)	50,820	1,983,505
Triad Hospitals, Inc. (b)	136,345	6,987,681
UnitedHealth Group, Inc.	269,936	25,511,651
WellPoint, Inc. (b)	78,062	9,972,421

		111,604,776

Home Building (0.2%)
Pulte Corp.	39,393	2,814,630

Hotels & Casinos (0.3%)
Caesars Entertainment, Inc. (b)	222,750	4,443,863

Hotels/Motels (1.1%)
Starwood Hotels & Resorts Worldwide, Inc.	249,306	13,547,288

Human Resources (0.0%)
Robert Half International, Inc.	19,400	481,508

Instruments - Scientific (0.5%)
Fisher Scientific International, Inc. (b)	105,300	6,252,714

Instruments - Controls (0.3%)
Thermo Electron Corp. (b)	163,177	4,076,161

Insurance (4.5%)
Allstate Corp. (The)	286,093	16,066,983
American International Group, Inc.	151,945	7,726,403
Assurant, Inc.	146,921	4,861,616
Chubb Corp.	76,550	6,260,259
Hartford Financial Services Group, Inc. (The)	89,150	6,451,786
MetLife, Inc.	427,599	16,633,601

		58,000,648

Machinery (0.4%)
Caterpillar, Inc.	27,900	2,456,595
Deere & Co.	45,400	2,839,316

		5,295,911

Manufacturing (3.9%)
American Standard Cos., Inc.	37,800	1,690,038
Danaher Corp.	61,736	3,125,694
General Electric Corp.	868,352	31,434,342
Ingersoll-Rand Co., Class A	55,064	4,232,770
ITT Industries, Inc.	9,500	859,370
Mattel, Inc.	23,000	415,150
PPG Industries, Inc.	19,900	1,344,245
Rockwell International Corp.	30,000	1,386,900
Tyco International Ltd.	183,367	5,741,221

		50,229,730

Medical Products (0.6%)
Genzyme Corp. (b)	111,606	6,541,228
Varian Medical Systems, Inc. (b)	27,000	910,980

		7,452,208

Metal Processors (0.4%)
Timken Co.	210,150	5,220,126

2005 Semiannual Report 23

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Nationwide Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Metals (1.3%)
Phelps Dodge Corp.	193,100	$16,577,635

Multimedia (1.7%)
DreamWorks Animation SKG, Inc. (b)	13,600	510,000
Monster Worldwide, Inc. (b)	86,358	1,987,098
News Corp.	90,970	1,390,022
Time Warner, Inc. (b)	594,160	9,987,829
Walt Disney Co. (The)	305,746	8,071,694

		21,946,643

Natural Gas (1.0%)
ONEOK, Inc.	11	317
Sempra Energy	310,050	12,519,819

		12,520,136

Office Equipment & Supplies (0.3%)
Xerox Corp. (b)	281,400	3,728,550

Oil & Gas (11.6%)
Amerada Hess Corp.	28,900	2,706,485
Anadarko Petroleum Corp.	73,000	5,331,920
Apache Corp.	177,303	9,980,386
Ashland, Inc.	70,700	4,753,868
Baker Hughes, Inc.	43,200	1,905,984
BJ Services Co.	14,400	702,000
BP PLC ADR - GB	30,000	1,827,000
ChevronTexaco Corp.	793,225	41,247,699
ConocoPhillips	134,318	14,083,242
Exxon Mobil Corp.	621,953	35,469,980
Nabors Industries Ltd. (b)	208,928	11,254,951
Newfield Exploration Co. (b)	9,300	660,579
Rowan Cos., Inc.	30,000	795,900
Schlumberger Ltd.	88,210	6,034,446
Shell Transport & Trading Co. PLC ADR - GB	66,400	3,576,968
Smith International, Inc.	19,000	1,105,420
St. Mary Land & Exploration Co.	5,000	108,500
Swift Energy Co. (b)	1,000	26,330
Transocean Sedco Forex, Inc. (b)	20,500	950,585
Weatherford International, Inc. (b)	90,300	4,709,145
Williams Cos., Inc. (The)	2,399	40,831

		147,272,219

Paper & Forest Products (1.8%)
Georgia Pacific Corp	155,300	5,322,131
International Paper Co.	296,846	10,178,849
MeadWestvaco Corp.	237,066	6,981,594

		22,482,574

Pharmaceuticals (0.1%)
Shire Pharmaceuticals Group PLC ADR - GB	45,860	1,425,329

Railroads (2.1%)
Burlington Northern Santa Fe Corp.	357,000	17,225,250
Norfolk Southern Corp.	326,180	10,242,052

		27,467,302

Real Estate Investment Trust (0.0%)
Equity Office Properties Trust	14,000	440,580

Restaurants (0.6%)
Darden Restaurants, Inc.	251,379	7,541,370

Retail (8.7%)
Albertson’s, Inc.	701,826	13,889,136
Coach, Inc. (b)	111,736	2,994,525
Costco Wholesale Corp.	174,000	7,060,920
CVS Corp.	139,550	7,197,989
Dollar General Corp.	202,300	4,116,805
Federated Department Stores, Inc.	75,700	4,352,750
Foot Locker, Inc.	19,000	506,540
Home Depot, Inc.	139,437	4,931,887
Kohl’s Corp. (b)	221,336	10,535,594
Kroger Co. (b)	105,134	1,657,963
McDonald’s Corp.	451,331	13,228,512
Office Depot, Inc. (b)	169,938	3,327,386
Petsmart, Inc.	176,266	4,697,489
Safeway, Inc. (b)	110,191	2,345,966
Staples, Inc.	219,770	4,191,014
Target Corp.	126,527	5,870,853
Wal-Mart Stores, Inc.	423,104	19,945,122

		110,850,451

Search and Navigation Equipment (0.5%)
Raytheon Co	185,750	6,986,058

Semiconductors (2.4%)
Applied Materials, Inc. (b)	124,300	1,848,341
KLA-Tencor Corp.	86,000	3,355,720
Maxim Integrated Products, Inc.	154,882	5,792,587
Micron Technology, Inc. (b)	426,072	4,137,159
Novellus Systems, Inc. (b)	29,000	679,470
NVIDIA Corp. (b)	280,000	6,143,200
QLogic Corp. (b)	65,300	2,170,572
Texas Instruments, Inc.	190,460	4,753,882
Xilinx, Inc.	52,845	1,423,644

		30,304,575

Steel (0.2%)
Nucor Corp.	36,000	1,839,600
Tenaris S.A. ADR - LU	8,200	468,630

		2,308,230

24 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Telecommunications (1.9%)
Motorola, Inc.	510,514	$7,831,285
SBC Communications, Inc.	229,999	5,473,976
Sprint Corp.	243,314	5,416,170
Telephone & Data Systems, Inc.	54,600	4,214,574
Verizon Communications, Inc.	46,119	1,651,060

		24,587,065

Tobacco (2.1%)
Altria Group, Inc.	307,000	19,951,930
Reynolds American, Inc.	70,550	5,500,784
UST, Inc.	25,000	1,145,000

		26,597,714

Transportation (1.5%)
FedEx Corp.	58,500	4,969,575
J.B. Hunt Transport Services, Inc.	278,628	10,891,568
Southwest Airlines Co.	243,434	3,622,298

		19,483,441

Travel (0.6%)
Royal Caribbean Cruises Ltd.	191,590	8,050,612

Utilities (1.1%)
Duke Energy Corp.	279,000	8,144,010
Southern Co. (The)	36,600	1,205,970
TXU Corp.	52,199	4,478,152

		13,828,132

Total Common Stocks		1,222,923,070

Commercial Paper (2.4%)
Food & Beverage (2.4%)
Pepsi Americas, Inc., 2.96%, 05/02/05	$30,835,000	30,832,465

Total Commercial Paper		30,832,465

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$57,188,244	57,188,244

Total Short-Term Securities Held as Collateral for Securities Lending		57,188,244

Total Investments (Cost $1,267,083,236) (a) — 102.1%		1,310,943,779
Liabilities in excess of other assets — (2.1)%		(27,159,403)

NET ASSETS — 100.0%		$1,283,784,376

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

FR       France

GB       United Kingdom

LU       Luxembourg

At April 30, 2005, the Fund’s open long futures contracts were as follows:

			Market Value	Unrealized
Number of	Long		Covered By	Appreciation
Contracts	Contracts	Expiration	Contracts	(Depreciation)

15	S&P 500	06/17/05	$4,344,375	$(145,313)

See notes to financial statements.

2005 Semiannual Report 25

Core Series

Gartmore Mid Cap Growth Fund

For the semiannual period ended April 30, 2005, the Gartmore Mid Cap Growth Fund returned 2.72% (Class A at NAV) versus 4.07% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 1.68%.

The Fund lagged its benchmark during the reporting period. Since 2005 began, larger companies (i.e., those with greater than $10 billion in market capitalization) have performed best, an area in which the Fund had very little exposure. Further, higher-beta stocks or stocks that have higher volatility as compared to that of its benchmark have performed poorly so far in 2005. Our bias is evidenced by our greater-than-benchmark sector weights in information technology and health care, which were the worst detractors from Fund performance.

Negative stock selection has largely been concentrated in health care. The problem was isolated, and we are being more selective with our stock choices within the health-care space and are encouraged by our recent efforts. This negative was offset positively by both strong stock selection and a larger weighting in the energy sector, which outperformed, particularly during the first quarter of 2005.

Stock selection was generally good across all sectors, with marginal underperformance in health care and information technology. We were fortunate to have an underweight exposure to the consumer discretionary sector, and the Fund benefited from our prudent stock selection. We are continuing to track the health of the consumer before we make any wholesale changes to the Fund.

We maintain a discipline of finding high-quality growth stocks, regardless of the prevailing market conditions. As we expected during the past year, as investors’ confidence in the earnings recovery strengthened, cyclical and lower-quality companies’ stock performed very well — a typical occurrence during the first stage of an economic recovery. As we look forward, we feel that we are currently entering the second phase of an earnings recovery in which higher-quality companies with sustainable earnings growth tend to outperform. We continue to believe that we are protected on the downside by our careful attention to stock selection. Our core philosophy, however, has not changed, and, therefore, the Fund remains relatively sector-neutral to the benchmark; we prefer to let stock selection drive performance. We remain focused on high-quality companies with sustainable competitive advantages, strong balance sheets and industry-leading returns that are trading at reasonable multiples. We feel confident that our strategy will be rewarded during a complete market cycle.

Portfolio Manager: Robert D. Glise

Class A: GMCAX

Class B: GCPBX
Class C: GCPCX
Class R: GMCRX
Institutional Class: GMCGX

26 Semiannual Report 2005

Gartmore Mid Cap Growth Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One
		month*	year	Inception[1]

Class A2	without sales charge[3]	2.72%	6.08%	17.00%
	with sales charge[4]	-3.20%	-0.02%	14.35%

Class B2	without sales charge[3]	2.38%	5.29%	16.53%
	with sales charge[5]	-2.52%	0.29%	15.61%

Class C2	without sales charge[3]	2.38%	5.29%	16.53%
	with sales charge[6]	1.40%	4.29%	16.53%

Class R [2,7]		2.73%	5.94%	16.91%

Institutional Class[7]		2.93%	6.43%	17.28%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Gartmore Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell MidCap Growth — an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $1.2 billion to $9.8 billion as of June 30, 2003, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 27

Gartmore Mid Cap Growth Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending	Expenses Paid	Annualized
Mid Cap Growth Fund		Account Value,	Account Value,	During	Expense Ratio*
		11/1/04	4/30/05	Period*

Class A	Actual	$1,000.00	$1,027.20	$7.09	1.41%
	Hypothetical [1]	$1,000.00	$1,018.01	$7.08	1.41%

Class B	Actual	$1,000.00	$1,023.80	$10.79	2.15%
	Hypothetical [1]	$1,000.00	$1,014.34	$10.79	2.15%

Class C	Actual	$1,000.00	$1,023.80	$10.79	2.15%
	Hypothetical [1]	$1,000.00	$1,014.34	$10.79	2.15%

Class R	Actual	$1,000.00	$1,027.30	$7.69	1.53%
	Hypothetical [1]	$1,000.00	$1,017.41	$7.68	1.53%

Institutional Class	Actual	$1,000.00	$1,029.30	$5.79	1.15%
	Hypothetical [1]	$1,000.00	$1,019.30	$5.77	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% annual return before expenses.

28 Semiannual Report 2005

Gartmore Mid Cap Growth Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	92.0%
Cash Equivalents	6.8%
Other assets in excess of liabilities	1.2%

100.0%

Top Industries

Computer Software & Services	14.1%
Medical Products & Services	9.1%
Retail	7.3%
Oil & Gas	7.0%
Telecommunications	5.8%
Electronics	5.7%
Semiconductors	5.5%
Consumer Products	5.0%
Financial Services	4.0%
Banks	4.0%
Other Industries	32.5%

100.0%

Top Holdings*

L-3 Communications Holdings, Inc.	3.4%
Investors Financial Services Corp.	3.2%
Corporate Executive Board Co.	2.3%
Charles River Laboratories International, Inc.	2.3%
Amphenol Corp., Class A	2.3%
Mercury Interactive Corp.	2.3%
EOG Resources, Inc.	2.0%
XTO Energy, Inc.	2.0%
Invitrogen Corp.	1.8%
Marvel Technology Group Ltd.	1.8%
Other Holdings	76.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 29

Core Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Mid Cap Growth Fund

Common Stocks (92.0%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (3.4%)
L-3 Communications Holdings, Inc.	1,830	$129,875

Banks (4.0%)
City National Corp.	730	51,465
North Fork Bancorp, Inc.	1,660	46,729
Zions Bancorp	740	51,822

		150,016

Business Services (3.6%)
ChoicePoint, Inc. (b)	1,240	48,943
Corporate Executive Board Co.	1,350	88,735

		137,678

Computer Software & Services (14.1%)
Business Objectives S.A. ADR-FR (b)	2,140	55,233
CACI International, Inc., Class A (b)	530	32,924
eResearch Technology, Inc. (b)	2,450	27,832
Factset Research Systems, Inc.	840	23,318
Fiserv, Inc. (b)	1,250	52,875
Henry (Jack) & Associates, Inc.	2,820	48,476
InfoSpace, Inc. (b)	1,360	42,146
Intuit, Inc. (b)	1,200	48,360
Mercury Interactive Corp. (b)	2,070	85,553
Navteq Corp. (b)	1,000	36,420
Research in Motion Ltd. ADR-CA (b)	500	32,205
TIBCO Software, Inc. (b)	6,130	43,768

		529,110

Construction (1.2%)
D.R. Horton, Inc	1,473	44,927

Consumer & Commercial Services (2.7%)
Alliance Data Systems Corp. (b)	1,170	47,268
Rollins, Inc.	2,700	53,298

		100,566

Consumer Products (5.0%)
Ball Corp.	870	34,365
Church & Dwight, Inc.	1,790	64,476
Fortune Brands, Inc.	640	54,131
Gildan Activewear, Inc., Class A (b)	890	37,585

		190,557

Electronics (5.7%)
Amphenol Corp., Class A	2,180	85,980
Cabot Microelectronics Corp. (b)	1,270	36,563
Jabil Circuit, Inc. (b)	1,610	44,436
Microchip Technology, Inc.	1,740	49,555

		216,534

Financial Services (4.0%)
Ameritrade Holdings Corp. (b)	2,960	31,021
Investors Financial Services Corp.	2,880	120,816

		151,837

Gaming & Leisure (2.2%)
Penn National Gaming, Inc. (b)	1,730	54,495
Scientific Games Corp. (b)	1,320	28,340

		82,835

Healthcare (2.4%)
Express Scripts, Inc. (b)	620	55,577
Health Management Associates, Inc., Class A	1,460	36,106

		91,683

Instruments - Scientific (0.8%)
Waters Corp. (b)	790	31,308

Medical Products & Services (9.1%)
Biomet, Inc.	1,000	38,690
Charles River Laboratories International, Inc. (b)	1,870	88,581
Fisher Scientific International, Inc. (b)	1,010	59,974
Invitrogen Corp. (b)	950	69,607
Kinetic Concept, Inc. (b)	481	29,557
ResMed, Inc. (b)	910	56,511

		342,920

Oil & Gas (7.0%)
EOG Resources, Inc.	1,600	76,080
Kinder Morgan, Inc.	750	57,345
Patterson-UTI Energy, Inc.	2,380	57,049
XTO Energy, Inc.	2,470	74,520

		264,994

Pharmaceuticals (2.7%)
IVAX Corp. (b)	2,582	48,800
Kos Pharmaceuticals, Inc. (b)	1,140	54,914

		103,714

Retail (7.3%)
Bed, Bath & Beyond, Inc. (b)	1,150	42,792
Cabelas, Inc. (b)	1,590	31,689
Coach, Inc. (b)	1,900	50,920
Office Depot, Inc. (b)	2,120	41,510
Staples, Inc.	2,970	56,637
Williams Sonoma, Inc. (b)	1,550	51,909

		275,457

Schools (1.1%)
Education Management Corp. (b)	1,530	42,840

30 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Security & Commodity Exchanges (1.0%)
Chicago Mercantile Exchange	200	$39,104

Semiconductors (5.5%)
KLA-Tencor Corp.	1,210	47,214
Marvel Technology Group Ltd. (b)	1,980	66,290
QLogic Corp. (b)	1,090	36,232
Sigmatel, Inc. (b)	1,050	27,500
Tessera Technologies, Inc. (b)	1,140	30,278

		207,514

Telecommunications (5.8%)
Amdocs Ltd. (b)	2,110	56,358
Avid Technology, Inc. (b)	780	38,618
Comverse Technology, Inc. (b)	2,020	46,036
Flir Systems, Inc. (b)	1,260	33,516
NII Holdings, Inc. (b)	870	43,561

		218,089

Transportation (2.1%)
Knight Transportation, Inc.	1,880	39,724
Oshkosh Truck Corp.	530	39,830

		79,554

Waste Disposal (1.3%)
Stericycle, Inc. (b)	990	48,183

Total Common Stocks		3,479,295

Cash Equivalents (6.8%)

	Principal Amount	Value

Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $255,846)	$255,784	$255,784

Total Cash Equivalents		255,784

Total Investments (Cost $3,399,932) (a) — 98.8%		3,735,079
Other assets in excess of liabilities — 1.2%		45,947

NET ASSETS — 100.0%		$3,781,026

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

FR       France

See notes to financial statements.

2005 Semiannual Report 31

Core Series

Gartmore Small Cap Fund

For the semiannual period ended April 30, 2005, the Gartmore Small Cap Fund returned 7.99% (Class A at NAV) versus –0.15% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 1.87%.

Most gains in the U.S. equities markets in 2004 occurred during the fourth fiscal quarter, a period of investor ebullience that followed the conclusion of the U.S. presidential election and the release of mostly upbeat economic news. A darker side emerged in January 2005, when investors decided to take profits amid growing concerns that the Federal Reserve’s measured increases in interest rates might stall economic growth at the expense of curtailing inflation. Small-cap stocks, which outperformed during the prior six-month period, suffered disproportionately in this environment, in large part due to their higher financial and liquidity risk. The month of April, in which the Russell 2000 Index fell by approximately 6%, was particularly disappointing for the U.S. small-cap equity market.

The Fund benefited from strong stock selection as well as several timely shifts in emphasis during the period. In the final two months of 2004, while the market was rallying, we positioned the Fund aggressively, with an overweighting in technology and other growth areas. As the rally began to run out of steam in January, we sold or trimmed many of our aggressive growth names and moved into stocks that offered stable growth, strong cash flow and higher dividend yields. While we continued to overweight technology, the focus was on services and other stable-growth areas in the sector. This shift was timely, because these were the stocks that did best during the difficult market conditions that the Fund subsequently experienced, especially in March and April.

The two sectors that aided Fund performance most in comparison to the benchmark were financials and consumer discretionary. In financials, the Fund benefited from its investments in several REITs (real estate investment trusts) that outperformed the market. Elsewhere in the sector, commercial banks boosted performance — mainly because our stock selections did much better than the benchmark’s commercial bank stocks, although underweighting this relatively weak group also helped. In the consumer discretionary sector, solid stock selection in the hotels, restaurants and leisure group contributed to performance. One notable holding was casino company Dover Downs Gaming & Entertainment, Inc., whose stock was helped by the announcement in November 2004 that the company would repurchase approximately 10% of its outstanding shares. In the energy sector, Parallel Petroleum Corp. performed well. A small exploration and production company, Parallel made progress in developing its assets in Texas and Utah.

Health care was the only sector detracting from the Fund’s relative performance. In the pharmaceutical group, Adolor Corp. was a significant detractor. The stock experienced a sharp drop in December, following news that Phase III trials for Alvimopan, a drug to help surgery patients regain normal bowel activity, failed to produce significant improvement compared with a placebo. Another drug holding, Nuvelo, Inc., was hampered by news that its loss for the fourth quarter of 2004 had widened versus that of the previous year, and by its announcement of plans to make a secondary stock offering of 7 million shares. In both cases, we liked the company’s management and product pipeline, and we maintained the positions.

As we look ahead to the remainder of 2005, we believe the time may soon come when it once again will be advantageous to position the Fund more aggressively. This inflection point may occur when investors become convinced that the Federal Reserve Board has nearly completed its current round of interest-rate hikes. We will monitor this situation closely as we continue to apply our disciplined, bottom-up stock selection process, along with our strategy of buying into weakness that is not substantiated by our research, and selling into strength that is not accompanied by improvement in a company’s fundamentals.

Portfolio Managers: William Gerlach, CFA; Charles Purcell, CFA; and Gary Haubold, CFA

Class A: GSXAX

Class B: GSXBX
Class C: GSXCX
Class R: GNSRX
Institutional Service Class: GSXIX
Institutional Class: GSCIX

32 Semiannual Report 2005

Gartmore Small Cap Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	year	Inception[1]

Class A	without sales charge[2]	7.99%	14.29%	7.76%	10.24%
	with sales charge[3]	1.78%	7.71%	6.49%	9.24%

Class B	without sales charge[2]	7.65%	13.54%	7.04%	9.56%
	with sales charge[4]	2.87%	8.54%	6.74%	9.56%

Class C5	without sales charge[2]	7.64%	13.60%	7.08%	9.59%
	with sales charge[6]	6.69%	12.60%	7.08%	9.59%

Class R [7,9]		7.98%	14.26%	7.19%	9.68%

Institutional Class[8,9]		8.18%	14.73%	7.99%	10.46%

Institutional Service Class[9]		8.12%	14.53%	7.95%	10.43%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 33

Gartmore Small Cap Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending		Annualized
		Account Value,	Account Value,	Expenses Paid	Expense
Small Cap Fund		11/1/04	4/30/05	During Period*	Ratio*

Class A	Actual	$1,000.00	$1,079.90	$8.41	1.63%
	Hypothetical [1]	$1,000.00	$1,016.92	$8.18	1.63%

Class B	Actual	$1,000.00	$1,076.50	$11.58	2.25%
	Hypothetical [1]	$1,000.00	$1,013.84	$11.30	2.25%

Class C	Actual	$1,000.00	$1,076.40	$11.74	2.28%
	Hypothetical [1]	$1,000.00	$1,013.69	$11.45	2.28%

Class R	Actual	$1,000.00	$1,079.80	$9.13	1.77%
	Hypothetical [1]	$1,000.00	$1,016.22	$8.89	1.77%

Institutional Service Class	Actual	$1,000.00	$1,081.20	$7.48	1.45%
	Hypothetical [1]	$1,000.00	$1,017.81	$7.28	1.45%

Institutional Class	Actual	$1,000.00	$1,081.80	$6.61	1.28%
	Hypothetical [1]	$1,000.00	$1,018.65	$6.43	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

1	Represents the hypothetical 5% annual return before expenses.

34 Semiannual Report 2005

Gartmore Small Cap Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	99.1%
Cash Equivalents	1.7%
Other Investments*	27.3%
Liabilities in excess of other assets**	-28.1%

100.0%

Top Industries

Oil & Gas	9.0%
Real Estate Investment Trusts	7.2%
Computer Software & Services	7.0%
Banking	6.2%
Transportation	5.1%
Telecommunications	4.9%
Insurance	4.9%
Retail	4.3%
Electronics	3.4%
Pharmaceuticals	3.2%
Other Industries	44.8%

100.0%

Top Holdings***

Airgas, Inc.	2.0%
Ruby Tuesday, Inc.	1.7%
U.S.I. Holdings Corp.	1.6%
Lightbridge, Inc.	1.6%
WebMethods, Inc.	1.4%
Valor Communications Group	1.3%
Grey Wolf, Inc.	1.3%
Parallel Petroleum	1.2%
Fairpoint Communications, Inc.	1.2%
Platinum Underwriter Holdings, Ltd.	1.2%
Other Holdings	85.5%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 35

Core Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Small Cap Fund

Common Stocks (99.1%)

	Shares or
	Principal Amount	Value

Advertising (0.7%)
Dex Media, Inc.	8,163	$178,770

Air, Water, & Solid Waste Management (0.4%)
Allied Waste Industries, Inc. (b)	14,301	114,265

Airlines (1.0%)
Frontier Airlines, Inc. (b)	10,709	103,984
Pinnacle Airlines (b)	7,818	80,838
Republic Airways Holdings, Inc. (b)	6,048	73,907

		258,729

Apparel (0.3%)
Pacific Sunwear of California, Inc. (b)	2,992	67,649

Auto Parts & Equipment (0.9%)
Pep Boys-Manny, Moe & Jack, Inc.	4,742	67,242
Wabash National Corp.	7,017	178,933

		246,175

Banking (6.2%)
BancorpSouth, Inc.	6,306	133,498
Colonial BancGroup, Inc. (The)	11,067	244,138
Dime Community Bancshares	4,375	64,925
First Commonwealth Financial Corp.	13,386	176,160
Franklin Bank Corp. (b)	785	13,196
Mainsource Financial Group, Inc.	3,777	73,727
NBT Bancorp, Inc.	4,265	88,627
Placer Sierra Bankshares	7,950	184,599
Signature Bank (b)	7,580	186,695
Tompkins Trustco, Inc.	3,161	122,520
TrustCo Bank Corp.	10,680	117,587
Wintrust Financial Corp.	4,279	196,449

		1,602,121

Book Publishing (0.3%)
Readers Digest Association	4,655	79,135

Building - Residential & Commercial (0.3%)
Levitt Corp.	3,493	87,604

Business Services & Equipment (1.8%)
Administaff, Inc.	7,187	98,246
Ciber, Inc. (b)	14,767	114,887
Duratek, Inc. (b)	5,320	123,265
Lawson Software (b)	18,335	96,809
Per-Se Technologies, Inc. (b)	1,600	24,896

		458,103

Calculating & Accounting Equipment (1.3%)
Dexcom, Inc. (b)	11,084	110,840
Verifone Holdings, Inc. (b)	20,700	222,525

		333,365

Capital Goods (0.3%)
Kennametal, Inc.	1,686	76,376

Chemicals (1.8%)
Celanese Corp., Class A (b)	11,682	169,973
Olin Corp.	9,706	172,185
UAP Holding Corp. (b)	9,075	130,589

		472,747

Coal (1.4%)
Alpha Natural Resources (b)	3,127	72,390
Arch Coal, Inc.	6,581	291,802

		364,192

Communication Equipment (0.5%)
Polycom, Inc. (b)	8,437	128,749

Computer Software & Services (7.0%)
Borland Software Corp. (b)	10,922	63,457
CACI International, Inc., Class A (b)	1,684	104,610
Compuware Corp. (b)	6,184	36,795
E.piphany, Inc. (b)	42,406	130,186
Eresearch Technology, Inc. (b)	2,000	22,720
JDA Software Group, Inc. (b)	9,298	95,212
Kanbay International, Inc. (b)	6,219	111,818
McData Corp., Class A (b)	24,289	74,810
MRO Software, Inc. (b)	8,615	110,186
Neoware Systems, Inc. (b)	11,867	114,766
NetIQ Corp. (b)	15,918	170,640
Omicell, Inc. (b)	14,068	86,518
Safeguard Scientifics, Inc. (b)	30,945	40,229
SI International Inc. (b)	5,929	133,639
Siebel Systems, Inc. (b)	8,657	77,913
Synnex Corp. (b)	200	3,018
TIBCO Software, Inc. (b)	12,011	85,759
WebMethods, Inc. (b)	76,740	358,375

		1,820,651

Construction & Building Materials (0.6%)
Orleans Homebuilders, Inc.	4,437	76,938
Perini Corp. (b)	782	10,839
Technical Olympic USA, Inc.	3,711	78,116

		165,893

36 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Consumer Goods & Services (0.6%)
Alderwoods Group, Inc. (b)	3,000	$39,150
Career Education Corp. (b)	1,160	36,470
Tupperware Corp.	3,651	77,037

		152,657

Cosmetics (0.0%)
Revlon, Inc. (b)	3,410	10,025

Distribution (0.9%)
Owens & Minor, Inc.	7,828	227,090

Drugs (0.7%)
Guilford Pharmaceuticals, Inc. (b)	26,000	60,320
OSI Pharmaceuticals, Inc. (b)	980	46,388
Perrigo Co.	4,300	78,776

		185,484

Education (0.4%)
Corinthian Colleges, Inc. (b)	7,766	110,355

Electronics (3.4%)
Agere Systems, Inc. (b)	61,376	71,810
Artesyn Technologies, Inc. (b)	16,167	113,977
Celestica, Inc. (b)	14,863	170,926
Integrated Silicon Solution, Inc. (b)	20,744	134,006
KEMET Corp. (b)	8,461	52,881
LTX Corp. (b)	44,181	169,655
Molecular Devices Corp. (b)	600	11,340
Sanmina Corp. (b)	29,729	119,213
Whiting Petroleum Corp. (b)	1,300	39,351

		883,159

Energy (2.6%)
Calpine Corp. (b)	54,886	98,246
CMS Energy Corp. (b)	12,158	157,081
Headwaters, Inc. (b)	5,098	162,983
KFx, Inc. (b)	7,410	80,769
NRG Energy, Inc. (b)	5,952	185,108

		684,187

Engineering (1.7%)
Columbus McKinnon Corp. (b)	6,200	55,056
MTC Technologies, Inc. (b)	4,357	132,104
URS Corp. (b)	8,635	265,526

		452,686

Entertainment (1.1%)
4Kids Entertainment, Inc. (b)	11,638	234,622
Sinclair Broadcast Group, Inc., Class A	5,076	38,882

		273,504

Financial Services (2.5%)
FirstMerit Corp.	4,178	102,486
Investors Financial Services Corp.	2,158	90,528
MCG Capital Corp.	12,111	186,873
Radian Group, Inc.	2,609	115,918
Waddell & Reed Financial	9,510	165,569

		661,374

Food & Related (1.3%)
B & G Food, Inc.	8,724	128,592
Boston Beer Co., Inc., Class A (b)	3,701	74,020
Lance, Inc.	7,746	127,654

		330,266

Gaming & Leisure (0.5%)
Dover Downs Gaming and
Entertainment, Inc.	11,637	139,993

Healthcare (1.3%)
Abgenix, Inc. (b)	3,000	20,910
Covance, Inc. (b)	3,193	145,729
Digene Corp. (b)	2,500	47,625
PSS World Medical, Inc. (b)	11,758	131,219

		345,483

Hospitals (0.1%)
Triad Hospitals, Inc. (b)	695	35,619

Hotels/Motels (0.6%)
Aztar Corp. (b)	5,732	156,541

Insurance (4.9%)
KMG America Corp. (b)	22,000	203,280
Old Republic International Corp.	5,729	135,204
Platinum Underwriter Holdings Ltd.	10,218	302,453
PMI Group, Inc. (The)	5,858	205,967
U.S.I. Holdings Corp. (b)	37,679	427,280

		1,274,184

Internet (1.0%)
Interwoven, Inc. (b)	12,482	96,361
Matrix One, Inc. (b)	30,676	130,986
Priceline.com, Inc. (b)	1,533	38,877

		266,224

Machinery (1.1%)
Advanced Energy Industries, Inc. (b)	9,099	96,267
Engineered Support Systems, Inc.	2,097	74,066
Lennox International, Inc.	5,268	102,990

		273,323

2005 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Small Cap Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Manufacturing (1.5%)
Grand Prideco, Inc. (b)	6,819	$151,245
Lancaster Colony Corp.	1,559	64,792
Packaging Corporation of America	7,524	168,463

		384,500

Medical (2.7%)
Adolor Corp. (b)	17,332	154,081
Advanced Medical Optics, Inc. (b)	1,595	58,983
Cutera, Inc. (b)	4,995	85,914
Immucor, Inc. (b)	481	14,353
Merit Medical Systems, Inc. (b)	1	13
Nektar Therapeutic (b)	1,481	21,119
Prestige Brands Holdings, Inc. (b)	15,603	280,855
Vnus Medical Technologies (b)	8,725	83,847

		699,165

Oil & Gas (9.0%)
Airgas, Inc.	24,079	527,811
Brigham Exploration Co. (b)	17,159	143,278
Carrizo Oil & Gas (b)	1,167	19,291
Comstock Resources, Inc. (b)	180	4,554
Energy Partners Ltd. (b)	5,070	115,900
Grey Wolf, Inc. (b)	55,163	330,978
National-Oilwell, Inc. (b)	3,764	149,581
Noble Energy, Inc.	1,670	107,080
Parallel Petroleum (b)	41,108	319,820
Patterson-UTI Energy, Inc.	6,021	144,323
Pioneer Drilling Co. (b)	1,320	17,411
Premor, Inc.	2,037	134,748
Range Resources Corp.	2,714	61,472
Tesoro Petroleum Corp. (b)	1,230	46,666
Ultra Petroleum Corp. (b)	3,735	188,543
Williams Cos., Inc. (The)	5	85

		2,311,541

Paper & Related Products (1.0%)
Ennis, Inc.	8,082	125,271
Rock-Tenn Co., Class A	14,082	142,932

		268,203

Pharmaceuticals (3.2%)
Acadia Pharmaceuticals, Inc. (b)	33,522	253,091
Alnylam Pharmaceuticals, Inc. (b)	36,583	284,982
Nitromed, Inc. (b)	2,563	38,317
Nuvelo, Inc. (b)	43,904	255,960

		832,350

Radio (0.7%)
Westwood One, Inc. (b)	9,412	172,240

Railroad Equipment (0.7%)
Freightcar America, Inc. (b)	9,454	183,502

Raw Materials (0.7%)
Schulman, Inc.	11,446	191,148

Real Estate Investment Trusts (7.2%)
Aames Investment Corp.	8,879	75,028
American Financial Realty Trust	9,311	142,738
Ashford Hospitality Trust	8,158	83,538
CB Richard Ellis Group, Inc., Class A (b)	2,237	77,736
Centerpoint Properties Corp.	2,599	107,105
Colonial Properties Trust	3,551	137,246
Cousins Properties, Inc.	4,941	133,407
Eagle Hospitality Properties Trust, Inc.	11,608	107,142
Global Signal, Inc.	3,474	103,664
Government Properties Trust, Inc.	4,025	39,687
HomeBanc Corp.	21,910	191,492
Hospitality Properties Trust	6,263	261,667
Liberty Property Trust, Inc.	3,060	121,880
Sovran Self Storage, Inc.	2,705	115,639
United Dominion Realty Trust, Inc.	7,612	168,605

		1,866,574

Restaurants (2.4%)
Lone Star Steakhouse & Saloon, Inc.	6,263	177,556
Ruby Tuesday, Inc.	20,194	454,365

		631,921

Retail (4.3%)
Borders Group, Inc.	7,592	183,651
Charming Shoppes, Inc. (b)	25,367	188,731
Dollar Tree Stores, Inc. (b)	3,119	76,384
Linens ’n Things, Inc. (b)	7,534	175,768
MSC Industrial Direct Co., Class A	6,201	166,621
Petsmart, Inc.	6,031	160,726
The Pantry, Inc. (b)	3,355	107,427
West Marine, Inc. (b)	3,552	58,075

		1,117,383

Semiconductors (2.3%)
Integrated Circuit Systems, Inc. (b)	15,887	290,255
Intersil Corp.	4,693	81,940
Mattson Technology, Inc. (b)	16,749	106,356
Novellus Systems, Inc. (b)	5,355	125,468

		604,019

Services (0.4%)
Gevity HR, Inc.	6,136	98,483

38 Semiannual Report 2005

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Steel (0.9%)
AK Steel Holding Corp. (b)	320	$2,320
Oregon Steel Mills, Inc. (b)	2,878	47,861
Steel Dynamics, Inc.	6,708	182,324

		232,505

Telecommunications (4.9%)
Alaska Communications Systems Group, Inc.	4,120	38,749
Cincinnati Bell, Inc. (b)	15,917	63,668
Intrado, Inc. (b)	16,355	206,237
Lightbridge, Inc. (b)	67,446	409,396
Tekelec (b)	9,607	130,751
Tetra Technology, Inc. (b)	8,658	91,688
Valor Communications Group	24,839	335,327

		1,275,816

Tobacco (0.9%)
Loews Corp.-Carolina Group	4,275	134,663
Universal Corp.	2,240	102,256

		236,919

Transportation (5.1%)
Arlington Tankers Ltd.	5,143	112,323
Diana Shipping, Inc. (b)	4,298	61,247
Dryships, Inc. (b)	12,927	205,151
EGL, Inc. (b)	9,784	190,886
Excel Maritime Carriers Ltd. (b)	500	7,115
Fairpoint Communications, Inc.	21,413	314,342
RailAmerica, Inc. (b)	25,025	258,258
Universal Truckload Services, Inc. (b)	10,856	173,045

		1,322,367

Utilities (1.2%)
Allegheny Energy, Inc. (b)	4,381	107,072
Great Plains Energy, Inc.	2,275	69,570
Southwestern Energy Co. (b)	2,426	142,527

		319,169

Waste Management (0.5%)
WCA Waste Corp. (b)	13,823	127,863

Total Common Stocks		25,792,346

Cash Equivalents (1.7%)
Investments in repurchase agreements (collateralized by AA Corporate Bonds in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $439,471)	$439,365	439,365

Total Cash Equivalents		439,365

Short-Term Securities Held as Collateral for Securities Lending (27.3%)
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	7,095,383	7,095,383
Total Short-Term Securities Held as Collateral for Securities Lending		7,095,383

Total Investments (Cost $34,768,960) (a) — 128.1%		33,327,094
Liabilities in excess of other assets — (28.1)%		(7,306,036)

NET ASSETS — 100.0%		$26,021,058

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

See notes to financial statements.

2005 Semiannual Report 39

Core Series

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

	Gartmore	Gartmore	Gartmore	Gartmore	Gartmore
	Growth Fund	Large Cap Value Fund	Nationwide Fund	Mid Cap Growth Fund	Small Cap Fund

Assets:
Investments, at value (cost $243,353,966; $29,876,528; $1,267,083,236; $3,144,148 and $34,329,595 respectively)	$247,558,086	$34,194,111	$1,310,943,779	$3,479,295	$32,887,729
Repurchase agreements, at cost and value	—	454,639	—	255,784	439,365

Total Investments	247,558,086	34,648,750	1,310,943,779	3,735,079	33,327,094

Cash	—	—	236,880	—	—
Interest and dividends receivable	82,529	59,456	959,356	1,560	25,420
Receivable for capital shares issued	436	—	—	—	9,995
Receivable for investments sold	18,058,925	—	46,427,571	42,749	910,473
Receivable from adviser	—	—	—	5,279	1,642
Receivable for variation margin on futures contracts	—	—	57,750	—	—
Prepaid expenses and other assets	15,528	12,234	52,382	4,812	12,094

Total Assets	265,715,504	34,720,440	1,358,677,718	3,789,479	34,286,718

Liabilities:
Payable to custodian	2,963,746	—	—	—	—
Payable for investments purchased	14,151,948	400,008	16,178,273	—	1,132,487
Payable for capital shares redeemed	—	—	—	4,627	—
Payable for return of collateral received for securities on loan	7,664,543	1,398,229	57,188,244	—	7,095,383
Accrued expenses and other payables
Investment advisory fees	120,946	20,107	619,534	2,357	20,768
Fund administration and transfer agent fees	122,897	4,279	487,322	746	6,399
Distribution fees	10,939	9,404	55,713	658	6,736
Administrative servicing fees	15,391	3,213	308,096	10	3,101
Other	47,305	509	56,160	55	786

Total Liabilities	25,097,715	1,835,749	74,893,342	8,453	8,265,660

Net Assets	$240,617,789	$32,884,691	$1,283,784,376	$3,781,026	$26,021,058

Represented by:
Capital	$510,963,317	$28,342,410	$1,143,384,030	$3,297,517	$24,019,956
Accumulated net investment income (loss)	(43,507)	26,638	162,734	(15,160)	(50,261)
Accumulated net realized gains (losses) on investment and futures transactions	(274,506,141)	198,060	96,522,381	163,522	3,493,229
Net unrealized appreciation (depreciation) on investments and futures	4,204,120	4,317,583	43,715,231	335,147	(1,441,866)

Net Assets	$240,617,789	$32,884,691	$1,283,784,376	$3,781,026	$26,021,058

Net Assets:
Class A Shares	$29,242,845	$28,415,570	$122,487,299	$1,531,842	$23,362,694
Class B Shares	5,622,141	1,216,557	34,530,478	166,132	1,549,141
Class C Shares	193,788	3,251,305	880,919	241,345	568,583
Class D Shares	205,555,918	—	1,124,676,555	—	—
Class R Shares	1,097	1,259	1,136	1,144	123,819
Institutional Service Class Shares	998	—	—	—	18
Institutional Class Shares	1,002	—	1,207,989	1,840,563	416,803

Total	$240,617,789	$32,884,691	$1,283,784,376	$3,781,026	$26,021,058

Shares outstanding (unlimited number of shares authorized)
Class A Shares	4,687,120	2,275,877	6,256,956	109,695	1,556,497
Class B Shares	977,291	98,798	1,816,153	12,026	107,775
Class C Shares	33,647	264,947	46,360	17,472	39,482
Class D Shares	32,439,670	—	57,938,395	—	—
Class R Shares	174	103	59	82	8,550
Institutional Service Class Shares	158	—	—	—	1
Institutional Class Shares	159	—	62,230	131,014	27,402

Total	38,138,219	2,639,725	66,120,153	270,289	1,739,707

Net asset value:
Class A Shares	$6.24	$12.49	$19.58	$13.96	$15.01
Class B Shares (a)	$5.75	$12.31	$19.01	$13.81	$14.37
Class C Shares (b)	$5.76	$12.27	$19.00	$13.81	$14.40
Class D Shares	$6.34	$—	$19.41	$—	$—
Class R Shares	$6.31	$12.32	$19.42	$13.93	$14.48
Institutional Service Class Shares	$6.35	$—	$—	$—	$15.18
Institutional Class Shares	$6.33	$—	$19.41	$14.05	$15.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$6.62	$13.25	$20.77	$14.81	$15.93
Class D Shares	$6.64	$—	$20.32	$—	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	—	4.50%	—	—

(a)	For Class B shares, the redemption price per share varies by the length of time shares held.

(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

40 Semiannual Report 2005

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

	Gartmore	Gartmore	Gartmore	Gartmore
	Growth Fund	Large Cap Value Fund	Nationwide Fund	Mid Cap Growth Fund

INVESTMENT INCOME:
Interest income	$12,701	$4,302	$472,907	$1,979
Dividend income	1,977,733	386,575	18,138,451	8,164
Income from securities lending	17,846	855	82,643	—

Total Income	2,008,280	391,732	18,694,001	10,143

Expenses:
Investment advisory fees	764,798	110,214	4,126,174	13,883
Fund administration and transfer agent fees	224,206	19,494	1,017,295	3,993
Distribution fees Class A	38,232	33,148	280,853	1,976
Distribution fees Class B	29,456	5,435	180,497	793
Distribution fees Class C	1,153	8,918	4,858	1,179
Distribution fees Class R	2	2	2	2
Administrative servicing fees Class A	16,165	17,836	135,706	66
Administrative servicing fees Class D	16,865	—	374,925	—
Administrative servicing fees Class R	1	—	—	—
Registration and filing fees	33,270	26,402	46,543	33,084
Printing	96,254	2,523	210,892	540
Other	37,437	3,599	169,115	694

Total expenses before reimbursed expenses	1,257,839	227,571	6,546,860	56,210
Expenses reimbursed	—	(8,421)	—	(30,907)

Total Expenses	1,257,839	219,150	6,546,860	25,303

Net Investment Income (Loss)	750,441	172,582	12,147,141	(15,160)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	13,892,532	1,408,576	109,164,362	164,553
Net realized gains (losses) on futures transactions	—	—	(32,060)	—

Net realized gains (losses) on investment and futures transactions	13,892,532	1,408,576	109,132,302	164,553
Net change in unrealized appreciation/depreciation on investments and futures	(6,565,637)	43,171	(40,479,422)	(64,705)

Net realized/unrealized gains (losses) on investments and futures	7,326,895	1,451,747	68,652,880	99,848

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,077,336	$1,624,329	$80,800,021	$84,688

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
Small Cap Fund

INVESTMENT INCOME:
Interest income	$4,211
Dividend income	150,683
Income from securities lending	15,241

Total Income	170,135

Expenses:
Investment advisory fees	128,032
Fund administration and transfer agent fees	20,470
Distribution fees Class A	30,812
Distribution fees Class B	8,187
Distribution fees Class C	1,855
Distribution fees Class R	105
Administrative servicing fees Class A	16,066
Administrative servicing fees Class D	8
Administrative servicing fees Class R	—
Registration and filing fees	28,829
Printing	—
Other	3,204

Total expenses before reimbursed expenses	237,568
Expenses reimbursed	(17,172)

Total Expenses	220,396

Net Investment Income (Loss)	(50,261)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	4,095,427
Net realized gains (losses) on futures transactions	—

Net realized gains (losses) on investment and futures transactions	4,095,427
Net change in unrealized appreciation/depreciation on investments and futures	(1,994,225)

Net realized/unrealized gains (losses) on investments and futures	2,101,202

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,050,941

See notes to financial statements.

2005 Semiannual Report 41

Core Series

Statements of Changes in Net Assets

	Gartmore Growth Fund		Gartmore Large Cap Value Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$750,441	$(130,834)	$172,582	$233,483
Net realized gains (losses) on investment and futures transactions	13,892,532	40,517,152	1,408,576	2,132,903
Net change in unrealized appreciation/depreciation on investment and futures transactions	(6,565,637)	(28,125,753)	43,171	1,107,554

Change in net assets resulting from operations	8,077,336	12,260,565	1,624,329	3,473,940

Distributions to Class A Shareholders from:
Net investment income	(52,235)	—	(162,440)	(220,622)
Net realized gains on investments	—	—	—	—
Distributions to Class B Shareholders from:
Net investment income	—	—	(3,269)	(2,646)
Net realized gains on investments	—	—	—	—
Distributions to Class C Shareholders from:
Net investment income	—	—	(6,399)	(1,900)
Net realized gains on investments	—	—	—	—
Distributions to Class D Shareholders from:
Net investment income	(741,746)	(82,259)	—	—
Net realized gains on investments	—	—	—	—
Distributions to Class R Shareholders from:
Net investment income	(2)	—	(8)	(8)
Net realized gains on investments	—	—	—	—
Distributions to Institutional Services Class Shareholders from:
Net investment income	(4)	(28,144)	—	—
Net realized gains on investments	—	—	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	(4)	—	—	—
Net realized gains on investments	—	—	—	—

Change in net assets from shareholder distributions	(793,991)	(110,403)	(172,116)	(225,176)

Change in net assets from capital transactions	(20,217,443)	(79,970,320)	4,859,687	(2,476,365)

Change in net assets	(12,934,098)	(67,820,158)	6,311,900	772,399
Net Assets:
Beginning of period	253,551,887	321,372,045	26,572,791	25,800,392

End of period	$240,617,789	$253,551,887	$32,884,691	$26,572,791

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Nationwide Fund
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$12,147,141	$10,065,234
Net realized gains (losses) on investment and futures transactions	109,132,302	198,132,003
Net change in unrealized appreciation/depreciation on investment and futures transactions	(40,479,422)	(111,442,519)

Change in net assets resulting from operations	80,800,021	96,754,718

Distributions to Class A Shareholders from:
Net investment income	(1,530,236)	(2,015,525)
Net realized gains on investments	(984,339)	—
Distributions to Class B Shareholders from:
Net investment income	(189,801)	—
Net realized gains on investments	(153,661)	—
Distributions to Class C Shareholders from:
Net investment income	(5,099)	(458)
Net realized gains on investments	(4,195)	—
Distributions to Class D Shareholders from:
Net investment income	(10,808,247)	(8,641,837)
Net realized gains on investments	(4,909,337)	—
Distributions to Class R Shareholders from:
Net investment income	(9)	(2)
Net realized gains on investments	(5)	—
Distributions to Institutional Services Class Shareholders from:
Net investment income	(8)	(161,778)
Net realized gains on investments	(4)	—
Distributions to Institutional Class Shareholders from:
Net investment income	(5,061)	(537	) (a)
Net realized gains on investments	(1,862)	—

Change in net assets from shareholder distributions	(18,591,864)	(10,820,137)

Change in net assets from capital transactions	(424,647,115)	(344,305,799)

Change in net assets	(362,438,958)	(258,371,218)
Net Assets:
Beginning of period	1,646,223,334	1,904,594,552

End of period	$1,283,784,376	$1,646,223,334

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004

See notes to financial statements.

42 Semiannual Report 2005

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(15,160)	$(29,413)	$(50,261)	$(232,437)
Net realized gains (losses) on investment and futures transactions	164,553	165,111	4,095,427	11,135,777
Net change in unrealized appreciation/depreciation on investment and futures transactions	(64,705)	39,576	(1,994,225)	(6,692,971)

Change in net assets resulting from operations	84,688	175,274	2,050,941	4,210,369

Distributions to Class A Shareholders from:
Net realized gains on investments	(71,449)	(32,733)	(2,870,561)	(260,898)
Distributions to Class B Shareholders from:
Net realized gains on investments	(7,217)	(3,048)	(192,097)	(17,857)
Distributions to Class C Shareholders from:
Net realized gains on investments	(10,728)	(10,833)	(25,187)	(1,102)
Distributions to Class R Shareholders from:
Net realized gains on investments	(54)	(28)	(138)	—
Distributions to Institutional Services Class Shareholders from:
Net realized gains on investments	—	—	(894)	(282,808)
Distributions to Institutional Class Shareholders from:
Net realized gains on investments	(75,664)	(36,735)	(18,314)	—

Change in net assets from shareholder distributions	(165,112)	(83,377)	(3,107,191)	(562,665)

Change in net assets from capital transactions	466,806	1,376,384	2,250,128	(20,059,066)

Change in net assets	386,382	1,468,281	1,193,878	(16,411,362)
Net Assets:
Beginning of period	3,394,644	1,926,363	24,827,180	41,238,542

End of period	$3,781,026	$3,394,644	$26,021,058	$24,827,180

See notes to financial statements.

2005 Semiannual Report 43

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$18.35	(0.08)	(0.84)	(0.92)
Year Ended October 31, 2001	$14.99	(0.05)	(5.85)	(5.90)
Year Ended October 31, 2002	$5.89	(0.02)	(1.13)	(1.15)
Year Ended October 31, 2003	$4.74	(0.01)	1.19	1.18
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16
Six Months Ended April 30, 2005 (Unaudited)	$6.08	0.01	0.16	0.17
Class B Shares
Year Ended October 31, 2000	$18.20	(0.15)	(0.90)	(1.05)
Year Ended October 31, 2001	$14.71	(0.10)	(5.87)	(5.97)
Year Ended October 31, 2002	$5.54	(0.06)	(1.04)	(1.10)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10
Six Months Ended April 30, 2005 (Unaudited)	$5.61	(0.01)	0.15	0.14
Class C Shares
Period Ended October 31, 2001 (d)	$7.11	(0.03)	(1.53)	(1.56)
Year Ended October 31, 2002	$5.55	(0.06)	(1.05)	(1.11)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11
Six Months Ended April 30, 2005 (Unaudited)	$5.62	(0.01)	0.15	0.14
Class D Shares
Year Ended October 31, 2000	$18.36	(0.05)	(0.84)	(0.89)
Year Ended October 31, 2001	$15.03	(0.03)	(5.86)	(5.89)
Year Ended October 31, 2002	$5.94	(0.01)	(1.14)	(1.15)
Year Ended October 31, 2003	$4.79	—	1.21	1.21
Year Ended October 31, 2004	$6.00	— (k)	0.17	0.17
Six Months Ended April 30, 2005 (Unaudited)	$6.17	0.02	0.17	0.19
Class R Shares
Period Ending October 31, 2003 (e)	$5.76	(0.01)	0.25	0.24
Year Ended October 31, 2004	$6.00	(0.03)	0.18	0.15
Six Months Ended April 30, 2005 (Unaudited)	$6.15	0.01	0.16	0.17
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$6.59	(0.01)	(1.79)	(1.80)
Year Ended October 31, 2003	$4.79	—	1.22	1.22
Year Ended October 31, 2004 (l)	$6.01	0.01	0.17	0.18
Six Months Ended April 30, 2005 (Unaudited)	$6.19	0.02	0.16	0.18
Institutional Class Shares
Period Ended October 31, 2004 (g)	$6.34	—	(0.17)	(0.17)
Six Months Ended April 30, 2005 (Unaudited)	$6.17	0.02	0.16	0.18

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	—	(2.44)	(2.44)	$14.99	(6.43%	)
Year Ended October 31, 2001	—	(3.20)	(3.20)	$5.89	(47.33%	)
Year Ended October 31, 2002	—	—	—	$4.74	(19.52%	)
Year Ended October 31, 2003	—	—	—	$5.92	24.89%
Year Ended October 31, 2004	—	—	—	$6.08	2.70%
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	—	(0.01)	$6.24	2.80%	(h)
Class B Shares
Year Ended October 31, 2000	—	(2.44)	(2.44)	$14.71	(7.30%	)
Year Ended October 31, 2001	—	(3.20)	(3.20)	$5.54	(49.10%	)
Year Ended October 31, 2002	—	—	—	$4.44	(19.86%	)
Year Ended October 31, 2003	—	—	—	$5.51	24.10%
Year Ended October 31, 2004	—	—	—	$5.61	1.81%
Six Months Ended April 30, 2005 (Unaudited)	—	—	—	$5.75	2.50%	(h)
Class C Shares
Period Ended October 31, 2001 (d)	—	—	—	$5.55	(21.94%	) (h)
Year Ended October 31, 2002	—	—	—	$4.44	(20.00%	)
Year Ended October 31, 2003	—	—	—	$5.51	24.10%
Year Ended October 31, 2004	—	—	—	$5.62	2.00%
Six Months Ended April 30, 2005 (Unaudited)	—	—	—	$5.76	2.49%	(h)
Class D Shares
Year Ended October 31, 2000	—	(2.44)	(2.44)	$15.03	(6.23%	)
Year Ended October 31, 2001	—	(3.20)	(3.20)	$5.94	(47.07%	)
Year Ended October 31, 2002	—	—	—	$4.79	(19.36%	)
Year Ended October 31, 2003	—	—	—	$6.00	25.26%
Year Ended October 31, 2004	— (k)	—	—	$6.17	2.87%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	—	(0.02)	$6.34	3.10%	(h)
Class R Shares
Period Ending October 31, 2003 (e)	—	—	—	$6.00	4.17%	(h)
Year Ended October 31, 2004	—	—	—	$6.15	2.50%
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	—	(0.01)	$6.31	2.79%	(h)
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	—	—	—	$4.79	(27.31%	) (h)
Year Ended October 31, 2003	—	—	—	$6.01	25.47%
Year Ended October 31, 2004 (l)	— (k)	—	—	$6.19	3.03%
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	—	(0.02)	$6.35	2.93%	(h)
Institutional Class Shares
Period Ended October 31, 2004 (g)	—	—	—	$6.17	(2.68%	) (h)
Six Months Ended April 30, 2005 (Unaudited)	(0.02)	—	(0.02)	$6.33	2.94%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
							Ratio of Net
				Ratio of Net		Ratio of	Investment
				Investment		Expenses	Income (Loss)
	Net Assets	Ratio of		Income		(Prior to	(Prior to
	at End of	Expenses		(Loss)		Reimbursements)	Reimbursements)
	Period	to Average		to Average		to Average	to Average	Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2000	$9,234	1.04%		(0.52%	)	(j)	(j)	163.52%
Year Ended October 31, 2001	$5,268	1.33%		(0.60%	)	(j)	(j)	210.72%
Year Ended October 31, 2002	$4,828	1.17%		(0.34%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$6,529	1.13%		(0.22%	)	(j)	(j)	281.63%
Year Ended October 31, 2004	$30,641	1.19%		(0.36%	)	(j)	(j)	286.06%
Six Months Ended April 30, 2005 (Unaudited)	$29,243	1.26%	(i)	0.31%	(i)	(j)	(j)	135.77%
Class B Shares
Year Ended October 31, 2000	$8,180	1.80%		(1.28%	)	(j)	(j)	163.52%
Year Ended October 31, 2001	$4,288	2.12%		(1.36%	)	(j)	(j)	210.72%
Year Ended October 31, 2002	$3,299	1.90%		(1.08%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$3,980	1.84%		(0.93%	)	(j)	(j)	281.63%
Year Ended October 31, 2004	$5,817	1.84%		(1.00%	)	(j)	(j)	286.06%
Six Months Ended April 30, 2005 (Unaudited)	$5,622	1.91%	(i)	(0.34%	) (i)	(j)	(j)	135.77%
Class C Shares
Period Ended October 31, 2001 (d)	$58	2.27%	(i)	(1.41%	) (i)	(j)	(j)	210.72%
Year Ended October 31, 2002	$52	1.90%		(1.08%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$101	1.84%		(0.95%	)	(j)	(j)	281.63%
Year Ended October 31, 2004	$248	1.84%		(1.01%	)	(j)	(j)	286.06%
Six Months Ended April 30, 2005 (Unaudited)	$194	1.90%	(i)	(0.27%	) (i)	(j)	(j)	135.77%
Class D Shares
Year Ended October 31, 2000	$834,816	0.83%		(0.30%	)	(j)	(j)	163.52%
Year Ended October 31, 2001	$385,898	1.10%		(0.38%	)	(j)	(j)	210.72%
Year Ended October 31, 2002	$207,357	0.93%		(0.10%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$235,758	0.86%		0.05%		(j)	(j)	281.63%
Year Ended October 31, 2004	$216,843	0.85%		(0.01%	)	(j)	(j)	286.06%
Six Months Ended April 30, 2005 (Unaudited)	$205,556	0.92%	(i)	0.65%	(i)	(j)	(j)	135.77%
Class R Shares
Period Ending October 31, 2003 (e)	$1	1.42%	(i)	(0.76%	) (i)	1.52%	0.86%	281.63%
Year Ended October 31, 2004	$1	1.29%		(0.46%	)	(j)	(j)	286.06%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.19%	(i)	0.35%	(i)	(j)	(j)	135.77%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$59,307	0.88%	(i)	(0.11%	) (i)	(j)	(j)	241.95%
Year Ended October 31, 2003	$75,002	0.84%		0.06%		(j)	(j)	281.63%
Year Ended October 31, 2004 (l)	$1	0.84%		0.22%		(j)	(j)	286.06%
Six Months Ended April 30, 2005 (Unaudited)	$1	0.96%	(i)	0.58%	(i)	(j)	(j)	135.77%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$1	0.80%	(i)	(0.06%	) (i)	(j)	(j)	286.06%
Six Months Ended April 30, 2005 (Unaudited)	$1	0.95%	(i)	0.58%	(i)	(j)	(j)	135.77%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions during the period.
(k)	The amount is less than $0.005.
(l)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

44 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Large Cap Value Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net	Net		Net Asset
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	$10.32	0.15	0.67	0.82	(0.14)	(0.04)	(0.18)	$10.96	8.09%
Year Ended October 31, 2001	$10.96	0.10	(0.98)	(0.88)	(0.10)	—	(0.10)	$9.98	(8.07%	)
Year Ended October 31, 2002	$9.98	0.08	(0.82)	(0.74)	(0.08)	(0.41)	(0.49)	$8.75	(7.98%	)
Year Ended October 31, 2003	$8.75	0.10	1.69	1.79	(0.10)	—	(0.10)	$10.44	20.57%
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45	(0.10)	—	(0.10)	$11.79	13.92%
Six Months Ended April 30, 2005 (Unaudited)	$11.79	0.08	0.70	0.78	(0.08)	—	(0.08)	$12.49	6.57%	(i)
Class B Shares
Year Ended October 31, 2000	$10.24	0.07	0.68	0.75	(0.11)	(0.04)	(0.15)	$10.84	7.42%
Year Ended October 31, 2001 (e)	$10.84	0.02	(0.98)	(0.96)	(0.02)	—	(0.02)	$9.86	(8.84%	)
Year Ended October 31, 2002	$9.86	0.01	(0.80)	(0.79)	(0.02)	(0.41)	(0.43)	$8.64	(8.53%	)
Year Ended October 31, 2003	$8.64	0.03	1.67	1.70	(0.04)	—	(0.04)	$10.30	19.80%
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36	(0.03)	—	(0.03)	$11.63	13.25%
Six Months Ended April 30, 2005 (Unaudited)	$11.63	0.04	0.68	0.72	(0.04)	—	(0.04)	$12.31	6.18%	(i)
Class C Shares
Period Ended October 31, 2001 (f)	$11.21	0.02	(1.34)	(1.32)	(0.04)	—	(0.04)	$9.85	(11.82%	) (i)
Year Ended October 31, 2002	$9.85	0.01	(0.79)	(0.78)	(0.03)	(0.41)	(0.44)	$8.63	(8.50%	)
Year Ended October 31, 2003	$8.63	0.04	1.66	1.70	(0.05)	—	(0.05)	$10.28	19.77%
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36	(0.04)	—	(0.04)	$11.60	13.25%
Six Months Ended April 30, 2005 (Unaudited)	$11.60	0.03	0.69	0.72	(0.05)	—	(0.05)	$12.27	6.21%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	$9.92	—	0.39	0.39	—	—	—	$10.31	3.93%	(i)
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41	(0.08)	—	(0.08)	$11.64	13.71%
Six Months Ended April 30, 2005 (Unaudited)	$11.64	0.08	0.68	0.76	(0.08)	—	(0.08)	$12.32	6.53%	(i)
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$10.00	0.08	0.33	0.41	(0.06)	—	(0.06)	$10.35	4.05%	(i)
Year Ended October 31, 2000	$10.35	0.16	0.67	0.83	(0.16)	(0.04)	(0.20)	$10.98	8.20%
Year Ended October 31, 2001	$10.98	0.12	(0.98)	(0.86)	(0.09)	—	(0.09)	$10.03	(7.86%	)
Year Ended October 31, 2002 (h)	$10.03	0.06	1.04	1.10	(0.03)	(0.41)	(0.44)	$10.69	11.26%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	$30,726	1.15%		1.47%		1.77%		0.85%		88.41%
Year Ended October 31, 2001	$27,824	1.15%		0.96%		1.64%		0.47%		156.09%
Year Ended October 31, 2002	$23,581	1.36%		0.81%		1.48%		0.69%		91.03%
Year Ended October 31, 2003	$24,800	1.39%		1.06%		1.47%		0.98%		77.28%
Year Ended October 31, 2004	$24,846	1.39%		0.91%		1.45%		0.84%		58.61%
Six Months Ended April 30, 2005 (Unaudited)	$28,416	1.43%	(j)	1.25%	(j)	1.49%	(j)	1.19%	(j)	31.55%
Class B Shares
Year Ended October 31, 2000	$408	1.90%		0.70%		3.56%		(0.96%	)	88.41%
Year Ended October 31, 2001 (e)	$528	1.90%		0.21%		3.24%		(1.13%	)	156.09%
Year Ended October 31, 2002	$576	2.02%		0.14%		2.17%		(0.01%	)	91.03%
Year Ended October 31, 2003	$751	2.00%		0.43%		2.08%		0.35%		77.28%
Year Ended October 31, 2004	$982	2.00%		0.29%	(j)	2.06%	(j)	0.22%	(j)	58.61%
Six Months Ended April 30, 2005 (Unaudited)	$1,217	2.05%	(j)	0.63%	(j)	2.10%	(j)	0.57%	(j)	31.55%
Class C Shares
Period Ended October 31, 2001 (f)	$58	1.90%	(j)	0.11%	(j)	3.94%	(j)	(1.93%	) (j)	156.09%
Year Ended October 31, 2002	$80	2.03%		0.13%		2.15%		0.01%		91.03%
Year Ended October 31, 2003	$248	2.00%		0.38%		2.08%		0.30%		77.28%
Year Ended October 31, 2004	$743	2.00%		0.21%		2.06%		0.14%		58.61%
Six Months Ended April 30, 2005 (Unaudited)	$3,251	2.07%	(j)	0.41%	(j)	2.10%	(j)	0.38%	(j)	31.55%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.60%	(j)	0.48%	(j)	2.06%	(j)	0.02%	(j)	77.28%
Year Ended October 31, 2004	$1	1.54%		0.75%		1.86%		0.42%		58.61%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.32%	(j)	1.34%	(j)	1.43%	(j)	1.22%	(j)	31.55%
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$755	1.00%	(j)	0.77%	(j)	4.21%	(j)	(2.44%	) (j)	120.94%
Year Ended October 31, 2000	$1,645	1.00%		1.56%		1.64%		0.92%		88.41%
Year Ended October 31, 2001	$68	1.00%		1.03%		1.44%		0.59%		156.09%
Year Ended October 31, 2002 (h)	$—	0.97%	(j)	1.62%	(j)	1.39%	(j)	1.20%	(j)	37.27%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(i)	Not annualized.
(j)	Annualized.

See notes to financial statements.

2005 Semiannual Report 45

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Nationwide Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$32.71	0.16	0.14	0.30
Year Ended October 31, 2001	$30.80	0.08	(5.66)	(5.58)
Year Ended October 31, 2002	$16.75	0.07	(1.68)	(1.61)
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94
Six Months Ended April 30, 2005 (Unaudited)	$18.96	0.31	0.52	0.83
Class B Shares
Year Ended October 31, 2000	$32.45	(0.06)	0.13	0.07
Year Ended October 31, 2001	$30.48	(0.06)	(5.65)	(5.71)
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)
Year Ended October 31, 2003	$14.72	—	2.94	2.94
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81
Six Months Ended April 30, 2005 (Unaudited)	$18.46	0.06	0.67	0.73
Class C Shares
Period Ended October 31, 2001 (d)	$19.12	(0.03)	(2.68)	(2.71)
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81
Six Months Ended April 30, 2005 (Unaudited)	$18.45	0.06	0.67	0.73
Class D Shares
Year Ended October 31, 2000	$32.60	0.23	0.12	0.35
Year Ended October 31, 2001	$30.67	0.13	(5.65)	(5.52)
Year Ended October 31, 2002	$16.64	0.13	(1.69)	(1.56)
Year Ended October 31, 2003	$14.96	0.13	3.00	3.13
Year Ended October 31, 2004	$17.96	0.12	0.88	1.00
Six Months Ended April 30, 2005 (Unaudited)	$18.83	0.15	0.69	0.84
Class R Shares
Period Ended October 31, 2003 (e)	$17.32	—	0.63	0.63
Year Ended October 31, 2004	$17.95	0.03	0.88	0.91
Six Months Ended April 30, 2005 (Unaudited)	$18.83	0.14	0.69	0.83
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$18.18	0.11	(3.24)	(3.13)
Year Ended October 31, 2003	$14.95	0.14	3.01	3.15
Year Ended October 31, 2004 (l)	$17.96	0.17	0.83	1.00
Six Months Ended April 30, 2005 (Unaudited) (h)	$18.82	0.15	1.48	1.63
Institutional Class Shares
Period Ended October 31, 2004 (g)	$19.00	0.03	(0.17)	(0.14)
Six Months Ended April 30, 2005 (Unaudited)	$18.83	0.16	0.69	0.85

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	(0.17)	(2.04)	(2.21)	$30.80	1.25%
Year Ended October 31, 2001	(0.10)	(8.37)	(8.47)	$16.75	(23.34%	)
Year Ended October 31, 2002	(0.08)	—	(0.08)	$15.06	(9.64%	)
Year Ended October 31, 2003	(0.09)	—	(0.09)	$18.08	20.74%
Year Ended October 31, 2004	(0.06)	—	(0.06)	$18.96	5.22%
Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.08)	(0.21)	$19.58	4.37%	(i)
Class B Shares
Year Ended October 31, 2000	—	(2.04)	(2.04)	$30.48	0.48%
Year Ended October 31, 2001	—	(8.37)	(8.37)	$16.40	(24.19%	)
Year Ended October 31, 2002	—	—	—	$14.72	(10.24%	)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$17.65	19.99%
Year Ended October 31, 2004	—	—	—	$18.46	4.59%
Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.08)	(0.18)	$19.01	3.93%	(i)
Class C Shares
Period Ended October 31, 2001 (d)	(0.01)	—	(0.01)	$16.40	(14.16%	) (i)
Year Ended October 31, 2002	—	—	—	$14.72	(10.24%	)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$17.65	20.00%
Year Ended October 31, 2004	(0.01)	—	(0.01)	$18.45	4.58%
Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.08)	(0.18)	$19.00	3.93%	(i)
Class D Shares
Year Ended October 31, 2000	(0.24)	(2.04)	(2.28)	$30.67	1.40%
Year Ended October 31, 2001	(0.14)	(8.37)	(8.51)	$16.64	(23.22%	)
Year Ended October 31, 2002	(0.12)	—	(0.12)	$14.96	(9.43%	)
Year Ended October 31, 2003	(0.13)	—	(0.13)	$17.96	21.07%
Year Ended October 31, 2004	(0.13)	—	(0.13)	$18.83	5.59%
Six Months Ended April 30, 2005 (Unaudited)	(0.18)	(0.08)	(0.26)	$19.41	4.43%	(i)
Class R Shares
Period Ended October 31, 2003 (e)	—	—	—	$17.95	3.64%	(i)
Year Ended October 31, 2004	(0.03)	—	(0.03)	$18.83	5.08%
Six Months Ended April 30, 2005 (Unaudited)	(0.16)	(0.08)	(0.24)	$19.42	4.36%	(i)
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	(0.10)	—	(0.10)	$14.95	(17.27%	) (i)
Year Ended October 31, 2003	(0.14)	—	(0.14)	$17.96	21.22%
Year Ended October 31, 2004 (l)	(0.14)	—	(0.14)	$18.82	5.60%
Six Months Ended April 30, 2005 (Unaudited) (h)	(0.15)	(0.08)	(0.23)	$20.22	8.69%	(i)
Institutional Class Shares
Period Ended October 31, 2004 (g)	(0.03)	—	(0.03)	$18.83	(0.74%	) (i)
Six Months Ended April 30, 2005 (Unaudited)	(0.19)	(0.08)	(0.27)	$19.41	4.47%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	$54,537	0.98%		0.54%		(k)		(k)		90.01%
Year Ended October 31, 2001	$149,086	1.15%		0.32%		(k)		(k)		71.36%
Year Ended October 31, 2002	$362,435	1.14%		0.46%		(k)		(k)		25.51%
Year Ended October 31, 2003	$571,918	1.13%		0.57%		(k)		(k)		120.02%
Year Ended October 31, 2004	$447,884	1.10%		0.35%		(k)		(k)		144.61%
Six Months Ended April 30, 2005 (Unaudited)	$122,487	1.14%	(j)	2.30%	(j)	(k)		(k)		57.31%
Class B Shares
Year Ended October 31, 2000	$47,293	1.73%		(0.20%	)	(k)		(k)		90.01%
Year Ended October 31, 2001	$36,241	1.85%		(0.30%	)	(k)		(k)		71.36%
Year Ended October 31, 2002	$31,267	1.80%		(0.18%	)	(k)		(k)		25.51%
Year Ended October 31, 2003	$35,564	1.79%		(0.06%	)	(k)		(k)		120.02%
Year Ended October 31, 2004	$35,073	1.76%		(0.30%	)	(k)		(k)		144.61%
Six Months Ended April 30, 2005 (Unaudited)	$34,530	1.77%	(j)	0.65%	(j)	(k)		(k)		57.31%
Class C Shares
Period Ended October 31, 2001 (d)	$175	1.89%	(j)	(0.45%	) (j)	(k)		(k)		71.36%
Year Ended October 31, 2002	$212	1.80%		(0.20%	)	(k)		(k)		25.51%
Year Ended October 31, 2003	$714	1.79%		(0.16%	)	(k)		(k)		120.02%
Year Ended October 31, 2004	$989	1.76%		(0.32%	)	(k)		(k)		144.61%
Six Months Ended April 30, 2005 (Unaudited)	$881	1.77%	(j)	0.71%	(j)	(k)		(k)		57.31%
Class D Shares
Year Ended October 31, 2000	$2,085,243	0.78%		0.74%		(k)		(k)		90.01%
Year Ended October 31, 2001	$1,458,371	0.89%		0.64%		(k)		(k)		71.36%
Year Ended October 31, 2002	$1,125,402	0.86%		0.77%		(k)		(k)		25.51%
Year Ended October 31, 2003	$1,240,520	0.85%		0.89%		(k)		(k)		120.02%
Year Ended October 31, 2004	$1,161,934	0.82%		0.64%		(k)		(k)		144.61%
Six Months Ended April 30, 2005 (Unaudited)	$1,124,677	0.84%	(j)	1.60%	(j)	(k)		(k)		57.31%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.52%	(j)	0.07%	(j)	1.62%	(h)	(0.03%	) (i)	120.02%
Year Ended October 31, 2004	$1	1.27%		0.16%		(k)		(k)		144.61%
Six Months Ended April 30, 2005 (Unaudited)	$1	0.94%	(j)	1.40%	(j)	(k)		(k)		57.31%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$48,283	0.80%	(j)	0.75%	(j)	(k)		(k)		25.51%
Year Ended October 31, 2003	$55,878	0.79%		0.94%		(k)		(k)		120.02%
Year Ended October 31, 2004 (l)	$1	0.75%		0.92%		(k)		(k)		144.61%
Six Months Ended April 30, 2005 (Unaudited) (h)	$—	0.71%	(j)	2.39%	(j)	(k)		(k)		57.31%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$341	0.78%	(j)	0.54%	(j)	(k)		(k)		144.61%
Six Months Ended April 30, 2005 (Unaudited)	$1,208	0.78%	(j)	1.17%	(j)	(k)		(k)		57.31%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	On February 11, 2005 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through February 11, 2005.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions during the period.
(l)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

46 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2003 (d)(e)	$9.88	(0.08)	4.04	3.96
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74
Six Months Ended April 30, 2005 (Unaudited)	$14.21	(0.06)	0.50	0.44
Class B Shares
Period Ended October 31, 2003 (f)(e)	$13.17	(0.05)	0.72	0.67
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64
Six Months Ended April 30, 2005 (Unaudited)	$14.11	(0.11)	0.50	0.39
Class C Shares
Period Ended October 31, 2003 (f)	$13.17	(0.05)	0.72	0.67
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64
Six Months Ended April 30, 2005 (Unaudited)	$14.11	(0.11)	0.50	0.39
Class R Shares
Period Ended October 31, 2003 (g)	$13.08	(0.01)	0.79	0.78
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69
Six Months Ended April 30, 2005 (Unaudited)	$14.18	(0.07)	0.51	0.44
Institutional Class Shares
Period Ended October 31, 2002 (h)	$10.00	(0.01)	0.27	0.26
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78
Six Months Ended April 30, 2005 (Unaudited)	$14.27	(0.04)	0.51	0.47

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2003 (d)(e)	—	—	$13.84	40.08%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.21	5.44%
Six Months Ended April 30, 2005 (Unaudited)	(0.69)	(0.69)	$13.96	2.72%	(i)
Class B Shares
Period Ended October 31, 2003 (f)(e)	—	—	$13.84	5.09%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.11	4.70%
Six Months Ended April 30, 2005 (Unaudited)	(0.69)	(0.69)	$13.81	2.38%	(i)
Class C Shares
Period Ended October 31, 2003 (f)	—	—	$13.84	5.09%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.11	4.70%
Six Months Ended April 30, 2005 (Unaudited)	(0.69)	(0.69)	$13.81	2.38%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$13.86	5.96%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.18	5.06%
Six Months Ended April 30, 2005 (Unaudited)	(0.69)	(0.69)	$13.93	2.73%	(i)
Institutional Class Shares
Period Ended October 31, 2002 (h)	—	—	$10.26	2.60%	(i)
Year Ended October 31, 2003	—	—	$13.86	35.09%
Year Ended October 31, 2004	(0.37)	(0.37)	$14.27	5.73%
Six Months Ended April 30, 2005 (Unaudited)	(0.69)	(0.69)	$14.05	2.93%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
		Ratio of		Investment		Expenses		Income (Loss)
	Net Assets	Expenses		Income		(Prior to		(Prior to
	at End of	to Average		(Loss)		Reimbursements)		Reimbursements)
	Period	Net		to Average Net		to Average Net		to Average Net		Portfolio
	(000s)	Assets		Assets		Assets (b)		Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d)(e)	$522	1.40%	(j)	(1.02%	) (j)	7.09%	(j)	(6.71%	) (j)	74.46%
Year Ended October 31, 2004	$1,463	1.40%		(0.98%	)	2.51%		(2.08%	)	94.56%
Six Months Ended April 30, 2005 (Unaudited)	$1,532	1.41%	(j)	(0.86%	) (j)	3.08%	(j)	(2.53%	) (j)	43.15%
Class B Shares
Period Ended October 31, 2003 (f)(e)	$18	2.15%	(j)	(1.82%	) (j)	7.76%	(j)	(7.43%	) (j)	74.46%
Year Ended October 31, 2004	$153	2.15%		(1.74%	)	3.27%		(2.86%	)	94.56%
Six Months Ended April 30, 2005 (Unaudited)	$166	2.15%	(j)	(1.60%	) (j)	3.82%	(j)	(3.27%	) (j)	43.15%
Class C Shares
Period Ended October 31, 2003 (f)	$1	2.15%	(j)	(1.87%	) (j)	7.55%	(j)	(7.27%	) (j)	74.46%
Year Ended October 31, 2004	$224	2.15%		(1.72%	)	3.17%		(2.74%	)	94.56%
Six Months Ended April 30, 2005 (Unaudited)	$241	2.15%	(j)	(1.60%	) (j)	3.82%	(j)	(3.27%	) (j)	43.15%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.75%	(j)	(1.54%	) (j)	7.41%	(j)	(7.20%	) (j)	74.46%
Year Ended October 31, 2004	$1	1.66%		(1.27%	)	2.63%		(2.24%	)	94.56%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.53%	(j)	(1.02%	) (j)	3.37%	(j)	(2.85%	) (j)	43.15%
Institutional Class Shares
Period Ended October 31, 2002 (h)	$1,026	1.15%	(j)	(0.69%	) (i)	20.62%	(i)	(20.16%	) (i)	3.74%
Year Ended October 31, 2003	$1,384	1.15%		(0.76%	)	5.96%		(5.56%	)	74.46%
Year Ended October 31, 2004	$1,553	1.15%		(0.72%	)	2.26%		(1.83%	)	94.56%
Six Months Ended April 30, 2005 (Unaudited)	$1,841	1.15%	(j)	(0.60%	) (j)	2.82%	(j)	(2.27%	) (j)	43.15%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(i)	Not annualized.
(j)	Annualized.

See notes to financial statements.

2005 Semiannual Report 47

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Small Cap Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from
	Beginning	Income	Redemption	(Losses) on	Investment
	of Period	(Loss)	Fees	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$11.19	(0.02)	—	2.05	2.03
Year Ended October 31, 2001	$13.12	(0.02)	—	(1.23)	(1.25)
Year Ended October 31, 2002	$10.79	(0.02)	—	(1.16)	(1.18)
Year Ended October 31, 2003	$9.61	(0.05)	—	4.12	4.07
Year Ended October 31, 2004	$13.68	(0.08)	0.05	2.11	2.08
Six Months Ended April 30, 2005 (Unaudited)	$15.59	(0.02)	—	1.37	1.35
Class B Shares
Year Ended October 31, 2000	$11.17	(0.08)	—	2.03	1.95
Year Ended October 31, 2001	$13.02	(0.09)	—	(1.24)	(1.33)
Year Ended October 31, 2002	$10.61	(0.09)	—	(1.13)	(1.22)
Year Ended October 31, 2003	$9.39	(0.10)	—	4.00	3.90
Year Ended October 31, 2004	$13.29	(0.17)	0.05	2.04	1.92
Six Months Ended April 30, 2005 (Unaudited)	$15.04	(0.07)	—	1.33	1.26
Class C Shares
Period Ended October 31, 2001 (d)	$11.33	(0.04)	—	(0.66)	(0.70)
Year Ended October 31, 2002	$10.63	(0.09)	—	(1.13)	(1.22)
Year Ended October 31, 2003	$9.41	(0.09)	—	3.99	3.90
Year Ended October 31, 2004	$13.31	(0.13)	0.05	2.01	1.93
Six Months Ended April 30, 2005 (Unaudited)	$15.07	(0.04)	—	1.30	1.26
Class R Shares
Period Ended October 31, 2004 (e)	$14.03	(0.09)	0.05	1.11	1.07
Six Months Ended April 30, 2005 (Unaudited)	$15.10	(0.01)	—	1.32	1.31
Institutional Service Class Shares
Year Ended October 31, 2000	$11.20	(0.01)	—	2.06	2.05
Year Ended October 31, 2001	$13.15	—	—	(1.23)	(1.23)
Year Ended October 31, 2002	$10.84	(0.01)	—	(1.16)	(1.17)
Year Ended October 31, 2003	$9.67	(0.02)	—	4.14	4.12
Year Ended October 31, 2004 (i)	$13.79	(0.06)	0.05	2.11	2.10
Six Months Ended April 30, 2005 (Unaudited) (i)	$15.72	(0.01)	—	1.40	1.39
Institutional Class Shares
Period Ended October 31, 2004 (f)	$15.64	(0.01)	0.05	0.07	0.11
Six Months Ended April 30, 2005 (Unaudited)	$15.75	— (k)	—	1.39	1.39

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios/ Supplemental Data
						Net Assets
	Net		Net Asset			at End of
	Realized	Total	Value, End	Total		Period
	Gains	Distributions	of Period	Return (a)		(000s)

Class A Shares
Year Ended October 31, 2000	(0.10)	(0.10)	$13.12	18.25%		$23,922
Year Ended October 31, 2001	(1.08)	(1.08)	$10.79	(10.09%	)	$21,190
Year Ended October 31, 2002	—	—	$9.61	(10.94%	)	$20,290
Year Ended October 31, 2003	—	—	$13.68	42.35%		$21,198
Year Ended October 31, 2004	(0.17)	(0.17)	$15.59	15.33%		$23,023
Six Months Ended April 30, 2005 (Unaudited)	(1.93)	(1.93)	$15.01	7.99%	(g)	$23,363
Class B Shares
Year Ended October 31, 2000	(0.10)	(0.10)	$13.02	17.56%		$748
Year Ended October 31, 2001	(1.08)	(1.08)	$10.61	(10.84%	)	$854
Year Ended October 31, 2002	—	—	$9.39	(11.50%	)	$950
Year Ended October 31, 2003	—	—	$13.29	41.53%		$1,368
Year Ended October 31, 2004	(0.17)	(0.17)	$15.04	14.57%		$1,496
Six Months Ended April 30, 2005 (Unaudited)	(1.93)	(1.93)	$14.37	7.65%	(g)	$1,549
Class C Shares
Period Ended October 31, 2001 (d)	—	—	$10.63	(6.18%	) (g)	$20
Year Ended October 31, 2002	—	—	$9.41	(11.48%	)	$28
Year Ended October 31, 2003	—	—	$13.31	41.45%		$89
Year Ended October 31, 2004	(0.17)	(0.17)	$15.07	14.62%		$180
Six Months Ended April 30, 2005 (Unaudited)	(1.93)	(1.93)	$14.40	7.64%	(g)	$569
Class R Shares
Period Ended October 31, 2004 (e)	—	—	$15.10	7.63%	(g)	$1
Six Months Ended April 30, 2005 (Unaudited)	(1.93)	(1.93)	$14.48	7.98%	(g)	$124
Institutional Service Class Shares
Year Ended October 31, 2000	(0.10)	(0.10)	$13.15	18.44%		$4,192
Year Ended October 31, 2001	(1.08)	(1.08)	$10.84	(9.90%	)	$4,485
Year Ended October 31, 2002	—	—	$9.67	(10.79%	)	$5,856
Year Ended October 31, 2003	—	—	$13.79	42.61%		$18,584
Year Ended October 31, 2004 (i)	(0.17)	(0.17)	$15.72	15.43%		$7
Six Months Ended April 30, 2005 (Unaudited) (i)	(1.93)	(1.93)	$15.18	8.12%	(g)	$0
Institutional Class Shares
Period Ended October 31, 2004 (f)	—	—	$15.75	0.70%	(g)	$120
Six Months Ended April 30, 2005 (Unaudited)	(1.93)	(1.93)	$15.21	8.18%	(g)	$417

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
							Ratio of Net
			Ratio of Net		Ratio of		Investment
			Investment		Expenses		Income (Loss)
	Ratio of		Income		(Prior to		(Prior to
	Expenses		(Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		to Average		Portfolio
	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	1.35%		(0.16%	)	2.10%		(0.91%	)	139.27%
Year Ended October 31, 2001	1.35%		(0.17%	)	2.00%		(0.82%	)	119.03%
Year Ended October 31, 2002	1.51%		(0.24%	)	1.72%		(0.45%	)	111.00%
Year Ended October 31, 2003	1.59%		(0.37%	)	1.70%		(0.48%	)	100.05%
Year Ended October 31, 2004	1.59%		(0.55%	)	(j)		(j)		341.57%
Six Months Ended April 30, 2005 (Unaudited)	1.63%	(h)	(0.29%	) (h)	1.72%	(h)	(0.38%	) (h)	164.08%
Class B Shares
Year Ended October 31, 2000	2.10%		(0.90%	)	3.82%		(2.62%	)	139.27%
Year Ended October 31, 2001	2.10%		(0.93%	)	3.74%		(2.57%	)	119.03%
Year Ended October 31, 2002	2.17%		(0.89%	)	2.41%		(1.13%	)	111.00%
Year Ended October 31, 2003	2.20%		(1.00%	)	2.30%		(1.10%	)	100.05%
Year Ended October 31, 2004	2.20%		(1.16%	)	(j)		(j)		341.57%
Six Months Ended April 30, 2005 (Unaudited)	2.25%	(h)	(0.91%	) (h)	2.34%	(h)	(1.00%	) (h)	164.08%
Class C Shares
Period Ended October 31, 2001 (d)	2.10%	(h)	(1.26%	) (h)	5.62%	(h)	(4.78%	) (h)	119.03%
Year Ended October 31, 2002	2.17%		(0.90%	)	2.47%		(1.20%	)	111.00%
Year Ended October 31, 2003	2.20%		(1.04%	)	2.31%		(1.15%	)	100.05%
Year Ended October 31, 2004	2.20%		(1.16%	)	(j)		(j)		341.57%
Six Months Ended April 30, 2005 (Unaudited)	2.28%	(h)	(0.88%	) (h)	2.35%	(h)	(0.96%	) (h)	164.08%
Class R Shares
Period Ended October 31, 2004 (e)	1.73%	(h)	(0.63%	) (h)	(h)(j)		(h)(j)		341.57%
Six Months Ended April 30, 2005 (Unaudited)	1.77%	(h)	(0.30%	) (h)	1.81%	(h)	(0.24%	) (h)	164.08%
Institutional Service Class Shares
Year Ended October 31, 2000	1.20%		(0.01%	)	1.92%		(0.73%	)	139.27%
Year Ended October 31, 2001	1.20%		(0.04%	)	1.79%		(0.63%	)	119.03%
Year Ended October 31, 2002	1.38%		(0.11%	)	1.57%		(0.30%	)	111.00%
Year Ended October 31, 2003	1.45%		(0.35%	)	1.54%		(0.44%	)	100.05%
Year Ended October 31, 2004 (i)	1.45%		(0.39%	)	(j)		(j)		341.57%
Six Months Ended April 30, 2005 (Unaudited) (i)	1.45%	(h)	(0.10%	) (h)	1.54%		(0.19%	) (h)	164.08%
Institutional Class Shares
Period Ended October 31, 2004 (f)	1.20%	(h)	(0.22%	) (h)	(h)(j)		(h)(j)		341.57%
Six Months Ended April 30, 2005 (Unaudited)	1.28%	(h)	0.11%	(h)	1.36%	(h)	0.03%	(h)	164.08%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(g)	Not annualized.
(h)	Annualized.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	There were no fee reductions during the period.
(k)	The amount is less than $0.005.

See notes to financial statements.

48 Semiannual Report 2005

Core Series

Gartmore Investor Destinations Aggressive Fund

For the semiannual reporting period ended April 30, 2005, the Gartmore Investor Destinations Aggressive Fund returned 4.59% (Class A at NAV) versus 3.18% for its benchmark, which consists of 95% S&P 500® Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds was 5.03%.

The market experienced gains in November and December of 2004 as a result of lower oil prices, the unwinding of the U.S. presidential election uncertainty, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce is being attributed to the most pro-business, pro-market legislative agenda since the Reagan era, as well as an approximately 23% decrease in the price of oil from its October high of $55.67 per barrel.

The first quarter of 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. A market rally during the last week of the month, propped by the completion of elections in Iraq and the announcement of several large mergers such as Procter & Gamble Co.’s proposed acquisition of The Gillette Co., was not enough to bring performance into positive territory. In addition, the gross domestic product growth rate for the fourth quarter was released during January, and it came in weaker than expected at 3.10%, primarily as a result of the foreign trade deficit.

The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in growth, and oil prices continued to climb. Good signs for the markets came in the form of accelerated corporate hiring plans, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the markets resumed the downward slide experienced in January due to a combination of the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade at prices above $50. Year-to-date earnings revisions have been negative, and the percentage of industries with rising earnings has continued to deteriorate.

The chart below illustrates how each of the Fund’s underlying funds contributed to or detracted from overall performance. To learn more about performance, please refer to the corresponding Gartmore Funds shareholder report for the respective funds.

	6 Month	Target
Underlying Fund	Return	Allocation

Gartmore S&P 500 Index Fund	3.21%	40%

Gartmore International Index Fund	8.85%	30%

Gartmore Mid Cap Market Index Fund	5.49%	15%

Gartmore Small Cap Index Fund	-0.16%	10%

Gartmore Bond Index Fund	0.90%	5%

Gartmore Investor Destinations Aggressive Fund	4.59%	100%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NDAAX

Class B: NDABX
Class C: NDACX
Class R: GAFRX
Institutional Class: GAIDX
Service Class: NDASX

2005 Semiannual Report 49

Core Series

Gartmore Investor Destinations Aggressive Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charge [2]	4.59%	8.61%	-0.55%	-1.16%
	with sales charge[3]	-1.47%	2.35%	-1.72%	-2.30%

Class B	without sales charge [2]	4.28%	7.87%	-1.22%	-1.83%
	with sales charge[4]	-0.72%	2.87%	-1.61%	-2.02%

Class C5	without sales charge [2]	4.18%	7.87%	-1.24%	-1.85%
	with sales charge[6]	3.18%	6.87%	-1.24%	-1.85%

Class R [7,8]		4.55%	8.63%	-1.04%	-1.66%

Institutional Class[7,9]		4.84%	8.79%	-0.53%	-1.14%

Service Class[7]		4.51%	8.45%	-0.60%	-1.20%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of the Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that the Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Aggressive Composite (old) Index (f), the Aggressive Composite (new) Index (g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Aggressive Composite (old) Index is a combination of S&P 500 (40%), MSCI EAFE (30%), S&P MidCap 400 Index (15%), Russell 2000 (10%), and LB Aggregate Bond (5%).

(g)	The Aggressive Composite (new) Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50 Semiannual Report 2005

Gartmore Investor Destinations Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid		Annualized
Investor Destinations Aggressive Fund		11/1/04	4/30/05	During Period*		Expense Ratio*

Class A	Actual	$1,000.00	$1,045.90	$2.38		0.47%
	Hypothetical [1]	$1,000.00	$1,022.67	$2.36		0.47%

Class B	Actual	$1,000.00	$1,042.80	$6.03		1.19%
	Hypothetical [1]	$1,000.00	$1,019.10	$5.97		1.19%

Class C	Actual	$1,000.00	$1,041.80	$6.02		1.19%
	Hypothetical [1]	$1,000.00	$1,019.10	$5.97		1.19%

Class R	Actual	$1,000.00	$1,045.50	$2.99		0.59%
	Hypothetical [1]	$1,000.00	$1,022.07	$2.96		0.59%

Service Class	Actual	$1,000.00	$1,045.10	$2.99		0.59%
	Hypothetical [1]	$1,000.00	$1,022.07	$2.96		0.59%

Institutional Class (a)	Actual	$1,000.00	$962.90	$0.63	(b)	0.19%
	Hypothetical [1]	$1,000.00	$1,015.86	$0.65	(b)	0.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 123/365 (to reflect the period).

2005 Semiannual Report 51

Gartmore Investor Destinations Aggressive Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	100.0%

100.0%

Asset Allocation Detail

Equity Funds	94.8%
Fixed Income Funds	5.2%

100.0%

Top Holdings

Gartmore S&P 500 Index Fund, Institutional Class	40.1%
Gartmore International Index Fund, Institutional Class	30.2%
Gartmore Mid Cap Market Index Fund, Institutional Class	14.8%
Gartmore Small Cap Index Fund, Institutional Class	9.7%
Gartmore Bond Index Fund, Institutional Class	5.2%

100.0%

52 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Investor Destinations Aggressive Fund

Mutual Funds (100.0%)

	Shares or
	Principal Amount	Value

Equity Funds (94.8%)
Gartmore International Index Fund, Institutional Class (b)	17,498,059	$141,909,261
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	5,213,556	69,653,113
Gartmore S&P 500 Index Fund, Institutional Class (b)	18,912,670	188,748,447
Gartmore Small Cap Index Fund, Institutional Class (b)	4,223,521	45,445,081

		445,755,902

Fixed Income Funds (5.2%)
Gartmore Bond Index Fund, Institutional Class (b)	2,224,272	24,466,993

Total Mutual Funds		470,222,895

Total Investments (Cost $427,623,852) (a) — 100.0%		470,222,895
Other assets in excess of liabilities — 0.0%		42,234

NET ASSETS — 100.0%		$470,265,129

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

See notes to financial statements.

2005 Semiannual Report 53

Core Series

Gartmore Investor Destinations Moderately Aggressive Fund

For the semiannual reporting period ended April 30, 2005, the Gartmore Investor Destinations Moderately Aggressive Fund returned 4.17% (Class A at NAV) versus 2.88% for its benchmark, which consists of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Flexible Portfolio Funds was 5.11%.

The market experienced gains in November and December of 2004 as a result of lower oil prices, the unwinding of the U.S. presidential election uncertainty, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce is being attributed to the most pro-business, pro-market legislative agenda since the Reagan era, as well as an approximately 23% decrease in the price of oil from its October high of $55.67 per barrel.

The first quarter of 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. A market rally during the last week of the month, propped by the completion of elections in Iraq and the announcement of several large mergers such as Procter & Gamble Co.’s proposed acquisition of The Gillette Co., was not enough to bring performance into positive territory. In addition, the gross domestic product growth rate for the fourth quarter was released during January, and it came in weaker than expected at 3.10%, primarily as a result of the foreign trade deficit.

The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in growth, and oil prices continued to climb. Good signs for the markets came in the form of accelerated corporate hiring plans, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the markets resumed the downward slide experienced in January due to a combination of the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade at prices above $50. Year-to-date earnings revisions have been negative, and the percentage of industries with rising earnings has continued to deteriorate.

The chart below illustrates how each of the Fund’s underlying funds contributed to or detracted from overall performance. To learn more about performance, please refer to the corresponding Gartmore Funds shareholder report for the respective funds.

	6 Month	Target
Underlying Fund	Return	Allocation

Gartmore S&P 500 Index Fund	3.21%	35%

Gartmore International Index Fund	8.85%	25%

Gartmore Mid Cap Market Index Fund	5.49%	15%

Gartmore Bond Index Fund	0.90%	15%

Gartmore Small Cap Index Fund	-0.16%	5%

Short-Term Investments	0.11%	5%

Gartmore Investor Destinations Moderately Aggressive Fund	4.17%	100%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NDMAX

Class B: NDMBX
Class C: NDMCX
Class R: GMARX
Institutional Class: GMIAX
Service Class: NDMSX

54 Semiannual Report 2005

Gartmore Investor Destinations Moderately Aggressive Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charge[2]	4.17%	8.00%	0.64%	0.11%
	with sales charge[3]	-1.87%	1.78%	-0.54%	-1.05%

Class B	without sales charge[2]	3.87%	7.41%	-0.09%	-0.61%
	with sales charge[4]	-1.13%	2.41%	-0.48%	-0.80%

Class C5	without sales charge[2]	3.87%	7.41%	-0.04%	-0.56%
	with sales charge[6]	2.87%	6.41%	-0.04%	-0.56%

Class R [7,8]		4.17%	7.96%	0.07%	-0.44%

Institutional Class[7,9]		4.43%	8.22%	0.63%	0.10%

Service Class[7]		4.23%	8.01%	0.59%	0.06%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of the Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that the Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderately Aggressive Composite (old) Index (g), the Moderately Aggressive Composite (new) Index(h), and the Consumer Price Index (CPI)(i) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderately Aggressive Composite (old) is a combination of S&P 500 (35%), MSCI EAFE (25%), S&P MidCap 400 Index (15%), LB Aggregate Bond (15%), Russell 2000 (5%), and Citigroup 3-Month T Bill Index (5%).

(h)	The Moderately Aggressive Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite (new) is a combination of the S&P 500 (80%), the LB Aggregate Bond (15%) and the Citigroup 3-Month T Bill Index (5%).

(i)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 55

Gartmore Investor Destinations Moderately Aggressive Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
Investor Destinations			Account Value,	Account Value,	Expenses Paid		Annualized
Moderately Aggressive Fund			11/1/04	4/30/2005	During Period*		Expense Ratio*

Class A	Actual		$1,000.00	$1,041.70	$2.38		0.47%
	Hypothetical	[1]	$1,000.00	$1,022.67	$2.36		0.47%

Class B	Actual		$1,000.00	$1,038.70	$5.96		1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92		1.18%

Class C	Actual		$1,000.00	$1,038.70	$5.96		1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92		1.18%

Class R	Actual		$1,000.00	$1,041.70	$2.99		0.59%
	Hypothetical	[1]	$1,000.00	$1,022.07	$2.96		0.59%

Service Class	Actual		$1,000.00	$1,042.30	$2.94		0.58%
	Hypothetical	[1]	$1,000.00	$1,022.12	$2.91		0.58%

Institutional Class (a)	Actual		$1,000.00	$972.40	$0.63	(b)	0.19%
	Hypothetical	[1]	$1,000.00	$1,015.86	$0.65	(b)	0.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 123/365 (to reflect the period).

56 Semiannual Report 2005

Gartmore Investor Destinations Moderately Aggressive Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	97.4%
Fixed Contract	2.5%
Other assets in excess of liabilities	0.1%

100.0%

Asset Allocation Detail

Equity Funds	79.4%
Fixed Income Funds	18.0%
Fixed Contract	2.5%
Other	0.1%

100.0%

Top Holdings

Gartmore S&P 500 Index Fund, Institutional Class	34.9%
Gartmore International Index Fund, Institutional Class	25.0%
Gartmore Bond Index Fund, Institutional Class	15.5%
Gartmore Mid Cap Market Index Fund, Institutional Class	14.7%
Gartmore Small Cap Index Fund, Institutional Class	4.8%
Gartmore Morley Enhanced Income Fund, Institutional Class	2.5%
Nationwide Fixed Contract, 3.50%	2.5%
Other Holdings	0.1%

100.0%

2005 Semiannual Report 57

Core Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.4%)

	Shares or
	Principal Amount	Value

Equity Funds (79.4%)
Gartmore International Index Fund, Institutional Class (b)	24,761,805	$200,818,236
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	8,854,013	118,289,615
Gartmore S&P 500 Index Fund, Institutional Class (b)	28,103,539	280,473,321
Gartmore Small Cap Index Fund, Institutional Class (b)	3,586,493	38,590,663

		638,171,835

Fixed Income Funds (18.0%)
Gartmore Bond Index Fund, Institutional Class (b)	11,330,273	124,633,003
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	2,247,066	20,493,246

		145,126,249

Total Mutual Funds		783,298,084

Fixed Contracts (2.5%)

	Principal Amount	Value

Nationwide Fixed Contract, 3.50% (b)(c)	$20,481,968	$20,481,968

Total Fixed Contract		20,481,968

Total Investments (Cost $747,657,460) (a) — 99.9%		803,780,052
Other assets in excess of liabilities — 0.1%		784,976

NET ASSETS — 100.0%		$804,565,028

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees in accordance with rule 144A under the Securities Act of 1933, as amended.

See notes to financial statements.

58 Semiannual Report 2005

Core Series

Gartmore Investor Destinations Moderate Fund

For the semiannual period ended April 30, 2005, the Gartmore Investor Destinations Moderate Fund returned 3.19% (Class A at NAV) versus 2.47% for its benchmark, which consists of 60% S&P 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Balanced Funds was 2.54%.

The market experienced gains in November and December of 2004 as a result of lower oil prices, the unwinding of the U.S. presidential election uncertainty, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce is being attributed to the most pro-business, pro-market legislative agenda since the Reagan era, as well as an approximately 23% decrease in the price of oil from its October high of $55.67 per barrel.

The first quarter of 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. A market rally during the last week of the month, propped by the completion of elections in Iraq and the announcement of several larger mergers such as Procter & Gamble Co.’s proposed acquisition of The Gillette Co., was not enough to bring performance into positive territory. In addition, the gross domestic product growth rate for the fourth quarter was released during January, and it came in weaker than expected at 3.10%, primarily as a result of the foreign trade deficit.

The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in growth, and oil prices continued to climb. Good signs for the markets came in the form of accelerated corporate hiring plans, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the markets resumed the downward slide experienced in January due to a combination of the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 a barrel, continued to trade at prices above $50. Year-to-date earnings revisions have been negative, and the percentage of industries with rising earnings has continued to deteriorate.

The chart below illustrates how each of the Fund’s underlying funds contributed to or detracted from overall performance. To learn more about performance, please refer to the corresponding Gartmore Funds shareholder report for the respective funds.

	6 Month	Target
Underlying Fund	Return	Allocation

Gartmore S&P 500 Index Fund	3.21%	30%

Gartmore Bond Index Fund	0.90%	25%

Short-Term Investments	0.33%	15%

Gartmore International Index Fund	8.85%	15%

Gartmore Mid Cap Market Index Fund	5.49%	10%

Gartmore Small Cap Index Fund	-0.16%	5%

Gartmore Investor Destinations Moderate Fund	3.19%	100%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NADMX

Class B: NBDMX
Class C: NCDMX
Class R: GMDRX
Institutional Class: GMDIX
Service Class: NSDMX

2005 Semiannual Report 59

Core Series

Gartmore Investor Destinations Moderate Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charge [2]	3.19%	6.56%	1.85%	1.44%
	with sales charge[3]	-2.78%	0.45%	0.65%	0.26%

Class B	without sales charge [2]	2.76%	5.92%	1.13%	0.73%
	with sales charge[4]	-2.24%	0.92%	0.75%	0.55%

Class C5	without sales charge [2]	2.77%	5.93%	1.11%	0.71%
	with sales charge[6]	1.77%	4.93%	1.11%	0.71%

Class R [7,8]		3.04%	6.44%	1.28%	0.87%

Institutional Class[7,9]		3.34%	6.77%	1.84%	1.44%

Service Class[7]		3.03%	6.45%	1.78%	1.38%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of the Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that the Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International—Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderate Composite (old) Index (g), the Moderate Composite (new) Index(h), and the Consumer Price Index (CPI)(i) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderate Composite (old) is a combination of S&P 500 (30%), MSCI EAFE (15%), S&P MidCap 400 Index (10%), LB Aggregate Bond (25%), Russell 2000 (5%), and Citigroup 3-Month T Bill Index (15%).

(h)	The Moderate Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite (new) is a combination of S&P 500 (60%), LB Aggregate Bond (25%) and Citigroup 3-Month T Bill Index (15%).

(i)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60 Semiannual Report 2005

Gartmore Investor Destinations Moderate Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid		Annualized
Investor Destinations Moderate Fund			11/1/04	4/30/05	During Period*		Expense Ratio*

Class A	Actual		$1,000.00	$1,031.90	$2.37		0.47%
	Hypothetical	[1]	$1,000.00	$1,022.67	$2.36		0.47%

Class B	Actual		$1,000.00	$1,027.60	$5.98		1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97		1.19%

Class C	Actual		$1,000.00	$1,027.70	$5.98		1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97		1.19%

Class R	Actual		$1,000.00	$1,030.40	$2.92		0.58%
	Hypothetical	[1]	$1,000.00	$1,022.12	$2.91		0.58%

Service Class	Actual		$1,000.00	$1,030.30	$2.97		0.59%
	Hypothetical	[1]	$1,000.00	$1,022.07	$2.96		0.59%

Institutional Class (a)	Actual		$1,000.00	$980.30	$0.63	(b)	0.19%
	Hypothetical	[1]	$1,000.00	$1,015.86	$0.65	(b)	0.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 123/365 (to reflect the period).

2005 Semiannual Report 61

Gartmore Investor Destinations Moderate Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	92.3%
Fixed Contract	7.6%
Other assets in excess of liabilities	0.1%

100.0%

Asset Allocation Detail

Equity Funds	59.1%
Fixed Income Funds	33.2%
Fixed Contract	7.6%
Other	0.1%

100.0%

Top Holdings

Gartmore S&P 500 Index Fund, Institutional Class	29.7%
Gartmore Bond Index Fund, Institutional Class	25.6%
Gartmore International Index Fund, Institutional Class	14.9%
Gartmore Mid Cap Market Index Fund, Institutional Class	9.7%
Gartmore Morley Enhanced Income Fund, Institutional Class	7.6%
Nationwide Fixed Contract, 3.50%	7.6%
Gartmore Small Cap Index Fund, Institutional Class	4.8%
Other	0.1%

100.0%

62 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Investor Destinations Moderate Fund

Mutual Funds (92.3%)

	Shares or
	Principal Amount	Value

Equity Funds (59.1%)
Gartmore International Index Fund, Institutional Class (b)	14,854,472	$120,469,764
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	5,901,263	78,840,869
Gartmore S&P 500 Index Fund, Institutional Class (b)	24,083,694	240,355,271
Gartmore Small Cap Index Fund, Institutional Class (b)	3,585,558	38,580,602

		478,246,506

Fixed Income Funds (33.2%)
Gartmore Bond Index Fund, Institutional Class (b)	18,881,755	207,699,310
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	6,740,207	61,470,690

		269,170,000

Total Mutual Funds		747,416,506

Fixed Contracts (7.6%)

	Principal Amount	Value

Nationwide Fixed Contract, 3.50% (b)(c)	$61,435,521	$61,435,521

Total Fixed Contract		61,435,521

Total Investments (Cost $765,293,733) (a) — 99.9%		808,852,027
Other assets in excess of liabilities — 0.1%		1,125,139

NET ASSETS — 100.0%		$809,977,166

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees in accordance with rule 144A under the Securities Act of 1933, as amended.

See notes to financial statements.

2005 Semiannual Report 63

Core Series

Gartmore Investor Destinations Moderately Conservative Fund

For the semiannual reporting period ended April 30, 2005, the Gartmore Investor Destinations Moderately Conservative Fund returned 2.55% (Class A at NAV) versus 2.02% for its benchmark, which consists of 35% Lehman Brothers U.S. Aggregate Index, 25% Citigroup 3-Month T-Bill Index and 40% S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 2.25%.

The market experienced gains in November and December of 2004 as a result of lower oil prices, the unwinding of the U.S. presidential election uncertainty, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce is being attributed to the most pro-business, pro-market legislative agenda since the Reagan era, as well as an approximately 23% decrease in the price of oil from its October high of $55.67 per barrel.

The first quarter of 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. A market rally during the last week of the month, propped by the completion of elections in Iraq and the announcement of several large mergers such as Procter & Gamble Co.’s proposed acquisition of The Gillette Co., was not enough to bring performance into positive territory. In addition, the gross domestic product growth rate for the fourth quarter was released during January, and it came in weaker than expected at 3.10%, primarily as a result of the foreign trade deficit.

The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in growth, and oil prices continued to climb. Good signs for the markets came in the form of accelerated corporate hiring plans, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the markets resumed the downward slide experienced in January due to a combination of the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade at prices above $50. Year-to-date earnings revisions have been negative, and the percentage of industries with rising earnings has continued to deteriorate.

The chart below illustrates how each of the Fund’s underlying funds contributed to or detracted from overall performance. To learn more about performance, please refer to the corresponding Gartmore Funds shareholder report for the respective funds.

	6 Month	Target
Underlying Fund	Return	Allocation

Gartmore Bond Index Fund	0.90%	35%

Short-Term Investments	0.54%	25%

Gartmore S&P 500 Index Fund	3.21%	20%

Gartmore International Index Fund	8.85%	10%

Gartmore Mid Cap Market Index Fund	5.49%	10%

Gartmore Investor Destinations Moderately Conservative Fund	2.55%	100%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including substantial stock investments for long-term growth.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NADCX

Class B: NBDCX
Class C: NCDCX
Class R: GMMRX
Institutional Class: GMIMX
Service Class: NSDCX

64 Semiannual Report 2005

Gartmore Investor Destinations Moderately Conservative Fund
Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charge[2]	2.55%	5.68%	2.84%	2.55%
	with sales charge[3]	-3.32%	-0.39%	1.63%	1.36%

Class B	without sales charge[2]	2.22%	4.99%	2.18%	1.90%
	with sales charge[4]	-2.78%	-0.01%	1.81%	1.72%

Class C5	without sales charge[2]	2.24%	5.03%	2.18%	1.90%
	with sales charge[6]	1.24%	4.03%	2.18%	1.90%

Class R7,8		2.54%	5.62%	2.37%	2.09%

Institutional Class[7,9]		2.70%	5.78%	2.87%	2.58%

Service Class[7]		2.51%	5.57%	2.83%	2.54%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of the Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that the Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Moderately Conservative Composite (old) Index (f), the Moderately Conservative Composite (new) Index(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(f)	The Moderately Conservative Composite (old) is a combination of LB Aggregate Bond (35%), Citigroup 3-Month T Bill Index (25%), S&P 500 (20%), MSCI EAFE (10%), and S&P MidCap 400 Index (10%).

(g)	The Moderately Conservative Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite (new) is a combination of LB Aggregate Bond (35%), S&P 500 (40%), and Citigroup 3-Month T Bill Index (25%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 65

Gartmore Investor Destinations Moderately Conservative Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending	Expenses Paid		Annualized
Investor Destinations Moderately			Account Value,	Account Value,	During Period*		Expense Ratio*
Conservative Fund			11/1/04	4/30/05

Class A	Actual		$1,000.00	$1,025.50	$2.61		0.52%
	Hypothetical	[1]	$1,000.00	$1,022.42	$2.61		0.52%

Class B	Actual		$1,000.00	$1,022.20	$6.07		1.21%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.08		1.21%

Class C	Actual		$1,000.00	$1,022.40	$6.07		1.21%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.08		1.21%

Class R	Actual		$1,000.00	$1,025.40	$3.41		0.68%
	Hypothetical	[1]	$1,000.00	$1,021.63	$3.41		0.68%

Service Class	Actual		$1,000.00	$1,025.10	$3.06		0.61%
	Hypothetical	[1]	$1,000.00	$1,021.98	$3.06		0.61%

Institutional Class (a)	Actual		$1,000.00	$992.30	$0.70	(b)	0.21%
	Hypothetical	[1]	$1,000.00	$1,015.76	$0.71	(b)	0.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 123/365 (to reflect the period).

66 Semiannual Report 2005

Gartmore Investor Destinations Moderately Conservative Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	87.3%
Fixed Contract	12.5%
Other assets in excess of liabilities	0.2%

100.0%

Asset Allocation Detail

Fixed Income Funds	48.2%
Equity Funds	39.1%
Fixed Contract	12.5%
Other	0.2%

100.0%

Top Holdings

Gartmore Bond Index Fund, Institutional Class	35.6%
Gartmore S&P 500 Index Fund, Institutional Class	19.6%
Gartmore Morley Enhanced Income Fund, Institutional Class	12.6%
Nationwide Fixed Contract, 3.50%	12.5%
Gartmore International Index Fund, Institutional Class	9.8%
Gartmore Mid Cap Market Index Fund, Institutional Class	9.7%
Other	0.2%

100.0%

2005 Semiannual Report 67

Core Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Investor Destinations Moderately Conservative Fund

Mutual Funds (87.3%)

	Shares or
	Principal Amount	Value

Equity Funds (39.1%)
Gartmore International Index Fund, Institutional Class (b)	2,717,644	$22,040,096
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	1,619,491	21,636,395
Gartmore S&P 500 Index Fund, Institutional Class (b)	4,406,002	43,971,896

		87,648,387

Fixed Income Funds (48.2%)
Gartmore Bond Index Fund, Institutional Class (b)	7,254,240	79,796,643
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	3,082,827	28,115,386

		107,912,029

Total Mutual Funds		195,560,416

Fixed Contracts (12.5%)

	Principal Amount	Value

Nationwide Fixed Contract, 3.50% (b)(c)	$28,099,405	$28,099,405

Total Fixed Contract		28,099,405

Total Investments (Cost $214,858,473) (a) — 99.8%		223,659,821
Other assets in excess of liabilities — 0.2%		343,973

NET ASSETS — 100.0%		$224,003,794

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(d)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees in accordance with rule 144A under the Securities Act of 1933, as amended.

See notes to financial statements.

68 Semiannual Report 2005

Core Series

Gartmore Investor Destinations Conservative Fund

For the semiannual reporting period ended April 30, 2005, the Gartmore Investor Destinations Conservative Fund returned 1.78% (Class A at NAV) versus 1.55% for its benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 2.25%.

The market experienced gains in November and December of 2004 as a result of lower oil prices, the unwinding of the U.S. presidential election uncertainty, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce is being attributed to the most pro-business, pro-market legislative agenda since the Reagan era, as well as an approximately 23% decrease in the price of oil from its October high of $55.67 per barrel.

The first quarter of 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. A market rally during the last week of the month, propped by the completion of elections in Iraq and the announcement of several large mergers such as Procter & Gamble Co.’s proposed acquisition of The Gillette Co., was not enough to bring performance into positive territory. In addition, the gross domestic product growth rate for the fourth quarter was released during January, and it came in weaker than expected at 3.10%, primarily as a result of the foreign trade deficit.

The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in growth, and oil prices continued to climb. Good signs for the markets came in the form of accelerated corporate hiring plans, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the markets resumed the downward slide experienced in January due to a combination of the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade at prices above $50. Year-to-date earnings revisions have been negative, and the percentage of industries with rising earnings has continued to deteriorate.

The chart below illustrates how each of the Fund’s underlying funds contributed to or detracted from overall performance. To learn more about performance, please refer to the corresponding Gartmore Funds shareholder report for the respective funds.

	6 Month	Target
Underlying Fund	Return	Allocation

Short-Term Investments	0.98%	45%

Gartmore Bond Index Fund	0.90%	35%

Gartmore S&P 500 Index Fund	3.21%	10%

Gartmore International Index Fund	8.85%	5%

Gartmore Mid Cap Market Index Fund	5.49%	5%

Gartmore Investor Destinations Conservative Fund	1.78%	100%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including some stock investments for long-term growth.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NDCAX

Class B: NDCBX
Class C: NDCCX
Class R: GCFRX
Institutional Class: GIMCX
Service Class: NDCSX

2005 Semiannual Report 69

Core Series

Gartmore Investor Destinations Conservative Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five
		month*	year	year	Inception[1]

Class A	without sales charge[2]	1.78%	4.36%	3.54%	3.35%
	with sales charge[3]	-4.09%	-1.65%	2.31%	2.16%

Class B	without sales charge[2]	1.44%	3.57%	2.83%	2.64%
	with sales charge[4]	-3.56%	-1.43%	2.47%	2.46%

Class C5	without sales charge[2]	1.36%	3.58%	2.81%	2.62%
	with sales charge[6]	0.36%	2.58%	2.81%	2.62%

Class R [7,8]		1.75%	4.34%	3.03%	2.84%

Institutional Class[7,9]		1.93%	4.44%	3.55%	3.36%

Service Class[7]		1.64%	4.14%	3.49%	3.30%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of the Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that the Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International—Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Conservative Composite (old) Index (f), the Conservative Composite (new) Index(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(f)	The Conservative Composite (old) is a combination of LB Aggregate Bond (35%), Citigroup 3-Month T Bill Index (45%), S&P 500 (10%), MSCI EAFE (5%), and S&P MidCap 400 Index (5%).

(g)	The Conservative Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite (new) is a combination of LB Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T Bill Index (45%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

70 Semiannual Report 2005

Gartmore Investor Destinations Conservative Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
Investor Destinations			Account Value,	Account Value,	Expenses Paid		Annualized
Conservative Fund			11/1/04	4/30/05	During Period*		Expense Ratio*

Class A	Actual		$1,000.00	$1,017.80	$2.60		0.52%
	Hypothetical	[1]	$1,000.00	$1,022.42	$2.61		0.52%

Class B	Actual		$1,000.00	$1,014.40	$6.09		1.22%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.13		1.22%

Class C	Actual		$1,000.00	$1,013.60	$6.09		1.22%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.13		1.22%

Class R	Actual		$1,000.00	$1,017.50	$3.55		0.71%
	Hypothetical	[1]	$1,000.00	$1,021.48	$3.56		0.71%

Service Class	Actual		$1,000.00	$1,016.40	$3.05		0.61%
	Hypothetical	[1]	$1,000.00	$1,021.98	$3.06		0.61%

Institutional Class (a)	Actual		$1,000.00	$1,001.80	$0.71	(b)	0.21%
	Hypothetical	[1]	$1,000.00	$1,015.76	$0.71	(b)	0.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 123/365 (to reflect the period).

2005 Semiannual Report 71

Gartmore Investor Destinations Conservative Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	77.4%
Fixed Contract	22.5%
Other assets in excess of liabilities	0.1%

100.0%

Asset Allocation Detail

Fixed Income Funds	57.9%
Fixed Contract	22.5%
Equity Funds	19.5%
Other	0.1%

100.0%

Top Holdings

Gartmore Bond Index Fund, Institutional Class	35.4%
Gartmore Morley Enhanced Income Fund, Institutional Class	22.5%
Nationwide Fixed Contract, 3.50%	22.5%
Gartmore S&P 500 Index Fund, Institutional Class	9.8%
Gartmore International Index Fund, Institutional Class	4.9%
Gartmore Mid Cap Market Index Fund, Institutional Class	4.8%
Other	0.1%

100.0%

72 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Investor Destinations Conservative Fund

Mutual Funds (77.4%)

	Shares or
	Principal Amount	Value

Equity Funds (19.5%)
Gartmore International Index Fund, Institutional Class (b)	923,010	$7,485,612
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	549,864	7,346,186
Gartmore S&P 500 Index Fund, Institutional Class (b)	1,496,158	14,931,661

		29,763,459

Fixed Income Funds (57.9%)
Gartmore Bond Index Fund, Institutional Class (b)	4,928,945	54,218,393
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	3,769,688	34,379,556

		88,597,949

Total Mutual Funds		118,361,408

Fixed Contracts (22.5%)

	Principal Amount	Value

Nationwide Fixed Contract, 3.50% (b)(c)	$34,360,201	$34,360,201

Total Fixed Contract		34,360,201

Total Investments (Cost $150,861,797) (a) — 99.9%		152,721,609
Other assets in excess of liabilities — 0.1%		211,119

NET ASSETS — 100.0%		$152,932,728

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(e)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees in accordance with rule 144A under the Securities Act of 1933, as amended.

See notes to financial statements.

2005 Semiannual Report 73

Core Series

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

	Gartmore Investor	Gartmore Investor	Gartmore	Gartmore Investor
	Destinations	Destinations Moderately	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund

Assets:
Investments in affiliated securities at value (cost $427,623,852; $747,657,460; $765,293,733; $214,858,473 and $150,861,797; respectively)	$470,222,895	$803,780,052	$808,852,027	$223,659,821
Cash	—	—	146	—
Interest and dividends receivable	82,749	471,757	855,766	339,653
Receivable for capital shares issued	338,915	635,509	608,313	117,984
Receivable from adviser	—	—	—	135
Prepaid expenses and other assets	76,875	139,340	151,098	41,699

Total Assets	470,721,434	805,026,658	810,467,350	224,159,292

Liabilities:
Payable for capital shares redeemed	208,589	16,415	48,250	27,011
Accrued expenses and other payables
Investment advisory fees	50,122	85,275	85,754	23,621
Distribution fees	140,539	261,300	260,225	69,810
Administrative servicing fees	44,701	76,963	78,922	27,489
Other	12,354	21,677	17,033	7,567

Total Liabilities	456,305	461,630	490,184	155,498

Net Assets	$470,265,129	$804,565,028	$809,977,166	$224,003,794

Represented by:
Capital	$432,489,394	$744,441,553	$763,164,952	$213,858,529
Accumulated net investment income (loss)	(202,240)	69,306	618,314	317,465
Accumulated net realized gains (losses) on investment transactions	(4,621,068)	3,931,577	2,635,606	1,026,452
Net unrealized appreciation (depreciation) on investments	42,599,043	56,122,592	43,558,294	8,801,348

Net Assets	$470,265,129	$804,565,028	$809,977,166	$224,003,794

Net Assets:
Class A Shares	$33,098,170	$47,579,512	$48,500,393	$14,433,865
Class B Shares	9,682,530	26,269,063	24,299,825	5,517,652
Class C Shares	61,744,848	133,033,702	132,193,042	34,578,167
Class R Shares	207,863	232,604	159,317	2,323
Institutional Class Shares	962	972	980	993
Service Class Shares	365,530,756	597,449,175	604,823,609	169,470,794

Total	$470,265,129	$804,565,028	$809,977,166	$224,003,794

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,721,734	5,084,765	4,964,051	1,444,730
Class B Shares	1,099,269	2,841,377	2,503,703	552,300
Class C Shares	7,024,544	14,387,318	13,660,295	3,472,102
Class R Shares	23,510	25,099	16,389	233
Institutional Class Shares	107	103	100	99
Service Class Shares	41,011,463	63,918,351	62,006,109	16,909,690

Total	52,880,627	86,257,013	83,150,647	22,379,154

Net Asset Value:
Class A Shares	$8.89	$9.36	$9.77	$9.99
Class B Shares (a)	$8.81	$9.25	$9.71	$9.99
Class C Shares (b)	$8.79	$9.25	$9.68	$9.96
Class R Shares	$8.84	$9.27	$9.72	$10.02
Institutional Class Shares	$8.93	$9.36	$9.77	$10.03
Service Class Shares	$8.91	$9.35	$9.75	$10.02
Maximum Offering Price Per Share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$9.43	$9.93	$10.37	$10.60

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
Investor Destinations
Conservative Fund

Assets:
Investments in affiliated securities at value (cost $427,623,852; $747,657,460; $765,293,733; $214,858,473 and $150,861,797; respectively)	$152,721,609
Cash	—
Interest and dividends receivable	271,988
Receivable for capital shares issued	57,579
Receivable from adviser	1,760
Prepaid expenses and other assets	28,598

Total Assets	153,081,534

Liabilities:
Payable for capital shares redeemed	67,039
Accrued expenses and other payables
Investment advisory fees	16,291
Distribution fees	44,550
Administrative servicing fees	15,377
Other	5,549

Total Liabilities	148,806

Net Assets	$152,932,728

Represented by:
Capital	$150,102,260
Accumulated net investment income (loss)	309,343
Accumulated net realized gains (losses) on investment transactions	661,313
Net unrealized appreciation (depreciation) on investments	1,859,812

Net Assets	$152,932,728

Net Assets:
Class A Shares	$7,125,598
Class B Shares	3,837,834
Class C Shares	17,799,161
Class R Shares	2,140
Institutional Class Shares	1,002
Service Class Shares	124,166,993

Total	$152,932,728

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	704,394
Class B Shares	379,961
Class C Shares	1,767,196
Class R Shares	210
Institutional Class Shares	99
Service Class Shares	12,251,753

Total	15,103,613

Net Asset Value:
Class A Shares	$10.12
Class B Shares (a)	$10.10
Class C Shares (b)	$10.07
Class R Shares	$10.14
Institutional Class Shares	$10.15
Service Class Shares	$10.13
Maximum Offering Price Per Share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$10.74

Maximum Sales Charge — Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

74 Semiannual Report 2005

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

	Gartmore	Gartmore Investor	Gartmore	Gartmore Investor
	Investor Destinations	Destinations Moderately	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$6,268,554	$10,532,236	$10,593,312	$2,842,082
Interest income from affiliates	—	303,973	938,033	432,590

Total Income	6,268,554	10,836,209	11,531,345	3,274,672

Expenses:
Investment advisory fees	276,614	468,484	480,542	132,535
Distribution fees Class A	34,812	53,508	52,391	15,629
Distribution fees Class B	43,931	119,419	111,696	25,449
Distribution fees Class C	277,472	593,965	594,175	156,743
Distribution fees Class R	100	256	92	4
Distribution fees Service Class	416,729	668,926	695,212	193,697
Administrative servicing fees Class A	2,846	6,776	6,313	3,996
Administrative servicing fees Service Class	245,558	394,280	409,813	114,180
Registration and filing fees	39,906	45,825	62,004	38,275
Transfer agent fees	19,235	41,701	25,843	9,481
Other	63,356	107,431	90,214	30,284

Total expenses before reimbursed expenses	1,420,559	2,500,571	2,528,295	720,273
Expenses reimbursed	—	—	—	(786)

Total Expenses	1,420,559	2,500,571	2,528,295	719,487

Net Investment Income (Loss)	4,847,995	8,335,638	9,003,050	2,555,185

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	2,712,014	3,339,992	4,233,766	1,907,262
Realized gain distributions from underlying funds	2,420,188	3,218,591	2,433,265	403,027

Net realized gains (losses) on investment transactions	5,132,202	6,558,583	6,667,031	2,310,289
Net change in unrealized appreciation/depreciation on investments	3,764,308	7,453,390	2,615,046	(507,533)

Net realized/unrealized gains (losses) on investment transactions	8,896,510	14,011,973	9,282,077	1,802,756

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,744,505	$22,347,611	$18,285,127	$4,357,941

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
Investor Destinations
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$1,778,671
Interest income from affiliates	536,278

Total Income	2,314,949

Expenses:
Investment advisory fees	91,142
Distribution fees Class A	7,074
Distribution fees Class B	18,501
Distribution fees Class C	79,530
Distribution fees Class R	3
Distribution fees Service Class	143,691
Administrative servicing fees Class A	1,463
Administrative servicing fees Service Class	84,656
Registration and filing fees	37,976
Transfer agent fees	4,740
Other	19,681

Total expenses before reimbursed expenses	488,457
Expenses reimbursed	(5,008)

Total Expenses	483,449

Net Investment Income (Loss)	1,831,500

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	1,153,119
Realized gain distributions from underlying funds	140,641

Net realized gains (losses) on investment transactions	1,293,760
Net change in unrealized appreciation/depreciation on investments	(980,682)

Net realized/unrealized gains (losses) on investment transactions	313,078

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,144,578

See notes to financial statements.

2005 Semiannual Report 75

Core Series

Statements of Changes in Net Assets

	Gartmore Investor Destinations			Gartmore Investor Destinations
	Aggressive Fund			Moderately Aggressive Fund
	Six Months Ended		Year Ended	Six Months Ended		Year Ended
	April 30, 2005		October 31, 2004	April 30, 2005		October 31, 2004

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investments income (loss)	$4,847,995		$2,219,962	$8,335,638		$5,098,027
Net realized gains (losses) on investment transactions	5,132,202		1,034,228	6,558,583		1,530,754
Net change in unrealized appreciation/ depreciation on investments	3,764,308		18,905,762	7,453,390		28,746,017

Change in net assets resulting from operations	13,744,505		22,159,952	22,347,611		35,374,798

Distributions to Class A Shareholders from:
Net investment income	(359,465)		(139,877)	(549,632)		(336,949)
Net realized gain on investments	—		—	(3,210)		—
Distributions to Class B Shareholders from:
Net investment income	(84,723)		(22,875)	(226,740)		(91,228)
Net realized gain on investments	—		—	(1,783)		—
Distributions to Class C Shareholders from:
Net investment income	(534,813)		(128,175)	(1,121,311)		(461,825)
Net realized gain on investments	—		—	(8,792)		—
Distributions to Class R Shareholders from:
Net investment income	(557)		(94)	(1,623)		(124)
Net realized gain on investments	—		—	(10)		—
Distributions to Institutional Class Shareholders from:
Net investment income	(4	) (a)	—	(4	) (a)	—
Distributions to Service Class Shareholders from:
Net investment income	(4,070,673)		(2,076,163)	(6,462,983)		(4,111,940)
Net realized gain on investments	—		—	(39,082)		—

Change in net assets from shareholder distributions	(5,050,235)		(2,367,184)	(8,415,170)		(5,002,066)

Change in net assets from capital transactions	108,228,283		190,827,750	184,159,418		328,725,614

Change in net assets	116,922,553		210,620,518	198,091,859		359,098,346
Net Assets:
Beginning of period	353,342,576		142,722,058	606,473,169		247,374,823

End of period	$470,265,129		$353,342,576	$804,565,028		$606,473,169

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Investor Destinations
	Moderate Fund
	Six Months Ended		Year Ended
	April 30, 2005		October 31, 2004

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investments income (loss)	$9,003,050		$7,453,822
Net realized gains (losses) on investment transactions	6,667,031		2,162,916
Net change in unrealized appreciation/ depreciation on investments	2,615,046		21,880,339

Change in net assets resulting from operations	18,285,127		31,497,077

Distributions to Class A Shareholders from:
Net investment income	(550,016)		(418,888)
Net realized gain on investments	(31,242)		—
Distributions to Class B Shareholders from:
Net investment income	(222,287)		(136,511)
Net realized gain on investments	(17,393)		—
Distributions to Class C Shareholders from:
Net investment income	(1,186,036)		(702,793)
Net realized gain on investments	(91,232)		—
Distributions to Class R Shareholders from:
Net investment income	(561)		(168)
Net realized gain on investments	(35)		—
Distributions to Institutional Class Shareholders from:
Net investment income	(5	) (a)	—
Distributions to Service Class Shareholders from:
Net investment income	(7,006,135)		(5,748,426)
Net realized gain on investments	(422,661)		—

Change in net assets from shareholder distributions	(9,527,603)		(7,006,786)

Change in net assets from capital transactions	157,328,340		333,780,395

Change in net assets	166,085,864		358,270,686
Net Assets:
Beginning of period	643,891,302		285,620,616

End of period	$809,977,166		$643,891,302

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

See notes to financial statements.

76 Semiannual Report 2005

Statements of Changes in Net Assets

	Gartmore Investor Destinations			Gartmore Investor Destinations
	Moderately Conservative Fund			Conservative Fund
	Six Months Ended		Year Ended	Six Months Ended		Year Ended
	April 30, 2005		October 31, 2004	April 30, 2005		October 31, 2004

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,555,185		$2,719,860	$1,831,500		$2,130,178
Net realized gains (losses) on investment transactions	2,310,289		633,817	1,293,760		837,209
Net change in unrealized appreciation/depreciation on investments	(507,533)		4,608,482	(980,682)		1,062,558

Change in net assets resulting from operations	4,357,941		7,962,159	2,144,578		4,029,945

Distributions to Class A Shareholders from:
Net investment income	(163,901)		(168,377)	(73,889)		(72,584)
Net realized gain on investments	(11,948)		—	(25,251)		—
Distributions to Class B Shareholders from:
Net investment income	(51,269)		(47,361)	(38,012)		(39,149)
Net realized gain on investments	(4,988)		—	(19,666)		—
Distributions to Class C Shareholders from:
Net investment income	(319,815)		(263,241)	(165,463)		(147,275)
Net realized gain on investments	(30,548)		—	(80,722)		—
Distributions to Class R Shareholders from:
Net investment income	(28)		(17)	(22)		(19)
Net realized gain on investments	(2)		—	(8)		—
Distributions to Institutional Class Shareholders from:
Net investment income	(6	) (a)	—	(7	)(a)	—
Distributions to Service Class Shareholders from:
Net investment income	(1,992,815)		(2,042,335)	(1,512,820)		(1,696,250)
Net realized gain on investments	(149,433)		—	(586,593)		—

Change in net assets from shareholder distributions	(2,724,753)		(2,521,331)	(2,502,453)		(1,955,277)

Change in net assets from capital transactions	43,477,440		80,796,231	29,900,321		54,831,720

Change in net assets	45,110,628		86,237,059	29,542,446		56,906,388
Net Assets:
Beginning of period	178,893,166		92,656,107	123,390,282		66,483,894

End of period	$224,003,794		$178,893,166	$152,932,728		$123,390,282

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

See notes to financial statements.

2005 Semiannual Report 77

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Aggressive Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.02	(0.65)	(0.63)
Year Ended October 31, 2001	$9.37	0.09	(2.01)	(1.92)
Year Ended October 31, 2002	$7.36	0.07	(1.00)	(0.93)
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90
For Six Months Ended April 30, 2005 (Unaudited)	$8.61	0.11	0.29	0.40
Class B Shares
Period Ended October 31, 2000 (d)(e)	$10.00	(0.02)	(0.65)	(0.67)
Year Ended October 31, 2001	$9.33	0.04	(2.00)	(1.96)
Year Ended October 31, 2002	$7.31	0.02	(0.99)	(0.97)
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84
For Six Months Ended April 30, 2005 (Unaudited)	$8.53	0.08	0.29	0.37
Class C Shares
Period Ended October 31, 2001 (f)	$8.44	(0.03)	(1.05)	(1.08)
Year Ended October 31, 2002	$7.36	—	(1.04)	(1.04)
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84
For Six Months Ended April 30, 2005 (Unaudited)	$8.52	0.08	0.28	0.36
Class R Shares
Period Ended October 31, 2003 (g)	$7.45	—	0.29	0.29
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89
For Six Months Ended April 30, 2005 (Unaudited)	$8.56	0.11	0.28	0.39
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$9.31	0.03	(0.37)	(0.34)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$10.00	(0.01)	(0.62)	(0.63)
Year Ended October 31, 2001	$9.37	0.10	(2.01)	(1.91)
Year Ended October 31, 2002	$7.36	0.07	(0.99)	(0.92)
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90
For Six Months Ended April 30, 2005 (Unaudited)	$8.63	0.11	0.28	0.39

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Investment	Return of	Total	Value, End	Total
	Income	Capital	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	—	$9.37	(6.30%	) (i)
Year Ended October 31, 2001	(0.07)	(0.02)	(0.09)	$7.36	(20.53%	)
Year Ended October 31, 2002	(0.07)	—	(0.07)	$6.36	(12.67%	)
Year Ended October 31, 2003	(0.08)	—	(0.08)	$7.81	24.34%
Year Ended October 31, 2004	(0.10)	—	(0.10)	$8.61	11.55%
For Six Months Ended April 30, 2005 (Unaudited)	(0.12)	—	(0.12)	$8.89	4.59%	(i)
Class B Shares
Period Ended October 31, 2000 (d)(e)	—	—	—	$9.33	(6.70%	) (i)
Year Ended October 31, 2001	(0.05)	(0.01)	(0.06)	$7.31	(21.12%	)
Year Ended October 31, 2002	(0.02)	—	(0.02)	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.05)	—	(0.05)	$7.74	23.42%
Year Ended October 31, 2004	(0.05)	—	(0.05)	$8.53	10.86%
For Six Months Ended April 30, 2005 (Unaudited)	(0.09)	—	(0.09)	$8.81	4.28%	(i)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	—	$7.36	(12.80%	) (i)
Year Ended October 31, 2002	—	—	—	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.06)	—	(0.06)	$7.73	23.41%
Year Ended October 31, 2004	(0.05)	—	(0.05)	$8.52	10.88%
For Six Months Ended April 30, 2005 (Unaudited)	(0.09)	—	(0.09)	$8.79	4.18%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$7.74	3.89%	(i)
Year Ended October 31, 2004	(0.07)	—	(0.07)	$8.56	11.58%
For Six Months Ended April 30, 2005 (Unaudited)	(0.11)	—	(0.11)	$8.84	4.55%	(i)
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	(0.04)	—	(0.04)	$8.93	(3.71%	) (i)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	—	—	—	$9.37	(6.30%	) (i)
Year Ended October 31, 2001	(0.08)	(0.02)	(0.10)	$7.36	(20.55%	)
Year Ended October 31, 2002	(0.07)	—	(0.07)	$6.37	(12.64%	)
Year Ended October 31, 2003	(0.07)	—	(0.07)	$7.82	24.08%
Year Ended October 31, 2004	(0.09)	—	(0.09)	$8.63	11.50%
For Six Months Ended April 30, 2005 (Unaudited)	(0.11)	—	(0.11)	$8.91	4.51%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$9	0.71%	(j)	0.34%	(j)	394.30%	(j)	(393.25%	) (j)	253.64%
Year Ended October 31, 2001	$7	0.71%		1.09%		3.71%		(1.91%	)	190.23%
Year Ended October 31, 2002	$247	0.50%		1.42%		0.50%		1.42%		26.33%
Year Ended October 31, 2003	$3,742	0.52%		1.04%		(k)		(k)		44.11%
Year Ended October 31, 2004	$19,737	0.47%		1.06%		(k)		(k)		2.12%
For Six Months Ended April 30, 2005 (Unaudited)	$33,098	0.47%	(j)	2.45%	(j)	(k)		(k)		2.14%
Class B Shares
Period Ended October 31, 2000 (d)(e)	$9	1.31%	(j)	(0.28%	) (j)	393.40%	(j)	(392.37%	) (j)	253.64%
Year Ended October 31, 2001	$7	1.31%		0.50%		4.47%		(2.66%	)	190.23%
Year Ended October 31, 2002	$48	1.24%		0.04%		1.27%		0.01%		26.33%
Year Ended October 31, 2003	$1,557	1.25%		0.16%		(k)		(k)		44.11%
Year Ended October 31, 2004	$7,414	1.20%		0.35%		(k)		(k)		2.12%
For Six Months Ended April 30, 2005 (Unaudited)	$9,683	1.19%	(j)	1.77%	(j)	(k)		(k)		2.14%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(j)	(0.62%	) (j)	125.82%	(j)	(125.13%	) (j)	190.23%
Year Ended October 31, 2002	$48	1.24%		(0.96%	)	1.48%		(1.20%	)	26.33%
Year Ended October 31, 2003	$7,706	1.26%		0.22%		(k)		(k)		44.11%
Year Ended October 31, 2004	$43,668	1.20%		0.32%		(k)		(k)		2.12%
For Six Months Ended April 30, 2005 (Unaudited)	$61,745	1.19%	(j)	1.74%	(j)	(k)		(k)		2.14%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.82%	(j)	(0.46%	) (j)	0.92%	(j)	(0.56%	) (j)	44.11%
Year Ended October 31, 2004	$38	0.63%		0.93%		(k)		(k)		2.12%
For Six Months Ended April 30, 2005 (Unaudited)	$208	0.59%	(j)	2.11%	(j)	(k)		(k)		2.14%
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$1	0.19%	(j)	(0.09%	) (j)	(k)		(k)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$1,410	0.61%	(j)	(0.11%	) (j)	56.64%	(j)	(56.14%	) (j)	253.64%
Year Ended October 31, 2001	$26,663	0.61%		0.38%		1.62%		(0.63%	)	190.23%
Year Ended October 31, 2002	$54,923	0.61%		0.91%		0.67%		0.85%		26.33%
Year Ended October 31, 2003	$129,717	0.61%		0.98%		0.63%		0.96%		44.11%
Year Ended October 31, 2004	$282,486	0.59%		0.94%		0.60%		0.94%		2.12%
For Six Months Ended April 30, 2005 (Unaudited)	$365,531	0.59%	(j)	2.37%	(j)	(k)		(k)		2.14%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions in this period.

See notes to financial statements.

78 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Aggressive Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.06	(0.47)	(0.41)
Year Ended October 31, 2001	$9.59	0.17	(1.71)	(1.54)
Year Ended October 31, 2002	$7.92	0.10	(0.87)	(0.77)
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87
For Six Months Ended April 30, 2005 (Unaudited)	$9.10	0.12	0.27	0.39
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.03	(0.47)	(0.44)
Year Ended October 31, 2001	$9.56	0.12	(1.71)	(1.59)
Year Ended October 31, 2002	$7.88	0.06	(0.88)	(0.82)
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80
For Six Months Ended April 30, 2005 (Unaudited)	$8.99	0.09	0.27	0.36
Class C Shares
Period Ended October 31, 2001 (f)	$8.83	(0.04)	(0.88)	(0.92)
Year Ended October 31, 2002	$7.91	—	(0.91)	(0.91)
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79
For Six Months Ended April 30, 2005 (Unaudited)	$8.99	0.09	0.27	0.36
Class R Shares
Period Ended October 31, 2003 (g)	$8.01	—	0.25	0.25
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85
For Six Months Ended April 30, 2005 (Unaudited)	$9.01	0.12	0.27	0.39
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$9.67	0.05	(0.32)	(0.27)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$10.00	0.07	(0.47)	(0.40)
Year Ended October 31, 2001	$9.59	0.15	(1.67)	(1.52)
Year Ended October 31, 2002	$7.91	0.11	(0.88)	(0.77)
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85
For Six Months Ended April 30, 2005 (Unaudited)	$9.08	0.12	0.28	0.40

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	—	$9.59	(4.08%	) (i)
Year Ended October 31, 2001	(0.13)	—	(0.13)	$7.92	(16.16%	)
Year Ended October 31, 2002	(0.11)	—	(0.11)	$7.04	(9.78%	)
Year Ended October 31, 2003	(0.11)	—	(0.11)	$8.35	20.42%
Year Ended October 31, 2004	(0.12)	—	(0.12)	$9.10	10.48%
For Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.01)	(0.13)	$9.36	4.17%	(i)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	—	$9.56	(4.40%	) (i)
Year Ended October 31, 2001	(0.09)	—	(0.09)	$7.88	(16.75%	)
Year Ended October 31, 2002	(0.07)	—	(0.07)	$6.99	(10.46%	)
Year Ended October 31, 2003	(0.08)	—	(0.08)	$8.26	19.43%
Year Ended October 31, 2004	(0.07)	—	0.07	$8.99	9.66%
For Six Months Ended April 30, 2005 (Unaudited)	(0.09)	(0.01)	(0.10)	$9.25	3.87%	(i)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	—	$7.91	(10.42%	) (i)
Year Ended October 31, 2002	—	—	—	$7.00	(10.33%	)
Year Ended October 31, 2003	(0.09)	—	(0.09)	$8.27	19.64%
Year Ended October 31, 2004	(0.07)	—	(0.07)	$8.99	9.58%
For Six Months Ended April 30, 2005 (Unaudited)	(0.09)	(0.01)	(0.10)	$9.25	3.87%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$8.26	3.12%	(i)
Year Ended October 31, 2004	(0.10)	—	(0.10)	$9.01	10.27%
For Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.01)	(0.13)	$9.27	4.17%	(i)
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	(0.04)	—	(0.04)	$9.36	(2.76%	) (i)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	(0.01)	—	(0.01)	$9.59	(4.04%	) (i)
Year Ended October 31, 2001	(0.16)	—	(0.16)	$7.91	(16.05%	)
Year Ended October 31, 2002	(0.11)	—	(0.11)	$7.03	(9.88%	)
Year Ended October 31, 2003	(0.10)	—	(0.10)	$8.34	20.26%
Year Ended October 31, 2004	(0.11)	—	(0.11)	$9.08	10.22%
For Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.01)	(0.13)	$9.35	4.23%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$10	0.71%	(j)	1.10%	(j)	396.10%	(j)	(394.29%	) (j)	270.89%
Year Ended October 31, 2001	$8	0.71%		1.44%		3.28%		(1.13%	)	226.13%
Year Ended October 31, 2002	$1,072	0.49%		1.69%		0.49%		1.69%		28.41%
Year Ended October 31, 2003	$9,729	0.48%		1.42%		(k)		(k)		8.08%
Year Ended October 31, 2004	$35,416	0.47%		1.37%		0.47%		1.37%		2.74%
For Six Months Ended April 30, 2005 (Unaudited)	$47,580	0.47%	(j)	2.55%	(j)	(k)		(k)		2.47%
Class B Shares
Period Ended October 31, 2000 (d)	$10	1.31%	(j)	0.49%	(j)	397.48%	(j)	(395.68%	) (j)	270.89%
Year Ended October 31, 2001	$8	1.31%		1.32%		4.04%		(1.41%	)	226.13%
Year Ended October 31, 2002	$130	1.25%		1.39%		1.26%		1.38%		28.41%
Year Ended October 31, 2003	$5,740	1.22%		0.63%		(k)		(k)		8.08%
Year Ended October 31, 2004	$19,546	1.19%		0.67%		1.19%		0.67%		2.74%
For Six Months Ended April 30, 2005 (Unaudited)	$26,269	1.18%	(j)	1.83%	(j)	(k)		(k)		2.47%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(j)	(0.68%	) (j)	124.67%	(j)	(124.04%	) (j)	226.13%
Year Ended October 31, 2002	$15	1.25%		(0.21%	)	3.34%		(2.30%	)	28.41%
Year Ended October 31, 2003	$17,804	1.22%		0.64%		(k)		(k)		8.08%
Year Ended October 31, 2004	$99,211	1.19%		0.66%		1.19%		0.66%		2.74%
For Six Months Ended April 30, 2005 (Unaudited)	$133,034	1.18%	(j)	1.82%	(j)	(k)		(k)		2.47%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.75%	(j)	(0.04%	) (j)	0.85%	(j)	(0.14%	) (j)	8.08%
Year Ended October 31, 2004	$63	0.62%		1.19%		(k)		(k)		2.74%
For Six Months Ended April 30, 2005 (Unaudited)	$233	0.59%	(j)	2.48%	(j)	(k)		(k)		2.47%
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$1	0.19%	(j)	0.34%	(j)	(k)		(k)		2.47%
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$998	0.61%	(j)	1.23%	(j)	66.76%	(j)	(64.92%	) (j)	270.89%
Year Ended October 31, 2001	$36,670	0.61%		1.15%		1.44%		0.32%		226.13%
Year Ended October 31, 2002	$90,512	0.61%		1.46%		0.65%		1.42%		28.41%
Year Ended October 31, 2003	$214,101	0.61%		1.36%		(k)		(k)		8.08%
Year Ended October 31, 2004	$452,237	0.59%		1.26%		0.59%		1.26%		2.74%
For Six Months Ended April 30, 2005 (Unaudited)	$597,449	0.58%	(j)	2.42%	(j)	(k)		(k)		2.47%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions in this period.
(l)	The amount is less than $0.005

See notes to financial statements.

2005 Semiannual Report 79

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Moderate Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)(e)	$10.00	0.11	(0.23)	(0.12)
Year Ended October 31, 2001 (e)	$9.81	0.22	(1.23)	(1.01)
Year Ended October 31, 2002	$8.64	0.17	(0.69)	(0.52)
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75
For Six Months Ended April 30, 2005 (Unaudited)	$9.60	0.13	0.18	0.31
Class B Shares
Period Ended October 31, 2000 (d)(e)	$10.00	0.08	(0.24)	(0.16)
Year Ended October 31, 2001	$9.81	0.19	(1.25)	(1.06)
Year Ended October 31, 2002	$8.64	0.11	(0.71)	(0.60)
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69
For Six Months Ended April 30, 2005 (Unaudited)	$9.55	0.10	0.17	0.27
Class C Shares
Period Ended October 31, 2001 (f)	$9.32	(0.04)	(0.62)	(0.66)
Year Ended October 31, 2002	$8.66	0.04	(0.75)	(0.71)
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68
For Six Months Ended April 30, 2005 (Unaudited)	$9.52	0.09	0.18	0.27
Class R Shares
Period Ended October 31, 2003 (g)	$8.77	0.01	0.18	0.19
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73
For Six Months Ended April 30, 2005 (Unaudited)	$9.56	0.12	0.18	0.30
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$10.02	0.09	(0.29)	(0.20)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$10.00	0.11	(0.22)	(0.11)
Year Ended October 31, 2001	$9.82	0.19	(1.19)	(1.00)
Year Ended October 31, 2002	$8.63	0.17	(0.71)	(0.54)
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75
For Six Months Ended April 30, 2005 (Unaudited)	$9.59	0.13	0.17	0.30

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)(e)	(0.07)	—	(0.07)	$9.81	(1.21%	) (i)
Year Ended October 31, 2001 (e)	(0.16)	—	(0.16)	$8.64	(10.41%	)
Year Ended October 31, 2002	(0.18)	—	(0.18)	$7.94	(6.12%	)
Year Ended October 31, 2003	(0.16)	—	(0.16)	$9.01	15.75%
Year Ended October 31, 2004	(0.16)	—	(0.16)	$9.60	8.36%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.01)	(0.14)	$9.77	3.19%	(i)
Class B Shares
Period Ended October 31, 2000 (d)(e)	(0.03)	—	(0.03)	$9.81	(1.61%	) (i)
Year Ended October 31, 2001	(0.11)	—	(0.11)	$8.64	(10.84%	)
Year Ended October 31, 2002	(0.12)	—	(0.12)	$7.92	(6.96%	)
Year Ended October 31, 2003	(0.13)	—	(0.13)	$8.96	14.89%
Year Ended October 31, 2004	(0.10)	—	(0.10)	$9.55	7.72%
For Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.01)	(0.11)	$9.71	2.76%	(i)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	—	$8.66	(7.08%	) (i)
Year Ended October 31, 2002	(0.05)	—	(0.05)	$7.90	(7.13%	)
Year Ended October 31, 2003	(0.13)	—	(0.13)	$8.94	14.98%
Year Ended October 31, 2004	(0.10)	—	(0.10)	$9.52	7.67%
For Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.01)	(0.11)	$9.68	2.77%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$8.96	2.17%	(i)
Year Ended October 31, 2004	(0.13)	—	(0.13)	$9.56	8.19%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.01)	(0.14)	$9.72	3.04%	(i)
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	(0.05)	—	(0.05)	$9.77	(1.97%	) (i)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	(0.07)	—	(0.07)	$9.82	(1.10%	) (i)
Year Ended October 31, 2001	(0.19)	—	(0.19)	$8.63	(10.26%	)
Year Ended October 31, 2002	(0.17)	—	(0.17)	$7.92	(6.35%	)
Year Ended October 31, 2003	(0.15)	—	(0.15)	$8.99	15.59%
Year Ended October 31, 2004	(0.15)	—	(0.15)	$9.59	8.34%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.01)	(0.14)	$9.75	3.03%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)(e)	$10	0.71%	(j)	1.97%	(j)	392.91%	(j)	(390.23%	) (j)	366.93%
Year Ended October 31, 2001 (e)	$9	0.71%		2.40%		2.39%		0.72%		258.23%
Year Ended October 31, 2002	$1,186	0.48%		2.37%		0.48%		2.37%		34.36%
Year Ended October 31, 2003	$9,972	0.47%		1.88%		(k)		(k)		13.50%
Year Ended October 31, 2004	$35,157	0.47%		1.78%		0.47%		1.78%		5.64%
For Six Months Ended April 30, 2005 (Unaudited)	$48,500	0.47%	(j)	2.64%	(j)	(k)		(k)		3.52%
Class B Shares
Period Ended October 31, 2000 (d)(e)	$10	1.31%	(j)	1.35%	(j)	393.51%	(j)	(390.85%	) (j)	366.93%
Year Ended October 31, 2001	$9	1.31%		2.11%		4.08%		(0.66%	)	258.23%
Year Ended October 31, 2002	$161	1.23%		1.33%		1.24%		1.32%		34.36%
Year Ended October 31, 2003	$6,229	1.21%		1.09%		(k)		(k)		13.50%
Year Ended October 31, 2004	$19,504	1.19%		1.07%		1.19%		1.07%		5.64%
For Six Months Ended April 30, 2005 (Unaudited)	$24,300	1.19%	(j)	1.95%	(j)	(k)		(k)		3.52%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(j)	(0.67%	) (j)	123.09%	(j)	(122.45%	) (j)	258.23%
Year Ended October 31, 2002	$416	1.23%		1.89%		1.29%		1.83%		34.36%
Year Ended October 31, 2003	$21,995	1.22%		0.98%		(k)		(k)		13.50%
Year Ended October 31, 2004	$102,058	1.19%		1.07%		1.19%		1.07%		5.64%
For Six Months Ended April 30, 2005 (Unaudited)	$132,193	1.19%	(j)	1.95%	(j)	(k)		(k)		3.52%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.74%	(j)	0.68%	(j)	0.84%	(j)	0.58%	(j)	13.50%
Year Ended October 31, 2004	$42	0.62%		1.79%		(k)		(k)		5.64%
For Six Months Ended April 30, 2005 (Unaudited)	$159	0.58%	(j)	2.50%	(j)	(k)		(k)		3.52%
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$1	0.19%	(j)	1.19%	(j)	(k)		(k)		3.52%
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$871	0.61%	(j)	2.04%	(j)	114.83%	(j)	(112.80%	) (j)	366.93%
Year Ended October 31, 2001	$58,228	0.61%		2.06%		0.97%		1.70%		258.23%
Year Ended October 31, 2002	$123,963	0.61%		2.13%		0.65%		2.09%		34.36%
Year Ended October 31, 2003	$247,424	0.60%		1.82%		(k)		(k)		13.50%
Year Ended October 31, 2004	$487,130	0.59%		1.66%		0.59%		1.66%		5.64%
For Six Months Ended April 30, 2005 (Unaudited)	$604,824	0.59%	(j)	2.54%	(j)	(k)		(k)		3.52%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions in this period.

See notes to financial statements.

80 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Conservative Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)(e)	$10.00	0.18	(0.17)	0.01
Year Ended October 31, 2001 (e)	$9.89	0.35	(0.75)	(0.40)
Year Ended October 31, 2002 (e)	$9.19	0.26	(0.49)	(0.23)
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63
For Six Months Ended April 30, 2005 (Unaudited)	$9.88	0.12	0.13	0.25
Class B Shares
Period Ended October 31, 2000 (d)(e)	$10.00	0.14	(0.17)	(0.03)
Year Ended October 31, 2001	$9.89	0.29	(0.75)	(0.46)
Year Ended October 31, 2002 (e)	$9.20	0.20	(0.49)	(0.29)
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56
For Six Months Ended April 30, 2005 (Unaudited)	$9.88	0.09	0.13	0.22
Class C Shares
Period Ended October 31, 2001 (f)	$9.64	(0.04)	(0.38)	(0.42)
Year Ended October 31, 2002	$9.22	—	(0.44)	(0.44)
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56
For Six Months Ended April 30, 2005 (Unaudited)	$9.85	0.09	0.13	0.22
Class R Shares
Period Ended October 31, 2003 (g)	$9.33	0.01	0.11	0.12
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62
For Six Months Ended April 30, 2005 (Unaudited)	$9.91	0.11	0.14	0.25
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$10.17	0.13	(0.21)	(0.08)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$10.00	0.16	(0.14)	0.02
Year Ended October 31, 2001	$9.90	0.31	(0.70)	(0.39)
Year Ended October 31, 2002 (e)	$9.20	0.26	(0.50)	(0.24)
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62
For Six Months Ended April 30, 2005 (Unaudited)	$9.91	0.12	0.13	0.25

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)(e)	(0.12)	—	(0.12)	$9.89	0.10%	(i)
Year Ended October 31, 2001 (e)	(0.30)	—	(0.30)	$9.19	(4.06%	)
Year Ended October 31, 2002 (e)	(0.25)	—	(0.25)	$8.71	(2.60%	)
Year Ended October 31, 2003	(0.22)	—	(0.22)	$9.44	11.02%
Year Ended October 31, 2004	(0.19)	—	(0.19)	$9.88	6.71%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.01)	(0.14)	$9.99	2.55%	(i)
Class B Shares
Period Ended October 31, 2000 (d)(e)	(0.08)	—	(0.08)	$9.89	(0.26%	) (i)
Year Ended October 31, 2001	(0.23)	—	(0.23)	$9.20	(4.67%	)
Year Ended October 31, 2002 (e)	(0.19)	—	(0.19)	$8.72	(3.22%	)
Year Ended October 31, 2003	(0.17)	—	(0.17)	$9.44	10.37%
Year Ended October 31, 2004	(0.12)	—	(0.12)	$9.88	5.99%
For Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.01)	(0.11)	$9.99	2.22%	(i)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	—	$9.22	(4.36%	) (i)
Year Ended October 31, 2002	(0.06)	—	(0.06)	$8.72	(3.14%	)
Year Ended October 31, 2003	(0.18)	—	(0.18)	$9.42	10.26%
Year Ended October 31, 2004	(0.13)	—	(0.13)	$9.85	5.99%
For Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.01)	(0.11)	$9.96	2.24%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$9.45	1.29%	(i)
Year Ended October 31, 2004	(0.16)	—	(0.16)	$9.91	6.55%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.01)	(0.14)	$10.02	2.54%	(i)
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	(0.06)	—	(0.06)	$10.03	(0.77%	) (i)
Service Class Shares
Period Ended October 31, 2000 (d)(e)	(0.12)	—	(0.12)	$9.90	0.18%	(i)
Year Ended October 31, 2001	(0.31)	—	(0.31)	$9.20	(3.99%	)
Year Ended October 31, 2002 (e)	(0.24)	—	(0.24)	$8.72	(2.70%	)
Year Ended October 31, 2003	(0.20)	—	(0.20)	$9.47	11.09%
Year Ended October 31, 2004	(0.18)	—	(0.18)	$9.91	6.59%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.01)	(0.14)	$10.02	2.51%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)(e)	$10	0.71%	(j)	3.02%	(j)	438.49%	(j)	(434.76%	) (j)	425.17%
Year Ended October 31, 2001 (e)	$10	0.71%		3.66%		3.81%		0.56%		235.84%
Year Ended October 31, 2002 (e)	$898	0.50%		2.99%		0.51%		2.98%		49.00%
Year Ended October 31, 2003	$4,482	0.53%		2.34%		(k)		(k)		19.93%
Year Ended October 31, 2004	$11,157	0.52%		2.12%		0.52%		2.12%		6.66%
For Six Months Ended April 30, 2005 (Unaudited)	$14,434	0.52%	(j)	2.67%	(j)	(k)		(k)		4.55%
Class B Shares
Period Ended October 31, 2000 (d)(e)	$10	1.31%	(j)	2.44%	(j)	439.61%	(j)	(435.86%	) (j)	425.17%
Year Ended October 31, 2001	$10	1.31%		3.14%		4.52%		(0.07%	)	235.84%
Year Ended October 31, 2002 (e)	$83	1.27%		2.24%		1.29%		2.22%		49.00%
Year Ended October 31, 2003	$2,453	1.28%		1.52%		(k)		(k)		19.93%
Year Ended October 31, 2004	$4,606	1.21%		1.41%		(k)		(k)		6.66%
For Six Months Ended April 30, 2005 (Unaudited)	$5,518	1.21%	(j)	2.01%	(j)	(k)		(k)		4.55%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(j)	(0.79%	) (j)	122.29%	(j)	(121.77%	) (j)	235.84%
Year Ended October 31, 2002	$88	1.27%		2.48%		1.33%		2.42%		49.00%
Year Ended October 31, 2003	$7,530	1.29%		1.45%		(k)		(k)		19.93%
Year Ended October 31, 2004	$26,760	1.22%		1.42%		(k)		(k)		6.66%
For Six Months Ended April 30, 2005 (Unaudited)	$34,578	1.21%	(j)	2.01%	(j)	(k)		(k)		4.55%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.81%	(j)	1.34%	(j)	0.91%	(j)	1.24%	(j)	19.93%
Year Ended October 31, 2004	$1	0.60%		2.01%		(k)		(k)		6.66%
For Six Months Ended April 30, 2005 (Unaudited)	$2	0.68%	(j)	2.63%	(j)	(k)		(k)		4.55%
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$1	0.21%	(j)	2.06%	(j)	(k)		(k)		4.55%
Service Class Shares
Period Ended October 31, 2000 (d)(e)	$2,231	0.61%	(j)	2.85%	(j)	32.84%	(j)	(29.38%	) (j)	425.17%
Year Ended October 31, 2001	$14,772	0.61%		3.34%		2.50%		1.45%		235.84%
Year Ended October 31, 2002 (e)	$36,927	0.61%		2.82%		0.69%		2.74%		49.00%
Year Ended October 31, 2003	$78,189	0.61%		2.28%		0.65%		2.24%		19.93%
Year Ended October 31, 2004	$136,368	0.61%		2.01%		0.61%		2.01%		6.66%
For Six Months Ended April 30, 2005 (Unaudited)	$169,471	0.61%	(j)	2.61%	(j)	(k)		(k)		4.55%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.
(i)	Not annualized.
(j)	Annualized.
(h)	There were no fee reductions in this period.

See notes to financial statements.

2005 Semiannual Report 81

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Conservative Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.23	(0.08)	0.15
Year Ended October 31, 2001	$9.99	0.45	(0.28)	0.17
Year Ended October 31, 2002	$9.78	0.28	(0.24)	0.04
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47
For Six Months Ended April 30, 2005 (Unaudited)	$10.13	0.14	0.04	0.18
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.19	(0.08)	0.11
Year Ended October 31, 2001	$9.99	0.38	(0.28)	0.10
Year Ended October 31, 2002	$9.79	0.24	(0.25)	(0.01)
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40
For Six Months Ended April 30, 2005 (Unaudited)	$10.12	0.10	0.03	0.13
Class C Shares
Period Ended October 31, 2001 (f)	$9.97	(0.05)	(0.13)	(0.18)
Year Ended October 31, 2002	$9.79	0.23	(0.25)	(0.02)
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40
For Six Months Ended April 30, 2005 (Unaudited)	$10.09	0.10	0.03	0.13
Class R Shares
Period Ended October 31, 2003 (g)	$9.83	0.02	0.02	0.04
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46
For Six Months Ended April 30, 2005 (Unaudited)	$10.15	0.12	0.05	0.17
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$10.20	0.16	(0.14)	0.02
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.24	(0.09)	0.15
Year Ended October 31, 2001	$10.00	0.41	(0.24)	0.17
Year Ended October 31, 2002	$9.79	0.31	(0.26)	0.05
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46
For Six Months Ended April 30, 2005 (Unaudited)	$10.15	0.13	0.03	0.16

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d) (e)	(0.16)	—	(0.16)	$9.99	1.49%	(i)
Year Ended October 31, 2001	(0.38)	—	(0.38)	$9.78	1.71%
Year Ended October 31, 2002	(0.31)	—	(0.31)	$9.51	0.45%
Year Ended October 31, 2003	(0.28)	—	(0.28)	$9.88	6.89%
Year Ended October 31, 2004	(0.22)	—	(0.22)	$10.13	4.84%
For Six Months Ended April 30, 2005 (Unaudited)	(0.14)	(0.05)	(0.19)	$10.12	1.78%	(i)
Class B Shares
Period Ended October 31, 2000 (d) (e)	(0.12)	—	(0.12)	$9.99	1.12%	(i)
Year Ended October 31, 2001	(0.30)	—	(0.30)	$9.79	1.04%
Year Ended October 31, 2002	(0.25)	—	(0.25)	$9.53	(0.15%	)
Year Ended October 31, 2003	(0.23)	—	(0.23)	$9.87	6.05%
Year Ended October 31, 2004	(0.15)	—	(0.15)	$10.12	4.12%
For Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.05)	(0.15)	$10.10	1.44%	(i)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	—	$9.79	(1.81%	) (i)
Year Ended October 31, 2002	(0.26)	—	(0.26)	$9.51	(0.21%	)
Year Ended October 31, 2003	(0.23)	—	(0.23)	$9.85	6.03%
Year Ended October 31, 2004	(0.16)	—	(0.16)	$10.09	4.10%
For Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.05)	(0.15)	$10.07	1.36%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$9.87	0.41%	(i)
Year Ended October 31, 2004	(0.18)	—	(0.18)	$10.15	4.73%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.05)	(0.18)	$10.14	1.75%	(i)
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	(0.07)	—	(0.07)	$10.15	0.18%	(i)
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.15)	—	(0.15)	$10.00	1.57%	(i)
Year Ended October 31, 2001	(0.38)	—	(0.38)	$9.79	1.75%
Year Ended October 31, 2002	(0.31)	—	(0.31)	$9.53	0.48%
Year Ended October 31, 2003	(0.27)	—	(0.27)	$9.90	6.76%
Year Ended October 31, 2004	(0.21)	—	(0.21)	$10.15	4.69%
For Six Months Ended April 30, 2005 (Unaudited)	(0.13)	(0.05)	(0.18)	$10.13	1.64%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10	0.71%	(j)	3.86%	(j)	441.97%	(j)	(437.40%	) (j)	449.16%
Year Ended October 31, 2001	$10	0.71%		4.45%		6.91%		(1.75%	)	176.59%
Year Ended October 31, 2002	$802	0.50%		3.62%		0.50%		3.62%		46.89%
Year Ended October 31, 2003	$1,798	0.53%		2.83%		(k)		(k)		32.93%
Year Ended October 31, 2004	$5,008	0.50%		2.43%		0.51%		2.43%		11.67%
For Six Months Ended April 30, 2005 (Unaudited)	$7,126	0.52%	(j)	2.72%	(j)	(k)		(k)		7.48%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10	1.31%	(j)	3.26%	(j)	443.13%	(j)	(438.56%	) (j)	449.16%
Year Ended October 31, 2001	$10	1.31%		3.82%		7.70%		(2.57%	)	176.59%
Year Ended October 31, 2002	$75	1.27%		2.77%		1.33%		2.71%		46.89%
Year Ended October 31, 2003	$1,622	1.29%		1.96%		(k)		(k)		32.93%
Year Ended October 31, 2004	$3,437	1.23%		1.70%		(k)		(k)		11.67%
For Six Months Ended April 30, 2005 (Unaudited)	$3,838	1.22%	(j)	2.09%	(j)	(k)		(k)		7.48%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(j)	(0.90%	) (j)	121.18%	(j)	(120.77%	) (j)	176.59%
Year Ended October 31, 2002	$400	1.27%		2.75%		1.29%		2.73%		46.89%
Year Ended October 31, 2003	$3,592	1.29%		1.95%		(k)		(k)		32.93%
Year Ended October 31, 2004	$13,683	1.24%		1.69%		(k)		(k)		11.67%
For Six Months Ended April 30, 2005 (Unaudited)	$17,799	1.22%	(j)	2.09%	(j)	(k)		(k)		7.48%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.84%	(j)	2.03%	(j)	0.94%	(j)	1.93%	(j)	32.93%
Year Ended October 31, 2004	$1	0.62%		2.30%		(k)		(k)		11.67%
For Six Months Ended April 30, 2005 (Unaudited)	$2	0.71%	(j)	2.69%	(j)	(k)		(k)		7.48%
Institutional Shares
Period Ended April 30, 2005 (Unaudited) (h)	$1	0.21%	(j)	2.83%	(j)	(k)		(k)		7.48%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$492	0.61%	(j)	4.32%	(j)	154.74%	(j)	(149.81%	) (j)	449.16%
Year Ended October 31, 2001	$11,459	0.61%		4.17%		2.58%		2.20%		176.59%
Year Ended October 31, 2002	$28,253	0.61%		3.49%		0.72%		3.38%		46.89%
Year Ended October 31, 2003	$59,472	0.61%		2.73%		0.67%		2.68%		32.93%
Year Ended October 31, 2004	$101,261	0.61%		2.31%		0.63%		2.29%		11.67%
For Six Months Ended April 30, 2005 (Unaudited)	$124,167	0.61%	(j)	2.70%	(j)	0.62%	(j)	2.69%	(j)	7.48%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions in this period.
See notes to financial statements.

82 Semiannual Report 2005

Core Series

Gartmore Bond Fund

For the semiannual period ended April 30, 2005, the Gartmore Bond Fund returned 1.46% (Class A at NAV) versus 0.75% for its benchmark, the Lehman Brothers Government/ Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated was 0.93%.

The Federal Reserve continued to raise the federal funds rate during the reporting period. As of April 30, the Fed had raised interest rates from 1.75% to 2.75%. The Treasury curve 7 to 10-year return (which illustrates the relationship between a similar set of securities) flattened dramatically; the two-year Treasury rose in yield by more than 100 basis points, while the 30-year Treasury fell in yield by 33 basis points.

The Fund has been reducing its holdings in the intermediate part of the curve in an effort to aid Fund performance, because, as the Treasury curve flattens, intermediate bonds tend to underperform. Toward the end of the reporting period, General Motors Corp. and Ford Motor Co. bonds declined in value due to a severe profit warning from General Motors. An overweight in General Motors bonds relative to the index detracted from Fund performance; accordingly, we have reduced the Fund’s holdings of these bonds to an underweight position.

During the coming months, we will begin to evaluate moving back into intermediate bonds, because it is typically time for the yield curve to begin to steepen after the Fed has finished raising interest rates. The Fund will attempt to remain adequately diversified to mitigate exposure to credit-specific risk.

We expect investment-grade corporate bonds to remain somewhat more volatile with the dislocation caused by General Motors’ and Ford’s bond spreads widening. We carefully monitor the Fund’s corporate holdings and reduce those that we believe may be at risk of underperforming relative to the benchmark.

Portfolio Managers: Gary S. Davis, CFA and Mabel C. Brown

Class A: NBDAX

Class B: GBDBX
Class C: GBDCX
Class D: MUIBX
Class R: GBDRX
Class X: GBXDX
Class Y: GBDYX
Institutional Class: GBDIX

2005 Semiannual Report 83

Core Series

Gartmore Bond Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five	Ten
		month*	year	year	years

Class A1	without sales charge [2]	1.46%	5.28%	7.39%	6.80%
	with sales charge[3]	-3.40%	0.27%	6.34%	6.28%

Class B4	without sales charge [2]	1.11%	4.57%	6.74%	6.35%
	with sales charge[3]	-3.86%	-0.43%	6.43%	6.35%

Class C6	without sales charge [2]	1.11%	4.55%	6.79%	6.56%
	with sales charge[7]	0.12%	3.55%	6.79%	6.56%

Class D8	without sales charge [2]	1.49%	5.56%	7.64%	6.98%
	with sales charge[9]	-3.08%	0.83%	6.66%	6.48%

Class R [1,10]		1.32%	5.11%	7.45%	6.88%

Class X1	without sales charge [2]	1.19%	4.73%	6.80%	6.37%
	with sales charge[5]	-3.78%	-0.27%	6.49%	6.37%

Class Y1	without sales charge [2]	1.19%	4.72%	6.85%	6.59%
	with sales charge[7]	0.20%	3.72%	6.85%	6.59%

Institutional Class[1,10]		1.62%	5.60%	7.64%	6.98%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/ CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

84 Semiannual Report 2005

Gartmore Bond Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Bond Fund			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,014.60	$5.44	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.59	$5.47	1.09%

Class B	Actual		$1,000.00	$1,011.10	$8.78	1.76%
	Hypothetical	[1]	$1,000.00	$1,016.27	$8.84	1.76%

Class C	Actual		$1,000.00	$1,011.10	$8.78	1.76%
	Hypothetical	[1]	$1,000.00	$1,016.27	$8.84	1.76%

Class D	Actual		$1,000.00	$1,014.90	$4.05	0.81%
	Hypothetical	[1]	$1,000.00	$1,020.98	$4.07	0.81%

Class R	Actual		$1,000.00	$1,013.20	$5.64	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.40	$5.67	1.13%

Class X	Actual		$1,000.00	$1,011.90	$8.03	1.61%
	Hypothetical	[1]	$1,000.00	$1,017.02	$8.08	1.61%

Class Y	Actual		$1,000.00	$1,011.90	$8.03	1.61%
	Hypothetical	[1]	$1,000.00	$1,017.02	$8.08	1.61%

Institutional Class	Actual		$1,000.00	$1,016.20	$3.85	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.18	$3.87	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 85

Gartmore Bond Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Corporate Bonds	46.9%
U.S. Government Sponsored and Agency Obligations	22.2%
Commercial Paper	14.8%
Commercial Mortgage Backed Securities	8.1%
Asset Backed Securities	4.8%
Principal Only Bond	1.0%
Yankee Bond	0.9%
Taxable Municipal Bonds	0.6%
Other Investments*	3.5%
Liabilities in excess of other assets**	-2.8%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Federal National Mortgage Association	8.9%
Financial-Miscellaneous	8.1%
U.S. Treasury Bonds	7.9%
Commercial Services	7.3%
Utilities	3.5%
Airlines	3.4%
Natural Gas	3.4%
Federal Home Loan Mortgage Corporation	3.4%
Paper & Forest Products	2.8%
Motor Vehicle Parts & Accessories	2.5%
Other Industries	48.8%

100.0%

Top Holdings

U.S. Treasury Securities, 5.50%, 08/15/28	7.7%
Federal Home Loan Mortgage Corporation, 3.50%, 07/01/18	3.4%
UBS Finance	3.3%
Rabobank USA Financial Corp.	3.3%
Countrywide Home Loans	3.1%
Preferred Receivables Funding Corp.	2.9%
Federal National Mortgage Association, 7.30%, 05/25/10	2.8%
National Australia Funding (DE)	2.2%
Willamette Industries, Inc.	1.9%
Merrill Lynch Mortgage Investors, Inc.	1.8%
Other Holdings	67.6%

100.0%

86 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Bond Fund

Asset Backed Securities (4.8%)

	Principal Amount	Value

Chase Funding Mortgage Loan, 6.24%, 01/25/13	$1,500,000	$1,554,622
Residential Asset Mortgage Products, Inc., 2002-RSI-AI5, 5.91%, 01/25/32	1,180,302	1,191,934
Residential Funding Securities Corp. 2003-RM2-AI3, 4.50%, 05/25/33	1,000,000	977,911
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	1,000,000	1,031,444
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	1,000,000	997,103

Total Asset Backed Securities		5,753,014

Commercial Mortgage Backed Securities (8.1%)
Banks (0.8%)
ABN Amro Mortgage Corp., Class A23, 5.50%, 06/25/33	1,000,000	1,020,944

Commercial Services (7.3%)
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34 (b)	1,000,000	1,096,586
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	2,000,000	2,154,748
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	2,000,000	2,166,850
Merrill Lynch Mortgage Investors, Inc., 7.56%, 09/15/09	2,000,000	2,209,903
Nomura Asset Securities Corp., 6.69%, 03/15/30	1,000,000	1,118,365

		8,746,452

Total Commercial Mortgage Backed Securities		9,767,396

Corporate Bonds (46.9%)
Air Freight & Couriers (0.9%)
Federal Express Corp., 7.63%, 01/01/15	1,000,000	1,093,780

Airlines (3.4%)
America West Airlines, Series A, 6.85%, 07/02/09	375,550	372,925
Continental Airlines, Inc., Class A-2, Series 98-3, 6.32%, 11/01/08	1,000,000	1,004,129
Southwest Airlines Co., Class A-1, Series 01-1, 5.10%, 05/01/06	936,820	942,315
United Air Lines, Inc., 6.60%, 09/01/13	1,943,223	1,831,503

		4,150,872

Auto — Cars & Light Trucks (1.7%)
Daimlerchrysler, Inc., 7.30%, 01/15/12	1,000,000	1,071,118
Nissan Motor Acceptance, 4.63%, 03/08/10 (c)	1,000,000	990,330

		2,061,448

Banks (1.7%)
BAC Capital Trust VI, 5.63%, 03/08/35	1,000,000	989,641
Rabobank Cap III, 5.25%, 12/29/49	1,000,000	1,000,057

		1,989,698

Construction & Building Materials (1.4%)
Caterpillar, Inc., 9.38%, 08/15/11	500,000	626,791
Masco Corp., 6.75%, 03/15/06	1,000,000	1,023,912

		1,650,703

Containers (0.8%)
Bemis Co., Inc., 6.70%, 07/01/05	1,000,000	1,004,921

Electronics (0.8%)
Texas Instruments, Inc., 6.13%, 02/01/06	1,000,000	1,015,474

Financial/ Leasing Company (0.4%)
Xtra, Inc., 6.88%, 03/15/06	430,000	438,087

Financial — Miscellaneous (8.1%)
Block Financial Corp., 8.50%, 04/15/07	1,000,000	1,077,237
Countrywide Financial, 3.50%, 12/19/05	1,000,000	998,860
Deere & Co., 5.88%, 04/06/06	1,000,000	1,018,557
Ford Motor Credit Co., 7.38%, 02/01/11	500,000	468,298
General Motors Acceptance Corp., 6.75%, 12/01/14	500,000	418,870
International Lease Finance Corp., 5.75%, 10/15/06	1,000,000	1,024,291
Lehman Brothers Holdings, Inc., 11.63%, 05/15/05	1,000,000	1,002,386
OMX Timber Fin Inv LLC, Class A1, 5.42%, 01/29/20 (c)	1,000,000	1,007,690
Regions Financial Corp., 7.00%, 03/01/11	1,600,000	1,791,737
SLM Corp., 3.39%, 12/15/08 (d)	1,000,000	1,000,027

		9,807,953

Food & Related (2.4%)
McCormick & Co., Inc., 6.40%, 02/01/06	1,000,000	1,024,085
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,852,502

		2,876,587

Hotels & Casinos (1.9%)
Harrah’s Operating Co., Inc., 7.88%, 12/15/05	1,200,000	1,227,000
MGM Mirage, Inc., 6.75%, 08/01/07	1,000,000	1,025,000

		2,252,000

2005 Semiannual Report 87

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Bond Fund (Continued)

Core Series

Corporate Bonds (continued)

	Principal Amount	Value

Hotels & Motels (0.9%)
Marriott International, Inc., 7.00%, 01/15/08	$1,000,000	$1,065,325

Insurance (1.9%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,245,369
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,079,231

		2,324,600

Machinery & Capital Goods (1.1%)
Clark Equipment Co., 8.00%, 05/01/23	1,000,000	1,291,415

Medical Equipment & Supplies (1.8%)
Bard (C.R.) Inc., 6.70%, 12/01/26	1,000,000	1,128,903
Guidant Corp., 6.15%, 02/15/06	1,000,000	1,017,993

		2,146,896

Motor Vehicle Parts & Accessories (2.5%)
Eaton Corp., 8.88%, 06/15/19	1,500,000	1,985,261
Pennzoil-Quaker State, 10.00%, 11/01/08	1,000,000	1,078,632

		3,063,893

Natural Gas (3.4%)
Columbia Energy Group, 6.80%, 11/28/05	2,000,000	2,033,138
ONEOK, Inc., 7.75%, 08/15/06	1,000,000	1,044,178
PG&E Gas Transmission, 7.10%, 06/01/05	1,000,000	1,002,806

		4,080,122

Nuclear Energy (0.8%)
USEC, Inc., 6.63%, 01/20/06	1,000,000	1,002,500

Office Furniture (0.9%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,107,104

Oil & Gas (2.2%)
Kinder Morgan, Inc., 6.50%, 09/01/12	1,500,000	1,638,845
Sempra Energy, 6.95%, 12/01/05	1,000,000	1,017,484

		2,656,329

Paper & Forest Products (2.8%)
Temple-Inland, Inc., 7.88%, 05/01/12	1,000,000	1,148,716
Willamette Industries, Inc., 7.35%, 07/01/26	2,000,000	2,277,068

		3,425,784

Printing (0.4%)
Donnelley (R.R.) & Sons, Series C, 6.56%, 07/05/05	500,000	502,194

Telecommunications (1.2%)
US West Communications, Inc., 6.88%, 09/15/33	1,750,000	1,452,500

Utilities (3.5%)
Baltimore Gas & Electric, 7.50%, 01/15/07	1,200,000	1,268,133
Interstate P&L Co., 7.25%, 10/01/06	1,000,000	1,043,508
Pacific Gas & Electric, 6.05%, 03/01/34	750,000	801,409
Southwestern Electric Power Co., 7.00%, 09/01/07	1,000,000	1,057,439

		4,170,489

Total Corporate Bonds		56,630,674

Taxable Municipal Bonds (0.6%)
Louisiana (0.6%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	669,317	670,910

Total Taxable Municipal Bonds		670,910

Principal Only Bond (1.0%)
U.S. Treasury Strips (1.0%)
4.75%, 08/15/20	2,500,000	1,230,780

Total Principal Only Bond		1,230,780

U.S. Government Sponsored and Agency Obligations (22.2%)
Federal Home Loan Mortgage Corporation (3.4%)
3.50%, 07/01/18, Gold Pool E01443	4,354,017	4,075,271

Federal National Mortgage Association (8.9%)
7.13%, 09/01/07, Pool #323286	1,074,127	1,109,646
7.30%, 05/25/10, Series 00-T5	3,000,000	3,394,204
6.62%, 06/01/16, Pool #383661	1,913,635	2,179,131
5.00%, 04/01/19, Pool #386905	987,610	1,006,673
6.85%, 05/17/20, Series 97-M6	896,244	935,504
5.50%, 05/25/23, Series 03-33	2,000,000	2,073,831

		10,698,989

Sovereign Agency (0.3%)
AID-Israel, 5.13%, 05/15/24	1,000,000	387,697

U.S. Treasury Bonds (7.9%)
5.50%, 08/15/28	8,250,000	9,289,632
5.38%, 02/15/31	210,000	237,185

		9,526,817

88 Semiannual Report 2005

U.S. Government Sponsored and Agency Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (1.7%)
4.25%, 11/15/14	$1,000,000	$1,003,281
4.00%, 02/15/15	1,000,000	983,789

		1,987,070

Total U.S. Government Sponsored and Agency Obligations		26,675,844

Yankee Bond (0.9%)
Consumer Products (0.9%)
Tupperware Finance Co. BV, 7.25%, 10/01/06	1,000,000	1,032,663

Total Yankee Bond		1,032,663

Commercial Paper (14.8%)
Countrywide Home Loans, 2.95%, 05/05/05	3,757,000	3,755,769
National Australia Funding (DE), 2.93%, 05/05/05	2,600,000	2,599,154
Preferred Receivables Funding Corp., 2.95%, 05/02/05	3,454,000	3,453,717
Rabobank USA Financial Corp., 2.95%, 05/02/05	4,000,000	3,999,672
UBS Finance, 2.93%, 05/02/05	4,000,000	3,999,682

Total Commercial Paper		17,807,994

Short-Term Securities Held as Collateral for Securities Lending (3.5%)

	Principal Amount	Value

Pool of various securities for Gartmore Mutual Funds — note 2 (Securities Lending)	4,186,608	4,186,608
Total Short-Term Securities Held as Collateral for Securities Lending		4,186,608

Total Investments (Cost $118,281,365) (a) — 102.8%		123,755,883
Liabilities in excess of other assets — (2.8%)		(3,358,649)

NET ASSETS — 100.0%		$120,397,234

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Represents a non-income producing security.

(c)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2005.

2005 Semiannual Report 89

Core Series

Gartmore Government Bond Fund

For the semiannual period ended April 30, 2005, the Gartmore Government Bond Fund returned 1.38% (Class A at NAV) versus 0.90% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds was 0.57%.

In a difficult period for fixed-income funds, given the Federal Reserve’s continued program of raising interest rates, the Fund focused on adding value through avoiding the two-year maturity bonds, where federal interest-rate increases have the greatest impact, and buying the longer maturity section of the yield curve.

The greatest impact on the Fund came from a large weighting in cash and bonds in the 10- to 30-year portion of the yield curve. The Fund benefited from this exposure because it avoided owning securities in the two- to five-year portion of the curve, where rates increased from 0.55% to 1.04%, and, instead, the Fund owned bonds where rates were flat to falling. (The 30-year portion of the curve fell 33 basis points.) Other contributors to Fund performance were short callable Agency notes in lieu of cash as well as a large holding of mortgage-backed securities, which performed well.

The Fund will focus on opportunities to begin scaling back the overweight on the cash and 10- to 30-year segment of the yield curve and, instead, look for opportunities in the five- to 10-year area; the Fed’s program of interest-rate increases is expected to come to a halt soon.

Portfolio Manager: Gary Hunt, CFA

Class A: NUSAX

Class B: GGBBX
Class C: GGBCX
Class D: NAUGX
Class R: GGBRX
Class X: GGXYX
Class Y: GGVYX
Institutional Class: GGBIX

90 Semiannual Report 2005

Gartmore Government Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2005)

		Six	One	Five	Ten
		month*	year	years	years

Class A1	without sales charge[2]	1.38%	4.79%	6.88%	6.58%
	with sales charges[3]	-3.46%	-0.20%	5.84%	6.06%

Class B4	without sales charge[2]	1.07%	4.15%	6.27%	6.15%
	with sales charges[5]	-3.91%	-0.85%	5.96%	6.15%

Class C6	without sales charge[2]	0.98%	4.05%	6.29%	6.34%
	with sales charges[7]	-0.02%	3.05%	6.29%	6.34%

Class D8	without sales charge[2]	1.53%	4.99%	7.15%	6.76%
	with sales charges[9]	-3.05%	0.28%	6.16%	6.28%

Class R [1,10]		1.28%	4.62%	6.99%	6.69%

Class X1	without sales charge[2]	1.15%	4.31%	6.31%	6.17%
	with sales charges[5]	-3.84%	-0.69%	5.99%	6.17%

Class Y1	without sales charge[2]	1.15%	4.31%	6.35%	6.36%
	with sales charges[7]	0.15%	3.31%	6.35%	6.36%

Institutional Class[1,10]		1.48%	5.07%	7.16%	6.77%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Semiannual Report 91

Gartmore Government Bond Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid	Annualized
Government Bond Fund		11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$1,013.80	$5.44	1.09%
	Hypothetical [1]	$1,000.00	$1,019.59	$5.47	1.09%

Class B	Actual	$1,000.00	$1,010.70	$8.53	1.71%
	Hypothetical [1]	$1,000.00	$1,016.52	$8.59	1.71%

Class C	Actual	$1,000.00	$1,009.80	$8.52	1.71%
	Hypothetical [1]	$1,000.00	$1,016.52	$8.59	1.71%

Class D	Actual	$1,000.00	$1,015.30	$4.00	0.80%
	Hypothetical [1]	$1,000.00	$1,021.03	$4.02	0.80%

Class R	Actual	$1,000.00	$1,012.80	$5.34	1.07%
	Hypothetical [1]	$1,000.00	$1,019.69	$5.37	1.07%

Class X	Actual	$1,000.00	$1,011.50	$7.78	1.56%
	Hypothetical [1]	$1,000.00	$1,017.26	$7.83	1.56%

Class Y	Actual	$1,000.00	$1,011.50	$7.78	1.56%
	Hypothetical [1]	$1,000.00	$1,017.26	$7.83	1.56%

Institutional Class	Actual	$1,000.00	$1,014.80	$3.55	0.71%
	Hypothetical [1]	$1,000.00	$1,021.48	$3.56	0.71%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

92 Semiannual Report 2005

Gartmore Government Bond Fund
Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Sponsored and Agency Obligations	87.1%
Cash Equivalents	6.5%
Other Investments*	4.0%
Other assets in excess of liabilities**	2.4%

100.0%

Top Industries

Federal National Mortgage Association	53.3%
Federal Home Loan Mortgage Corporation	22.1%
Sovereign Agency	6.2%
U.S. Treasury Inflation Protected Bonds	3.9%
Federal Home Loan Bank	1.6%
Other Industries	12.9%

100.0%

Top Holdings***

Federal National Mortgage Association, 5.26%, 12/29/17	5.9%
Federal National Mortgage Association, 5.50%, 07/18/12	5.9%
Federal National Mortgage Association, 2.75%, 08/17/07	5.8%
Federal Home Loan Mortgage Corporation, 2.76%, 05/19/06	5.8%
Federal Home Loan Mortgage Corporation, 2.60%, 05/10/06	5.8%
U.S. Treasury Inflation Protected Bonds, 2.38%, 01/15/25	3.9%
AID — Israel	3.8%
Federal National Mortgage Association, 7.42%, 11/01/11	3.7%
Federal National Mortgage Association, 3.50%, 11/25/32	3.5%
Federal National Mortgage Association, 4.65%, 06/24/09	2.9%
Other Holdings	53.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Semiannual Report 93

Core Series

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Government Bond Fund

U.S. Government Sponsored and Agency Obligations (87.1%)

	Principal
	Amount	Value

Federal Home Loan Bank (1.6%)
6.02%, 01/09/08, Series AA08	$1,000,000	$1,051,322
5.99%, 04/15/13, Series BD13	1,500,000	1,660,130

		2,711,452

Federal Home Loan Mortgage Corporation (22.1%)
2.60%, 05/10/06, Series MTN	10,000,000	9,893,360
2.76%, 05/19/06, Series MTN	10,000,000	9,906,630
2.15%, 06/02/06, Series MTN	1,000,000	983,821
5.50%, 04/01/07, Gold Pool #M90718	448,398	456,566
7.25%, 06/15/07, REMIC, Series 1313-G	5,290	5,285
4.65%, 10/10/13	5,000,000	4,930,975
5.50%, 11/15/20, REMIC, Series 2541-VL	1,500,000	1,539,865
3.50%, 12/15/21, REMIC, Series 1629-HA	47,054	46,998
5.50%, 01/15/22, REMIC, Series 2666-OC	1,500,000	1,543,014
6.50%, 03/15/24, REMIC, Series 1684-I	2,000,000	2,118,922
6.50%, 07/15/30, REMIC, Series 2388-BE	100,460	100,449
6.50%, 03/15/31, REMIC, Series 2296-H	532,937	548,411
6.00%, 09/15/31, REMIC, Series 2419-UA	3,338,949	3,409,566
6.00%, 10/15/32, Series 2517-ZG	2,322,800	2,499,620

		37,983,482

Federal National Mortgage Association (53.3%)
6.31%, 01/01/06, Pool #73341	816,828	821,795
2.75%, 08/17/07	10,000,000	9,976,760
6.10%, 07/01/08, Pool #380488	907,657	946,939
6.00%, 11/25/08, REMIC, Series 94-48-E	706,468	716,791
4.65%, 06/24/09	5,000,000	5,009,325
4.50%, 04/01/10, Pool #M80812	1,703,995	1,708,792
7.42%, 11/01/11, Pool #73731	6,089,444	6,370,253
5.50%, 07/18/12	10,000,000	10,044,390
6.50%, 04/25/13, REMIC, Series 99-19-TD	775,408	777,870
6.30%, 05/01/13, Pool #380311	1,822,903	1,908,684
6.30%, 04/01/14, Pool #381570	1,022,885	1,120,870
7.90%, 08/01/15, Pool #381190	1,589,918	1,916,691
7.11%, 10/01/15, Pool #383142	2,723,974	2,989,742
5.50%, 04/25/16, REMIC, Series 02-55-QD	3,000,000	3,066,538
6.68%, 05/01/16, Pool #383452	1,933,619	2,093,481
6.59%, 02/01/17	2,550,871	2,914,973
4.50%, 12/18/17	3,748,000	3,532,872
5.26%, 12/29/17	10,000,000	10,061,539
7.90%, 01/01/18, Pool #382229	2,095,880	2,560,116
9.25%, 10/25/18, REMIC, Series 88-25-B	24,073	26,187
8.10%, 08/12/19	1,000,000	1,337,939
8.50%, 01/25/20, REMIC, Series 90-7-B	69,846	75,499
6.85%, 05/17/20, Series 97-M6-C	1,384,697	1,445,353
7.50%, 02/25/23, REMIC, Series 93-16-Z	286,579	304,278
6.00%, 12/25/23, REMIC, Series 93-226-PK	1,000,000	1,046,349
5.50%, 09/25/24, Series 2004-68-DY	2,391,304	2,451,036
8.43%, 11/18/24, Series MTN	500,000	715,073
6.00%, 10/25/32, Series 2004-45-ZL	2,012,636	2,110,871
3.50%, 11/25/32, REMIC, Series 03-66-AP	6,217,359	5,982,195
6.27%, 02/25/35, REMIC, Series 98-M4-D	2,500,000	2,745,280
6.30%, 10/17/38, REMIC, Series 98-73-MZ	4,466,337	4,663,816

		91,442,297

Sovereign Agency (6.2%)
AID — Israel, 6.80%, 02/15/12, Series 3-D	1,000,000	1,106,497
AID — Israel, 5.50%, 09/18/33	6,000,000	6,578,598
AID — Panama, 7.15%, 04/01/27	2,000,000	2,233,960
Resolution Funding, 8.88%, 04/15/30, Series B	447,000	697,712

		10,616,767

U.S. Treasury Inflation Protected Bonds (3.9%)
2.38%, 01/15/25	6,000,000	6,668,177

Total U.S. Government Sponsored and Agency Obligations		149,422,175

Cash Equivalents (6.5%)
Investments in repurchase agreements	11,180,624	11,180,624

(Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $11,183,326)
Total Cash Equivalents		11,180,624

Short-Term Securities Held as Collateral for Securities Lending (4.0%)
Pool of short-term securities for Gartmore	6,795,540	6,795,540
Mutual Funds — note 2 (Securities Lending)
Total Short-Term Securities Held as Collateral for Securities Lending		6,795,540

Total Investments (Cost $164,529,547) (a) — 97.6%		167,398,339
Other assets in excess of liabilities — 2.4%		4,176,068

NET ASSETS — 100.0%		$171,574,407

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REMIC         Real Estate Mortgage Investment Conduit

See notes to financial statements.

94 Semiannual Report 2005

Core Series

Gartmore Tax-Free Income Fund

Gartmore Tax-Free Income Fund

For the semiannual period ended April 30, 2005, the Gartmore Tax-Free Income Fund returned 1.49% (Class A at NAV) versus 1.95% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds was 1.59%.

During the reporting period, issuance of municipal bonds was up 6.2% from 2004 levels to $186 billion. The increase in supply was fueled by issuers taking advantage of lower interest rates to refinance or refund older, higher-costing debt. The category of new money financings was largely flat, while refunding issues were up 32.2% during the last four months of the period. Fortunately for the municipal bond market, the demand aspect was solid with participation from arbitraged accounts, insurance companies, and some limited mutual fund and retail buyers.

As for interest-rate moves, the Federal Reserve continued its gradual approach to raising the federal funds rate by increasing it an additional 100 basis points to 2.75%. The Federal Open Market Committee believes that, even after this action, the stance of monetary policy remains accommodative; coupled with robust underlying growth in productivity, the Fed is providing ongoing support to economic activity. The Fed has observed that, despite the rise in energy prices, long-term inflation expectations remain well contained. As a result, the Treasury yield curve continued to flatten, as did the municipal market curve.

According to the benchmark, long-dated bonds maturing in 22-plus years provided the highest return of 4.67%. Intermediate bonds maturing in 10 years returned 1.29%, while short-dated bonds maturing in five years performed the worst, producing a return of 0.24%. 40% of the Fund’s assets are structured on the intermediate area of the yield curve, this distribution had a negative impact on the Fund’s performance versus the benchmark.

The market is concerned about the rise in the level of interest rates, and the resultant market volatility. In response to the prevailing conditions, we will: 1) remain diversified on the yield curve and purchase municipal bonds that become undervalued due to concerns about rising interest rates; 2) emphasize intermediate bonds bearing premium coupons (5.00% or higher); and 3) maintain quality.

The average quality of the Fund is AA2/ AA+, as determined by Moody’s Investors Service/ Standard and Poor’s. The Fund has an average duration of 4.97 years, which is slightly shorter than the 5.21 duration of the benchmark. The Fund’s largest state bond holdings were Texas, Illinois and Alabama.

Portfolio Manager: Alpha Benson

Class A: NTFAX

Class B: GTIBX
Class C: GTICX
Class D: NATFX
Class X: GXTFX
Class Y: GTFYX

2005 Semiannual Report 95

Core Series

Gartmore Tax-Free Income Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

		Six	One	Five	Ten
		month*	year	years	years

Class A1	without sales charge[2]	1.49%	6.09%	6.20%	5.54%
	with sales charges[3]	-3.31%	1.05%	5.17%	5.03%

Class B4	without sales charge[2]	1.11%	5.31%	5.54%	5.08%
	with sales charge[5]	-3.87%	0.31%	5.22%	5.08%

Class C6	without sales charge[2]	1.12%	5.22%	5.52%	5.25%
	with sales charge[7]	0.12%	4.22%	5.52%	5.25%

Class D8	without sales charge[2]	1.62%	6.36%	6.49%	5.73%
	with sales charge[9]	-2.93%	1.58%	5.52%	5.24%

Class X1	without sales charge[2]	1.19%	5.47%	5.60%	5.11%
	with sales charge[5]	-3.79%	0.47%	5.27%	5.11%

Class Y1	without sales charge[2]	1.19%	5.48%	5.59%	5.28%
	with sales charge[7]	0.20%	4.48%	5.59%	5.28%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBMBI is an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

96 Semiannual Report 2005

Gartmore Tax-Free Income Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Tax-Free Income Fund			11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,014.90	$4.80	0.96%
	Hypothetical [1]		$1,000.00	$1,020.24	$4.82	0.96%

Class B	Actual		$1,000.00	$1,011.10	$8.53	1.71%
	Hypothetical [1]		$1,000.00	$1,016.52	$8.59	1.71%

Class C	Actual		$1,000.00	$1,011.20	$8.53	1.71%
	Hypothetical [1]		$1,000.00	$1,016.52	$8.59	1.71%

Class D	Actual		$1,000.00	$1,016.20	$3.55	0.71%
	Hypothetical [1]		$1,000.00	$1,021.48	$3.56	0.71%

Class X	Actual		$1,000.00	$1,011.90	$7.78	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%

Class Y	Actual		$1,000.00	$1,011.90	$7.78	1.56%
	Hypothetical [1]		$1,000.00	$1,017.26	$7.83	1.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 97

Gartmore Tax-Free Income Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Municipal Bond	98.8%
Other assets in excess of liabilities	1.2%

100.0%

Top States

Texas	16.2%
Illinois	13.2%
Alabama	7.8%
Washington	5.1%
South Carolina	5.0%
Massachusetts	4.8%
Indiana	4.5%
Ohio	4.2%
Michigan	4.2%
Georgia	3.8%
Other States	31.2%

100.0%

Top Holdings

Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980	3.8%
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B	3.4%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project)	2.6%
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research)	2.4%
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A	2.3%
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992	2.2%
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds	2.1%
Illinois State General Obligation Unlimited Revenue Bonds	2.0%
Denver, Colorado City & County Airport Revenue Bonds, Series B	2.0%
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax	1.9%
Other Holdings	75.3%

100.0%

98 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Tax-Free Income Fund

Municipal Bonds (98.8%)

	Principal
	Amount	Value

Alabama (7.8%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.75%, 12/01/2015	$1,500,000	$1,610,520
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/2021	4,000,000	4,016,520
Alabama Housing Finance Authority Single-Family Revenue Bonds, (Collateralized Home Mortgage Revenue Bond Program), Series 1996-D, 6.00%, 10/01/2016	935,000	962,639
Auburn University Alabama General Fee Revenue Bonds, 5.50%, 06/01/2018	1,685,000	1,855,354
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, 4.75%, 01/01/2029	1,750,000	1,761,515
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A, 5.13%, 02/01/2029	4,000,000	4,319,559

		14,526,107

Arizona (1.0%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A, 5.63%, 01/01/2029	1,800,000	1,952,442

Colorado (2.0%)
Denver, Colorado City & County Airport Revenue Bonds, Series B, 5.50%, 11/15/2025	3,500,000	3,657,955

District of Columbia (1.4%)
District of Columbia General Obligation Unlimited Bonds, Series A, 5.50%, 06/01/2029	1,775,000	1,876,689
District of Columbia Prerefunded General Obligation Unlimited, Series A, 5.50%, 06/01/2029	725,000	800,444

		2,677,133

Florida (3.3%)
Florida State Board of Education Capital Outlay (Public Education), Series D, 5.75%, 06/01/2022	1,050,000	1,169,312
Jacksonville, Florida Electric Authority Revenue Bonds, (St. John’s River), Series 9, 5.25%, 10/01/2021	1,520,000	1,535,519
Tampa Bay Water Florida Utility System Revenue Bonds, 5.50%, 10/01/2018	3,000,000	3,511,110

		6,215,941

Georgia (3.8%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A, 5.50%, 01/01/2026	1,000,000	1,113,360
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A, 4.75%, 06/01/2028	1,000,000	1,059,360
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/2018	465,000	591,066
Georgia Municipal Electric Power Authority Revenue Bonds, Unrefunded Series V, 6.60%, 01/01/2018	2,285,000	2,766,016
Georgia Private College & Universities Authority, Refunding Revenue Bonds, (Mercer University Project), Series A, 5.25%, 10/01/2025	1,500,000	1,535,130

		7,064,932

Illinois (13.2%)
Chicago Park District, Illinois General Obligation Unlimited Tax Park Bonds, Series 1996, 5.60%, 01/01/2021	3,050,000	3,219,519
Chicago, Illinois Project General Obligation Limited, Series A, 5.38%, 01/01/2024	2,930,000	3,157,456
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/ Sunbelt Obligation), 5.50%, 11/15/2020	1,750,000	1,852,235
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/ Sunbelt Obligation), 5.65%, 11/15/2024	3,000,000	3,158,160
Illinois State Building, Illinois Sales Tax Revenue Bonds, Series V, 6.38%, 06/15/2017	2,500,000	2,561,575
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/2023	3,425,000	3,675,607
Illinois State Sales Tax Revenue Bonds, 5.00%, 06/15/2019	2,000,000	2,159,760
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/2024	4,500,000	4,880,474

		24,664,786

Indiana (4.5%)
Ball State University Student Fee Revenue Bonds, Series J, 6.20%, 07/01/2020	1,000,000	1,155,210
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/2015	5,335,000	7,201,396

		8,356,606

2005 Semiannual Report 99

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Tax-Free Income Fund (Continued)

Core Series

Municipal Bonds (continued)

	Principal
	Amount	Value

Kansas (0.9%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11), 6.75%, 11/15/2019	$1,500,000	$1,726,290

Louisiana (0.9%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B, 5.88%, 05/15/2039	1,750,000	1,743,928

Massachusetts (4.8%)
Massachusetts Bay Transportation Authority Revenue Bonds, (General Transportation System), Series A, 5.38%, 03/01/2019	2,000,000	2,062,840
Massachusetts State Consumer Loan General Obligation Limited, Series C, 5.50%, 11/01/2015	1,500,000	1,718,940
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 08/01/2019	1,000,000	1,152,170
Massachusetts State General Obligation Unlimited Bonds, Series D, 5.50%, 10/01/2018	2,000,000	2,304,420
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/2021	95,000	105,376
Massachusetts State Unrefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/2021	1,405,000	1,558,454

		8,902,200

Michigan (4.2%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/2012	3,500,000	4,030,040
Michigan State Hospital Finance Authority Refunding Revenue Bonds, (Henry Ford Health), 6.00%, 11/15/2024	1,500,000	1,578,960
Michigan State Hospital Finance Authority Revenue Bonds, (Ascension Health Credit), Series A, 5.75%, 11/15/2018	2,000,000	2,235,300

		7,844,300

Minnesota (0.9%)
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds, 5.75%, 02/01/2018	1,500,000	1,638,225

Missouri (1.1%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A, 5.50%, 12/01/2012	1,415,000	1,599,827
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion, 6.55%, 07/01/2014	365,000	366,789

		1,966,616

Nevada (1.3%)
Nevada State Highway Impt. Revenue Bonds, 5.50%, 12/01/2018	1,000,000	1,132,780
University of Nevada Community College Revenue Bonds, 5.38%, 07/01/2020	1,200,000	1,283,652

		2,416,432

New Jersey (2.5%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.75%, 06/15/2017	1,000,000	1,157,290
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series B, 6.00%, 12/15/2015	2,000,000	2,315,861
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/2016	790,000	952,392
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded Series 1991-C, 6.50%, 01/01/2016	210,000	251,439

		4,676,982

New Mexico (0.8%)
Bernalillo County, New Mexico Gross Receipts Tax Revenue Bonds, 5.25%, 10/01/2026	1,500,000	1,582,485

New York (1.2%)
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E, 6.00%, 04/01/2014	1,000,000	1,163,260
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/2019	795,000	902,420
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/2019	205,000	232,700

		2,298,380

North Carolina (2.8%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A, 6.25%, 03/01/2017	835,000	852,477
North Carolina Medical Care Commission Hospital Revenue Bonds (Firsthealth of the Carolinas), 4.75%, 10/01/2026	2,000,000	2,028,480

100 Semiannual Report 2005

Municipal Bonds (continued)

	Principal
	Amount	Value

North Carolina (continued)
North Carolina Medical Care Commission Hospital Revenue Bonds, (Gaston Health Care), 5.00%, 02/15/2029	$2,300,000	$2,338,916

		5,219,873

Ohio (4.2%)
Cleveland, Ohio Waterworks Revenue Bonds, Series K, 5.25%, 01/01/2020	1,000,000	1,113,140
Franklin County, Ohio Hospital Refunding & Improvement Revenue Bonds, (The Children’s Hospital Project), Series 1996-A, 5.75%, 11/01/2020	1,100,000	1,140,887
Hamilton, Ohio City School District General Obligation Bonds, Series A, 5.50%, 12/01/2019	1,000,000	1,112,560
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center), 6.75%, 04/01/2018	2,500,000	2,765,225
Ohio State Building, Ohio Sales Tax Revenue Bonds, 5.00%, 04/01/2017	1,655,000	1,781,310

		7,913,122

Pennsylvania (0.6%)
Pennsylvania State University General Obligation Unlimited Bonds, 5.25%, 03/01/2016	1,000,000	1,100,140

South Carolina (5.0%)
Greenville, South Carolina Waterworks Revenue Bonds, 5.25%, 02/01/2016	1,685,000	1,845,800
South Carolina State Housing Finance & Development Authority Homeownership Mortgage Purchase Bonds, Series 1994-A, 6.38%, 07/01/2016	955,000	967,234
South Carolina State Public Service Authority Revenue Bonds, Series A, 5.50%, 01/01/2022	1,000,000	1,088,340
South Carolina Transportation Infrastructure Revenue Bonds, 5.50%, 10/01/2030	1,000,000	1,109,060
South Carolina Transportation Infrastructure Revenue Bonds, Series A, 5.38%, 10/01/2024	3,000,000	3,263,969
Spartanburg, South Carolina Water System Revenue Bonds, Series 1996, 6.10%, 06/01/2021	1,000,000	1,035,980

		9,310,383

Tennessee (2.9%)
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/2024	4,200,000	4,404,708
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 6.00%, 07/01/2014	1,000,000	1,100,520

		5,505,228

Texas (16.2%)
Beaumont Independent School District, Texas General Obligation Unlimited Tax School Building Bonds, Series 1996, 5.00%, 02/15/2016	2,325,000	2,366,850
Collin County, Texas Permanent Improvement General Obligation Limited Tax Bonds, Series A, 5.50%, 02/15/2019	1,300,000	1,417,702
Comal, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, 5.63%, 08/01/2019	2,000,000	2,207,540
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996, 5.00%, 02/15/2018	2,300,000	2,390,527
Fort Worth, Texas General Obligation Limited Tax Bonds, 5.63%, 03/01/2017	1,350,000	1,418,810
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/2027	5,325,000	6,309,219
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series 1997, 5.38%, 08/15/2017	1,500,000	1,559,385
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series A, 4.75%, 02/15/2026	2,000,000	2,023,320
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds, 5.00%, 08/15/2022	1,000,000	1,058,030
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992, 6.00%, 01/01/2017	1,245,000	1,506,201
Montgomery County, Texas General Obligation Limited, 5.25%, 09/01/2019	1,000,000	1,076,740
San Antonio, Texas Water Revenue Bonds, 5.00%, 05/15/2025	1,000,000	1,045,160
Socorro, Texas Independent School District General Obligation Unlimited Tax Bonds, Series A, 5.75%, 02/15/2014	1,000,000	1,076,950
Spring Branch, Texas Independent School District General Obligation Limited, 5.20%, 02/01/2020	1,500,000	1,600,155

2005 Semiannual Report 101

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Tax-Free Income Fund (Continued)

Core Series

Municipal Bonds (continued)

	Principal
	Amount	Value

Texas (continued)
United Independent School District General Obligation Unlimited Tax Bonds, 5.38%, 08/15/2025	$1,000,000	$1,094,690
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien), 5.38%, 08/01/2019	2,000,000	2,176,920
		30,328,199

Vermont (1.2%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/2023	2,000,000	2,257,920

Virginia (3.7%)
Fairfax County, Virginia Water Authority Refunding Revenue Bonds, Series 1992, 6.00%, 04/01/2022	940,000	1,008,930
Henrico County, Virginia Water & Sewer System Refunding Revenue Bonds, Series 1994, 5.88%, 05/01/2014	1,205,000	1,220,099
Virginia College Building Authority Educational Facilities Revenue Bonds, 5.00%, 02/01/2018	2,955,000	3,162,175
Virginia Commonwealth Transportation Board Revenue Bonds, 5.00%, 04/01/2018	1,435,000	1,537,818
		6,929,022

Washington (5.1%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds, 5.13%, 03/01/2026	1,000,000	1,042,570
Seattle, Washington Water Systems Revenue Bonds, 5.38%, 03/01/2029	2,000,000	2,133,060
Washington State General Obligation Limited, 5.00%, 01/01/2015	1,500,000	1,609,500
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/2022	3,500,000	3,627,015
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series C, 5.80%, 01/01/2017	1,000,000	1,106,630
		9,518,775

Wisconsin (1.5%)
Wisconsin State General Obligation Unlimited, Series C, 5.55%, 05/01/2021	1,000,000	1,106,650
Wisconsin State Transportation Revenue Bonds, Series A, 5.50%, 07/01/2016	1,500,000	1,670,325
		2,776,975
		184,771,377
Total Municipal Bonds
		184,771,377
Total Investments (Cost $170,040,285) (a) — 98.8%
		2,300,379
Other assets in excess of liabilities — 1.2%
		$ 187,071,756
NET ASSETS — 100.0%

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

Industry	Percent	Value

Air, Water, & Solid Waste	1.16%	$2,176,920
Airports Flying Fields	2.55%	4,771,315
Colleges & Universities	4.97%	9,294,337
Educational Services	0.58%	1,076,950
Electric & Other Services	0.82%	1,535,519
Elementary & Secondary Schools	4.57%	8,541,030
Environmental Quality	0.20%	366,789
Facilities Support Services	4.12%	7,706,945
Finance, Taxation, & Money	7.70%	14,395,205
General Obligation	22.61%	42,305,232
Health Services	7.52%	14,072,368
Highway & Street Construction	1.43%	2,670,598
Hospitals	11.11%	20,776,893
Local & Suburban	1.10%	2,062,840
Regulation, Administration of Transportation	1.54%	2,874,157
Regulation, Administration of Utilities	0.56%	1,042,570
Single Family Housing	1.49%	2,782,349
Tobacco & Tobacco Products	3.94%	7,370,968
Transportation Services	8.04%	15,047,576
Water, sewer, & Utility	12.78%	23,900,816

	98.79%	$184,771,377

See notes to financial statements.

102 Semiannual Report 2005

Core Series

Gartmore Money Market Fund

For the semiannual period ended April 30, 2005, the Gartmore Money Market Fund returned 0.90% (Prime Shares) versus 0.78% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds was 0.75%.

The rate of U.S. inflation was 1.95% for the semiannual period.

The Federal Open Market Committee’s (FOMC) assessment of growth/prices has been balanced during the reporting period. The target federal funds rate was increased from 1.75% on October 31, 2004, to 2.75% by April 30, 2005. These increases were made at a measured pace—25 basis points at each of the four FOMC meetings held during the reporting period (in November and December 2004, and in February and March 2005).

At the end of the period, the Fund held 74.2% of its assets in fixed-rate securities and 25.6% in variable-rate securities. Asset-backed investments represented 39.2% of the Fund’s fixed-rate securities and provided three to six basis points of additional return over traditional commercial paper issues. The Fund’s investment in variable-rate issues was a factor in the Fund’s ability to earn a competitive return versus its benchmark. The variable-rate issues are interest-bearing obligations, and the interest rate on these issues is reset monthly at spreads based on the LIBOR (London Interbank Offer Rate), the international rate that banks borrow from other banks at.

The Fund’s total net assets were $1.8 billion on April 30, 2005, versus $1.6 billion at October 31, 2004. The Fund strives to balance the liquidity needs of the shareholders and provide above-average returns.

The Fund’s weighted average maturity was 33 days as of April 30, 2005, versus 40 days as of October 31, 2004. Fund management anticipated that the FOMC would squeeze liquidity out of the market by increasing the target federal funds rate. The decision to shorten the Fund’s weighted average maturity allowed the Fund to re-invest its assets at current market rates rather than lag the increases in the target federal funds rate.

Portfolio Manager: Patricia A. Mynster

Institutional Class: GMIXX

Prime: MIFXX
Service Class: NWSXX

2005 Semiannual Report 103

Core Series

Gartmore Money Market Fund

Fund Performance

Average Annual Total Return

(For Periods Ended April 30, 2005)

	Six	One	Five	Ten
	month*	year	years	years

Institutional Class Shares[1]	0.93%	1.37%	2.19%	3.62%

Prime Shares	0.90%	1.32%	2.14%	3.59%

Service Class Shares[1]	0.83%	1.16%	2.02%	3.52%

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results.

*	Not Annualized.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, the IMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/05. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The IMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

104 Semiannual Report 2005

Gartmore Money Market Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expense

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
Money Market		Account Value,	Account Value,	Expenses Paid	Annualized
Fund		11/1/04	4/30/05	During Period*	Expense Ratio*

Institutional Class	Actual	$1,000.00	$1,009.30	$2.69	0.54%
	Hypothetical [1]	$1,000.00	$1,022.32	$2.71	0.54%

Prime	Actual	$1,000.00	$1,009.00	$2.94	0.59%
	Hypothetical [1]	$1,000.00	$1,022.07	$2.96	0.59%

Service Class	Actual	$1,000.00	$1,008.30	$3.73	0.75%
	Hypothetical [1]	$1,000.00	$1,021.28	$3.77	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 105

Gartmore Money Market Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Commercial Paper	66.6%
Floating Rate Notes	24.9%
U.S. Government Sponsored and Agency Obligations	4.3%
Taxable Municipal Notes	3.1%
Certificates of Deposit	1.3%
Liabilities in excess of other assets	-0.2%

100.0%

Top Industries

Banks—Foreign	15.9%
Asset Backed Securities— Yankee	12.7%
Asset Backed Trade & Term Receivables	8.6%
Broker/Dealers	7.7%
Personal Credit Institutions	6.0%
Asset Backed Securities— Domestic	5.4%
Asset Backed Home Loans	4.8%
Banks— Mortgage	4.8%
Asset Backed CDO	4.7%
Finance Services	4.6%
Other Industries	24.8%

100.0%

Top Holdings

Kitty Hawk Funding Corp., 2.79%, 05/02/05	2.8%
CC USA, Inc., 2.67%, 05/03/05	2.2%
Svenska Handelsbank, Inc., 3.04%, 07/07/05	2.2%
Iowa Student Loan Liq. Co., 2.80%, 05/04/05	1.8%
Nationwide Building Society, 2.85%, 05/10/05	1.8%
Check Point Charlie, Inc., 3.07%, 06/14/05	1.8%
Abbey National North America LLC, 2.92%, 05/11/05	1.7%
Georgetown Funding Co., 2.92%, 05/17/05	1.7%
Barclays US Funding Corp., 3.03%, 05/31/05	1.6%
American General Finance Corp., 2.92%, 05/19/05	1.5%
Other Holdings	80.9%

100.0%

106 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Money Market Fund

Commercial Paper (66.6%)

	Principal
	Amount	Value

ASSET BACKED CDO - TRUST PREFERRED (3.1%)
Lockhart Funding LLC (3.1%)
2.75%, 05/04/05 (b)	$1,121,000	$1,120,744
2.88%, 05/06/05 (b)	20,000,000	19,992,028
2.93%, 05/12/05 (b)	10,000,000	9,991,047
3.05%, 06/17/05 (b)	25,000,000	24,900,778

		56,004,597

ASSET BACKED HOME LOANS (4.8%)
Georgetown Funding Co. (2.7%)
2.92%, 05/17/05 (b)	30,000,000	29,961,200
2.98%, 05/24/05 (b)	20,000,000	19,961,922

		49,923,122

Thornburg Mortgage Capital (2.1%)
2.84% - 2.86%, 05/02/05 (b)	14,000,000	13,998,892
2.87%, 05/06/05 (b)	15,000,000	14,994,021
2.97%, 05/16/05 (b)	8,000,000	7,990,100

		36,983,013

		86,906,135

ASSET BACKED SECURITIES - DOMESTIC (4.2%)
CC USA, Inc. (2.3%)
2.67%, 05/03/05 (b)	40,000,000	39,994,067

Harrier Financial Funding US LLC (1.9%)
2.94%, 05/25/05 (b)	14,000,000	13,972,654
3.01%, 05/27/05 (b)	4,951,000	4,940,237
2.96%, 06/06/05 (b)	2,000,000	1,994,100
2.96%, 06/10/05 (b)	2,000,000	1,993,444
3.30%, 09/22/05 (b)	12,000,000	11,844,000

		34,744,435

		74,738,502

ASSET BACKED SECURITIES - YANKEE (7.8%)
Check Point Charlie, Inc. (3.8%)
2.74%, 05/10/05 (b)	10,600,000	10,592,739
2.97%, 05/25/05 (b)	11,000,000	10,978,293
2.97%, 06/01/05 (b)	6,000,000	5,984,681
3.07%, 06/14/05 (b)	31,500,000	31,384,249
3.10%, 07/11/05 (b)	10,000,000	9,939,256
3.21%, 08/24/05 (b)	1,200,000	1,187,810

		70,067,028

Giro Funding Corp. (1.1%)
3.07%, 07/15/05 (b)	20,000,000	19,872,917

K2 (USA) LLC (0.7%)
2.81%, 05/09/05 (b)	8,200,000	8,194,879
3.17%, 08/26/05 (b)	4,050,000	4,008,670

		12,203,549

Premier Asset Collateralized Entity LLC (1.0%)
2.77%, 05/18/05 (b)	10,000,000	9,986,967
2.93%, 05/25/05 (b)	7,500,000	7,485,633

		17,472,600

Stanfield Victoria Funding LLC (1.2%)
2.95%, 05/25/05 (b)	3,700,000	3,692,748
2.96%, 05/31/05 (b)	7,313,000	7,295,022
3.03%, 06/23/05 (b)	10,000,000	9,955,686

		20,943,456

		140,559,550

ASSET BACKED TRADE & TERM RECEIVABLES (8.6%)
Delaware Funding Corp. (0.2%)
3.02%, 05/20/05 (b)	2,981,000	2,976,249

Falcon Asset Securitization Corp. (2.2%)
2.89%, 05/16/05 (b)	19,358,000	19,334,690
2.91%, 05/17/05 (b)	20,000,000	19,974,133

		39,308,823

Kitty Hawk Funding Corp. (2.9%)
2.79%, 05/02/05 (b)	50,232,000	50,228,108
2.72%, 05/06/05 (b)	359,000	358,864

		50,586,972

Old Line Funding Corp. (2.4%)
2.91%, 05/11/05 (b)	5,000,000	4,995,958
2.85%, 05/12/05 (b)	9,060,000	9,052,110
2.92%, 05/23/05 (b)	17,032,000	17,001,797
2.92%, 05/24/05 (b)	8,465,000	8,449,208
3.02%, 06/08/05 (b)	2,306,000	2,298,673
3.02%, 06/20/05 (b)	1,803,000	1,795,488

		43,593,234

Variable Funding Capital Corp. (0.9%)
2.89%, 05/23/05 (b)	16,700,000	16,670,608

		153,135,886

BANKS - DOMESTIC (0.6%)
Bank Of America Corp. (0.6%)
2.92%, 06/08/05	10,000,000	9,969,389

BANKS - FOREIGN (14.3%)
Abbey National North America LLC (2.1%)
2.92%, 05/09/05	8,330,000	8,324,595
2.92%, 05/11/05	30,000,000	29,975,666

		38,300,261

ANZ National (Int’l) Ltd. (1.2%)
2.77%, 05/19/05 (b)	15,000,000	14,979,300
3.00%, 05/23/05 (b)	5,700,000	5,689,738

		20,669,038

2005 Semiannual Report 107

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Money Market Fund (Continued)

Core Series

Commercial Paper (continued)

	Principal
	Amount	Value

BANKS - FOREIGN (continued)
Barclays US Funding Corp. (1.7%)
2.81%, 05/10/05	$300,000	$299,789
2.82%, 05/18/05	1,938,000	1,935,428
3.03%, 05/31/05	28,096,000	28,025,175

		30,260,392

Dresdner US Finance, Inc. (0.3%)
2.98%, 06/07/05	5,090,000	5,074,463

HBOS Treasury Services PLC (0.6%)
2.87%, 06/02/05	10,000,000	9,974,667

National Australia Funding (DE) (0.4%)
2.93%, 05/05/05	7,597,000	7,594,535

Societe Generale North American (2.4%)
2.76%, 05/03/05	20,000,000	19,999,988
2.97%, 05/05/05	18,155,000	18,148,999
2.91%, 05/13/05	5,000,000	4,995,150

		43,144,137

Svenska Handelsbank, Inc (2.2%)
3.04%, 07/07/05	40,000,000	39,775,178

UBS Finance (DE) LLC (3.0%)
2.91%, 05/09/05	1,250,000	1,249,192
2.88%, 05/20/05	10,204,000	10,188,544
2.92%, 05/27/05	20,369,000	20,326,191
2.92%, 05/31/05	18,333,000	18,288,466
2.99%, 06/22/05	1,600,000	1,593,119
3.02%, 06/29/05	500,000	497,542

		52,143,054

Westpac Capital Corp. (0.4%)
2.96%, 06/09/05	1,300,000	1,295,860
2.98%, 06/17/05	700,000	697,295
3.06%, 07/22/05	5,700,000	5,660,660

		7,653,815

		254,589,540

BANKS - MORTGAGE (3.0%)
Countrywide Home Loans (1.1%)
2.92%, 05/06/05	2,068,000	2,067,161
2.93%, 05/12/05	18,353,000	18,336,569

		20,403,730

Nationwide Building Society (1.9%)
2.85%, 05/10/05	32,000,000	31,977,280
2.88%, 05/16/05	1,900,000	1,897,728

		33,875,008

		54,278,738

BROKER / DEALERS (4.4%)
Citicorp Global Markets Holding, Inc. (1.1%)
3.00%, 05/20/05	20,000,000	19,968,333

Goldman Sachs Group, Inc. (1.1%)
3.00%, 05/20/05	20,000,000	19,968,333

Morgan Stanley Dean Witter & Co. (2.2%)
2.90%, 05/17/05	20,000,000	19,974,223
3.01%, 06/21/05	19,045,000	18,964,059

		38,938,282

		78,874,948

FINANCE LESSORS (3.4%)
PB Finance (Delaware) (3.4%)
3.00%, 05/18/05	2,893,000	2,888,902
3.03%, 06/16/05	6,970,000	6,943,104
3.03%, 06/22/05	15,000,000	14,934,567
3.06%, 06/28/05	14,666,000	14,594,169
3.09%, 07/05/05	22,125,000	22,002,440

		61,363,182

FINANCE SERVICES (4.6%)
ING US Funding (1.4%)
3.01%, 05/27/05	20,000,000	19,956,522
2.99%, 06/16/05	4,500,000	4,482,923

		24,439,445

Private Export Funding Corp (3.1%)
2.96%, 06/14/05 (b)	2,161,000	2,153,208
2.65%, 06/23/05 (b)	25,000,000	24,902,464
2.66%, 06/27/05 (b)	2,800,000	2,788,207
2.65%, 06/28/05 (b)	10,000,000	9,957,306
3.08%, 07/27/05 (b)	16,500,000	16,377,983

		56,179,168

Rabobank USA Finance Corp. (0.1%)
2.90%, 05/20/05	1,400,000	1,397,865

		82,016,478

MOTOR VEHICLE PARTS & ACCESSORIES (0.2%)
Honeywell International, Inc. (0.2%)
3.00%, 05/05/05 (b)	3,170,000	3,168,943

PERSONAL CREDIT INSTITUTIONS (4.0%)
American General Finance Corp. (3.7%)
2.80%, 05/04/05	20,000,000	19,995,333
2.93%, 05/16/05	777,000	776,055
2.92%, 05/19/05	26,552,000	26,513,234
3.03%, 06/20/05	10,000,000	9,958,056
3.03%, 06/21/05	9,825,000	9,782,965

		67,025,643

108 Semiannual Report 2005

Commercial Paper (continued)

	Principal
	Amount	Value

PERSONAL CREDIT INSTITUTIONS (continued)
General Electric Capital Corp. (0.3%)
2.89%, 05/23/05 (b)	$552,000	$551,028
2.89%, 05/24/05 (b)	5,011,000	5,001,780

		5,552,808

		72,578,451

RAILROAD TRANSPORTATION (0.9%)
Network Rail Fin PLC (0.9%)
2.65%, 05/03/05 (b)	9,700,000	9,698,572
2.87%, 05/13/05 (b)	7,000,000	6,993,303

		16,691,875

SOFTWARE (1.4%)
Oracle Corp. (1.4%)
3.09%, 07/05/05	15,000,000	14,916,855
3.07%, 07/06/05	10,000,000	9,944,083

		24,860,938

SUBDIVIDERS & DEVELOPERS (1.3%)
Yorkshire Building Society (1.3%)
2.96%, 06/14/05	14,000,000	13,949,607
3.03%, 06/28/05	10,000,000	9,951,506

		23,901,113

Total Commercial Paper		1,193,638,265

Floating Rate Notes (24.9%)
ASSET BACKED CDO (4.7%)
Castle Hill III CLO Ltd. (0.6%)
3.05%, 09/15/15 (b)(c)	10,000,000	10,000,000

Commodore CDO I LTD Class A1MM (0.8%)
3.08%, 12/12/38 (b)(c)	15,000,000	15,000,000

Davis Square Funding Ltd. (0.6%)
2.90%, 144A, 05/06/39 (b)(c)	10,000,000	10,000,000

Newcastle CDO Ltd. (1.6%)
3.05%, 09/24/38 (b)(c)	10,000,000	10,000,000
3.02%, 04/24/40 (b)(c)	20,000,000	20,000,000

		30,000,000

NorthLake CDO Class I-MM (1.1%)
3.035%, 03/06/33 (b)(c)	20,000,000	20,000,000

		85,000,000

ASSET BACKED EQUIPMENT TRUST (0.0%)
Marlin Leasing Receivables LLC (0.0%)
3.00%, 08/15/05 (b)(c)	701,804	701,804

ASSET BACKED SECURITIES - DOMESTIC (1.2%)
Harrier Financial Funding US LLC (1.2%)
2.92%, 02/15/06 (b)(c)	12,000,000	11,999,047
2.91%, 03/15/06 (b)(c)	10,000,000	9,998,097

		21,997,144

ASSET BACKED SECURITIES - YANKEE (4.9%)
Premier Asset Collateralized Entity LLC (0.8%)
2.91%, 09/15/05 (b)(c)	15,000,000	14,998,874

Sigma Finance, Inc. (1.9%)
2.94%, 09/15/05 (b)(c)	15,000,000	15,000,491
2.97%, 11/29/05 (b)(c)	19,000,000	18,995,440

		33,995,931

Stanfield Victoria Funding LLC (2.2%)
2.99%, 05/25/05 (b)(c)	10,000,000	9,999,723
2.94%, 06/15/05 (b)(c)	10,000,000	9,999,996
2.93%, 08/12/05 (b)(c)	17,000,000	16,999,039

		36,998,758

		85,993,563

BANKS - DOMESTIC (1.3%)
Bank Of America Corp. (0.6%)
2.80%, 12/14/05 (c)	10,000,000	10,000,000

Wells Fargo & Co. (0.7%)
2.92%, 01/02/06 (b)(c)	13,000,000	13,000,000

		23,000,000

BANKS - FOREIGN (1.6%)
HBOS Treasury Services PLC (1.0%)
2.90%, 11/20/05 (c)	18,000,000	18,000,000

Westdeutsche Landesbank Giro (0.6%)
2.86%, 06/10/05 (b)(c)	10,000,000	10,000,000

		28,000,000

BANKS - MORTGAGE (1.8%)
Northern Rock PLC (1.8%)
3.00%, 10/07/05 (b)(c)	12,500,000	12,500,000
2.88%, 05/03/05 (b)(c)	20,000,000	20,000,000

		32,500,000

BROKER / DEALERS (3.3%)
Bear Stearns Cos., Inc. (0.1%)
3.18%, 05/15/05 (c)	2,500,000	2,506,485

Goldman Sachs Group, Inc. (2.1%)
2.97%, 07/29/05 (b)(c)	13,000,000	13,000,000
3.12%, 10/03/05 (b)(c)	10,000,000	10,000,000
3.08%, 03/22/06 (b)(c)	13,000,000	13,000,000

		36,000,000

2005 Semiannual Report 109

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Money Market Fund (Continued)

Core Series

Floating Rate Notes (continued)

	Principal
	Amount	Value

BROKER / DEALERS (continued)
Morgan Stanley Dean Witter & Co. (1.1%)
2.86%, 02/03/06 (c)	$20,000,000	$20,000,000

		58,506,485

FINANCE - CONSUMER LOANS (1.1%)
HSBC USA, Inc. (1.1%)
3.01%, 03/24/06 (c)	20,000,000	20,000,000

INSURANCE (0.8%)
Allstate Life Global Funding (0.8%)
2.91%, 05/08/05 (b)(c)	15,000,000	15,000,000

PERSONAL CREDIT INSTITUTIONS (2.0%)
American Honda Finance Corp. (0.6%)
2.835%, 12/06/05 (c)	10,000,000	10,000,000

General Electric Capital Corp. (1.4%)
3.01%, 07/09/05 (b)(c)	19,000,000	19,000,000
3.07%, 05/17/05 (b)(c)	7,000,000	7,000,000

		26,000,000

		36,000,000

U.S. GOVERNMENT SPONSORED & AGENCY OBLIGATIONS (2.2%)
Federal Home Loan Bank (1.1%)
2.87%, 09/16/05 (c)	20,000,000	19,998,354

Federal National Mortgage Association(1.1%)
3.09%, 10/07/05 (c)	20,000,000	20,012,026

		40,010,380

Total Floating Rate Notes		446,709,376

U.S. Government Sponsored & Agency Obligations (4.3%)
FEDERAL HOME LOAN BANK (0.9%)
2.84%, 05/11/05	600,000	599,528
3.00%, 05/14/05, Callable	15,000,000	15,000,000
2.75%, 02/06/06

		15,599,528

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.4%)
1.40%, 05/03/05, Callable	10,000,000	10,000,000
1.50%, 05/09/05, Callable	10,000,000	10,000,000
2.55%, 05/18/05	14,880,000	14,862,047
2.98%, 06/22/05	26,027,000	25,915,720

		60,777,767

Total U.S. Government Sponsored & Agency Obligations		76,377,295

Taxable Municipal Notes (3.1%)

	Principal
	Amount	Value
Taxable Municipal Notes (3.1%)

ELECTRIC UTILITY (0.9%)
South Carolina Public Service Authority (0.9%)
3.03%, 05/31/05	15,564,000	15,524,701

FINANCE - CONSUMER LOANS (1.8%)
Iowa Student Loan Liq. Co. (1.8%)
2.80%, 05/04/05	32,659,000	32,651,363

FINANCE, TAXATION, & MONETARY POLICY (0.4%)
Sunshine State Governmental Financing Commission (0.4%)
2.86%, 05/09/05	7,108,000	7,103,482

Total Taxable Municipal Notes		55,279,546

Certificates of Deposit (1.3%)
BANKS - DOMESTIC (1.3%)
Washington Mutual, Inc. (1.3%)
2.81%, 05/03/05	24,000,000	23,999,970

Total Certificates of Deposit		23,999,970

Money Market (0.0%)
Management Investment, Open-End - Mutual Funds (0.0%)
AIM Liquid Assets Portfolio - Institutional Class	4,958	4,958
AIM Prime Portfolio - Institutional Class	28,082	28,082

Total Money Market		33,040

Total Investments (Cost $1,796,037,492) (a) — 100.2%		1,796,037,492
Liabilities in excess of other assets — (0.2)%		(3,079,776)

NET ASSETS — 100.0%		$1,792,957,716

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2), or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2005. The maturity date represents the next reset date for the security.

CDO      Collateralized Debt Obligation

110 Semiannual Report 2005

Core Series

Gartmore Morley Enhanced Income Fund

For the semiannual period ended April 30, 2005, the Gartmore Morley Enhanced Income Fund returned 0.70% (Class A at NAV) versus 0.82% for its benchmark, the Lipper Ultra-Short Duration Bond Fund Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds was 0.36%.

Interest rates on short- and intermediate-term U.S. Treasury debt obligations rose during the reporting period. Rate increases were modest for the first half of the period until sharp hikes in the price of crude oil in February helped push rates higher in anticipation of higher inflation. Rates on the U.S. Treasury two-year Note moved from 2.55% to a high of 3.87% near the end of March. During the last month of the reporting period, some softening of oil prices and indications that the economy was experiencing a period of softer growth helped to bring the yield down to close the month of April at 3.65%.

Credit spreads between high-quality debt instruments and the U.S. Treasury benchmarks narrowed during the reporting period, although some widening during the last month brought spreads off their low. Fund performance was driven by investments in high-quality asset-backed and corporate bonds, because the tightening of spreads resulted in stronger performance from these sectors. The increase in rates resulted in a decrease in the Fund’s NAV. To control the Fund’s duration, or sensitivity to changes in interest rates, futures contracts on U.S. Treasury securities were used as a hedging instrument. The result was a positive net total return. The Fund also was invested in U.S. government Agency mortgage-backed securities and commercial mortgage-backed securities.

At the end of the reporting period, the duration of the Fund was 0.68 years; the Fund continues to hold the majority of its assets in high-quality asset-backed and corporate bond issues with the expectation that these sectors will continue to offer good returns relative to lower-yielding government securities.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NMEAX

Institutional Class: NMEIX
Institutional Service Class: NMESX
Class R: GMERX

2005 Semiannual Report 111

Core Series

Gartmore Morley Enhanced Income Fund

Fund Performance

Average Annual Total Return

(For periods ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A	without sales charges[2]	0.70%	1.16%	2.06%	2.14%
	with sales charges[3]	-3.11%	-2.65%	1.27%	1.41%

Class R [4,5]		0.59%	0.92%	2.00%	2.09%

Institutional Class[4]		0.87%	1.51%	2.42%	2.53%

Institutional Service Class[4]		0.64%	1.15%	2.16%	2.27%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 3.75% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

112 Semiannual Report 2005

Gartmore Morley Enhanced Income Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expense

Expense Analysis of a $1,000 Investment
(April 30, 2005)

		Beginning	Ending
Morley Enhanced		Account Value	Account Value	Expenses Paid	Annualized
Income Fund		11/1/04	4/30/05	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$1,003.03	$3.98	0.80%
	Hypothetical [1]	$1,000.00	$1,021.03	$4.02	0.80%

Class R	Actual	$1,000.00	$1,002.33	$3.58	0.72%
	Hypothetical [1]	$1,000.00	$1,021.43	$3.62	0.72%

Institutional Service Class	Actual	$1,000.00	$1,002.93	$3.48	0.70%
	Hypothetical [1]	$1,000.00	$1,021.53	$3.51	0.70%

Institutional Class	Actual	$1,000.00	$1,006.47	$2.24	0.45%
	Hypothetical [1]	$1,000.00	$1,022.77	$2.26	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2005 Semiannual Report 113

Gartmore Morley Enhanced Income Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Asset Backed Securities	67.5%
Commercial Mortgage Backed Securities	16.4%
Collaterized Mortgage Obligations	7.4%
Cash Equivalents	4.5%
U.S. Government Agencies—Mortgages	1.4%
Sovereign Bonds	1.3%
U.S. Government Agencies	1.3%
Other Investments*	1.9%
Liabilities in excess of other assets**	-1.7%

100.0%

Top Industries

Auto Loans	21.9%
Credit Cards	15.8%
Asset-Backed Home Equity	14.2%
Financial Services	13.5%
Federal Home Loan Mortgage Corporation	5.7%
Federal National Mortgage Association	3.9%
Sovereign Bond	1.3%
Rate Reduction Bonds	1.3%
Agency Wrapped	0.8%
Whole Loans	0.5%
Other Industries	21.1%

100.0%

Top Holdings***

Countrywide, 4.28%, 03/25/35	1.8%
Capital One Auto Finance Trust, 2.96%, 04/15/09	1.6%
Americredit Automobile Receivables Trust, 2.18%, 07/07/08	1.6%
Banc of America Commercial Mortgage, Inc., 4.36%, 11/10/42	1.6%
Wells Fargo Co., 6.88%, 04/01/06	1.4%
Residential Asset Mortgage Products, Inc., 3.18%, 03/25/27	1.4%
Commercial Mortgage Asset Trust, 6.59%, 01/17/32	1.4%
JP Morgan Chase Commercial Mortgage Securities Corp., 4.47%, 11/15/35	1.4%
Morgan Stanley Dean Witter, 6.10%, 04/15/06	1.3%
JP Morgan Chase & Co., 5.63%, 08/15/06	1.3%
Other Holdings	85.2%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

114 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Morley Enhanced Income Fund

Asset Backed Securities (67.5%)

	Principal
	Amount	Value

Agency Wrapped (0.8%)
Federal Home Loan Mortgage Corporation (0.5%)
Series T-50, Class A7, 3.55%, 10/27/31	$2,000,000	$1,960,559

Federal National Mortgage Association(0.3%)
Series 2003-W13, Class AF3, 2.85%, 10/25/33	1,097,678	1,093,462

		3,054,021

Auto Loans (21.9%)
Americredit Automobile Receivables Trust, Series 2003-AM, Class A4A, 3.10%, 11/06/07	5,000,000	4,962,113
Americredit Automobile Receivables Trust, Series 2004-AF. Class A3, 2.18%, 07/07/08	6,200,000	6,140,028
Americredit Automobile Receivables Trust, Series 2003-BX, Class A4A, 2.72%, 01/06/10	5,000,000	4,933,847
Capital Auto Receivables Asset Trust, Series 2003-1, A2A, 2.27%, 01/17/06	295,980	295,861
Capital Auto Receivables Asset Trust, Series 2003-2, Class A3A, 1.44%, 02/15/07	1,375,008	1,364,637
Capital Auto Receivables Asset Trust, Series 2002-1, Class A4, 4.16%, 07/16/07	2,428,629	2,429,430
Capital One Auto Finance Trust, Series 2004-A, Class A1, 2.22%, 08/15/07	2,940,251	2,925,083
Capital One Auto Finance Trust, Series 2004-B, Class A3, 2.96%, 04/15/09	6,270,000	6,187,029
Capital One Auto Finance Trust, Series 2002-C, Class A4, 3.44%, 06/15/09	4,000,000	3,984,707
Capital One Prime Auto Receivables Trust, Series 2004-3, Class A2, 3.04%, 07/15/07	3,000,000	2,988,662
Chase Manhattan Auto Owner Trust, Series 2003-C, Class A2, 1.60%, 09/15/06	713,791	712,375
Chase Manhattan Auto Owner Trust, Series 2003-A, Class A3, 1.52%, 05/15/07	3,127,315	3,106,698
Chase Manhattan Auto Owner Trust, Series 2002-B, Class A4, 4.21%, 01/15/09	3,162,132	3,174,665
Daimler Chrysler Auto Trust, Series 2003-B, Class A2, 1.61%, 07/10/06	697,397	696,721
Daimler Chrysler Auto Trust, Series 2003-A, Class A3, 2.12%, 11/08/06	3,653,748	3,643,068
Daimler Chrysler Auto Trust, Series 2002-A, Class A4, 4.49%, 10/06/08	3,755,740	3,770,560
Ford Credit Auto Owner Trust, Series 2002-B, Class A4, 4.75%, 08/15/06	2,881,184	2,889,944
Ford Credit Auto Owner Trust, Series 2002-C, Class A4, 3.79%, 09/15/06	2,290,172	2,292,531
Honda Auto Receivables Owner Trust, Series 2003-3, Class A2, 1.52%, 04/21/06	243,931	243,671
Honda Auto Receivables Owner Trust, Series 2003-I, Class A3, 1.92%, 11/20/06	1,649,665	1,644,392
Honda Auto Receivables Owner Trust, Series 2004-3, Class A2, 2.48%, 05/18/07	5,000,000	4,970,947
Onyx Acceptance Auto Trust, Series 2002-D, Class A4, 3.10%, 07/15/09	4,656,432	4,640,013
Onyx Acceptance Auto Trust, Series 2004-A, Class A4, 2.94%, 12/15/10	5,000,000	4,911,485
WFS Financial Owner Trust, Series 2004-I, Class A4, 2.19%, 06/20/08	5,000,000	4,937,205
WFS Financial Owner Trust, Series 2003-I, Class A4, 2.74%, 09/20/10	5,000,000	4,945,859

		82,791,531

Credit Cards (15.8%)
American Express Credit Account Master Trust, Series 01-2, Class A, 5.53%, 10/15/08	5,000,000	5,079,406
Bank One Issuance Trust, Series 2002-A2, Class A2, 4.16%, 01/15/08	4,000,000	4,001,757
Bank One Issuance Trust, Series 2003-A2, Class A2, 3.00%, 10/15/08	3,100,000	3,101,111
Capital One Master Trust, Series 2000-2, Class A, 7.20%, 08/15/08	5,000,000	5,024,943
Capital One Master Trust, Series 2001-3A, Class A, 5.45%, 03/16/09	4,500,000	4,578,805
Chase Credit Card Master Trust, Series 2003-1, Class A, 3.00%, 04/15/08	4,000,000	4,001,082
Chase Credit Card Master Trust, Series 2001-6, Class A, 3.08%, 03/16/09	4,000,000	4,007,249

2005 Semiannual Report 115

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Morley Enhanced Income Fund (Continued)

Core Series

Asset Backed Securities (continued)

	Principal
	Amount	Value

Credit Cards (continued)
Chemical Master Credit Card Trust I, Series 1996-2, Class A, 5.98%, 09/15/08	$4,000,000	$4,063,094
Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5, 2.50%, 04/07/08	4,000,000	3,954,809
Citibank Credit Card Master Trust, Series 1999-5, Class A, 6.10%, 05/15/08	3,000,000	3,070,655
Discover Master Card Trust, Series 2002-2, Class A, 5.15%, 10/15/09	2,000,000	2,045,446
Fleet Credit Card Master Trust, Series 200-C, Class A, 7.02%, 02/15/05	3,901,000	3,943,475
Fleet Credit Card Master Trust II, Series 2001-B, Class A, 5.60%, 12/15/08	5,000,000	5,096,762
MBNA Master Credit Card Trust, Series 1998-F, Class A, 3.11%, 02/15/08	4,100,000	4,100,779
Standard Credit Card Master Trust, Series 1994-2, Class A, 7.25%, 04/07/08	4,000,000	4,128,424

		60,197,797

Financial Services (13.5%)
Caterpillar Financial Service Corp., Series MTNF, 2.63%, 01/30/07	5,000,000	4,882,800
Citigroup, Inc., 6.75%, 12/01/05	3,000,000	3,053,970
Citigroup, Inc., 5.75%, 05/10/06	5,000,000	5,098,005
FleetBoston Financial Corp., 7.25%, 09/15/05	4,167,000	4,225,309
General Electric Capital Corp., Series MTNA, 2.97%, 07/26/06	4,000,000	3,960,964
General Electric Capital Corp., Series MTNA, 7.88%, 12/1/06	4,000,000	4,232,708
John Hancock Global Funding II, Series MTN, 5.63%, 06/27/06	5,000,000	5,092,310
JP Morgan Chase & Co., 5.63%, 08/15/06	5,000,000	5,100,755
Merrill Lynch & Co., Series MTNB, 2.47%, 03/10/06	5,000,000	4,952,015
Morgan Stanley Dean Witter, 6.10%, 04/15/06	5,000,000	5,101,390
Wells Fargo Co., 6.88%, 04/01/06	5,310,000	5,452,090

		51,152,316

Mortgage Backed (14.2%)
Centex Home Equity, Series 2004-C, Class AF1, 2.82%, 01/25/19	1,914,791	1,904,171
Centex Home Equity, Series 2004-D, Class AF1, 2.98%, 04/25/20	1,829,780	1,818,972
Centex Home Equity, Series 2003-C, Class AF2, 2.92%, 05/25/21	1,305,219	1,301,961
Centex Home Equity, Series 2005-A, Class AF1, 3.70%, 06/25/22	1,784,242	1,778,277
Centex Home Equity, Series 2004-A, Class AF3, 3.26%, 04/25/28	5,000,000	4,972,355
Chase Funding Mortgage Loan, Series 2003-4, Class 1A2, 2.14%, 07/25/18	1,556,756	1,552,114
Countrywide, Series 2005-3, Class AF1B, 4.28%, 03/25/35	6,929,241	6,928,548
Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class AI2, 2.90%, 11/25/23	4,291,070	4,277,430
Residential Asset Mortgage Products, Inc., Series 2004-RS1, Class AI2, 2.88%, 08/25/24	4,131,663	4,120,156
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI2, 3.05%, 03/25/25	2,148,630	2,143,024
Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A2, 3.18%, 03/25/27	5,273,634	5,259,158
Residential Asset Mortgage Products, Inc., Series 2003-RS5, Class AI3, 2.59%, 10/25/28	1,898,502	1,888,334
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI3, 3.61%, 10/25/28	4,000,000	3,980,074
Residential Asset Mortgage Products, Inc., Series 2004-RS2, Class AI2, 3.35%, 08/25/29	5,000,000	4,921,978
Residential Asset Securities Corp., Series 2002-KS8, Class AI3, 3.69%, 03/25/27	180,354	179,952
Residential Asset Securities Corp., Series 2003-KS7, Class AI3, 3.37%, 11/25/28	3,000,000	2,984,915
Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI3, 2.68%, 01/25/19	3,900,000	3,795,337

		53,806,756

116 Semiannual Report 2005

Asset Backed Securities (continued)

	Principal
	Amount	Value

Rate Reduction Bonds (1.3%)
PG&E Energy Recovery Funding LLC, Series 2005-I, Class A1, 3.32%, 09/25/08	$5,000,000	$4,990,879

Total Asset Backed Securities		255,993,300

Commercial Mortgage Backed Securities (16.4%)
Banc of America Commercial Mortgage, Inc., Series 2004-3, Class A1, 2.98%, 06/10/39	3,530,207	3,505,168
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class A1, 3.41%, 03/11/41	3,917,587	3,846,666
Banc of America Commercial Mortgage, Inc., Series 2005-I, Class A1, 4.36%, 11/10/42	6,000,000	6,028,512
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP2, Class A1, 6.08%, 02/15/35	2,248,173	2,322,284
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class A1, 2.62%, 08/13/46	3,068,284	3,046,798
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A1, 6.03%, 11/18/30	250,909	255,133
Commercial Mortgage Asset Trust, Series 1999-C1, Class A1, 6.59%, 01/17/32	5,000,000	5,196,011
CS First Boston Mortgage Securities Corp., Series 2003-C4, Class A1, 2.61%, 08/15/36	2,843,294	2,775,969
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A1, 2.08%, 05/15/38	2,962,797	2,857,420
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A1, 3.11%, 12/10/41	4,591,035	4,567,306
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A1, 3.11%, 08/01/38	1,468,527	1,459,868
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A1, 4.47%, 11/15/35	5,172,966	5,191,307
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A1, 2.80%, 06/12/41	3,402,660	3,318,039
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A1, 3.17%, 12/15/26	1,259,939	1,243,107
Morgan Stanley Capital I, Series 2004-HQ4, 2.73%, 04/14/40	3,695,074	3,665,513
Morgan Stanley Capital I, Series 2005-T17, Class A1, 3.39%, 12/13/41	2,623,274	2,613,457
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A3, 6.46%, 02/15/33	3,125,000	3,263,226
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A1, 5.31%, 07/15/33	555,913	560,468
Morgan Stanley Dean Witter Capital I, Series 2002-HQ, Class A1, 4.59%, 04/15/34	173,601	174,261
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A1, 5.02%, 10/15/35	1,011,858	1,021,551
Morgan Stanley Dean Witter Capital I, Series 2003-T11, Class A1, 3.26%, 06/13/41	2,458,986	2,407,399
Nomura Asset Corp., Series 1998-D6, Class A1A, 6.28%, 03/15/30	3,013,924	3,090,128

Total Commercial Mortgage Backed Securities		62,409,591

Collaterized Mortgage Obligations (7.4%)
Federal Home Loan Mortgage Corporation (5.5%)
Series 2791, Class KA, 4.00%, 11/15/15	2,167,878	2,168,128
Series 2611, Class KC, 3.50%, 01/15/17	2,127,563	2,081,874
Series 2691, Class MA, 4.00%, 01/15/18	2,692,029	2,690,453
Series 2664, Class GA, 4.50%, 01/15/18	2,305,418	2,305,069
Series 2700, Class PA, 4.50%, 04/15/18	2,701,713	2,710,675
Series 2613, Class PA, 3.25%, 05/15/18	2,190,625	2,082,729
Series 2630, Class JA, 3.00%, 06/15/18	2,284,940	2,210,786
Series 2726, Class AC, 3.75%, 09/15/22	4,501,232	4,457,671

		20,707,385

2005 Semiannual Report 117

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Morley Enhanced Income Fund (Continued)

Core Series

Collaterized Mortgage Obligations (continued)

	Principal
	Amount	Value

Federal National Mortgage Association (1.4%)
Series 2003-57, Class NB, 3.00%, 06/25/18	$2,127,714	$2,037,380
Series 2003-75, Class NB, 3.25%, 08/25/18	1,550,243	1,506,150
Series 2003-14, Class AN, 3.50%, 03/25/33	1,808,942	1,768,234
		5,311,764

Whole Loans (0.5%)
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	2,166,678	2,089,690
		28,108,839
Total Collaterized Mortgage Obligations

U.S. Government Agencies (1.3%)
Federal National Mortgage Association (1.3%)
	5,000,000	4,990,385
2.88%, 10/15/05
		4,990,385
Total U.S. Government Agencies

U.S. Government Agencies - Mortgages (1.4%)
Federal Home Loan Mortgage Corporation (0.2%)
Pool #E00678, 6.50%, 06/01/14	292,977	305,327
Pool #E00991, 6.00%, 07/01/16	354,434	367,608
		672,935

Federal National Mortgage Association (1.2%)
Pool #190255, 6.50%, 02/01/09	226,517	235,157
Pool #254256, 5.50%, 04/01/09
Pool #253845, 6.00%, 06/01/16	437,596	453,706
Pool #254089, 6.00%, 12/01/16	682,047	707,155
Pool #545415, 6.00%, 01/01/17	601,164	623,294
Pool #625178, 5.50%, 02/01/17	1,254,116	1,285,271
Pool #254195, 5.50%, 02/01/17	1,295,466	1,327,650
		4,759,676
		5,432,611
Total U.S. Government Agencies — Mortgages

Canada (1.3%)
Ontario Province, 6.00%, 02/21/06	5,000,000	5,090,660
		5,090,660
Total Sovereign Bonds

Cash Equivalents (4.5%)
Investments in repurchase agreements (Collateralized by AA Corporate Bonds, in a joint trading account at 2.90%, dated 04/29/05, due 05/02/05, repurchase price $17,150,032)	17,145,888	17,145,888
		17,145,888
Total Cash Equivalents

Short-Term Securities Held as Collateral for Securities Lending (1.9%)
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	7,305,560	7,305,560

Total Short-Term Securities Held as Collateral for Securities Lending		7,305,560
		386,476,834
Total Investments (Cost $389,671,676) (a) — 101.7%
		(6,485,445)
Liabilities in excess of other assets — (1.7)%
		$ 379,991,389
NET ASSETS — 100.0%

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

At April 30, 2005, the Fund’s open short futures contracts were as follows:

Unrealized
			Market Value	Appreciation
Number of	Short		Covered by	(Depreciation)
Contracts	Contract*	Expiration	Contracts	at 4/30/05

225	U.S. Treasury 5 Year Note	06/06/05	$46,733,203	$(35,156)

*	Cash pledged as collateral.

See notes to financial statements.

118 Semiannual Report 2005

Core Series

Gartmore Short Duration Bond Fund

On December 6, 2004, the Fund changed investment objectives, and the Fund’s name was changed from the “Gartmore Morley Capital Accumulation Fund” to the “Gartmore Short Duration Bond Fund.”

For the six-month period ended April 30, 2005, the Gartmore Morley Short Duration Bond Fund returned 0.32% (Class A at NAV) versus 0.51% for its benchmark, the Merrill Lynch 1–3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short-Intermediate Investment Grade Debt Funds was 0.61%.

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. The Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as mortgage-backed and asset-backed securities. The Fund may invest in securities that pay interest on a fixed-rate or variable-rate basis.

Interest rates on short- and intermediate-term U.S. Treasury debt obligations rose steadily during the reporting period as sharp hikes in the price of crude oil in February helped kindle fears of higher inflation. Rates on the U.S. Treasury two-year note moved from 3.00% at the beginning of December to a high of 3.87% near the end of March. During the last month of the reporting period, some softening of oil prices and indications that the economy was experiencing a period of softer growth helped to bring the yield down to close the month of April at 3.65%.

While the Fund was heavily invested in high-quality asset-backed and corporate bonds, which benefited from spread tightening, the increase in rates resulted in a decrease in the Fund’s NAV. The result was still a positive net total return.

The Fund continues to hold the majority of its assets in high-quality asset-backed and corporate bond issues with the expectation that these sectors will continue to offer good returns relative to lower-yielding government securities.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: MCAPX

Class C: GGMCX
Service Class: MCAFX
Institutional Class: MCAIX
IRA Class: NMIRX

2005 Semiannual Report 119

Core Series

Gartmore Short Duration Bond Fund

Fund Performance

Average Annual Total Return

(For periods ended April 30, 2005)

		Six	One	Five
		month*	year	years	Inception[1]

Class A [2]	without sales charge[3]	0.32%	1.41%	3.72%	3.97%
	with sales charge[4]	-2.70%	-1.64%	3.09%	3.46%

Class C	without sales charge[3]	0.26%	1.34%	3.70%	3.96%
	with sales charge[4]	-0.49%	0.60%	3.70%	3.96%

Service Class Shares[5]		0.28%	1.29%	3.70%	3.96%

Institutional Class Shares[5]		0.44%	1.70%	4.10%	4.37%

IRA Shares[5]		0.28%	1.34%	3.69%	3.95%

*	Not Annualized.

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 3.00% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Gartmore Short Duration Bond Fund, the Lipper Money Market Fund Index (old)(a), Merrill Lynch 1-3 Year Treasury Index (new)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Lipper Money Market Fund Index (old) generally reflects the return on selected money market mutual funds maintaining a constant price per share.

(b)	Merrill Lynch 1-3 Year Treasury Index (new) which is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

120 Semiannual Report 2005

Gartmore Short Duration Bond Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2004, and continued to hold your shares at the end of the reporting period, April 30, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2005)

			Beginning	Ending
Short Duration Bond			Account Value,	Account Value,	Expenses Paid		Annualized
Fund			11/1/04	4/30/05	During Period*		Expense Ratio*

	Actual		$1,000.00	$1,003.20	$3.63		0.73%
Class A	Hypothetical	[1]	$1,000.00	$1,021.38	$3.67		0.73%

	Actual		$1,000.00	$1,004.10	$2.11	(b)	1.26%
Class C (a)	Hypothetical	[1]	$1,000.00	$1,002.15	$2.11	(b)	1.26%

	Actual		$1,000.00	$1,004.40	$2.29		0.46%
Institutional Class	Hypothetical	[1]	$1,000.00	$1,022.72	$2.31		0.46%

	Actual		$1,000.00	$1,002.80	$3.92		0.79%
IRA Class	Hypothetical	[1]	$1,000.00	$1,021.08	$3.97		0.79%

	Actual		$1,000.00	$1,002.80	$4.07		0.82%
Service Class	Hypothetical	[1]	$1,000.00	$1,020.93	$4.12		0.82%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

(1)	Represents the hypothetical 5% return before expenses.

(a)	For the period from February 28, 2005 (commencement of operations) through April 30, 2005.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 61/365 (to reflect the period).

2005 Semiannual Report 121

Gartmore Short Duration Bond Fund

Core Series

Portfolio Summary
(April 30, 2005)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Asset Backed Securities	45.7%
Commercial Mortgage Backed Securities	15.5%
Corporate Bonds	15.5%
U.S. Government Sponsored Mortgage-Backed Obligations	14.3%
Cash Equivalents	6.9%
U.S. Government Sponsored and Agency Obligations	1.6%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries

Home Equity Loans	17.8%
Automobiles	14.4%
Credit Cards	13.5%
Financial Services	11.9%
Federal National Mortgage Association	6.9%
Federal Home Loan Mortgage Corporation	6.0%
Banks	3.6%
Government National Mortgage Association	3.0%
Other Industries	22.9%

Banks	100.0%

Top Holdings*

Federal National Mortgage Association, 4.00%, 10/25/13	2.8%
Federal National Mortgage Association, 4.00%, 10/25/16	2.8%
Onxyx Acceptance Auto Trust, 2.94%, 12/15/10	2.4%
Bank One Issuance Trust, 2.94%, 06/16/08	2.2%
Bear Stearns Commercial Mortgage Securities, Inc., 5.06%, 11/15/16	2.2%
Residential Asset Mortgage Products, Inc., 3.77%, 02/25/27	2.2%
Citibank Credit Card Issuance Trust, 2.50%, 04/07/08	2.2%
Americredit Automobile Receivables Trust, 3.00%, 03/06/09	2.2%
Centex Home Equity, 4.12%, 01/25/32	2.2%
Morgan Stanley Dean Witter Capital I, 6.01%, 07/15/33	2.2%
Other Holdings	76.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

122 Semiannual Report 2005

Statement of Investments
April 30, 2005 (Unaudited)

Gartmore Short Duration Bond Fund

Asset Backed Securities (45.7%)

	Principal
	Amount	Value

Automobiles (14.4%)
Americredit Automobile Receivables Trust, 2.14%, 12/06/07, Series 2003-DM, Class A3A	$2,000,000	$1,990,589
Americredit Automobile Receivables Trust 3.55%, 02/12/09, Series 2002-C, Class A4	3,000,000	2,991,510
Americredit Automobile Receivables Trust 3.00%, 03/06/09, Series 2004-CA, Class A3	4,000,000	3,953,607
Capital Auto Receivables Asset Trust, 3.35%, 02/15/08, Series 2004-2, Class A2	2,000,000	1,979,620
Chase Manhattan Auto Owner Trust, 2.06%, 12/15/09, Series 2003, Class A	3,000,000	2,912,477
Onxyx Acceptance Auto Trust, 2.94%, 12/15/10, Series 2004-A, Class A4	4,342,000	4,265,133
Volkswagen Auto Loan Enhanced Trust, 2.94%, 03/22/10, Series 2003-2	3,000,000	2,941,451
WFS Financial Owner Trust, 2.39%, 01/22/08, Series 2003-4, Class A3	2,500,000	2,489,053
WFS Financial Owner Trust, 2.41%, 12/20/10, Series 2003-2, Class A4	2,275,000	2,235,754

		25,759,194

Credit Cards (13.5%)
American Express Credit Account Master Trust 1.69%, 01/15/09, Series 2003-4, Class A	4,000,000	3,909,354
Bank One Issuance Trust, 2.94%, 06/16/08, Series 2002, Class A4	4,000,000	3,989,522
Capital One Master Trust, 5.45%, 03/16/09, Series 2001-3A, Class A	2,000,000	2,035,024
Capital One Master Trust, 5.30%, 06/15/09, Series 2001-5	2,999,000	3,053,102
Chemical Master Credit Card Trust I, 5.98%, 09/15/08, Series 1996-2, Class A	2,000,000	2,031,547
Citibank Credit Card Issuance Trust, 2.50%, 04/07/08, Series 2003-A5	4,000,000	3,954,809
Citibank Credit Card Master Trust, 6.10%, 05/15/08, Series 1999-5, Class A	3,000,000	3,070,655
MBNA Master Credit Card Trust, 6.90%, 01/15/08, Series 2000-I, Class A	2,000,000	2,020,493

		24,064,506

Home Equity Loans (17.8%)
Centex Home Equity, 4.12%, 01/25/32, Series 2004-B, Class AF4	4,000,000	3,927,164
Chase Funding Mortgage Loan, 3.99%, 08/25/29, Series 2003-2, Class 1A4	3,000,000	2,993,979
Citifinancial Mortgage Securities, Inc., 5.08%, 01/25/33, Series 2003-1	3,000,000	3,018,467
Citifinancial Mortgage Securities, Inc., 4.43%, 10/25/33, Series 2003-4, Class A	3,000,000	3,000,365
Equity One, Inc., 4.265%, 07/25/34, Series 2004-3, Class AF3	3,000,000	2,978,445
Residential Asset Mortgage Products, Inc. 3.77%, 02/25/27, Series 2004-RS12, Class AI2	4,000,000	3,961,000
Residential Asset Mortgage Products, Inc. 3.42%, 10/25/27, Series 2003-R23	3,000,000	2,968,770
Residential Asset Mortgage Products, Inc. 4.86%, 09/25/30, Series 2003-R58	3,000,000	3,029,220
Residential Asset Mortgage Products, Inc. 4.99%, 03/25/31, Series 2003-RS9	3,000,000	3,023,130
Residential Asset Mortgage Products, Inc. 4.47%, 03/25/32, Class 2003-KJ10	3,000,000	3,008,190

		31,908,730

Total Asset Backed Securities		81,732,430

Commercial Mortgage Backed Securities (15.5%)
Bear Stearns Commercial Mortgage Securities, Inc., 5.06%, 11/15/16, Series 2001-TOP2	3,910,804	3,977,890
Bear Stearns Commercial Mortgage Securities, Inc. 6.08%, 02/15/35, Series 2001-TOP2	2,622,868	2,709,332
CS First Boston Mortgage Securities Corp., 7.325%, 04/15/62, Series 2000-C1, Class A1	2,829,976	3,002,728
Morgan Stanley Dean Witter Capital I, 6.54%, 07/15/30, Series 1998-WFS, Class A2	3,700,000	3,910,414
Morgan Stanley Dean Witter Capital I, 6.46%, 02/15/33, Series 2001-TOP1	2,500,000	2,610,581
Morgan Stanley Dean Witter Capital I, 6.01%, 07/15/33, Series 2001-TOP3	3,615,476	3,773,838
Nomura Asset Securities Corp., 6.59%, 03/15/30, Series 1998-D6	2,875,000	3,051,980
Salomon Brothers Mortgage Securities, 6.34%, 12/18/33	2,362,485	2,434,092
UBS Commercial Mortgage Trust, 2.72%, 03/15/27	2,282,771	2,225,131

Total Commercial Mortgage Backed Securities		27,695,986

Corporate Bonds (15.5%)
Banks (3.6%)
Norwest Financial, Inc., 6.88%, 08/08/06	3,353,000	3,474,546
Wachovia Corp., 4.95%, 11/01/06	3,000,000	3,041,250

		6,515,796

Financial Services (11.9%)
Bankboston, 7.38%, 09/15/06	3,000,000	3,138,750
Citigroup, Inc. 5.75% 05/10/06	3,000,000	3,060,000
General Electric, 2.00%, 01/30/06	3,000,000	2,966,250
Merrill Lynch, 2.07%, 06/12/06	3,000,000	2,940,000
Monumental Global Funding, 6.05%, 01/19/06	3,000,000	3,048,750

2005 Semiannual Report 123

Statement of Investments (Continued)
April 30, 2005 (Unaudited)

Gartmore Short Duration Bond Fund (Continued)

Core Series

Corporate Bonds (continued)

	Principal
	Amount	Value

Financial Services (continued)
Principal Life Global, 6.13%, 03/01/06	$3,000,000	$3,056,250
Province of Ontario, 3.38%, 01/15/08	3,000,000	2,955,000

		21,165,000

Total Corporate Bonds		27,680,796

U.S. Government Sponsored and Agency Obligations (1.6%)
Federal Home Loan Mortgage Corporation (1.6%)
3.61%, 09/27/12, Series T-50, Class A6	2,825,000	2,791,806

Total U.S. Government Sponsored and Agency Obligations		2,791,806

U.S. Government Sponsored Mortgage-Backed Obligations (14.3%)
Federal Home Loan Mortgage Corporation (4.4%)
4.50%, 07/15/14, Series 2870, Class BC	3,000,000	3,003,495
4.00%, 05/15/16, Series 2676, Class CV	2,333,790	2,305,009
4.00%, 08/15/29, Series 2626, Class UN	2,652,235	2,629,081

		7,937,585

Federal National Mortgage Association (6.9%)
4.50%, 08/25/10, Series 2004-79, Class VE	2,338,643	2,345,214
4.00%, 10/25/13, Series 2004-9, Class YJ	5,000,000	4,963,151
4.00%, 10/25/16, Series 2004-80, Class LG	5,000,000	4,947,896

		12,256,261

Government National Mortgage Association (3.0%)
4.00%, 01/20/34, Series 2004-76, Class QA	2,747,317	2,697,244
3.47%, 04/20/34, Series 2004-22, Class BK	2,682,841	2,624,381

		5,321,625

Total U.S. Government Sponsored Mortgage-Backed Obligations		25,515,471

Cash Equivalents (6.9%)
Investments in repurchase agreements (collateralized by AA Corporate Bonds in a joint trading account at 2.90%, dated 04/29/05, due 05//02/05, repurchase price $12,281,126)	12,278,159	12,278,159
Total Cash Equivalents		12,278,159

Total Investments (Cost $179,523,911) (a) — 99.5%		177,694,648
Other assets in excess of liabilities — 0.5%		890,827

NET ASSETS — 100.0%		$178,585,475

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See notes to financial statements.

124 Semiannual Report 2005

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

	Gartmore Bond	Gartmore Government	Gartmore Tax-Free
	Fund	Bond Fund	Income Fund

Assets:
Investments, at value (cost $118,281,365; $153,348,923 and $170,040,285; respectively)	$123,755,883	$156,217,715	$184,771,377
Repurchase agreements, at cost and value	—	11,180,624	—

Total Investments	123,755,883	167,398,339	184,771,377

Cash	21,595	—	—
Interest and dividends receivable	1,317,293	1,366,229	2,921,327
Receivable for investments sold	—	10,263,993	1,091,193
Prepaid expenses and other assets	15,627	17,797	10,021

Total Assets	125,110,398	179,046,358	188,793,918

Liabilities
Payable to custodian	—	—	1,096,037
Distributions payable	430,128	541,898	505,349
Payable for return of collateral received for securities on loan	4,186,608	6,795,540	—
Accrued expenses and other payables
Investment advisory fees	49,396	70,306	76,752
Fund administration and transfer agent fees	31,460	27,400	33,640
Distribution fees	4,811	14,865	7,998
Administrative servicing fees	6,739	14,444	561
Other	4,022	7,498	1,825

Total Liabilities	4,713,164	7,471,951	1,722,162

Net Assets	$120,397,234	$171,574,407	$187,071,756

Represented by:
Capital	$118,185,572	$169,044,537	$172,939,884
Accumulated net investment income (loss)	(7,217)	42,530	(156,464)
Accumulated net realized gains (losses) on investment transactions	(3,255,639)	(381,452)	(442,756)
Net unrealized appreciation (depreciation) on investments	5,474,518	2,868,792	14,731,092

Net Assets	$120,397,234	$171,574,407	$187,071,756

Net Assets:
Class A Shares	$9,056,317	$54,169,291	$9,099,388
Class B Shares	129,803	117,048	578,305
Class C Shares	479,141	219,144	1,262,572
Class D Shares	106,000,105	111,446,980	169,605,128
Class R Shares	1,052	1,033	—
Class X Shares	3,293,711	4,002,016	6,055,127
Class Y Shares	216,582	901,405	471,236
Institutional Class Shares	1,220,523	717,490	—

Total	$120,397,234	$171,574,407	$187,071,756

Shares outstanding (unlimited number of shares authorized):
Class A Shares	934,898	5,241,101	855,754
Class B Shares	13,400	11,325	54,427
Class C Shares	49,412	21,208	119,055
Class D Shares	10,926,270	10,776,640	15,953,989
Class R Shares	108	100	—
Class X Shares	339,921	387,478	569,678
Class Y Shares	22,328	87,283	44,408
Institutional Class Shares	125,810	69,378	—

Total	12,412,147	16,594,513	17,597,311

Net asset value:
Class A Shares	$9.69	$10.34	$10.63
Class B Shares (a)	$9.69	$10.34	$10.63
Class C Shares (b)	$9.70	$10.33	$10.61
Class D Shares	$9.70	$10.34	$10.63
Class R Shares	$9.70	$10.34	$—
Class X Shares	$9.69	$10.33	$10.63
Class Y Shares	$9.70	$10.33	$10.61
Institutional Class Shares	$9.70	$10.34	$—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.17	$10.86	$11.16
Class D Shares	$10.16	$10.83	$11.13

Maximum Sales Charge — Class A Shares	4.75%	4.75%	4.75%

Maximum Sales Charge — Class D Shares	4.50%	4.50%	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2005 Semiannual Report 125

Core Series

Statements of Assets and Liabilities
April 30, 2005 (Unaudited)

		Gartmore Morley	Gartmore
	Gartmore Money	Enhanced Income	Short Duration
	Market Fund	Fund	Bond Fund

Assets:
Investments, at value (cost $1,796,037,492; $372,525,788 and $167,245,752; respectively)	$1,796,037,492	$369,330,946	$165,416,489
Repurchase agreements, at cost and value	—	17,145,888	12,278,159

Total Investments	1,796,037,492	386,476,834	177,694,648

Cash	11,732	101,251	596,749
Interest and dividends receivable	1,048,178	1,607,542	897,965
Receivable for capital shares issued	—	—	74
Receivable from adviser	—	21,252	—
Receivable for variation margin on futures contracts	—	56,250	—
Prepaid expenses and other assets	30,386	67,820	112,588

Total Assets	1,797,127,788	388,330,949	179,302,024

Liabilities
Payable to advisor	257	—	—
Distributions payable	3,343,686	875,098	443,796
Payable for return of collateral received for securities on loan	—	7,305,560	—
Payable for capital shares redeemed	—	—	1,672
Accrued expenses and other payables
Investment advisory fees	567,441	108,056	38,940
Fund administration and transfer agent fees	191,900	33,877	49,264
Distribution fees	384	268	37,185
Administrative servicing fees	35,553	3,044	108,973
Wrapper contract premiums	—	—	4,811
Other	30,851	13,657	31,908

Total Liabilities	4,170,072	8,339,560	716,549

Net Assets	$1,792,957,716	$379,991,389	$178,585,475

Represented by:
Capital	$1,792,969,273	$388,354,442	$182,008,149
Accumulated net investment income (loss)	3	(238,031)	(50,356)
Accumulated net realized gains (losses) on investment and futures transactions	(11,560)	(4,895,024)	(1,543,055)
Net unrealized appreciation (depreciation) on investments and futures	—	(3,229,998)	(1,829,263)

Net Assets	$1,792,957,716	$379,991,389	$178,585,475

Net Assets:
Class A Shares	$—	$1,260,769	$705,086
Class C Shares	—	—	1,002
Class R Shares	—	1,008	—
Institutional Class Shares	1,447,081,951	371,947,960	8,528,214
Institutional Service Class Shares	—	6,781,652	—
IRA Class Shares	—	—	73,177,528
Service Class Shares	4,210,526	—	96,173,645
Prime Shares	341,665,239	—	—

Total	$1,792,957,716	$379,991,389	$178,585,475

Shares outstanding (unlimited number of shares authorized):
Class A Shares	—	138,269	71,137
Class C Shares	—	—	101
Class R Shares	—	111	—
Institutional Class Shares	1,447,141,117	40,795,077	860,225
Institutional Service Class Shares	—	743,469	—
IRA Class Shares	—	—	7,381,788
Service Class Shares	4,209,489	—	9,702,382
Prime Shares	341,886,931	—	—

Total	1,793,237,537	41,676,926	18,015,633

Net asset value:
Class A Shares	$—	$9.12	$9.91
Class C Shares (a)	$—	$—	$9.91
Class R Shares	$—	$9.12	$—
Institutional Class Shares	$1.00	$9.12	$9.91
Institutional Service Class Shares	$—	$9.12	$—
IRA Class Shares	$—	$—	$9.91
Service Class Shares	$1.00	$—	$9.91
Prime Shares	$1.00	$—	$—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$—	$9.48	$10.22

Maximum Sales Charge — Class A Shares	—	3.75%	3.00%

(a)	For Class C shares, the redemption price per share is reduced by 0.75% for shares held less than one year.

See notes to financial statements.

126 Semiannual Report 2005

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

	Gartmore	Gartmore Government	Gartmore Tax-Free
	Bond Fund	Bond Fund	Income Fund

INVESTMENT INCOME:
Interest income	$3,214,989	$3,889,978	$4,424,030
Income from securities lending	8,645	4,910	—

Total Income	3,223,634	3,894,888	4,424,030

Expenses:
Investment advisory fees	307,291	435,259	470,202
Fund administration and transfer agent fees	89,414	109,691	125,811
Distribution fees Class A	11,670	67,398	11,997
Distribution fees Class B	606	745	2,474
Distribution fees Class C	2,148	1,393	5,642
Distribution fees Class R	2	2	—
Distribution fees Class X	14,262	17,746	26,098
Distribution fees Class Y	985	3,863	2,052
Administrative servicing fees Class A	3,393	36,251	58
Administrative servicing fees Class D	28,130	52,299	—
Registration and filing fees	37,796	39,151	32,197
Other	34,302	32,921	39,816

Total Expenses	529,999	796,719	716,347

Net Investment Income	2,693,635	3,098,169	3,707,683

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	754,238	658,052	149,063
Net change in unrealized appreciation/depreciation on investments	(1,585,820)	(1,278,387)	(844,199)

Net realized/unrealized gains (losses) on investments	(831,582)	(620,335)	(695,136)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,862,053	$2,477,834	$3,012,547

See notes to financial statements.

2005 Semiannual Report 127

Core Series

Statements of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

		Gartmore Morley
	Gartmore Money	Enhanced	Gartmore Short
	Market Fund	Income Fund	Duration Bond Fund

INVESTMENT INCOME:
Interest income	$19,144,642	$5,113,460	$4,707,220
Dividend income	5,678	—	—
Income from securities lending	—	3,873	—

Total Income	19,150,320	5,117,333	4,707,220

Expenses:
Investment advisory fees	3,103,409	605,113	566,592
Fund administration and transfer agent fees	904,399	187,809	206,448
Distribution fees Class A	—	1,735	1,123
Distribution fees Class C	—	—	1
Distribution fees Class R	—	2	—
Distribution fees IRA Class	—	—	180,324
Distribution fees Service Class	2,250	—	187,953
Administrative servicing fees Class A	—	664	—
Administrative servicing fees Institutional Service Class	—	8,650	—
Administrative servicing fees IRA Class	—	—	52,569
Administrative servicing fees Service Class	3,408	—	72,267
Administrative servicing fees Prime Shares	95,459	—	—
Other	255,634	69,238	152,163

Total expenses before reimbursed expenses	4,364,559	873,211	1,419,440
Investment advisory fees voluntarily reduced	—	—	(161,883)
Expenses reimbursed	(930)	(80,835)	—

Total Expenses	4,363,629	792,376	1,257,557

Net investment income	14,786,691	4,324,957	3,449,663

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(1,377)	(72,496)	(973,367)
Net realized gains (losses) on futures transactions	—	644,375	—

Net realized gains (losses) on investment and futures transactions	(1,377)	571,879	(973,367)
Net change in unrealized appreciation/depreciation on investments and futures	—	(2,055,169)	(1,829,263)

Net realized/unrealized gains (losses) on investments futures and wrapper	(1,377)	(1,483,290)	(2,802,630)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,785,314	$2,841,667	$647,033

See notes to financial statements.

128 Semiannual Report 2005

Statements of Changes in Net Assets

	Gartmore Bond Fund			Gartmore Government Bond Fund
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,693,635	$6,071,125		$3,098,169	$6,919,961
Net realized gains (losses) on investment transactions	754,238	3,939,111		658,052	(858,692)
Net change in unrealized appreciation/depreciation on investments	(1,585,820)	(2,757,638)		(1,278,387)	1,007,897

Change in net assets from operations	1,862,053	7,252,598		2,477,834	7,069,166

Distributions to Class A Shareholders from:
Net investment income	(194,661)	(449,448)		(904,796)	(1,912,956)
Net realized gains on investments	—	—		—	(1,310,536)
Distributions to Class B Shareholders from:
Net investment income	(2,100)	(2,334)		(2,034)	(2,899)
Net realized gains on investments	—	—		—	(147)
Distributions to Class C Shareholders from:
Net investment income	(7,398)	(2,007)		(3,832)	(7,117)
Net realized gains on investments	—	—		—	(1,855)
Distributions to Class D Shareholders from:
Net investment income	(2,410,541)	(5,518,021)		(2,083,966)	(4,979,167)
Net realized gains on investments	—	—		—	(3,527,208)
Distributions to Class R Shareholders from:
Net investment income	(21)	(41)		(17)	(32)
Net realized gains on investments	—	—		—	(24)
Distributions to Class X Shareholders from:
Net investment income	(60,984)	(137,402)		(60,371)	(155,711)
Net realized gains on investments	—	—		—	(136,123)
Distributions to Class Y Shareholders from:
Net investment income	(4,205)	(9,770)		(13,155)	(40,922)
Net realized gains on investments	—	—		—	(46,030)
Distributions to Institutional Class Shareholders from:
Net investment income	(12,359)	(4,055	) (a)	(6,097)	(1,969	)(a)

Change in net assets from shareholder distributions	(2,692,269)	(6,123,078)		(3,074,268)	(12,122,696)

Change in net assets from capital transactions	(6,312,550)	(15,273,501)		(10,769,138)	(30,816,842)

Change in net assets	(7,142,766)	(14,143,981)		(11,365,572)	(35,870,372)
Net Assets:
Beginning of period	127,540,000	141,683,981		182,939,979	218,810,351

End of period	$120,397,234	$127,540,000		$171,574,407	$182,939,979

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Tax-Free Income Fund
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,707,683	$8,493,509
Net realized gains (losses) on investment transactions	149,063	29,089
Net change in unrealized appreciation/depreciation on investments	(844,199)	3,242,490

Change in net assets from operations	3,012,547	11,765,088

Distributions to Class A Shareholders from:
Net investment income	(179,518)	(357,117)
Net realized gains on investments	—	—
Distributions to Class B Shareholders from:
Net investment income	(7,287)	(7,762)
Net realized gains on investments	—	—
Distributions to Class C Shareholders from:
Net investment income	(16,747)	(24,323)
Net realized gains on investments	—	—
Distributions to Class D Shareholders from:
Net investment income	(3,399,940)	(7,852,219)
Net realized gains on investments	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—
Net realized gains on investments	—	—
Distributions to Class X Shareholders from:
Net investment income	(96,648)	(234,899)
Net realized gains on investments	—	—
Distributions to Class Y Shareholders from:
Net investment income	(7,621)	(17,189)
Net realized gains on investments	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	—	—

Change in net assets from shareholder distributions	(3,707,761)	(8,493,509)

Change in net assets from capital transactions	(4,472,306)	(10,941,315)

Change in net assets	(5,167,520)	(7,669,736)
Net Assets:
Beginning of period	192,239,276	199,909,012

End of period	$187,071,756	$192,239,276

(a)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Semiannual Report 129

Core Series

Statements of Changes in Net Assets

	Gartmore Money Market Fund		Gartmore Morley Enhanced Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$14,786,691	$11,655,528	$4,324,957	$5,002,179
Net realized gains (losses) on investment transactions and futures	(1,377)	(951)	571,879	(2,344,773)
Net change in unrealized appreciation/depreciation on investments and futures	—	—	(2,055,169)	(97,688)
Net change in unrealized appreciation/depreciation on wrapper contracts	—	—	—	—

Change in net assets from operations	14,785,314	11,654,577	2,841,667	2,559,718

Distributions to Class A Shareholders from:
Net investment income	—	—	(15,860)	(38,436)
Net realized gains on investments	—	—	—	—
Distributions to Class C Shareholders from:
Net investment income	—	—	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—	(11)	(16)
Distributions to Institutional Class Shareholders from:
Net investment income	(11,493,277)	(8,807,543)	(4,469,515)	(5,018,476)
Net realized gain on investments	—	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(84,484)	(152,442)
Distributions to IRA Class Shareholders from:
Net investment income	—	—	—	—
Net realized gain on investments	—	—	—	—
Distributions to Service Class Shareholders from:
Net investment income	(38,563)	(32,428)	—	—
Net realized gain on investments	—	—	—	—
Distributions to Prime Class Shareholders from:
Net investment income	(3,254,850)	(2,815,557)	—	—

Change in net assets from shareholder distributions	(14,786,690)	(11,655,528)	(4,569,870)	(5,209,370)

Change in net assets from share transactions	172,625,427	(73,315,619)	72,769,149	144,235,418

Change in net assets	172,624,051	(73,316,570)	71,040,946	141,585,766
Net Assets:
Beginning of period	1,620,333,665	1,693,650,235	308,950,443	167,364,677

End of period	$1,792,957,716	$1,620,333,665	$379,991,389	$308,950,443

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Short Duration Bond Fund
	Six Months Ended		Year Ended
	April 30, 2005		October 31, 2004

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,449,663		$18,697,863
Net realized gains (losses) on investment transactions and futures	(973,367)		(1,826,324)
Net change in unrealized appreciation/depreciation on investments and futures	(1,829,263)		1,372,707
Net change in unrealized appreciation/depreciation on wrapper contracts	—		(550,681)

Change in net assets from operations	647,033		17,693,565

Distributions to Class A Shareholders from:
Net investment income	(10,323)		(14,701)
Net realized gains on investments	—		(190)
Distributions to Class C Shareholders from:
Net investment income	(4	) (a)	—
Distributions to Class R Shareholders from:
Net investment income	—		—
Distributions to Institutional Class Shareholders from:
Net investment income	(334,172)		(2,052,609)
Net realized gain on investments	—		(46,583)
Distributions to Institutional Service Class Shareholders from:
Net investment income	—		—
Distributions to IRA Class Shareholders from:
Net investment income	(1,495,428)		(10,365,445)
Net realized gain on investments	—		(289,512)
Distributions to Service Class Shareholders from:
Net investment income	(1,609,736)		(5,233,773)
Net realized gain on investments	—		(145,883)
Distributions to Prime Class Shareholders from:
Net investment income	—		—

Change in net assets from shareholder distributions	(3,449,663)		(18,148,696)

Change in net assets from share transactions	(526,106,839)		49,914,041

Change in net assets	(528,909,469)		49,458,910
Net Assets:
Beginning of period	707,494,944		658,036,034

End of period	$178,585,475		$707,494,944

(a)	For the period from February 28, 2005 (commencement of operations) through April 30, 2005.

See notes to financial statements.

130 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$9.07	0.57	(0.32)	0.25
Year Ended October 31, 2001	$8.75	0.52	0.84	1.36
Year Ended October 31, 2002	$9.58	0.50	(0.15)	0.35
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51
Six Months Ended April 30, 2005 (Unaudited)	$9.75	0.20	(0.06)	0.14
Class B Shares
Period Ended October 31, 2003 (d)	$9.49	0.06	0.18	0.24
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44
Six Months Ended April 30, 2005 (Unaudited)	$9.75	0.17	(0.06)	0.11
Class C Shares
Period Ended October 31, 2003 (d)	$9.50	0.06	0.18	0.24
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44
Six Months Ended April 30, 2005 (Unaudited)	$9.76	0.17	(0.06)	0.11
Class D Shares
Year Ended October 31, 2000	$9.09	0.59	(0.33)	0.26
Year Ended October 31, 2001	$8.76	0.54	0.84	1.38
Year Ended October 31, 2002	$9.59	0.52	(0.15)	0.37
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54
Six Months Ended April 30, 2005 (Unaudited)	$9.77	0.21	(0.07)	0.14
Class R Shares
Period Ended October 31, 2003 (e)	$9.80	0.03	(0.12)	(0.09)
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48
Six Months Ended April 30, 2005 (Unaudited)	$9.77	0.20	(0.07)	0.13
Class X Shares
Year Ended October 31, 2000	$9.08	0.52	(0.33)	0.19
Year Ended October 31, 2001	$8.75	0.47	0.84	1.31
Year Ended October 31, 2002	$9.58	0.45	(0.15)	0.30
Year Ended October 31, 2003 (f)	$9.43	0.41	0.24	0.65
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46
Six Months Ended April 30, 2005 (Unaudited)	$9.75	0.17	(0.06)	0.11
Class Y Shares (c)
Period Ended October 31, 2001 (g)	$9.19	0.25	0.40	0.65
Year Ended October 31, 2002	$9.59	0.45	(0.15)	0.30
Year Ended October 31, 2003 (f)	$9.44	0.41	0.24	0.65
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46
Six Months Ended April 30, 2005 (Unaudited)	$9.76	0.17	(0.06)	0.11
Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.50	0.15	0.26	0.41
Six Months Ended April 30, 2005 (Unaudited)	$9.76	0.22	(0.06)	0.16

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	(0.57)	(0.57)	$8.75	2.87%
Year Ended October 31, 2001	(0.53)	(0.53)	$9.58	16.01%
Year Ended October 31, 2002	(0.50)	(0.50)	$9.43	3.84%
Year Ended October 31, 2003	(0.46)	(0.46)	$9.67	7.55%
Year Ended October 31, 2004	(0.43)	(0.43)	$9.75	5.37%
Six Months Ended April 30, 2005 (Unaudited)	(0.20)	(0.20)	$9.69	1.46%	(i)
Class B Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$9.67	2.50%	(i)
Year Ended October 31, 2004	(0.36)	(0.36)	$9.75	4.66%
Six Months Ended April 30, 2005 (Unaudited)	(0.17)	(0.17)	$9.69	1.11%	(i)
Class C Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$9.68	2.49%	(i)
Year Ended October 31, 2004	(0.36)	(0.36)	$9.76	4.63%
Six Months Ended April 30, 2005 (Unaudited)	(0.17)	(0.17)	$9.70	1.11%	(i)
Class D Shares
Year Ended October 31, 2000	(0.59)	(0.59)	$8.76	2.97%
Year Ended October 31, 2001	(0.55)	(0.55)	$9.59	16.23%
Year Ended October 31, 2002	(0.52)	(0.52)	$9.44	4.07%
Year Ended October 31, 2003	(0.49)	(0.49)	$9.68	7.81%
Year Ended October 31, 2004	(0.45)	(0.45)	$9.77	5.75%
Six Months Ended April 30, 2005 (Unaudited)	(0.21)	(0.21)	$9.70	1.49%	(i)
Class R Shares
Period Ended October 31, 2003 (e)	(0.03)	(0.03)	$9.68	(0.92%	) (i)
Year Ended October 31, 2004	(0.39)	(0.39)	$9.77	5.06%
Six Months Ended April 30, 2005 (Unaudited)	(0.20)	(0.20)	$9.70	1.32%	(i)
Class X Shares
Year Ended October 31, 2000	(0.52)	(0.52)	$8.75	2.15%
Year Ended October 31, 2001	(0.48)	(0.48)	$9.58	15.33%
Year Ended October 31, 2002	(0.45)	(0.45)	$9.43	3.26%
Year Ended October 31, 2003 (f)	(0.41)	(0.41)	$9.67	6.98%
Year Ended October 31, 2004	(0.38)	(0.38)	$9.75	4.82%
Six Months Ended April 30, 2005 (Unaudited)	(0.17)	(0.17)	$9.69	1.19%	(i)
Class Y Shares (c)
Period Ended October 31, 2001 (g)	(0.25)	(0.25)	$9.59	7.25%	(i)
Year Ended October 31, 2002	(0.45)	(0.45)	$9.44	3.26%
Year Ended October 31, 2003 (f)	(0.41)	(0.41)	$9.68	6.97%
Year Ended October 31, 2004	(0.38)	(0.38)	$9.76	4.81%
Six Months Ended April 30, 2005 (Unaudited)	(0.17)	(0.17)	$9.70	1.19%	(i)
Institutional Class Shares
Period Ended October 31, 2004 (h)	(0.15)	(0.15)	$9.76	4.32%	(i)
Six Months Ended April 30, 2005 (Unaudited)	(0.22)	(0.22)	$9.70	1.62%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
							Ratio of
						Ratio of	Investment
				Ratio of Net		Expenses	Income
	Net Assets	Ratio of		Investment		(Prior to	(Prior to
	at End of	Expenses		Income		Reimbursements)	Reimbursements)
	Period	to Average		to Average		to Average	to Average	Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2000	$3,458	1.05%		6.42%		(k)	(k)	72.80%
Year Ended October 31, 2001	$4,775	1.14%		5.71%		(k)	(k)	42.47%
Year Ended October 31, 2002	$7,551	1.06%		5.34%		(k)	(k)	27.66%
Year Ended October 31, 2003	$10,128	1.08%		4.74%		(k)	(k)	17.73%
Year Ended October 31, 2004	$10,669	1.04%		4.38%		(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$9,056	1.09%	(j)	4.17%	(j)	(k)	(k)	16.98%
Class B Shares
Period Ended October 31, 2003 (d)	$24	1.83%	(j)	3.62%	(j)	(k)	(k)	17.73%
Year Ended October 31, 2004	$102	1.72%		3.64%		(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$130	1.76%	(j)	3.47%	(j)	(k)	(k)	16.98%
Class C Shares
Period Ended October 31, 2003 (d)	$9	1.87%	(j)	3.60%	(j)	(k)	(k)	17.73%
Year Ended October 31, 2004	$182	1.72%		3.48%		(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$479	1.76%	(j)	3.45%	(j)	(k)	(k)	16.98%
Class D Shares
Year Ended October 31, 2000	$108,413	0.83%		6.62%		(k)	(k)	72.80%
Year Ended October 31, 2001	$132,034	0.92%		5.94%		(k)	(k)	42.47%
Year Ended October 31, 2002	$136,049	0.83%		5.58%		(k)	(k)	27.66%
Year Ended October 31, 2003	$127,591	0.82%		5.00%		(k)	(k)	17.73%
Year Ended October 31, 2004	$112,631	0.78%		4.64%		(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$106,000	0.81%	(j)	4.43%	(j)	(k)	(k)	16.98%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.85%	(j)	3.48%	(j)	1.95%	3.38%	17.73%
Year Ended October 31, 2004	$1	1.37%		3.99%		(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.13%	(j)	4.10%	(j)	(k)	(k)	16.98%
Class X Shares
Year Ended October 31, 2000	$1,707	1.64%		5.83%		(k)	(k)	72.80%
Year Ended October 31, 2001	$2,935	1.72%		5.10%		(k)	(k)	42.47%
Year Ended October 31, 2002	$3,548	1.62%		4.79%		(k)	(k)	27.66%
Year Ended October 31, 2003 (f)	$3,674	1.60%		4.22%		(k)	(k)	17.73%
Year Ended October 31, 2004	$3,457	1.57%		3.85%		(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$3,294	1.61%	(j)	3.64%	(j)	(k)	(k)	16.98%
Class Y Shares (c)
Period Ended October 31, 2001 (g)	$162	1.74%	(j)	4.77%	(j)	(k)	(k)	42.47%
Year Ended October 31, 2002	$272	1.62%		4.78%		(k)	(k)	27.66%
Year Ended October 31, 2003 (f)	$256	1.60%		4.21%		(k)	(k)	17.73%
Year Ended October 31, 2004	$238	1.57%		3.85%		(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$217	1.61%	(j)	3.63%	(j)	(k)	(k)	16.98%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$260	0.73%	(j)	4.51%	(j)	(k)	(k)	17.20%
Six Months Ended April 30, 2005 (Unaudited)	$1,221	0.77%	(j)	4.47%	(j)	(k)	(k)	16.98%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Effective September 1, 2003, Class B and Class C were renamed renamed Class X and Class Y, respectively.
(g)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions during the period.

See notes to financial statements.

2005 Semiannual Report 131

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Government Bond Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	$9.89	0.57	0.13	0.70	(0.57)	(0.02)	(0.59)	$10.00	7.40%
Year Ended October 31, 2001	$10.00	0.53	0.95	1.48	(0.53)	—	(0.53)	$10.95	15.21%
Year Ended October 31, 2002	$10.95	0.45	0.20	0.65	(0.45)	(0.20)	(0.65)	$10.95	6.42%
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25	(0.40)	(0.19)	(0.59)	$10.61	2.29%
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)	(0.26)	(0.62)	$10.37	3.68%
Six Months Ended April 30, 2005 (Unaudited)	$10.37	0.17	(0.03)	0.14	(0.17)	—	(0.17)	$10.34	1.38%	(i)
Class B Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18	(0.05)	—	(0.05)	$10.61	1.73%	(i)
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.04%
Six Months Ended April 30, 2005 (Unaudited)	$10.37	0.14	(0.03)	0.11	(0.14)	—	(0.14)	$10.34	1.07%	(i)
Class C Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18	(0.05)	—	(0.05)	$10.61	1.73%	(i)
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.03%
Six Months Ended April 30, 2005 (Unaudited)	$10.37	0.14	(0.04)	0.10	(0.14)	—	(0.14)	$10.33	0.98%	(i)
Class D Shares
Year Ended October 31, 2000	$9.89	0.59	0.14	0.73	(0.59)	(0.02)	(0.61)	$10.01	7.73%
Year Ended October 31, 2001	$10.01	0.55	0.95	1.50	(0.55)	—	(0.55)	$10.96	15.43%
Year Ended October 31, 2002	$10.96	0.48	0.19	0.67	(0.48)	(0.20)	(0.68)	$10.95	6.61%
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29	(0.43)	(0.19)	(0.62)	$10.62	2.67%
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)	(0.26)	(0.65)	$10.37	3.87%
Six Months Ended April 30, 2005 (Unaudited)	$10.37	0.19	(0.03)	0.16	(0.19)	—	(0.19)	$10.34	1.53%	(i)
Class R Shares
Period Ended October 31, 2003 (e)	$10.77	0.04	(0.16)	(0.12)	(0.03)	—	(0.03)	$10.62	(1.12%	) (i)
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)	(0.26)	(0.59)	$10.38	3.41%
Six Months Ended April 30, 2005 (Unaudited)	$10.38	0.17	(0.04)	0.13	(0.17)	—	(0.17)	$10.34	1.28%	(i)
Class X Shares
Year Ended October 31, 2000	$9.89	0.51	0.13	0.64	(0.51)	(0.02)	(0.53)	$10.00	6.72%
Year Ended October 31, 2001	$10.00	0.47	0.94	1.41	(0.47)	—	(0.47)	$10.94	14.41%
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%
Six Months Ended April 30, 2005 (Unaudited)	$10.36	0.15	(0.03)	0.12	(0.15)	—	(0.15)	$10.33	1.15%	(i)
Class Y Shares
Period Ended October 31, 2001 (g)	$10.47	0.24	0.47	0.71	(0.24)	—	(0.24)	$10.94	6.89%	(i)
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%
Six Months Ended April 30, 2005 (Unaudited)	$10.36	0.15	(0.03)	0.12	(0.15)	—	(0.15)	$10.33	1.15%	(i)
Institutional Class Shares
Period Ended October 31, 2004 (h)	$10.11	0.12	0.28	0.40	(0.13)	—	(0.13)	$10.38	4.00%	(i)
Six Months Ended April 30, 2005 (Unaudited)	$10.38	0.19	(0.04)	0.15	(0.19)	—	(0.19)	$10.34	1.48%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of
						Ratio of		Investment
				Ratio of Net		Expenses		Income
		Ratio of		Investment		(Prior to		(Prior to
	Net Assets	Expenses		Income		Reimbursements)		Reimbursements)
	at End of	to Average		to Average		to Average		to Average		Portfolio
	Period (000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	$54,796	0.99%		5.84%		1.05%		5.78%		107.86%
Year Ended October 31, 2001	$57,336	0.99%		5.12%		1.20%		4.91%		159.68%
Year Ended October 31, 2002	$55,510	1.07%		4.28%		1.11%		4.24%		99.42%
Year Ended October 31, 2003	$56,589	1.10%		3.76%		(k)		(k)		106.65%
Year Ended October 31, 2004	$55,481	1.07%		3.37%		(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$54,169	1.09%	(j)	3.38%	(j)	(k)		(k)		44.01%
Class B Shares
Period Ended October 31, 2003 (d)	$1	1.80%	(j)	3.52%	(j)	(k)		(k)		106.65%
Year Ended October 31, 2004	$170	1.69%		2.75%		(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$117	1.71%	(j)	2.75%	(j)	(k)		(k)		44.01%
Class C Shares
Period Ended October 31, 2003 (d)	$65	1.76%	(j)	4.11%	(j)	(k)		(k)		106.65%
Year Ended October 31, 2004	$296	1.69%		2.75%		(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$219	1.71%	(j)	2.78%	(j)	(k)		(k)		44.01%
Class D Shares
Year Ended October 31, 2000	$55,812	0.78%		6.03%		0.78%		6.03%		107.86%
Year Ended October 31, 2001	$124,117	0.79%		5.24%		0.90%		5.13%		159.68%
Year Ended October 31, 2002	$174,637	0.81%		4.52%		0.81%		4.52%		99.42%
Year Ended October 31, 2003	$154,556	0.82%		4.03%		(k)		(k)		106.65%
Year Ended October 31, 2004	$121,325	0.78%		3.66%		(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$111,447	0.80%	(j)	3.67%	(j)	(k)		(k)		44.01%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.48%	(j)	4.13%	(j)	1.58%	(j)	4.03%	(j)	106.65%
Year Ended October 31, 2004	$1	1.37%		3.12%		(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$1	1.07%	(j)	3.37%	(j)	(k)		(k)		44.01%
Class X Shares
Year Ended October 31, 2000	$1,129	1.63%		5.19%		1.63%		5.19%		107.86%
Year Ended October 31, 2001	$4,024	1.64%		4.27%		1.68%		4.23%		159.68%
Year Ended October 31, 2002	$6,067	1.58%		3.74%		1.58%		3.74%		99.42%
Year Ended October 31, 2003 (f)	$5,689	1.57%		3.29%		(k)		(k)		106.65%
Year Ended October 31, 2004	$4,557	1.54%		2.91%		(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$4,002	1.56%	(j)	2.92%	(j)	(k)		(k)		44.01%
Class Y Shares
Period Ended October 31, 2001 (g)	$449	1.64%	(j)	4.20%	(j)	1.73%	(j)	4.11%	(j)	159.68%
Year Ended October 31, 2002	$941	1.58%		3.72%		1.58%		3.72%		99.42%
Year Ended October 31, 2003 (f)	$1,910	1.57%		3.28%		(k)		(k)		106.65%
Year Ended October 31, 2004	$961	1.54%		2.93%		(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$901	1.56%	(j)	2.92%	(j)	(k)		(k)		44.01%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$14	0.69%	(j)	3.66%	(j)	(k)		(k)		110.72%
Six Months Ended April 30, 2005 (Unaudited)	$717	0.71%	(j)	3.82%	(j)	(k)		(k)		44.01%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions during the period.

132 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Tax-Free Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$9.79	0.50	0.25	0.75
Year Ended October 31, 2001	$10.04	0.46	0.49	0.95
Year Ended October 31, 2002	$10.51	0.47	—	0.47
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61
Six Months Ended April 30, 2005 (Unaudited)	$10.67	0.20	(0.04)	0.16
Class B Shares
Period Ended October 31, 2003 (d)	$10.28	0.06	0.20	0.26
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54
Six Months Ended April 30, 2005 (Unaudited)	$10.67	0.16	(0.04)	0.12
Class C Shares
Period Ended October 31, 2003 (d)	$10.27	0.06	0.20	0.26
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53
Six Months Ended April 30, 2005 (Unaudited)	$10.64	0.16	(0.03)	0.13
Class D Shares
Year Ended October 31, 2000	$9.78	0.53	0.25	0.78
Year Ended October 31, 2001	$10.03	0.49	0.49	0.98
Year Ended October 31, 2002	$10.50	0.49	0.01	0.50
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64
Six Months Ended April 30, 2005 (Unaudited)	$10.67	0.21	(0.04)	0.17
Class X Shares
Year Ended October 31, 2000	$9.78	0.44	0.25	0.69
Year Ended October 31, 2001	$10.03	0.40	0.49	0.89
Year Ended October 31, 2002	$10.50	0.40	0.01	0.41
Year Ended October 31, 2003 (e)	$10.51	0.38	(0.02)	0.36
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55
Six Months Ended April 30, 2005 (Unaudited)	$10.67	0.17	(0.04)	0.13
Class Y Shares
Period Ended October 31, 2001 (f)	$10.32	0.22	0.16	0.38
Year Ended October 31, 2002	$10.48	0.41	—	0.41
Year Ended October 31, 2003 (e)	$10.49	0.39	(0.03)	0.36
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55
Six Months Ended April 30, 2005 (Unaudited)	$10.65	0.17	(0.04)	0.13

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	(0.50)	(0.50)	$10.04	7.90%
Year Ended October 31, 2001	(0.48)	(0.48)	$10.51	9.70%
Year Ended October 31, 2002	(0.47)	(0.47)	$10.51	4.57%
Year Ended October 31, 2003	(0.44)	(0.44)	$10.49	4.09%
Year Ended October 31, 2004	(0.43)	(0.43)	$10.67	5.97%
Six Months Ended April 30, 2005 (Unaudited)	(0.20)	(0.20)	$10.63	1.49%	(g)
Class B Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$10.48	2.48%	(g)
Year Ended October 31, 2004	(0.35)	(0.35)	$10.67	5.28%
Six Months Ended April 30, 2005 (Unaudited)	(0.16)	(0.16)	$10.63	1.11%	(g)
Class C Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$10.47	2.48%	(g)
Year Ended October 31, 2004	(0.36)	(0.36)	$10.64	5.12%
Six Months Ended April 30, 2005 (Unaudited)	(0.16)	(0.16)	$10.61	1.12%	(g)
Class D Shares
Year Ended October 31, 2000	(0.53)	(0.53)	$10.03	8.18%
Year Ended October 31, 2001	(0.51)	(0.51)	$10.50	9.99%
Year Ended October 31, 2002	(0.49)	(0.49)	$10.51	4.94%
Year Ended October 31, 2003	(0.47)	(0.47)	$10.49	4.36%
Year Ended October 31, 2004	(0.46)	(0.46)	$10.67	6.23%
Six Months Ended April 30, 2005 (Unaudited)	(0.21)	(0.21)	$10.63	1.62%	(g)
Class X Shares
Year Ended October 31, 2000	(0.44)	(0.44)	$10.03	7.27%
Year Ended October 31, 2001	(0.42)	(0.42)	$10.50	9.06%
Year Ended October 31, 2002	(0.40)	(0.40)	$10.51	4.05%
Year Ended October 31, 2003 (e)	(0.38)	(0.38)	$10.49	3.48%
Year Ended October 31, 2004	(0.37)	(0.37)	$10.67	5.34%
Six Months Ended April 30, 2005 (Unaudited)	(0.17)	(0.17)	$10.63	1.19%	(g)
Class Y Shares
Period Ended October 31, 2001 (f)	(0.22)	(0.22)	$10.48	3.73%	(g)
Year Ended October 31, 2002	(0.40)	(0.40)	$10.49	4.06%
Year Ended October 31, 2003 (e)	(0.38)	(0.38)	$10.47	3.49%
Year Ended October 31, 2004	(0.37)	(0.37)	$10.65	5.35%
Six Months Ended April 30, 2005 (Unaudited)	(0.17)	(0.17)	$10.61	1.19%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
							Ratio of
						Ratio of	Investment
				Ratio of Net		Expenses	Income
	Net Assets	Ratio of		Investment		(Prior to	(Prior to
	at End of	Expenses		Income		Reimbursements)	Reimbursements)
	Period	to Average		to Average		to Average	to Average	Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2000	$3,792	0.94%		5.09%		(i)	(i)	7.08%
Year Ended October 31, 2001	$5,837	1.00%		4.56%		(i)	(i)	7.29%
Year Ended October 31, 2002	$7,586	0.99%		4.48%		(i)	(i)	27.77%
Year Ended October 31, 2003	$7,580	0.98%		4.20%		(i)	(i)	16.91%
Year Ended October 31, 2004	$9,599	0.93%		4.10%		(i)	(i)	0.00%
Six Months Ended April 30, 2005 (Unaudited)	$9,099	0.96%	(h)	3.74%	(h)	(i)	(i)	3.64%
Class B Shares
Period Ended October 31, 2003 (d)	$41	1.72%	(h)	3.54%	(h)	(i)	(i)	16.91%
Year Ended October 31, 2004	$370	1.68%		3.36%		(i)	(i)	0.00%
Six Months Ended April 30, 2005 (Unaudited)	$578	1.71%	(h)	2.94%	(h)	(i)	(i)	3.64%
Class C Shares
Period Ended October 31, 2003 (d)	$1	1.72%	(h)	3.65%	(h)	(i)	(i)	16.91%
Year Ended October 31, 2004	$984	1.66%		3.32%		(i)	(i)	0.00%
Six Months Ended April 30, 2005 (Unaudited)	$1,263	1.71%	(h)	2.97%	(h)	(i)	(i)	3.64%
Class D Shares
Year Ended October 31, 2000	$204,337	0.70%		5.35%		0.70%	5.35%	7.08%
Year Ended October 31, 2001	$202,942	0.75%		4.82%		(i)	(i)	7.29%
Year Ended October 31, 2002	$195,601	0.73%		4.74%		(i)	(i)	27.77%
Year Ended October 31, 2003	$184,774	0.72%		4.47%		(i)	(i)	16.91%
Year Ended October 31, 2004	$174,451	0.68%		4.35%		(i)	(i)	0.00%
Six Months Ended April 30, 2005 (Unaudited)	$169,605	0.71%	(h)	3.99%	(h)	(i)	(i)	3.64%
Class X Shares
Year Ended October 31, 2000	$4,601	1.55%		4.50%		(i)	(i)	7.08%
Year Ended October 31, 2001	$5,592	1.60%		3.96%		(i)	(i)	7.29%
Year Ended October 31, 2002	$6,445	1.58%		3.88%		(i)	(i)	27.77%
Year Ended October 31, 2003 (e)	$6,861	1.57%		3.61%		(i)	(i)	16.91%
Year Ended October 31, 2004	$6,342	1.53%		3.50%		(i)	(i)	0.00%
Six Months Ended April 30, 2005 (Unaudited)	$6,055	1.56%	(h)	3.15%	(h)	(i)	(i)	3.64%
Class Y Shares
Period Ended October 31, 2001 (f)	$115	1.62%	(h)	3.98%	(h)	(i)	(i)	7.29%
Year Ended October 31, 2002	$221	1.59%		3.87%		(i)	(i)	27.77%
Year Ended October 31, 2003 (e)	$652	1.57%		3.61%		(i)	(i)	16.91%
Year Ended October 31, 2004	$493	1.54%		3.51%		(i)	(i)	0.00%
Six Months Ended April 30, 2005 (Unaudited)	$471	1.56%	(h)	3.16%	(h)	(i)	(i)	3.64%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.

See notes to financial statements.

2005 Semiannual Report 133

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Money Market Fund

		Investment Activities
	Net Asset		Total
	Value,	Net	from
	Beginning	Investment	Investment
	of Period	Income	Activities

Institutional Class Shares
Period Ended October 31, 2002 (b)	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Year Ended October 31, 2004	$1.00	0.01	0.01
Six Months Ended April 30, 2005 (Unaudited)	$1.00	0.01	0.01
Service Class Shares
Year Ended October 31, 2000	$1.00	0.06	0.06
Year Ended October 31, 2001	$1.00	0.04	0.04
Year Ended October 31, 2002	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Year Ended October 31, 2004	$1.00	0.01	0.01
Six Months Ended April 30, 2005 (Unaudited)	$1.00	0.01	0.01
Prime Shares
Year Ended October 31, 2000	$1.00	0.06	0.06
Year Ended October 31, 2001	$1.00	0.04	0.04
Year Ended October 31, 2002	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Year Ended October 31, 2004	$1.00	0.01	0.01
Six Months Ended April 30, 2005 (Unaudited)	$1.00	0.01	0.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return

Institutional Class Shares
Period Ended October 31, 2002 (b)	(0.01)	(0.01)	$1.00	1.12%	(c)
Year Ended October 31, 2003	(0.01)	(0.01)	$1.00	0.77%
Year Ended October 31, 2004	(0.01)	(0.01)	$1.00	0.73%
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.01)	$1.00	0.93%	(c)
Service Class Shares
Year Ended October 31, 2000	(0.06)	(0.06)	$1.00	5.64%
Year Ended October 31, 2001	(0.04)	(0.04)	$1.00	4.15%
Year Ended October 31, 2002	(0.01)	(0.01)	$1.00	1.11%
Year Ended October 31, 2003	(0.01)	(0.01)	$1.00	0.59%
Year Ended October 31, 2004	(0.01)	(0.01)	$1.00	0.52%
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.01)	$1.00	0.83%	(c)
Prime Shares
Year Ended October 31, 2000	(0.06)	(0.06)	$1.00	5.74%
Year Ended October 31, 2001	(0.04)	(0.04)	$1.00	4.22%
Year Ended October 31, 2002	(0.01)	(0.01)	$1.00	1.23%
Year Ended October 31, 2003	(0.01)	(0.01)	$1.00	0.69%
Year Ended October 31, 2004	(0.01)	(0.01)	$1.00	0.67%
Six Months Ended April 30, 2005 (Unaudited)	(0.01)	(0.01)	$1.00	0.90%	(c)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/ Supplemental Data
								Ratio of
						Ratio of		Net Investment
				Ratio of Net		Expenses		Income
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average
	(000s)	Net Assets		Net Assets		Net Assets (a)		Net Assets (a)

Institutional Class Shares
Period Ended October 31, 2002 (b)	$8,606	0.59%	(d)	1.25%	(d)	(e)		(e)
Year Ended October 31, 2003	$1,214,406	0.56%		0.73%		(e)		(e)
Year Ended October 31, 2004	$1,219,343	0.54%		0.73%		(e)		(e)
Six Months Ended April 30, 2005 (Unaudited)	$1,447,082	0.54%	(d)	1.89%	(d)	(e)		(e)
Service Class Shares
Year Ended October 31, 2000	$256,221	0.75%		5.68%		0.86%		5.57%
Year Ended October 31, 2001	$440,874	0.75%		3.85%		0.91%		3.69%
Year Ended October 31, 2002	$627,365	0.80%		1.09%		0.96%		0.93%
Year Ended October 31, 2003	$8,473	0.75%		0.89%		0.92%		0.72%
Year Ended October 31, 2004	$5,952	0.75%		0.51%		0.78%		0.48%
Six Months Ended April 30, 2005 (Unaudited)	$4,211	0.75%	(d)	1.71%	(d)	0.89%	(d)	1.57%	(d)
Prime Shares
Year Ended October 31, 2000	$1,241,194	0.65%		5.58%		0.65%		5.58%
Year Ended October 31, 2001	$1,385,774	0.68%		4.10%		(e)		(e)
Year Ended October 31, 2002	$1,177,541	0.70%		1.22%		(e)		(e)
Year Ended October 31, 2003	$470,771	0.64%		0.73%		(e)		(e)
Year Ended October 31, 2004	$395,038	0.60%		0.66%		(e)		(e)
Six Months Ended April 30, 2005 (Unaudited)	$341,665	0.59%	(d)	1.81%	(d)	(e)		(e)

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions in this period.

See notes to financial statements.

134 Semiannual Report 2005

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Morley Enhanced Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.48	(0.10)	0.38
Year Ended October 31, 2001	$9.90	0.52	(0.20)	0.32
Year Ended October 31, 2002	$9.70	0.41	(0.26)	0.15
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07
Six Months Ended April 30, 2005 (Unaudited)	$9.16	0.09	(0.03)	0.06
Class R Shares
Period Ended October 31, 2003 (e)	$9.30	0.02	(0.03)	(0.01)
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04
Six Months Ended April 30, 2005 (Unaudited)	$9.17	0.09	(0.04)	0.05
Institutional Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.51	(0.11)	0.40
Year Ended October 31, 2001	$9.89	0.56	(0.19)	0.37
Year Ended October 31, 2002	$9.70	0.45	(0.26)	0.19
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11
Six Months Ended April 30, 2005 (Unaudited)	$9.17	0.11	(0.04)	0.07
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.49	(0.10)	0.39
Year Ended October 31, 2001	$9.90	0.54	(0.19)	0.35
Year Ended October 31, 2002	$9.71	0.42	(0.27)	0.15
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08
Six Months Ended April 30, 2005 (Unaudited)	$9.17	0.10	(0.04)	0.06

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.48)	(0.48)	$9.90	3.86%	(f)
Year Ended October 31, 2001	(0.52)	(0.52)	$9.70	3.26%
Year Ended October 31, 2002	(0.41)	(0.41)	$9.44	1.60%
Year Ended October 31, 2003	(0.30)	(0.30)	$9.26	1.31%
Year Ended October 31, 2004	(0.17)	(0.17)	$9.16	0.73%
Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.10)	$9.12	0.70%	(f)
Class R Shares
Period Ended October 31, 2003 (e)	(0.02)	(0.02)	$9.27	(0.13%	) (f)
Year Ended October 31, 2004	(0.14)	(0.14)	$9.17	0.48%
Six Months Ended April 30, 2005 (Unaudited)	(0.10)	(0.10)	$9.12	0.59%	(f)
Institutional Class Shares
Period Ended October 31, 2000 (d)	(0.51)	(0.51)	$9.89	4.16%	(f)
Year Ended October 31, 2001	(0.56)	(0.56)	$9.70	3.83%
Year Ended October 31, 2002	(0.45)	(0.45)	$9.44	1.96%
Year Ended October 31, 2003	(0.33)	(0.33)	$9.26	1.64%
Year Ended October 31, 2004	(0.20)	(0.20)	$9.17	1.07%
Six Months Ended April 30, 2005 (Unaudited)	(0.12)	(0.12)	$9.12	0.87%	(f)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.49)	(0.49)	$9.90	4.02%	(f)
Year Ended October 31, 2001	(0.54)	(0.54)	$9.71	3.57%
Year Ended October 31, 2002	(0.42)	(0.42)	$9.44	1.60%
Year Ended October 31, 2003	(0.31)	(0.31)	$9.27	1.50%
Year Ended October 31, 2004	(0.18)	(0.18)	$9.17	0.82%
Six Months Ended April 30, 2005 (Unaudited)	(0.11)	(0.11)	$9.12	0.64%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of
						Ratio of		Investment
				Ratio of Net		Expenses		Income
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$368	0.90%	(g)	5.90%	(g)	2.63%	(g)	4.17%	(g)	4.42%
Year Ended October 31, 2001	$629	0.90%		5.18%		1.51%		4.57%		46.50%
Year Ended October 31, 2002	$1,691	0.79%		4.28%		0.95%		4.12%		32.97%
Year Ended October 31, 2003	$2,404	0.78%		3.11%		0.88%		3.01%		29.97%
Year Ended October 31, 2004	$1,575	0.80%		1.74%		0.85%		1.69%		51.59%
Six Months Ended April 30, 2005 (Unaudited)	$1,261	0.80%	(g)	2.15%	(g)	0.84%	(g)	2.11%	(g)	26.46%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.05%	(g)	2.01%	(g)	1.15%	(g)	1.91%	(g)	29.97%
Year Ended October 31, 2004	$1	1.00%		1.49%		1.00%		1.49%		51.59%
Six Months Ended April 30, 2005 (Unaudited)	$1	0.72%	(g)	2.15%	(g)	0.72%	(g)	2.15%	(g)	26.46%
Institutional Class Shares
Period Ended October 31, 2000 (d)	$497	0.45%	(g)	6.44%	(g)	2.13%	(g)	4.76%	(g)	4.42%
Year Ended October 31, 2001	$10,144	0.45%		5.39%		0.98%		4.86%		46.50%
Year Ended October 31, 2002	$57,703	0.45%		4.57%		0.64%		4.38%		32.97%
Year Ended October 31, 2003	$155,704	0.45%		3.40%		0.55%		3.30%		29.97%
Year Ended October 31, 2004	$299,898	0.45%		2.05%		0.50%		2.00%		51.59%
Six Months Ended April 30, 2005 (Unaudited)	$371,948	0.45%	(g)	2.51%	(g)	0.50%	(g)	2.46%	(g)	26.46%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$11,614	0.70%	(g)	5.96%	(g)	1.73%	(g)	4.93%	(g)	4.42%
Year Ended October 31, 2001	$11,593	0.70%		5.45%		1.44%		4.71%		46.50%
Year Ended October 31, 2002	$10,093	0.70%		4.41%		0.90%		4.21%		32.97%
Year Ended October 31, 2003	$9,256	0.70%		3.25%		0.80%		3.15%		29.97%
Year Ended October 31, 2004	$7,476	0.70%		1.84%		0.75%		1.79%		51.59%
Six Months Ended April 30, 2005 (Unaudited)	$6,782	0.70%	(g)	2.26%	(g)	0.74%	(g)	2.21%	(g)	26.46%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

2005 Semiannual Report 135

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Short Duration Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2003 (d)	$10.00	0.08	—	0.08
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Six Months Ended April 30, 2005 (Unaudited)	$10.00	0.24	(0.09)	0.15
Class C Shares
Period Ended April 30, 2005 (Unaudited) (e)	$9.91	0.04	—	0.04
Institutional Class Shares
Year Ended October 31, 2000	$10.00	0.57	0.01	0.58
Year Ended October 31, 2001	$10.00	0.59	—	0.59
Year Ended October 31, 2002	$10.00	0.47	—	0.47
Year Ended October 31, 2003	$10.00	0.34	—	0.34
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20
Six Months Ended April 30, 2005 (Unaudited)	$10.00	0.12	(0.08)	0.04
IRA Class Shares
Year Ended October 31, 2000	$10.00	0.53	0.01	0.54
Year Ended October 31, 2001	$10.00	0.55	—	0.55
Year Ended October 31, 2002	$10.00	0.43	—	0.43
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Six Months Ended April 30, 2005 (Unaudited)	$10.00	0.12	(0.09)	0.03
Service Class Shares
Year Ended October 31, 2000	$10.00	0.53	0.01	0.54
Year Ended October 31, 2001	$10.00	0.55	—	0.55
Year Ended October 31, 2002	$10.00	0.44	—	0.44
Year Ended October 31, 2003	$10.00	0.30	—	0.30
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15
Six Months Ended April 30, 2005 (Unaudited)	$10.00	0.12	(0.09)	0.03

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Capital
	Net	Net		Reverse		Contributions	Net Asset
	Investment	Realized	Total	Stock		from	Value, End	Total
	Income	Gains	Distributions	Split		Adviser	of Period	Return (a)

Class A Shares
Period Ended October 31, 2003 (d)	(0.08)	—	(0.08)	—		—	$10.00	0.76%	(f)
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01 (i)		0.07	$10.00	2.35%	(j)
Six Months Ended April 30, 2005 (Unaudited)	(0.24)	—	(0.24)	—		—	$9.91	0.32%	(f)
Class C Shares
Period Ended April 30, 2005 (Unaudited) (e)	(0.04)	—	(0.04)	—		—	$9.91	0.41%	(f)
Institutional Class Shares
Year Ended October 31, 2000	(0.58)	—	(0.58)	—		—	$10.00	5.93%
Year Ended October 31, 2001	(0.59)	—	(0.59)	—		—	$10.00	6.06%
Year Ended October 31, 2002	(0.47)	(0.04)	(0.51)	0.04	(h)	—	$10.00	4.84%
Year Ended October 31, 2003	(0.34)	—	(0.34)	—		—	$10.00	3.41%
Year Ended October 31, 2004	(0.27)	(0.01)	(0.28)	0.01	(i)	0.07	$10.00	2.69%	(k)
Six Months Ended April 30, 2005 (Unaudited)	(0.13)	—	(0.13)	—		—	$9.91	0.44%	(f)
IRA Class Shares
Year Ended October 31, 2000	(0.54)	—	(0.54)	—		—	$10.00	5.51%
Year Ended October 31, 2001	(0.55)	—	(0.55)	—		—	$10.00	5.64%
Year Ended October 31, 2002	(0.43)	(0.04)	(0.47)	0.04	(h)	—	$10.00	4.41%
Year Ended October 31, 2003	(0.30)	—	(0.30)	—		—	$10.00	2.99%
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01	(i)	0.07	$10.00	2.30%	(l)
Six Months Ended April 30, 2005 (Unaudited)	(0.12)	—	(0.12)	—		—	$9.91	0.28%	(f)
Service Class Shares
Year Ended October 31, 2000	(0.54)	—	(0.54)	—		—	$10.00	5.52%
Year Ended October 31, 2001	(0.55)	—	(0.55)	—		—	$10.00	5.64%
Year Ended October 31, 2002	(0.44)	(0.04)	(0.48)	0.04	(h)	—	$10.00	4.44%
Year Ended October 31, 2003	(0.30	—	(0.30)	—		—	$10.00	3.05%
Year Ended October 31, 2004	(0.22)	(0.01)	(0.23)	0.01	(i)	0.07	$10.00	2.26%	(m)
Six Months Ended April 30, 2005 (Unaudited)	(0.12)	—	(0.12)	—		—	$9.91	0.28%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d)	$42	0.95%	(g)	2.68%	(g)	1.05%	(g)	2.58%	(g)	16.61%
Year Ended October 31, 2004	$1,585	0.86%		2.08%		0.96%		1.98%		129.96%
Six Months Ended April 30, 2005 (Unaudited)	$705	0.73%	(g)	2.30%	(g)	0.83%	(g)	2.20%	(g)	249.24%
Class C Shares
Period Ended April 30, 2005 (Unaudited) (e)	$1	1.26%	(g)	2.47%	(g)	1.26%	(g)	2.47%	(g)	249.24%
Institutional Class Shares
Year Ended October 31, 2000	$8,973	0.55%		5.85%		1.47%		4.93%		28.30%
Year Ended October 31, 2001	$15,531	0.55%		5.83%		0.83%		5.55%		59.67%
Year Ended October 31, 2002	$19,239	0.57%		4.73%		0.71%		4.69%		37.37%
Year Ended October 31, 2003	$47,491	0.60%		3.40%		0.70%		3.30%		16.61%
Year Ended October 31, 2004	$72,996	0.54%		2.63%		0.64%		2.53%		129.96%
Six Months Ended April 30, 2005 (Unaudited)	$8,528	0.46%	(g)	2.35%	(g)	0.56%	(g)	2.25%	(g)	249.24%
IRA Class Shares
Year Ended October 31, 2000	$1,867	0.95%		5.38%		1.81%		4.52%		28.30%
Year Ended October 31, 2001	$2,073	0.95%		5.46%		1.19%		5.22%		59.67%
Year Ended October 31, 2002	$38,001	1.01%		4.00%		1.11%		4.00%		37.37%
Year Ended October 31, 2003	$413,934	1.01%		2.90%		1.11%		2.80%		16.61%
Year Ended October 31, 2004	$369,014	0.91%		2.29%		1.01%		2.19%		129.96%
Six Months Ended April 30, 2005 (Unaudited)	$73,178	0.79%	(g)	2.07%	(g)	0.89%	(g)	1.97%	(g)	249.24%
Service Class Shares
Year Ended October 31, 2000	$8,820	0.95%		5.51%		1.80%		4.66%		28.30%
Year Ended October 31, 2001	$24,871	0.95%		5.45%		1.23%		5.17%		59.67%
Year Ended October 31, 2002	$84,679	0.96%		4.23%		1.08%		4.21%		37.37%
Year Ended October 31, 2003	$196,569	0.95%		3.06%		1.05%		2.96%		16.61%
Year Ended October 31, 2004	$263,900	0.97%		2.20%		1.07%		2.10%		129.96%
Six Months Ended April 30, 2005 (Unaudited)	$96,174	0.82%	(g)	2.14%	(g)	0.92%	(g)	2.04%	(g)	249.24%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from February 28, 2005 (commencement of operations) through April 30, 2005.
(f)	Not annualized.
(g)	Annualized.
(h)	Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(i)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.
(l)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.
(m)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.

See notes to financial statements.

136 Semiannual Report 2005

Notes to Financial Statements
April 30, 2005 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and will not affect the operations of the Trust. As of April 30, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 16 funds listed below (individually a “Fund”, collectively the “Funds”):

-	Gartmore Growth Fund (“Growth”)
-	Gartmore Large Cap Value Fund (“Large Cap Value”)
-	Gartmore Nationwide Fund (“Nationwide”)
-	Gartmore Mid Cap Growth Fund (“Mid Cap Growth”)
-	Gartmore Small Cap Fund (“Small Cap”)
-	Gartmore Investor Destinations Aggressive Fund (“Aggressive”)
-	Gartmore Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive”)
-	Gartmore Investor Destinations Moderate Fund (“Moderate”)
-	Gartmore Investor Destinations Moderately Conservative Fund (“Moderately Conservative”)
-	Gartmore Investor Destinations Conservative Fund (“Conservative”)
-	Gartmore Bond Fund (“Bond”)
-	Gartmore Government Bond Fund (“Government Bond”)
-	Gartmore Tax-Free Income Fund (“Tax-Free Income”)
-	Gartmore Money Market Fund (“Money Market”)
-	Gartmore Morley Enhanced Income Fund (“Morley Enhanced Income”)
-	Gartmore Short Duration Bond Fund (“Short Duration Bond”) (formerly, Gartmore Morley Capital Accumulation Fund)

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (collectively, the “Investor Destinations Funds”) are constructed as “fund of funds” which means that these Funds pursue their investment objectives primarily by allocating their investments among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Funds may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

2005 Semiannual Report 137

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to

138 Semiannual Report 2005

the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straightline) basis to the maturity of the security.

Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

For the Short Duration Bond Fund, beginning on October 4, 2004, through December 5, 2004, the Fund valued its securities using the amortized cost methodology in seeking to continue to maintain a stable NAV of $10.00 per share without the use of wrap contracts to stabilize the NAV. On December 6, 2004, upon the Fund’s change to a short duration bond fund with a fluctuating NAV, the Fund commenced valuation of its securities using the Fund’s valuation procedures.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by AA Corporate Bonds and U.S. Government Agencies with the counterparties of CS First Boston and Nomura Securities.

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

2005 Semiannual Report 139

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.

(e)	Securities Lending

To generate additional income, each of the Funds, with the exception of the Money Market Fund, may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a custody fee based on the value of collateral received from borrowers.

The cash collateral received by the Funds at April 30, 2005, was pooled and invested in the following:

		Market
Security Type	Security Name	Value	Maturity Rate

Bank Note — Floating	U.S. Bank N.A.	$7,993,066	2.84%

Commercial Paper	Five Finance Inc.	4,963,726	2.89%

Funding Agreement	GE Life and Annuity	4,400,000	3.05%

Master Note — Floating	CDC Financial Product Inc.	2,000,000	3.10%

Master Note — Floating	Citigroup Global Markets Inc.	17,000,000	3.07%

Master Note — Floating	Merrill Lynch Mortgage Capital	9,000,000	3.10%

Money Market Fund	JPM S/L Collateral Investment	2,000,000	2.85%

Repurchase Agreement	Nomura Securities	11,938,428	2.98%

Time Deposit	Skandanaviska Enskilda Banken	4,000,000	2.81%

Yankee Certificates of Deposit — Floating	Rabobank, New York	9,997,978	2.88%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Security Type	Maturity Date

Bank Note — Floating	05/02/05

Commercial Paper	06/02/05

Funding Agreement	05/16/05

Master Note — Floating	05/02/05

Master Note — Floating	05/02/05

Master Note — Floating	05/02/05

Money Market Fund	05/02/05

Repurchase Agreement	05/02/05

Time Deposit	05/03/05

Yankee Certificates of Deposit — Floating	05/02/05

As of April 30, 2005, the following Funds had securities with the following market value on loan:

	Market Value
	of Loaned	Market Value
Fund	Securities	of Collateral*

Growth	$7,098,103	$7,664,543

Large Cap Value	1,384,874	1,398,229

Nationwide	55,856,471	57,188,244

Small Cap	6,817,665	7,095,383

Bond	12,826,376	13,074,317

Government Bond	6,730,860	6,795,540

Morley Enhanced Income	11,677,962	12,402,947

*	Includes securities and cash collateral

140 Semiannual Report 2005

(f)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Growth, Large Cap Value, Nationwide, Mid Cap Growth, Small Cap, and Investor Destinations Funds and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the“AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$247,558,086	$8,501,725	$(7,034,289)	$1,467,436

Large Cap Value	34,648,750	$4,911,768	$(792,489)	4,119,279

Nationwide	1,310,943,779	$88,690,004	$(49,094,875)	39,595,128

Mid Cap Growth	3,735,079	$492,756	$(157,631)	335,125

Small Cap	33,327,094	$851,438	$(2,450,848)	(1,599,410)

Aggressive	470,222,895	$34,204,503	$(53,567)	34,150,936

Moderately Aggressive	803,780,052	$53,866,869	$(362,111)	53,504,758

Moderate	808,852,027	$40,548,899	$(966,729)	39,582,170

Moderately Conservative	223,659,821	$8,226,286	$(551,950)	7,674,336

Conservative	152,721,609	$1,893,476	$(683,725)	1,209,750

Bond	123,755,883	$5,785,750	$(311,232)	5,474,518

Government Bond	167,398,339	$3,270,835	$(402,043)	2,868,792

Tax-Free Income	184,771,377	$14,732,323	$(1,231)	14,731,092

Morley Enhanced Income	386,476,834	$196,143	$(3,390,984)	(3,194,842)

Short Duration Bond	177,694,648	$—	$(1,829,263)	(1,829,263)

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as rule 12b-1 and administrative services fees) are charged to that class.

2005 Semiannual Report 141

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

(i)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Growth		Large Cap Value		Nationwide
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004	April 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$3,696,026	$7,859,219	$7,330,261	$9,618,899	$17,086,008
Proceeds from shares issued in connection with merger	—	25,745,232	—	—	—
Dividends reinvested	51,958	—	157,750	217,672	1,692,353
Cost of shares redeemed	(6,035,944)	(9,914,834)	(5,334,522)	(12,838,218)	(367,356,588)

	(2,287,960)	23,689,617	2,153,489	(3,001,647)	(348,578,227)

Class B Shares
Proceeds from shares issued (a)	223,763	584,632	271,663	265,624	1,097,679
Proceeds from shares issued in connection with merger	—	2,002,751	—	—	—
Dividends reinvested	—	—	2,917	2,413	340,027
Cost of shares redeemed	(570,336)	(835,589)	(94,586)	(142,322)	(3,074,319)

	(346,573)	1,751,794	179,994	125,715	(1,636,613)

Class C Shares
Proceeds from shares issued (a)	32,651	127,521	2,646,121	1,899,004	41,778
Proceeds from shares issued in connection with merger	—	54,708	—	—	—
Dividends reinvested	—	—	2,393	408	4,842
Cost of shares redeemed	(95,334)	(34,209)	(122,317)	(1,499,853)	(190,231)

	(62,683)	148,020	2,526,197	399,559	(143,611)

Class D Shares
Proceeds from shares issued (a)	3,653,782	8,752,070	—	—	27,540,233
Dividends reinvested	721,641	79,967	—	—	14,865,596
Cost of shares redeemed	(21,895,660)	(34,708,301)	—	—	(117,577,490)

	(17,520,237)	(25,876,264)	—	—	(75,171,661)

Class R Shares
Proceeds from shares issued (a)	76	—	75	—	75
Dividends reinvested	2	—	8	8	14
Cost of shares redeemed	(76)	—	(76)	—	(76)

	2	—	7	8	13

Institutional Service Class Shares
Proceeds from shares issued (a)	—	3,159,908	—	—	—
Dividends reinvested	4	28,144	—	—	12
Cost of shares redeemed	—	(82,872,540)	—	—	(1,052)

	4	(79,684,488)	—	—	(1,040)

Institutional Class Shares
Proceeds from shares issued (a)	—	1,000 (b)	—	—	906,234
Dividends reinvested	4	—	—	—	6,923
Cost of shares redeemed	—	—	—	—	(29,133)

	4	1,000	—	—	884,024

Change in net assets from capital transactions	$(20,217,443)	$(79,970,321)	$4,859,687	$(2,476,365)	$(424,647,115)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide
	Year Ended
	October 31, 2004

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$214,013,083
Proceeds from shares issued in connection with merger	—
Dividends reinvested	1,728,517
Cost of shares redeemed	(359,515,876)

	(143,774,276)

Class B Shares
Proceeds from shares issued (a)	2,694,414
Proceeds from shares issued in connection with merger	—
Dividends reinvested	—
Cost of shares redeemed	(4,792,571)

	(2,098,157)

Class C Shares
Proceeds from shares issued (a)	432,663
Proceeds from shares issued in connection with merger	—
Dividends reinvested	210
Cost of shares redeemed	(193,194)

	239,679

Class D Shares
Proceeds from shares issued (a)	49,440,425
Dividends reinvested	8,190,661
Cost of shares redeemed	(195,870,077)

	(138,238,991)

Class R Shares
Proceeds from shares issued (a)	—
Dividends reinvested	2
Cost of shares redeemed	—

	2

Institutional Service Class Shares
Proceeds from shares issued (a)	1,760,405
Dividends reinvested	161,778
Cost of shares redeemed	(62,700,633)

	(60,778,450)

Institutional Class Shares
Proceeds from shares issued (a)	365,541	(b)
Dividends reinvested	537	(b)
Cost of shares redeemed	(21,684	) (b)

	344,394

Change in net assets from capital transactions	$(344,305,799)

(a)	Includes redemption fees, if any.
(b)	For the period June 29, 2004 (commencement of operations) through October 31, 2004.

142 Semiannual Report 2005

	Growth		Large Cap Value		Nationwide
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004	April 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	576,061	1,291,849	578,114	849,959	855,030
Issued in connection with merger	—	4,274,297	—	—	—
Reinvested	7,944	—	12,386	19,268	82,834
Redeemed	(937,596)	(1,627,493)	(422,094)	(1,136,552)	(18,298,670)

	(353,591)	3,938,653	168,406	(267,325)	(17,360,806)

Class B Shares
Issued	37,781	103,358	21,653	23,967	55,985
Issued in connection with merger	—	358,069	—	—	—
Reinvested	—	—	231	217	17,096
Redeemed	(96,726)	(147,973)	(7,560)	(12,584)	(157,085)

	(58,945)	313,454	14,324	11,600	(84,004)

Class C Shares
Issued	5,444	22,287	210,596	174,622	2,157
Issued in connection with merger	—	9,772	—	—	—
Reinvested	—	—	192	37	244
Redeemed	(15,897)	(6,263)	(9,930)	(134,727)	(9,681)

	(10,453)	25,796	200,858	39,932	(7,280)

Class D Shares
Issued	561,859	1,414,110	—	—	1,374,054
Reinvested	108,977	13,284	—	—	734,645
Redeemed	(3,355,251)	(5,603,737)	—	—	(5,880,090)

	(2,684,415)	(4,176,343)	—	—	(3,771,391)

Class R Shares
Issued	11	—	6	—	4
Reinvested	— (b)	—	1	1	1
Redeemed	(11)	—	(6)	—	(4)

	—	—	1	1	1

Institutional Service Class Shares
Issued	—	508,713	—	—	—
Reinvested	1	4,667	—	—	1
Redeemed	—	(12,993,820)	—	—	(52)

	1	(12,480,440)	—	—	(51)

Institutional Class Shares
Issued	—	158 (a)	—	—	45,216
Reinvested	1	—	—	—	343
Redeemed	—	—	—	—	(1,454)

	1	158	—	—	44,105

Total change in shares	(3,107,402)	(12,378,722)	383,589	(215,792)	(21,179,426)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide
	Year Ended
	October 31, 2004

SHARE TRANSACTIONS:
Class A Shares
Issued	11,308,654
Issued in connection with merger	—
Reinvested	92,155
Redeemed	(19,420,042)

	(8,019,233)

Class B Shares
Issued	146,163
Issued in connection with merger	—
Reinvested	—
Redeemed	(260,865)

	(114,702)

Class C Shares
Issued	23,828
Issued in connection with merger	—
Reinvested	12
Redeemed	(10,633)

	13,207

Class D Shares
Issued	2,630,865
Reinvested	439,561
Redeemed	(10,423,824)

	(7,353,398)

Class R Shares
Issued	—
Reinvested	—	(b)
Redeemed	—

	—

Institutional Service Class Shares
Issued	93,373
Reinvested	8,764
Redeemed	(3,213,563)

	(3,111,426)

Institutional Class Shares
Issued	19,274	(a)
Reinvested	29	(a)
Redeemed	(1,178	) (a)

	18,125

Total change in shares	(18,567,427)

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Less than 1 share.

2005 Semiannual Report 143

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

	Mid Cap Growth		Small Cap Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$284,212	$1,321,580	$5,108,588	$16,035,203
Dividends reinvested	60,128	25,656	2,851,134	260,691
Cost of shares redeemed	(245,320)	(448,690)	(6,693,297)	(17,255,793)

	99,020	898,546	1,266,425	(959,899)

Class B Shares
Proceeds from shares issued (a)	23,756	132,573	76,831	149,084
Dividends reinvested	5,636	2,266	192,009	17,840
Cost of shares redeemed	(12,436)	(2,010)	(140,423)	(214,488)

	16,956	132,829	128,417	(47,564)

Class C Shares
Proceeds from shares issued (a)	28,501	1,002,064	425,581	98,779
Dividends reinvested	3,584	28	20,926	1,102
Cost of shares redeemed	(8,873)	(784,671)	(31,958)	(21,720)

	23,212	217,421	414,549	78,161

Class R Shares
Proceeds from shares issued (a)	75	—	130,884	1,003	(c)
Dividends reinvested	54	28	138	—
Cost of shares redeemed	(77)	—	—	—

	52	28	131,022	1,003

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—	1,393	31,388,164
Dividends reinvested	—	—	894	282,807
Cost of shares redeemed	—	—	(9,490)	(50,921,441)

	—	—	(7,203)	(19,250,470)

Institutional Class Shares
Proceeds from shares issued (a)	258,402	98,617	322,782	130,222	(b)
Dividends reinvested	75,664	36,735	18,314	—
Cost of shares redeemed	(6,500)	(7,792)	(24,178)	(10,519	) (b)

	327,566	127,560	316,918	119,703

Change in net assets from capital transactions	$466,806	$1,376,384	$2,250,128	$(20,059,066)

SHARE TRANSACTIONS:
Class A Shares
Issued	19,296	95,473	317,764	1,087,993
Reinvested	4,003	1,881	179,317	18,346
Redeemed	(16,616)	(32,039)	(417,200)	(1,178,894)

	6,683	65,315	79,881	(72,555)

Class B Shares
Issued	1,662	9,505	4,944	10,169
Reinvested	378	166	12,583	1,295
Redeemed	(864)	(145)	(9,155)	(14,985)

	1,176	9,526	8,372	(3,521)

Class C Shares
Issued	1,947	72,398	28,202	6,689
Reinvested	241	2	1,369	80
Redeemed	(598)	(56,594)	(2,030)	(1,540)

	1,590	15,806	27,541	5,229

Class R Shares
Issued	5	—	8,470	71	(c)
Reinvested	4	2	9	—
Redeemed	(5)	—	—	—

	4	2	8,479	71

Institutional Service Class Shares
Issued	—	—	83	2,083,984
Reinvested	—	—	56	19,749
Redeemed	—	—	(600)	(3,451,255)

	—	—	(461)	(1,347,522)

Institutional Class Shares
Issued	17,607	6,864	20,141	8,320	(b)
Reinvested	5,011	2,686	1,138	—
Redeemed	(442)	(560)	(1,511)	(686	) (b)

	22,176	8,990	19,768	7,634

Total change in shares	31,629	99,639	143,580	(1,410,664)

(a)	Includes redemption fees, if any.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

144 Semiannual Report 2005

	Aggressive		Moderately Aggressive		Moderate
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004	April 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,493,938	$21,668,419	$18,686,002	$29,075,809	$16,193,076
Dividends reinvested	168,651	67,625	259,306	166,167	282,011
Cost of shares redeemed	(4,611,450)	(6,633,812)	(7,603,567)	(5,060,251)	(3,553,196)

	13,051,139	15,102,232	11,341,741	24,181,725	12,921,891

Class B Shares
Proceeds from shares issued	2,411,093	5,717,425	7,284,849	13,608,132	5,269,396
Dividends reinvested	54,366	14,290	130,705	53,483	123,518
Cost of shares redeemed	(382,567)	(191,398)	(1,137,519)	(743,029)	(856,884)

	2,082,892	5,540,317	6,278,035	12,918,586	4,536,030

Class C Shares
Proceeds from shares issued	21,540,995	36,327,447	37,819,673	81,881,317	38,226,375
Dividends reinvested	104,244	26,537	255,871	118,357	293,198
Cost of shares redeemed	(4,523,597)	(2,129,482)	(6,449,473)	(4,268,083)	(9,648,069)

	17,121,642	34,224,502	31,626,071	77,731,591	28,871,504

Class R Shares
Proceeds from shares issued	169,778	34,333	168,851	59,943	116,703
Dividends reinvested	15	10	15	12	15
Cost of shares redeemed	(300)	—	(132)	—	(76)

	169,493	34,343	168,734	59,955	116,642

Institutional Class Shares
Proceeds from shares issued	1,000 (a)	—	1,000 (a)	—	1,000 (a)
Dividends reinvested	4 (a)	—	4 (a)	—	5 (a)

	1,004	—	1,004	—	1,005

Service Class Shares
Proceeds from shares issued	81,640,306	152,585,830	139,533,221	237,274,734	125,448,020
Dividends reinvested	4,070,674	2,076,144	6,502,056	4,111,940	7,428,757
Cost of shares redeemed	(9,908,867)	(18,735,618)	(11,291,444)	(27,552,917)	(21,995,509)

	75,802,113	135,926,356	134,743,833	213,833,757	110,881,268

Change in net assets from capital transactions	$108,228,283	$190,827,750	$184,159,418	$328,725,614	$157,328,340

SHARE TRANSACTIONS:
Class A Shares
Issued	1,921,208	2,591,594	1,959,581	3,278,521	1,632,457
Reinvested	18,284	8,052	26,981	18,669	28,307
Redeemed	(508,976)	(787,762)	(795,282)	(568,297)	(357,025)

	1,430,516	1,811,884	1,191,280	2,728,893	1,303,739

Class B Shares
Issued	266,909	689,149	774,170	1,558,732	534,678
Reinvested	5,929	1,719	13,728	6,084	12,459
Redeemed	(42,458)	(23,051)	(120,952)	(85,185)	(86,754)

	230,380	667,817	666,946	1,479,631	460,383

Class C Shares
Issued	2,389,569	4,383,105	4,007,038	9,358,201	3,886,443
Reinvested	11,395	3,201	26,865	13,462	29,645
Redeemed	(503,403)	(256,556)	(683,281)	(488,888)	(979,797)

	1,897,561	4,129,750	3,350,622	8,882,775	2,936,291

Class R Shares
Issued	19,158	4,248	18,132	6,853	11,999
Reinvested	2	1	2	1	2
Redeemed	(33)	—	(14)	—	(8)

	19,127	4,249	18,120	6,854	11,993

Institutional Class Shares
Issued	106 (a)	—	102 (a)	—	99 (a)
Reinvested	1 (a)	—	1 (a)	—	1 (a)

	107	—	103	—	100

Service Class Shares
Issued	8,929,349	18,118,430	14,646,408	26,738,835	12,674,219
Reinvested	439,904	246,979	676,796	463,056	746,446
Redeemed	(1,083,523)	(2,228,254)	(1,184,980)	(3,093,329)	(2,213,992)

	8,285,730	16,137,155	14,138,224	24,108,562	11,206,673

Total change in shares	11,863,421	22,750,855	19,365,295	37,206,715	15,919,179

[Additional columns below]

[Continued from above table, first column(s) repeated]

Moderate
Year Ended
October 31, 2004

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,300,143
Dividends reinvested	209,300
Cost of shares redeemed	(4,510,995)

23,998,448

Class B Shares
Proceeds from shares issued	13,421,315
Dividends reinvested	69,279
Cost of shares redeemed	(869,023)

12,621,571

Class C Shares
Proceeds from shares issued	84,358,359
Dividends reinvested	164,758
Cost of shares redeemed	(7,305,391)

77,217,726

Class R Shares
Proceeds from shares issued	39,600
Dividends reinvested	15
Cost of shares redeemed	—

39,615

Institutional Class Shares
Proceeds from shares issued	—
Dividends reinvested	—

—

Service Class Shares
Proceeds from shares issued	256,521,364
Dividends reinvested	5,748,426
Cost of shares redeemed	(42,366,755)

219,903,035

Change in net assets from capital transactions	$333,780,395

SHARE TRANSACTIONS:
Class A Shares
Issued	3,011,399
Reinvested	22,187
Redeemed	(479,820)

2,553,766

Class B Shares
Issued	1,433,413
Reinvested	7,382
Redeemed	(92,522)

1,348,273

Class C Shares
Issued	9,031,094
Reinvested	17,614
Redeemed	(784,797)

8,263,911

Class R Shares
Issued	4,280
Reinvested	2
Redeemed	—

4,282

Institutional Class Shares
Issued	—
Reinvested	—

—

Service Class Shares
Issued	27,161,559
Reinvested	610,271
Redeemed	(4,483,160)

23,288,670

Total change in shares	35,458,902

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

2005 Semiannual Report 145

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

	Moderately Conservative		Conservative
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,133,331	9,525,868	$3,360,108	$4,116,231
Dividends reinvested	108,836	101,639	59,535	42,702
Cost of shares redeemed	(2,067,096)	(3,295,669)	(1,291,696)	(1,014,708)

	3,175,071	6,331,838	2,127,947	3,144,225

Class B Shares
Proceeds from shares issued	1,338,832	2,661,539	805,796	2,087,549
Dividends reinvested	27,728	24,872	30,406	23,210
Cost of shares redeemed	(496,107)	(686,483)	(426,428)	(351,106)

	870,453	1,999,928	409,774	1,759,653

Class C Shares
Proceeds from shares issued	11,332,997	22,705,109	5,612,895	12,228,628
Dividends reinvested	89,598	82,699	69,064	49,034
Cost of shares redeemed	(3,823,861)	(4,177,562)	(1,512,765)	(2,320,470)

	7,598,734	18,610,246	4,169,194	9,957,192

Class R Shares
Proceeds from shares issued	1,263	37	1,034	140
Dividends reinvested	16	17	19	19
Cost of shares redeemed	(76)	—	(98)	—

	1,203	54	955	159

Institutional Class Shares
Proceeds from shares issued	1,000 (a)	—	1,000 (a)	—
Dividends reinvested	6 (a)	—	7 (a)	—

	1,006	—	1,007	—

Service Class Shares
Proceeds from shares issued	40,328,733	68,707,212	36,898,764	58,037,110
Dividends reinvested	2,142,242	2,042,334	2,099,405	1,696,250
Cost of shares redeemed	(10,640,002)	(16,895,381)	(15,806,725)	(19,762,869)

	31,830,973	53,854,165	23,191,444	39,970,491

Change in net assets from capital transactions	$43,477,440	80,796,231	$29,900,321	$54,831,720

SHARE TRANSACTIONS:
Class A Shares
Issued	509,781	982,378	330,852	409,200
Reinvested	10,798	10,435	5,874	4,256
Redeemed	(205,175)	(338,213)	(126,725)	(100,949)

	315,404	654,600	210,001	312,507

Class B Shares
Issued	132,753	273,936	79,078	208,358
Reinvested	2,749	2,552	2,999	2,315
Redeemed	(49,418)	(70,137)	(41,943)	(35,104)

	86,084	206,351	40,134	175,569

Class C Shares
Issued	1,126,792	2,339,588	553,277	1,219,283
Reinvested	8,905	8,508	6,836	4,904
Redeemed	(380,084)	(430,830)	(149,215)	(232,553)

	755,613	1,917,266	410,898	991,634

Class R Shares
Issued	125	4	100	13
Reinvested	2	2	2	2
Redeemed	(7)	—	(9)	—

	120	6	93	15

Institutional Class Shares
Issued	98 (a)	—	98 (a)	—
Reinvested	1 (a)	—	1 (a)	—

	99	—	99	—

Service Class Shares
Issued	3,988,765	7,024,940	3,615,812	5,764,611
Reinvested	211,818	209,104	206,580	168,801
Redeemed	(1,051,043)	(1,732,898)	(1,548,769)	(1,964,374)

	3,149,540	5,501,146	2,273,623	3,969,038

Total change in shares	4,306,860	8,279,369	2,934,848	5,448,763

(a)	For the period from December 29, 2004 (commencement of operations) through April 30, 2005.

146 Semiannual Report 2005

	Bond			Government Bond
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,395,381	$4,395,849		$9,855,056	$22,247,288
Dividends reinvested	179,780	388,820		890,087	3,206,971
Cost of shares redeemed	(3,122,563)	(4,324,080)		(11,886,731)	(25,255,940)

	(1,547,402)	460,589		(1,141,588)	198,319

Class B Shares
Proceeds from shares issued (a)	31,435	82,988		20,133	379,377
Dividends reinvested	967	984		1,999	2,659
Cost of shares redeemed	(4,135)	(7,476)		(74,415)	(213,355)

	28,267	76,496		(52,283)	168,681

Class C Shares
Proceeds from shares issued (a)	427,692	178,993		107,169	382,446
Dividends reinvested	938	274		1,593	1,002
Cost of shares redeemed	(129,415)	(8,954)		(183,511)	(150,644)

	299,215	170,313		(74,749)	232,804

Class D Shares
Proceeds from shares issued (a)	3,903,074	8,622,722		6,381,344	19,942,178
Dividends reinvested	2,145,166	4,990,110		1,852,581	7,911,363
Cost of shares redeemed	(11,942,275)	(29,578,633)		(17,705,086)	(57,516,442)

	(5,894,035)	(15,965,801)		(9,471,161)	(29,662,901)

Class R Shares
Proceeds from shares issued (a)	75	—		75	—
Dividends reinvested	21	40		17	56
Cost of shares redeemed	(75)	—		(75)	—

	21	40		17	56

Class X Shares
Proceeds from shares issued (a)	40,646	122,993		37,186	107,014
Dividends reinvested	55,183	120,618		55,454	270,999
Cost of shares redeemed	(236,705)	(491,500)		(632,362)	(1,370,259)

	(140,876)	(247,889)		(539,722)	(992,246)

Class Y Shares
Proceeds from shares issued (a)	1,156	9,565		5,945	38,141
Dividends reinvested	3,325	7,632		8,145	38,511
Cost of shares redeemed	(24,419)	(37,097)		(70,288)	(983,441)

	(19,938)	(19,900)		(56,198)	(906,789)

Institutional Class Shares
Proceeds from shares issued (a)	970,948	274,489	(b)	573,359	157,722	(b)
Dividends reinvested	9,473	3,099	(b)	4,522	1,495	(b)
Cost of shares redeemed	(18,223)	(24,937	)(b)	(11,335)	(13,983	)(b)

	962,198	252,651		566,546	145,234

Change in net assets from capital transactions	$(6,312,550)	$(15,273,501)		$(10,769,138)	$(30,816,842)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Tax-Free Income
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$276,347	$3,319,010
Dividends reinvested	127,192	249,559
Cost of shares redeemed	(864,031)	(1,711,258)

	(460,492)	1,857,311

Class B Shares
Proceeds from shares issued (a)	234,610	382,798
Dividends reinvested	5,265	4,477
Cost of shares redeemed	(31,504)	(64,584)

	208,371	322,691

Class C Shares
Proceeds from shares issued (a)	295,200	1,001,038
Dividends reinvested	4,403	1,899
Cost of shares redeemed	(16,250)	(24,538)

	283,353	978,399

Class D Shares
Proceeds from shares issued (a)	3,088,205	4,285,007
Dividends reinvested	2,673,536	5,883,981
Cost of shares redeemed	(9,981,318)	(23,473,368)

	(4,219,577)	(13,304,380)

Class R Shares
Proceeds from shares issued (a)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

Class X Shares
Proceeds from shares issued (a)	50,607	188,611
Dividends reinvested	73,687	169,798
Cost of shares redeemed	(388,208)	(984,657)

	(263,914)	(626,248)

Class Y Shares
Proceeds from shares issued (a)	2	117,769
Dividends reinvested	8,038	17,040
Cost of shares redeemed	(28,087)	(303,897)

	(20,047)	(169,088)

Institutional Class Shares
Proceeds from shares issued (a)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

Change in net assets from capital transactions	$(4,472,306)	$(10,941,315)

2005 Semiannual Report 147

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

	Bond			Government Bond
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004		April 30, 2005	October 31, 2004

	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	143,882	452,327		957,879	2,145,208
Reinvested	18,543	40,156		86,395	309,760
Redeemed	(321,801)	(445,874)		(1,154,295)	(2,435,334)

	(159,376)	46,609		(110,021)	19,634

Class B Shares
Issued	3,249	8,618		1,949	36,733
Reinvested	100	102		194	259
Redeemed	(424)	(766)		(7,181)	(20,725)

	2,925	7,954		(5,038)	16,267

Class C Shares
Issued	44,012	18,625		10,388	36,914
Reinvested	97	28		155	97
Redeemed	(13,391)	(919)		(17,876)	(14,581)

	30,718	17,734		(7,333)	22,430

Class D Shares
Issued	401,495	886,254		619,675	1,932,331
Reinvested	220,868	514,563		179,787	763,040
Redeemed	(1,230,041)	(3,044,879)		(1,717,832)	(5,553,157)

	(607,678)	(1,644,062)		(918,370)	(2,857,786)

Class R Shares
Issued	8	—		7	—
Reinvested	2	4		2	5
Redeemed	(8)	—		(7)	—

	2	4		2	5

Class X Shares
Issued	4,188	12,682		3,612	10,308
Reinvested	5,690	12,455		5,387	26,189
Redeemed	(24,374)	(50,684)		(61,378)	(133,004)

	(14,496)	(25,547)		(52,379)	(96,507)

Class Y Shares
Issued	119	977		579	3,651
Reinvested	342	787		791	3,722
Redeemed	(2,525)	(3,813)		(6,821)	(94,727)

	(2,064)	(2,049)		(5,451)	(87,354)

Institutional Class Shares
Issued	100,096	28,858	(b)	55,660	15,585	(b)
Reinvested	977	321	(b)	439	145	(b)
Redeemed	(1,882)	(2,560	)(b)	(1,102)	(1,349	)(b)

	99,191	26,619		54,997	14,381

Total change in shares	(650,778)	(1,572,738)		(1,043,593)	(2,968,930)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Tax-Free Income
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	25,401	315,901
Reinvested	11,980	23,670
Redeemed	(81,402)	(162,530)

	(44,021)	177,041

Class B Shares
Issued	22,149	36,654
Reinvested	496	426
Redeemed	(2,935)	(6,270)

	19,710	30,810

Class C Shares
Issued	27,750	94,479
Reinvested	416	181
Redeemed	(1,534)	(2,335)

	26,632	92,325

Class D Shares
Issued	291,195	406,464
Reinvested	251,829	557,872
Redeemed	(939,903)	(2,228,266)

	(396,879)	(1,263,930)

Class R Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

Class X Shares
Issued	4,769	17,828
Reinvested	6,940	16,103
Redeemed	(36,610)	(93,604)

	(24,901)	(59,673)

Class Y Shares
Issued	—	11,117
Reinvested	758	1,619
Redeemed	(2,654)	(28,679)

	(1,896)	(15,943)

Institutional Class Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

Total change in shares	(421,355)	(1,039,370)

(a)	Includes redemption fees, if any.
(b)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.

148 Semiannual Report 2005

	Money Market		Morley Enhanced Income
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$—	$—	$325,466	$1,625,575
Dividends reinvested	—	—	11,461	26,520
Cost of shares redeemed	—	—	(643,801)	(2,456,275)

	—	—	(306,874)	(804,180)

Class C Shares
Proceeds from shares issued (a)	—	—	—	—
Dividends reinvested	—	—	—	—

	—	—	—	—

Class R Shares
Proceeds from shares issued (a)	—	—	75	—
Dividends reinvested	—	—	11	16
Cost of shares redeemed	—	—	(75)	—

	—	—	11	16

Institutional Class Shares
Proceeds from shares issued (a)	847,771,024	1,179,019,081	81,128,920	151,261,349
Dividends reinvested	10,030,582	8,180,833	4,206,649	4,805,301
Cost of shares redeemed	(630,061,536)	(1,182,262,579)	(11,603,195)	(9,332,795)

	227,740,070	4,937,335	73,732,374	146,733,855

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—	958,344	2,055,063
Dividends reinvested	—	—	83,331	160,545
Cost of shares redeemed	—	—	(1,698,037)	(3,909,881)

	—	—	(656,362)	(1,694,273)

IRA Class Shares
Proceeds from shares issued (a)	—	—	—	—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	—	—	—	—

	—	—	—	—

Service Class Shares
Proceeds from shares issued (a)	5,374,507	50,997,429	—	—
Dividends reinvested	35,977	31,400	—	—
Cost of shares redeemed	(7,152,279)	(53,549,396)	—	—

	(1,741,795)	(2,520,567)	—	—

Prime Shares
Proceeds from shares issued (a)	126,922,731	325,149,966	—	—
Dividends reinvested	2,870,843	2,503,157	—	—
Cost of shares redeemed	(183,166,422)	(403,385,510)	—	—
	(53,372,848)	(75,732,387)	—	—

Change in net assets from capital transactions	$172,625,427	$(73,315,619)	$72,769,149	$144,235,418

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Short Duration Bond
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$70,811	$1,930,508
Dividends reinvested	8,152	12,775
Cost of shares redeemed	(950,857)	(400,935)

	(871,894)	1,542,348

Class C Shares
Proceeds from shares issued (a)	1,000 (b)	—
Dividends reinvested	2 (b)	—

	1,002	—

Class R Shares
Proceeds from shares issued (a)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

Institutional Class Shares
Proceeds from shares issued (a)	2,860,438	92,614,497
Dividends reinvested	368,193	2,020,022
Cost of shares redeemed	(67,425,617)	(69,085,810)

	(64,196,986)	25,548,709

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

IRA Class Shares
Proceeds from shares issued (a)	1,718,090	412,997,999
Dividends reinvested	1,576,470	10,308,892
Cost of shares redeemed	(297,914,852)	(467,952,756)

	(294,620,292)	(44,645,865)

Service Class Shares
Proceeds from shares issued (a)	16,285,503	234,707,875
Dividends reinvested	1,558,318	5,513,973
Cost of shares redeemed	(184,262,490)	(172,752,999)

	(166,418,669)	67,468,849

Prime Shares
Proceeds from shares issued (a)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—
	—	—

Change in net assets from capital transactions	$(526,106,839)	49,914,041

2005 Semiannual Report 149

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

	Money Market		Morley Enhanced Income
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	35,655	176,384
Reinvested	—	—	1,255	2,876
Redeemed	—	—	(70,509)	(266,872)

	—	—	(33,599)	(87,612)

Class C Shares
Issued	—	—	—	—
Reinvested	—	—	—	—

	—	—	—	—

Class R Shares
Issued	—	—	8	—
Reinvested	—	—	1	2
Redeemed	—	—	(8)	—

	—	—	1	2

Institutional Class Shares
Issued	847,771,024	1,179,019,081	8,884,217	16,406,509
Reinvested	10,030,582	8,180,833	460,675	521,703
Redeemed	(630,061,536)	(1,182,262,579)	(1,271,844)	(1,013,943)

	227,740,070	4,937,335	8,073,048	15,914,269

Institutional Service Class Shares
Issued	—	—	104,828	222,791
Reinvested	—	—	9,118	17,400
Redeemed	—	—	(185,837)	(423,504)

	—	—	(71,891)	(183,313)

IRA Class Shares
Issued	—	—	—	—
Reinvested	—	—	—	—
Redeemed	—	—	—	—

	—	—	—	—

Service Class Shares
Issued	5,374,507	50,997,429	—	—
Reinvested	35,977	31,400	—	—
Redeemed	(7,152,279)	(53,549,396)	—	—

	(1,741,795)	(2,520,567)	—	—

Prime Shares
Issued	126,922,681	325,149,866	—	—
Reinvested	2,870,843	2,503,157	—	—
Redeemed	(183,166,421)	(403,385,510)	—	—

	(53,372,897)	(75,732,487)	—	—

Total change in shares	172,625,378	(73,315,719)	7,967,559	15,643,346

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Short Duration Bond
	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	7,121	193,030
Reinvested	819	1,278
Redeemed	(95,263)	(40,093)

	(87,323)	154,215

Class C Shares
Issued	100 (b)	—
Reinvested	1 (b)	—

	101	—

Class R Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

Institutional Class Shares
Issued	287,054	9,256,793
Reinvested	36,950	201,940
Redeemed	(6,763,030)	(6,908,581)

	(6,439,026)	2,550,152

Institutional Service Class Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

IRA Class Shares
Issued	171,801	41,270,841
Reinvested	158,294	1,030,950
Redeemed	(29,848,496)	(46,794,992)

	(29,518,401)	(4,493,201)

Service Class Shares
Issued	1,635,604	23,456,199
Reinvested	156,633	551,397
Redeemed	(18,479,023)	(17,275,300)

	(16,686,786)	6,732,296

Prime Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

Total change in shares	(52,731,435)	4,943,462

(a)	Includes redemption fees, if any.
(b)	For the period from February 28, 2005 (commencement of operations) through April 30, 2005.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) or Gartmore Morley Capital Management, Inc. (“GMCM”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMCM is a

150 Semiannual Report 2005

wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. With respect to the Large Cap Value Fund, GMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers for such Fund. NorthPointe Capital, LLC (“NorthPointe”), an indirect, majority owned subsidiary of GGI, currently serves as the subadviser for the Large Cap Value Fund and as such, manages the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Growth	GMF	n/a

Large Cap Value	GMF	NorthPointe Capital, LLC (a)

Nationwide	GMF	n/a

Mid Cap Growth	GMF	n/a

Small Cap	GMF	n/a

Aggressive	GMF	n/a

Moderately Aggressive	GMF	n/a

Moderate	GMF	n/a

Moderately Conservative	GMF	n/a

Conservative	GMF	n/a

Bond	GMF	n/a

Government Bond	GMF	n/a

Tax-Free Income	GMF	n/a

Money Market	GMF	n/a

Morley Enhanced Income	GMCM	n/a

Morley Capital Accumulation	GMCM	n/a

(a)	Affiliate of GMF.

2005 Semiannual Report 151

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and NorthPointe is as follows for the six months ended April 30, 2005:

		Total	Fees
Fund	Fee Schedule	Fees	Retained

Growth and Nationwide	Up to $250 million	0.60%	0.60%
	On the next $750 million	0.575%	0.575%
	On the next $1 billion	0.55%	0.55%
	On the next $3 billion	0.525%	0.525%
	On $5 billion and more	0.50%	0.50%

Large Cap Value	Up to $100 million	0.75%	0.40%
	On $100 million and more	0.70%	0.40%

Mid Cap Growth	Up to $250 million	0.75%	0.75%
	$250 million up to $1 billion	0.725%	0.725%
	$1 billion up to $2 billion	0.70%	0.70%
	$2 billion up to $5 billion	0.675%	0.675%
	On $5 billion and more	0.65%	0.65%

Small Cap	Up to $100 million	0.95%	0.95%
	On $100 million and more	0.80%	0.80%

Investor Destinations Funds	All Assets	0.13%	0.13%

Bond, Government Bond	Up to $250 million	0.50%	0.50%
and Tax-Free Income	On the next $750 million	0.475%	0.475%
	On the next $1 billion	0.45%	0.45%
	On the next $3 billion	0.425%	0.425%
	On $5 billion and more	0.40%	0.40%

Money Market	Up to $1 billion	0.40%	0.40%
	On the next $1 billion	0.38%	0.38%
	On the next $3 billion	0.36%	0.36%
	On $5 billion and more	0.34%	0.34%

Morley Enhanced Income	Up to $500 million	0.35%	0.35%
	$500 million up to $1 billion	0.34%	0.34%
	$1 billion up to $3 billion	0.325%	0.325%
	$3 billion up to $5 billion	0.30%	0.30%
	$5 billion up to $10 billion	0.285%	0.285%
	$10 billion and more	0.275%	0.275%

Short Duration Bond(a)	All Assets	0.35%	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Paid to
Fund	Subadviser

Growth and Nationwide	—
—
—
—
—

Large Cap Value	0.35%
0.30%

Mid Cap Growth	—
—
—
—
—

Small Cap	—

Investor Destinations Funds	—

Bond, Government Bond	—
and Tax-Free Income	—
—
—
—

Money Market	—
—
—
—

Morley Enhanced Income	—
—
—
—
—
—

Short Duration Bond(a)	—

(a)	GMCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders.

152 Semiannual Report 2005

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2006. The expense limitations for the Investor Destinations Funds do not exclude Rule 12b-1 fees and administrative services fees.

	Expense Caps

								Institutional
	Class A	Class B	Class C	Class D	Class R	Class X	Class Y	Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

Large Cap Value	1.15%	1.15%	1.15%	n/a	1.15%	n/a	n/a	n/a

Mid Cap Growth	1.15%	1.15%	1.15%	n/a	1.15%	n/a	n/a	1.15%

Small Cap	1.35%	1.35%	1.35%	n/a	1.35%	n/a	n/a	1.35%

Investor Destinations Funds(a)	0.25%	0.25%	0.25%	n/a	0.25%	n/a	n/a	0.25%

Money Market	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.59%

Morley Enhanced Income	0.45%	n/a	n/a	n/a	0.45%	n/a	n/a	0.45%

Short Duration Bond	0.55%	n/a	0.55%	n/a	n/a	n/a	n/a	0.55%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Expense Caps

	Institutional	Service
	Service	Class	Prime	IRA
Fund	Class Shares	Shares	Shares	Class

Large Cap Value	n/a	n/a	n/a	n/a

Mid Cap Growth	1.15%	n/a	n/a	n/a

Small Cap	1.35%	n/a	n/a	n/a

Investor Destinations Funds(a)	n/a	0.25%	n/a	n/a

Money Market	n/a	0.59%	0.59%	n/a

Morley Enhanced Income	0.45%	n/a	n/a	n/a

Short Duration Bond	n/a	0.55%	n/a	0.55%

(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through February 28, 2011.

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF or GMCM, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted.

As of the six months ended April 30, 2005, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF or GMCM, would be:

	Amount	Amount	Amount	Six Months Ended
	Fiscal Year	Fiscal Year	Fiscal Year	April 30,
Fund	2002	2003	2004	2005

Large Cap Value	$—	$—	$17,394	$8,421

Mid Cap Growth	16,030	62,838	34,484	30,907

Small Cap	—	—	13,994	17,172

Money Market	86,972	102,737	1,937	930

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain

2005 Semiannual Report 153

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Expense Caps

	Class A	Class B	Class C	Class R	Class X	Class Y
Fund	Shares	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Nationwide	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Small Cap	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Investor Destinations Funds	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%

Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%

Money Market	n/a	n/a	n/a	n/a	n/a	n/a

Morley Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a

Short Duration Bond	0.25%	n/a	0.75%	n/a	n/a	n/a

[Additional columns below]

[Continued from above table, first column(s) repeated]

Expense Caps

Service
	Class	IRA
Fund	Shares	Class

Growth	n/a	n/a

Large Cap Value	n/a	n/a

Nationwide	n/a	n/a

Mid Cap Growth	n/a	n/a

Small Cap	n/a	n/a

Investor Destinations Funds	0.25%	n/a

Bond	n/a	n/a

Government Bond	n/a	n/a

Tax-Free Income	n/a	n/a

Money Market	0.15%	n/a

Morley Enhanced Income	n/a	n/a

Short Duration Bond	0.25%	0.25%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the six months ended April 30, 2005, GDSI received commissions of $3,060,317 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $137,798 was reallowed to affiliated broker-dealers of the Funds.

The Funds (except the Investor Destinations, Money Market, and Morley Enhanced Income Funds) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 days of purchase (within 90 days for the Mid Cap Growth and Small Cap Funds and within five days for the Bond, Government Bond, and Tax-Free Income Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

The Short Duration Bond Fund, waived its then-current redemption fee from October 4, 2004, when the Fund’s wrap contracts terminated, through December 5, 2004, when the Fund converted to a short duration bond fund. Beginning on December 6, 2004, the Fund began to assess a 2% redemption fee on all classes of shares that are sold or exchanged within 5 business days of purchase.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. For the period

154 Semiannual Report 2005

November 1, 2004 through December 31, 2004, the fees for the services provided under such agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*

Up to $1 billion	0.25%

$1 billion and more up to $3 billion	0.18%

$3 billion and more up to $4 billion	0.14%

$4 billion and more up to $5 billion	0.07%

$5 billion and more up to $10 billion	0.04%

$10 billion and more up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Allocations Fund: Moderate, Gartmore Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. Each Fund pays GSA a combined annual fee based on the Trust’s average daily net assets according to the following schedule:

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion and more up to $3 billion	0.19%

$3 billion and more up to $4 billion	0.15%

$4 billion and more up to $5 billion	0.08%

$5 billion and more up to $10 billion	0.05%

$10 billion and more up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds (except for the Short Duration Bond Fund). For the Short Duration Bond Fund, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

As of April 30, 2005, the advisers or affiliates of the advisers directly held 40% of the shares outstanding of the Mid Cap Growth.

2005 Semiannual Report 155

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

4. Bank Loans

The Trust has a credit agreement of $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensation balances were required under the terms of the line of credit. There were no borrowings outstanding as of April 30, 2005.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2005, are summarized as follows:

Purchases and Sales

Fund	Purchases	Sales

Growth	$345,174,413	$368,265,807

Large Cap Value	14,272,953	9,239,397

Nationwide	811,726,466	1,207,084,182

Mid Cap Growth	1,577,011	1,518,227

Small Cap	43,484,525	44,273,937

Aggressive	118,955,379	9,124,544

Moderately Aggressive	197,317,898	16,799,945

Moderate	167,343,275	23,376,705

Moderately Conservative	45,307,858	7,886,943

Conservative	30,441,928	8,164,792

Bond	17,657,901	18,509,014

Government Bond	68,861,407	93,996,392

Tax-Free Income	6,826,750	10,799,979

Morley Enhanced Income	155,556,080	86,195,663

Short Duration Bond	639,547,819	470,804,541

6. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

7. Approval of Investment Adviser Contracts

A) Core Equity Series Funds:

In considering whether to approve the investment advisory agreements (and, where applicable, the sub-advisory agreements) for the Core Equity Funds, the Trustees considered the nature, extent, and quality of the services that the Adviser (and, with respect to Large Cap Value Fund, the sub-adviser) is providing to each Core Equity Fund in light of the cost of these services.

In particular, the Trustees concluded that the contractual advisory fees for Growth Fund and Mid Cap Growth Fund were among the lowest of their peers, even before taking into consideration the fee waivers and expense reimbursements being made by the Adviser for Mid Cap Growth Fund. In addition, the Trustees also noted that both Funds have breakpoints in their advisory fee structures so that shareholders share in any economies of scale that the Adviser may realize.

156 Semiannual Report 2005

The Trustees also concluded that the advisory fees for Large Cap Value Fund were at the median of those fees of this Fund’s peers. With respect to Nationwide Fund and Small Cap Fund, the Trustees concluded that their respective advisory fees were above the median of those fees of their peers; however, the Trustees considered that the Large Cap Value Fund and the Nationwide Fund have advisory fee breakpoints in place. Furthermore, the Trustees noted that the Adviser is voluntarily waiving fees and reimbursing expenses for the Small Cap Fund and Large Cap Value Fund. The Trustees also noted that the Adviser’s profit for the Growth Fund and Large Cap Value Fund was reasonable. The Trustees also noted that the Adviser’s profit on the Small Cap Fund and the Mid Cap Growth Fund, and the sub-adviser’s profit on the Large Cap Value Fund, was negative.

The Trustees next considered each Fund’s performance relative to the performance of the Fund’s respective peer group. The Trustees concluded that the performance of the Large Cap Value Fund has been consistent among the highest of the Fund’s peers. Similarly, the Trustees noted that, generally, the performance of the Nationwide Fund, Small Cap Fund, and Growth Fund, had been good in comparison to the performance of each Fund’s respective peers. The Trustees noted that each of these three Funds had experienced performance issues recently, but concluded that the Adviser’s remedial actions with respect to each of these Funds appeared to be having a positive effect. The Trustees also concluded that the performance of the Mid Cap Growth Fund has been adequate.

B) Core Asset Allocation Series Funds:

In determining whether to approve the investment advisory agreements for the Investor Destinations Funds, the Trustees considered, among a number of other factors (each discussed in detail below), the nature, extent, and quality of services being provided by the Adviser and the costs of these services. In particular, the Trustees considered the contractual advisory fees of the Moderate Fund, the Moderately Conservative Fund, and the Conservative Fund, and concluded that these advisory fees were among the lowest of each Fund’s respective peer group. The Trustees also concluded that, while the advisory fees of the Aggressive Fund and Moderately Aggressive Fund were higher than the advisory fees of their respective peers, each Fund’s fees were only slightly higher than the median of advisory fees for the Fund’s peer group. The Trustees further took note that each Fund had a very small number of similar funds in the Fund’s Lipper, Inc. peer group and had asked management to work with Lipper, Inc. to attempt to develop a larger peer group for future comparisons. Finally, the Trustees considered the Adviser’s profitability with respect to each such Fund and concluded that the Adviser’s profitability is reasonable.

Next, the Trustees considered the performance of each Investor Destinations Fund, and concluded that the Aggressive Fund, the Moderately Aggressive Fund, the Moderate Fund and the Moderately Conservative Fund have performed well with respect to the performance of their respective peer groups. With respect to the Conservative Fund, which has continued to perform below the performance of the Fund’s peers, the Trustees considered management’s explanation that this Fund’s peer group is comprised primarily of fixed income funds with a shorter duration than that of the Conservative Fund. The Trustees determined that the shorter duration and the larger cash component of the Conservative Fund relative to those of the Fund’s peers appear to account for the Fund’s underperformance relative to the performance of those peers. Consequently, the Trustees concluded that the Conservative Fund had performed well when considering the Fund’s purpose (which is to serve as the conservative option in an asset allocation program) and noted that the Fund continues to attract assets.

C) Core Fixed Income Series Funds:

With respect to the Core Fixed Income Funds, the Trustees, in determining whether to approve the respective advisory fees for each Core Fixed Income Fund, considered a number of factors as discussed in detail below.

The Trustees considered the nature, extent, and quality of services provided to each Fund by the Adviser in light of the Adviser’s fees for these services. In particular, the Trustees considered the advisory fee for each Fund and concluded that the fees were generally near or below the median contractual advisory fee of each Fund’s respective peers. Additionally, the Trustees noted that each Core Fixed Income Fund also has or will have advisory fee breakpoints in place so that economies of scale that may be realized by the Advisers are shared with each Fund’s respective shareholders. Furthermore, the Trustees noted that the Advisers of the Money Market Fund, the Morley Enhanced Income Fund, and the Short

2005 Semiannual Report 157

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

Duration Bond Fund each are voluntarily waiving fees and reimbursing expenses for these Funds. The Trustees also considered the Adviser’s profitability with respect to each Core Fixed Income Fund and concluded that the Adviser’s profitability is reasonable with respect to each said Fund.

The Trustees also considered that upon conversion to a short duration bond fund (which occurred on December 6, 2004) the Short Duration Bond Fund’s advisory fee is anticipated to be relatively low compared to its new peer group.

Next, the Trustees considered the performance of each Core Fixed Income Fund, and concluded that: (i) the performance of the Bond Fund has been very good relative to the performance of the Fund’s peers; and (ii) the performance of the Government Bond Fund, Tax-Free Income Fund, Money Market Fund, and Short Duration Bond Fund has been good or satisfactory relative to the performance of each Fund’s respective peers. The Trustees also concluded that the performance of the Morley Enhanced Income Fund, while lower than the performance of the majority of the Fund’s peers, was adequate relative to the Fund’s benchmark and other similar investment-grade short duration bond funds.

D) Summary of Core Series Funds:

Finally, the Trustees reviewed and considered potential ancillary benefits that the Advisers may derive from each of the Core Series Funds, including: (i) fee income for performing other services; (ii) soft dollars; and (iii) affiliated brokerage commissions that the Advisers and/or their affiliates may realize as a result of the Advisers’ and/or their affiliates’ respective relationships with each of the Funds.

Having considered this information as this information pertains to each Fund individually, the Trustees determined to continue each Core Series Fund’s investment advisory (and, where applicable, sub-advisory) agreements for the annual period commencing on February 28, 2005.

8. Shareholder Meeting

A separate shareholders meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust pursuant to a Proxy Statement On Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the GMF on or around November 5, 2004.

Two Proposals: The purpose of these December 23, 2004 meetings was to allow the shareholders of the Trust to vote on:

i.	Proposal One: The election of the Trust’s Board of Trustees; and

ii.	Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provides for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

Proposal One: As set forth in the October 29, 2004 Proxy Statement, the nominees for election as Trustees of the Trust were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I Jacobs, Thomas J. Kerr IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust to approve the proposed “Agreement and Plan of Reorganization” of the existing Trust (on behalf of each of the Trust’s Funds) into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding Funds of the existing Trust subject to the liabilities, expenses, costs, charges, and reserves of the corresponding Funds of the existing Trust (contingent or otherwise), in exchange for shares of the acquiring Funds to be distributed pro rata by the new existing Trust to the holders of the shares of the Funds of the existing Trust, in a complete liquidation of the existing Trust.

158 Semiannual Report 2005

GMF Voting Results:

The shareholders of GMF voted to approve both Proposal One and Proposal Two, as follows:

Proposal One: Election of a Board of Trustees of Gartmore Mutual Funds

Charles E. Allen:
FOR	1,484,045,010.745 shares	(96.963%)
WITHHOLD	46,475,965.981 shares	(3.037%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Michael J. Baresich:
FOR	1,479,546,876.136 shares	(96.669%)
WITHHOLD	50,974,100.590 shares	(3.331%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Paula H.J. Cholmondeley:
FOR	1,483,986,754.474 shares	(96.960%)
WITHHOLD	46,534,222.252 shares	(3.040%)
TOTAL	1,530,520,976.726 shares	(100.000%)

C. Brent DeVore:
FOR	1,483,232,555.715 shares	(96.910%)
WITHHOLD	47,288,421.011 shares	(3.090%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Phyllis Kay Dryden:
FOR	1,483,461,670.269 shares	(96.925%)
WITHHOLD	47,059,306.457 shares	(3.075%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Robert M. Duncan:
FOR	1,478,518,553.740 shares	(96.602%)
WITHHOLD	52,002,422.986 shares	(3.398%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Barbara L. Hennigar:
FOR	1,483,932,926.673 shares	(96.956%)
WITHHOLD	46,588,050.053 shares	(3.044%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Paul J. Hondros:
FOR	1,483,799,576.741 shares	(96.947%)
WITHHOLD	46,721,399.985 shares	(3.053%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Barbara I. Jacobs:
FOR	1,482,757,593.191 shares	(96.879%)
WITHHOLD	47,763,383.535 shares	(3.121%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Thomas J. Kerr IV:
FOR	1,477,143,243.388 shares	(96.512%)
WITHHOLD	53,377,733.338 shares	(3.488%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Douglas F. Kridler:
FOR	1,484,100,191.103 shares	(96.967%)
WITHHOLD	46,420,785.623 shares	(3.033%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Michael D. McCarthy:
FOR	1,483,352,898.255 shares	(96.918%)
WITHHOLD	47,168,078.471 shares	(3.082%)
TOTAL	1,530,520,976.726 shares	(100.000%)

2005 Semiannual Report 159

Notes to Financial Statements (Continued)
April 30, 2005 (Unaudited)

Core Series

Proposal One: Election of a Board of Trustees of Gartmore Mutual Funds

Arden L. Shisler:
FOR	1,483,661,174.441 shares	(96.938%)
WITHHOLD	46,859,802.285 shares	(3.062%)
TOTAL	1,530,520,976.726 shares	(100.000%)

David C. Wetmore:
FOR	1,484,021,388.615 shares	(96.962%)
WITHHOLD	46,499,588.111 shares	(3.038%)
TOTAL	1,530,520,976.726 shares	(100.000%)

Proposal Two: Approval of the Agreement and Plan of Reorganization of Gartmore Mutual Funds:

FOR	1,338,850,729.743 shares	(87.477%)
AGAINST	48,927,279.322 shares	(3.197%)
ABSTAIN	86,596,336.653 shares	(5.658%)
BROKER NON-VOTES	56,146,631.008 shares	(3.668%)
TOTAL	1,530,520,976.726 shares	(100.000%)

160 Semiannual Report 2005

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds

April 30, 2005

	Position(s)		Number of
	Held with the		Portfolios in the	Other
Name,	Trust and	Principal Occupation(s)	Gartmore Fund	Directorships
Address and	Length of Time	During Past	Complex Overseen	Held by Trustee
Year of Birth	Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. From March 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Residential Insulation of Owens Corning.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm, prior to 2002.	84	None

Barbara L. Hennigar* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired since June 2000. Prior thereto, Ms. Hennigar was the Chairman or President and Chief Executive Officer of OppenheimerFunds Services and a member of the Executive Committee of Oppenheimer Funds.	84	None

2005 Semiannual Report 161

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds
April 30, 2005 (Continued)

	Position(s)		Number of
	Held with the		Portfolios in the		Other
Name,	Trust and	Principal Occupation(s)	Gartmore Fund		Directorships
Address and	Length of Time	During Past	Complex Overseen		Held by Trustee
Year of Birth	Served[1]	Five Years	by Trustee		or Nominee[2]
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association - College Retirement Equity Funds).	84		None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84		None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84	(3)	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was formerly a Managing Director of Updata Capital, an investment banking and venture capital firm.	84		MKT 10, Inc.

*	Pursuant to the Trust’s mandatory retirement policy, Ms. Hennigar is expected to retire on or about January 12, 2006.
1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

162 Semiannual Report 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds
April 30, 2005 (Continued)

3	Messrs. McCarthy and Hondros are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. McCarthy and Hondros are expected to resign as an Administrative Committee Member on or before June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $277,610 from the Trust for the Six Months Ended April 30, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds

April 30, 2005

	Position(s)		Number of
	Held with the		Portfolios in the
Name,	Trust and	Principal Occupation(s)	Gartmore Fund	Other
Address and	Length of Time	During Past	Complex Overseen	Directorships
Year of Birth	Served[1]	Five Years	by Trustee	Held by Trustee[2]

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”) [3] and Gartmore SA Capital Trust (“GSA”)[3] ; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
1948

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
1941

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3] , GMFCT[3] , and GSA[3]. Prior to July 2000, Mr. Holland was Vice President for First Data Investor Services, an investment company service provider	84	None
1951

2005 Semiannual Report 163

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds
April 30, 2005 (Continued)

	Position(s)		Number of
	Held with the		Portfolios in the
Name,	Trust and	Principal Occupation(s)	Gartmore Fund	Other
Address and	Length of Time	During Past	Complex Overseen	Directorships
Year of Birth	Served[1]	Five Years	by Trustee	Held by Trustee[2]

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Prior thereto, Mr. Krulikowski served as Chief Compliance Officer of 1717 Capital Management Company/ Provident Mutual Insurance Company	84	None
1959

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP. Prior to August 2000, Mr. Miller served as Senior Vice President and Deputy General Counsel at Delaware Investments	84	None
1953

1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Messrs. McCarthy and Hondros are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Messrs. McCarthy and Hondros are expected to resign as an Administrative Committee Member on or before June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

164 Semiannual Report 2005

Index Definitions

The Gartmore Investor Destinations Aggressive Fund benchmark consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Investor Destinations Moderately Aggressive Fund benchmark consists of 80% S&P 500 Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderate Fund benchmark consists of 60% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderately Conservative Fund benchmark consists of 40% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 25% Citigroup 3-Month T-Bill Index and .

The Gartmore Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500 Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Lehman Brothers Government/Credit Bond Index: An unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity; gives a broad look at how the prices of these securities have performed.

Lehman Brothers Municipal Bond Index: An unmanaged index that gives a broad look at how the prices of municipal bonds have performed; includes approximately 15,000 municipal bonds that are rated Baa or better by Moody’s and have a maturity of at least two years.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Lipper Money Market Fund Index: An unmanaged, equally weighted index that measures the performance of a broad group of taxable money market funds having a constant market price of $1 per share; consists of the largest 30 funds within the general money market funds investment objective as defined by Lipper Inc.

Lipper Ultra-Short Bond Fund Index: An unmanaged index that consists of fixed-income funds having very short durations (average maturity of between 91 and 365 days), relatively little market price sensitivity to changes in interest rates, and at least 65% of their assets in investment-grade debt instruments.

Merrill Lynch Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Trust, and each of its investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.
All rights reserved.

AR-CORE 6/05

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-
2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert of the registrant’s board of trustees is Paula Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e)  (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

     Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

     This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

     Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

     Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

     Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

     Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ PAUL J. HONDROS
	Name:	Paul J. Hondros
	Title:	President & Chairman of the Board
	Date:	July 8, 2005

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 8, 2005